EXHIBIT 10.15


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PROTOTYPE DEFINED CONTRIBUTION PLAN

FULL-FLEX PLAN DOCUMENT #01
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Amended for the Uruguay Rounds Agreements Act ("GATT"), the Uniform Services
Employment and Reemployment Rights Act ("USERRA"), the Small Business Job Protection Act of 1996 (SBJPA") and the Taxpayer Relief Act of 1997 ("TRA '97") (collectively referred to as "GUST").


(C)2001                                                  Full-Flex Plan Document

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                       PROTOTYPE DEFINED CONTRIBUTION PLAN

                                TABLE OF CONTENTS

Article I - General............................................................1

1.1    Plan....................................................................1
1.2    Effective Dates.........................................................1
1.3    Funding Vehicles........................................................1
1.4    Construction and Controlling State Law..................................1

Article II - Definitions.......................................................1

2.1    Account.................................................................1
2.2    Active Participant......................................................1
2.3    Adoption Agreement......................................................1
2.4    Annuity Funding Contract................................................1
2.5    Basic Plan Document.....................................................1
2.6    Beneficiary.............................................................1
2.7    Benefit.................................................................1
2.8    Break in Service........................................................1
2.9    Code....................................................................2
2.10   Collective Bargaining Employee..........................................2
2.11   Component...............................................................2
2.12   Contribution Account....................................................2
2.13   Controlled Group Member.................................................2
2.14   Covered Employment......................................................2
2.15   Custodial Account.......................................................3
2.16   Custodial Agreement.....................................................3
2.17   Custodian...............................................................3
2.18   Disabled................................................................3
2.19   Early Retirement Age....................................................3
2.20   Earned Income...........................................................3
2.21   Elective Deferral.......................................................3
2.22   Employee................................................................3
2.23   Employee Contribution...................................................3
2.24   Employee Contribution Account...........................................4
2.25   Employer Contribution...................................................4
2.26   Employer Contribution Account...........................................4
2.27   Entry Date..............................................................4
2.28   ERISA...................................................................4
2.29   Forfeiture..............................................................4
2.30   Funding Agent...........................................................4
2.31   Funding Agreement.......................................................4
2.32   Funding Vehicle.........................................................4
2.33   Hardship................................................................4
2.34   Highly Compensated Employee.............................................4
2.35   Highly Compensated Former Employee......................................5
2.36   Hour of Service.........................................................5
2.37   Inactive Participant....................................................5
2.38   Integration Level.......................................................5
2.39   Investment Manager......................................................5
2.40   Lead Employer...........................................................5
2.41   Leased Employee.........................................................5
2.42   Match Eligible Contribution.............................................5
2.43   Matching Contribution Period............................................6
2.44   Named Fiduciary.........................................................6
2.45   Net Profits.............................................................6
2.46   Non-Highly Compensated Employee.........................................6
2.47   Normal Retirement Age...................................................6
2.48   Owner-Employee..........................................................6
2.49   Participant.............................................................6
2.50   Participating Employer..................................................6
2.51   Pending Allocation Account..............................................6
2.52   Person..................................................................6
2.53   Plan....................................................................6
2.54   Plan Administrator......................................................6
2.55   Plan Asset..............................................................6
2.56   Plan Compensation.......................................................6
2.57   Plan Compensation for the Plan Year.....................................7
2.58   Plan Year...............................................................8
2.59   Predecessor Employer....................................................8
2.60   Predecessor Employer Securities.........................................8
2.61   Qualifying Employer Securities..........................................8
2.62   Required Beginning Date.................................................8
2.63   Self-Employed Individual................................................8
2.64   Service.................................................................8
2.65   Service Commencement Date...............................................9
2.66   Sponsor of the Prototype...............................................10
2.67   Spouse.................................................................10
2.68   Surviving Spouse.......................................................10
2.69   Taxable Wage Base......................................................10
2.70   Termination of Service.................................................10
2.71   Trust Agreement........................................................10
2.72   Trust Fund.............................................................10
2.73   Trustee................................................................10
2.74   Valuation Date.........................................................10

Article III - Plan Participation..............................................10

3.1    Start of Participation.................................................10
3.2    Duration of Participation..............................................11
3.3    Break in Service Rules for Participation...............................11
3.4    Special Rules for Certain Components...................................12
3.5    Election Not to Participate............................................12

Article IV - Employee Contributions...........................................12

4.1    Pre-Tax Contributions..................................................12
4.2    After-Tax Contributions................................................14
4.3    Deductible Contributions...............................................14
4.4    Forfeiture Restoration Contributions...................................15
4.5    Rollover Contributions.................................................15
4.6    Controlled Group Transfers.............................................15

Article V - Employer Matching Contributions...................................15

5.1    Safe-Harbor Matching Contributions.....................................15
5.2    Regular Matching Contributions.........................................15
5.3    Qualified Matching Contributions.......................................17

Article VI - Employer Profit Sharing Contributions............................17

6.1    Safe-Harbor Profit Sharing Contributions...............................17
6.2    Regular Profit Sharing Contributions...................................18
6.3    Qualified Profit Sharing Contributions.................................20
6.4    Prevailing Wage Contributions..........................................20

Article VII - Employer Pension Contributions..................................20

7.1    Safe-Harbor Pension Contributions......................................20
7.2    Regular Pension Contributions..........................................21
7.3    Prevailing Wage Contributions..........................................21

Article VIII - Accounts and Investments.......................................21

8.1    Contribution Accounts..................................................21
8.2    Contribution Subaccounts...............................................22
8.3    Pending Allocation Accounts (Forfeiture and Suspense Accounts).........22


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8.4    Investment of Accounts.................................................22
8.5    Mutual Funds and Pooled Investment Funds...............................23
8.6    Segregated Investment Portfolios.......................................23
8.7    Processing Transactions................................................24
8.8    Valuation of Accounts..................................................24
8.9    Permissible Accounting Practices.......................................25
8.10   Timing of Contributions................................................26
8.11   Participant Statements.................................................26

Article IX - Incidental Insurance Benefits....................................26

9.1    Life Insurance Policies................................................26
9.2    Method of Acquisition..................................................27
9.3    Application of the Incidental Benefit Limit to the Payment
        of Premiums...........................................................27
9.4    Special Vesting Rules..................................................27
9.5    Designation of the Policy Beneficiary..................................27
9.6    Disposition of Life Insurance Policies.................................28
9.7    In-Kind Distribution of Life Insurance Policies........................28
9.8    Sale to Participant or Others..........................................28
9.9    Other Provisions Applicable to the Acquisition, Retention and
        Disposition of Life Insurance Policies................................28
9.10   Accounting for Insurance Policies......................................29

Article X - Vesting...........................................................29

10.1   Contribution Accounts That Are Fully Vested............................29
10.2   Contribution Accounts Subject to Vesting Schedule......................29
10.3   Special Vesting Provisions Related to Life Insurance Policies..........32

Article XI - Withdrawals and Loans............................................32

11.1   Withdrawals Prior to Termination of Service - Money Purchase
        Pension Plan........................................ .................32
11.2   Withdrawals Prior to Termination of Service - Profit Sharing Plan......32
11.3   Participant Loan Program...............................................34

Article XII - Distributions After Termination of Service......................35

12.1   Distributions to Participants..........................................35
12.2   Distributions to Beneficiaries.........................................35
12.3   Time, Method and Medium of Payment.....................................35
12.4   Cash-Out of Small Benefits.............................................35
12.5   Consent Requirements...................................................36
12.6   Annuity Requirements...................................................36
12.7   Minimum Distributions..................................................39
12.8   Direct Rollovers.......................................................42
12.9   Distributions From More Than One Contribution Account..................43
12.10  Accounting Following Termination of Service............................43
12.11  Reemployment...........................................................43
12.12  Source of Benefits.....................................................43
12.13  Minors and Incompetent Payees..........................................43
12.14  Benefits May Not Be Assigned or Alienated..............................43
12.15  Conditions Precedent to Receipt of a Benefit...........................44
12.16  Transfer to Other Qualified Plan.......................................44
12.17  Special Distribution Provisions........................................44

Article XIII - Designation of Beneficiary.....................................44

13.1   Beneficiary Designation................................................44
13.2   Special Requirements for Married Participants..........................45
13.3   No Designation.........................................................45
13.4   Successor Beneficiary..................................................45
13.5   Insurance Contract.....................................................45

Article XIV - Administration of Plan..........................................45

14.1   Administration.........................................................45
14.2   Fiduciary Provisions...................................................46
14.3   Compensation, Fees and Expenses........................................46
14.4   Records................................................................46
14.5   Communications to Payees...............................................47
14.6   Evidence...............................................................47
14.7   Correction of Errors...................................................47
14.8   Claims Procedure.......................................................47
14.9   Bonding................................................................47
14.10  Waiver of Notice.......................................................47
14.11  Agent for Legal Process................................................47
14.12  Actions Against the Secretary of Labor.................................47
14.13  Effect of Criminal Conviction..........................................47
14.14  Funding Policy.........................................................47
14.15  Qualifying Employer Securities.........................................47
14.16  Predecessor Employer Securities........................................48
14.17  Indemnification........................................................48
14.18  Exercise of Discretionary Authority....................................49

Article XV - Participating Employers..........................................49

15.1   Participating Employers and Agreement to be Bound......................49
15.2   Action by Controlled Group Member......................................49
15.3   Contributions by Participating Employers...............................49
15.4   Administrative Expenses................................................49
15.5   Lead Employer Acts on Behalf of Participating Employers................49
15.6   Discontinuance of Joint Participation of a Participating Employer......49
15.7   Reorganizations of Participating Employers.............................50
15.8   Acquisition of a Controlled Group Member...............................50

Article XVI - Amendment, Termination and Merger...............................50

16.1   Amendment..............................................................50
16.2   Effect of Amendment in Event of a Prior Termination of Service.........51
16.3   Nonconformity to Prototype Plan........................................51
16.4   Permanent Discontinuance of Contributions or Termination of Plan.......51
16.5   Merger, Consolidation, or Transfer of Assets...........................52

Article XVII - Top-Heavy Rules................................................52

17.1   Minimum Contribution...................................................52
17.2   Vesting................................................................54
17.3   Codess. 415 Adjustment for Limitation Years Beginning
        Before January 1, 2000................................................54
17.4   Defined Terms..........................................................55

Article XVIII - Limitations on Allocations....................................56

18.1   If Covered Only Under The Plan.........................................56
18.2   If Also Covered Under Another Defined Contribution Plan................57
18.3   If Also Covered Under Defined Benefit Plan.............................58
18.4   Defined Terms..........................................................58

Article XIX - Limit on Elective Deferrals, ADP/ACP Tests......................60

19.1   Return of Excess Deferrals.............................................60
19.2   Adjustment of Contributions Required by Codess. 401(k).................60
19.3   Adjustment of Contributions Required by Codess. 401(m).................63
19.4   No Multiple Use of Alternative Limitations.............................65
19.5   Exception to Notice and Consent Requirements...........................66
19.6   Defined Terms..........................................................66


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Article XX - Miscellaneous Provisions.........................................68

20.1   Offset For Leased Employee Benefits....................................68
20.2   Coverage Failures......................................................68
20.3   Qualified Military Service.............................................69
20.4   No Diversion...........................................................69
20.5   Qualified Domestic Relations Orders....................................69
20.6   Use of Employer's Checking Account for Withholding.....................69
20.7   Insurance Company Not Responsible for Validity of Plan.................70
20.8   Adjustment of Dollar Limits............................................70
20.9   No Guarantee of Employment.............................................70
20.10  Headings...............................................................70
20.11  Capitalized Definitions................................................70
20.12  Gender.................................................................70
20.13  Use of Compounds of Word "Here"........................................70
20.14  Plan Construed as a Whole..............................................70
20.15  Benefiting.............................................................70


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                             Index of Defined Terms

414(s) Compensation for the Plan Year: 19.6, 68
415 Compensation: 18.4, 59
415 Compensation for the Limitation Year: 18.4, 59
Account: 2.1, 1
Active Participant: 2.2, 1
Actual Contribution Percentage: 19.6, 66
Actual Deferral Percentage: 19.6, 66
Adoption Agreement: 2.3, 1
Amendment Effective Date: 1.2, 1
Annual Additions: 18.4, 58
Annuity Funding Contract: 2.4, 1
Basic Plan Document: 2.5, 1
Beneficiary: 2.6, 1
Benefit: 2.7, 1
Benefit Starting Date: 12.6, 38
Benefiting: 20.15, 70
Break in Service: 2.8, 1
Code: 2.9, 2
Collective Bargaining Employee: 2.10, 2
Component: 2.11, 2
Contribution Account: 2.12, 2
Contribution Percentage: 19.6, 66
Contribution Percentage Amounts: 19.6, 66
Controlled Group Member: 2.13, 2
Covered Employment: 2.14, 2
Custodial Account: 2.15, 3
Custodial Agreement: 2.16, 3
Custodian: 2.17, 3
Deferral Percentage: 19.6, 67
Deferral Percentage Amounts: 19.6, 67
Defined Benefit Fraction: 18.4, 59
Defined Contribution Fraction: 18.4, 59
Determination Date: 17.4, 55
Disabled: 2.18, 3
Early Retirement Age: 2.19, 3
Earned Income: 2.20, 3
Elective Deferral: 2.21, 3
Eligible Employee: 19.6, 68
Eligible Retirement Plan: 12.8, 43
Eligible Rollover Distributee: 12.8, 42
Eligible Rollover Distribution: 12.8, 42
Employee: 2.22, 3
Employee Contribution: 2.23, 3
Employee Contribution Account: 2.24, 4
Employer Contribution: 2.25, 4
Employer Contribution Account: 2.26, 4
Entry Date: 2.27, 4
ERISA: 2.28, 4
Excess Amount: 18.4, 59
Excess Deferrals: 19.6, 68
Forfeiture: 2.29, 4
Funding Agent: 2.30, 4
Funding Agreement: 2.31, 4
Funding Vehicle: 2.32, 4
GAAP: 2.45, 6
Hardship: 2.33, 4
Highest Average Compensation: 18.4, 59
Highly Compensated Employee: 2.34, 4
Highly Compensated Former Employee: 2.35, 5
Hour of Service: 2.36, 5
Inactive Participant: 2.37, 5
Integration Level: 2.38, 5
Investment Manager: 2.39, 5
Key Employee: 17.4, 55
Lead Employer: 2.40, 5
Leased Employee: 2.41, 5
Life Annuity: 12.6, 38
Limitation Year: 18.4, 60
Master or Prototype Plan: 18.4, 60
Match Eligible Contribution: 2.42, 5
Matching Contribution Period: 2.43, 6
Maximum Permissible Amount: 18.4, 60
Mutual Fund: 8.5, 23
Named Fiduciary: 2.44, 6
Net Profits: 2.45, 6
Non-Highly Compensated Employee: 2.46, 6
Non-Key Employee: 17.4, 55
Non-Resident Alien: 2.14, 3
Normal Retirement Age: 2.47, 6
Original Effective Date: 1.2, 1
Owner-Employee: 2.48, 6
Participant: 2.49, 6
Participating Employer: 2.50, 6
Pending Allocation Account: 2.51, 6
Permissive Aggregation Group: 17.4, 55
Person: 2.52, 6
Plan: 2.53, 6
Plan Administrator: 2.54, 6
Plan Asset: 2.55, 6
Plan Compensation: 2.56, 6
Plan Compensation for the Plan Year: 2.57, 7
Plan Year: 2.58, 8
Pooled Investment Fund: 8.5, 23
Predecessor Employer: 2.59, 8
Predecessor Employer Securities: 2.60, 8
Present Value: 17.4, 55
Projected Annual Benefit: 18.4, 60
Qualified Election: 12.6, 38
Qualified Joint and Survivor Annuity: 12.6, 38
Qualified Preretirement Survivor Annuity: 12.6, 38
Qualifying Employer Securities: 2.61, 8
Required Aggregation Group: 17.4, 55
Required Beginning Date: 2.62, 8
Segregated Investment Portfolio: 8.6, 23
Self-Employed Individual: 2.63, 8
Service: 2.64, 8
Service Commencement Date: 2.65, 9
Special Effective Dates: 1.2, 1
Sponsor of the Prototype: 2.66, 10
Spouse: 2.67, 10
Surviving Spouse: 2.68, 10
Taxable Wage Base: 2.69, 10
Tender Agent: 14.15, 48
Termination of Service: 2.70, 10
Top-Heavy: 17.4, 55
Top-Heavy Compensation: 17.4, 55
Top-Heavy Compensation for the Plan Year: 17.4, 55
Top-Heavy Determination Period: 17.4, 55
Top-Heavy Eligible Participant: 17.4, 55
Top-Heavy Ratio: 17.4, 56
Trust Agreement: 2.71, 10
Trust Fund: 2.72, 10
Trustee: 2.73, 10
Valuation Date: 2.74, 10
Voting Agent: 14.15, 48


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PROTOTYPE DEFINED CONTRIBUTION PLAN

FULL-FLEX PLAN DOCUMENT #01

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ARTICLE I - GENERAL
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      1.1 Plan. The Plan will be referred to by the name specified in the
Adoption Agreement.

            1.2 Effective Dates

            (a) Original Effective Date. The Plan was initially adopted as of the Original Effective Date specified in the Adoption Agreement.

            (b) Amendment Effective Date. The Plan, as amended by execution of a new Adoption Agreement or an amendment to an existing Adoption Agreement, is effective as of the Amendment Effective Date specified in the new Adoption Agreement or amendment to the existing Adoption Agreement.

            (c) Special Effective Dates. A Special Effective Date may apply to any given provision of the Plan if specified in the Adoption Agreement or in this Basic Plan Document, which Special Effective Date will override the Original Effective Date or Amendment Effective Date. Further, any provision necessary to comply with any change in law resulting from federal legislation or the issuance of regulations or other guidance by federal agencies, or to conform to any changes in administration consistent with any such change in law will be effective as of the date required by the law, regulation or other guidance, even if earlier than the Amendment Effective Date.

      1.3 Funding Vehicles. The Plan will be funded by any combination of Funding Vehicles as specified in the Adoption Agreement.

      1.4 Construction and Controlling State Law. The Plan is intended to meet the requirements for qualification under Code ss. 401 and to comply with ERISA (unless exempt under the provisions thereof), and will be administered and construed consistent with this intent. The Plan will also be construed and administered according to the laws of the State or Commonwealth specified in the Adoption Agreement (without regard to its conflict of law principles) to the extent that such laws are not preempted by the laws of the United States of America or except as may otherwise be provided in any Funding Agreement.

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ARTICLE II - DEFINITIONS
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      2.1 Account - means a Contribution Account or a Pending Allocation Account
(including any subaccount established thereunder).

      2.2 Active Participant - means an Employee who has become an Active Participant in any Component pursuant to the terms of the Plan and who remains in Covered Employment with respect to such Component.

      2.3 Adoption Agreement - means the agreement appropriately adopted by the Participating Employer(s) and the Funding Agent(s) that establishes the Plan and creates the Funding Vehicle(s).

      2.4 Annuity Funding Contract - means a group annuity contract issued as a Funding Vehicle for the Plan.

      2.5 Basic Plan Document - means this document.

      2.6 Beneficiary - means the Person or Persons designated as such pursuant to the terms of the Plan.

      2.7 Benefit - means the value of the vested portion of the Participant's Contribution Accounts, whether vested before or upon death, including the cash value, or death benefit proceeds, of any life insurance contracts that are reflected in any such Contribution Account.

      2.8 Break in Service - means a period which satisfies subsection (a) or
(b), depending on which method of calculating Service is specified in the Adoption Agreement.

            (a) Hour Count Method. If the hour count method is specified in the Adoption Agreement, a Break in Service is the following:

                  (1) For purposes of determining eligibility to participate, a
            Break in Service is an eligibility computation period beginning on or after the Employee's Service Commencement Date during which his/her Hours of Service do not exceed the number specified in the Adoption Agreement for determining a Break in Service for vesting purposes or, if no minimum number is specified in the Adoption Agreement for vesting purposes, then 500.

                  (2) For purposes of determining vesting, a Break in Service is a vesting computation period beginning on or after the Employee's Service Commencement Date during which his/her Hours of Service do not exceed the number specified in the Adoption Agreement for determining a Break in Service.

            For purposes of determining whether a Break in Service has occurred, an Employee who has an absence from active employment for maternity or paternity reasons, but who has not had a Termination of Service, will receive credit for the Hours of Service which would otherwise have been credited to him/her but for such absence, or in any case in which such hours cannot be determined, eight Hours of Service per day of such absence. However, no more than 501 Hours of Service will be credited under this paragraph to an Employee on account of any one period of absence. The Hours of Service credited under this paragraph will be credited in the computation period in which the absence begins if the crediting is necessary to prevent a Break in Service in that period or, in all other cases, in the following computation period.

            (b) Elapsed Time Method. If the elapsed time method is specified in the Adoption Agreement, a Break in Service is a period of at least twelve-consecutive-months duration that starts on the earlier of the day after Termination

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      of Service or the first anniversary of the date on which an Employee is first absent from active employment for any other reason, and ends (if ever) on the day on which the Employee again is credited with an Hour of Service. Notwithstanding the above, if an Employee is absent from active employment for maternity or paternity reasons, a Break in Service starts on the earlier of the day after Termination of Service or the second anniversary of the date on which an Employee is first absent from employment for maternity or paternity reasons.

      An absence from active employment "for maternity or paternity reasons" for this purpose means an absence that began on or after the first day of the first Plan Year beginning in 1985 by reason of the pregnancy of the Employee, by reason of a birth of a child of the Employee, by reason of the placement of a child with the Employee in connection with the adoption of such child by such Employee, or for purposes of caring for such child for a period beginning immediately following such birth or placement.

      Notwithstanding the above, an Employee who is reemployed under Chapter 43 of Title 38 of the United States Code will be treated as not having a Break in Service by reason of his/her qualified military service (as defined in Code ss. 414(u)).

      2.9 Code - means the Internal Revenue Code of 1986, as from time to time amended.

      2.10 Collective Bargaining Employee - means an Employee who is in a unit covered by a collective bargaining agreement if retirement benefits were the subject of good faith bargaining between a Participating Employer and the collective bargaining representative for such unit, and if no more than 2% of the Employees who are covered by the agreement are professionals (as defined in regulations under Code ss. 410(b)). A "collective bargaining representative" for this purpose does not include any organization more than one-half of whose members are owners, officers or executives of a Participating Employer.

      2.11 Component - means the portion of the Plan reflecting contributions of a given type (e.g., Employee Pre-Tax Contributions, Employer Regular Profit Sharing Contributions, Employer Regular Pension Contributions - each reflect a different Component).

      2.12 Contribution Account - means an account established for a Participant under the Plan to reflect contributions of a given type that are made by or on behalf of the Participant, including an Employee Contribution Account or Employer Contribution Account.

      2.13 Controlled Group Member - means any of the following:

            (a) The Lead Employer;

            (b) Any corporation that is a member of a controlled group of corporations (as defined in Code ss. 414(b)) that includes the Lead Employer;

            (c) Any trade or business (whether or not incorporated) that is under common control (as defined in Code ss. 414(c)) with the Lead Employer (in the case of a non-profit, non-stock organization, control will be determined using the standard set forth in Treas. Reg. ss. 1.512(b)-1(L)(4)(i)(b), or such other standard as may be established for this purpose by the Internal Revenue Service);

            (d) Any member of an "affiliated service group" (as defined in Code ss. 414(m)) that includes the Lead Employer; and

            (e) Any entity required to be aggregated with the Lead Employer pursuant to Code ss. 414(o).

      For purposes of applying the contribution and allocation limits of Code ss. 415 as implemented under the Plan, the Plan Administrator will determine the Controlled Group Members under subsections (b) and (c) in the manner described in Code ss. 415(h) - that is, by substituting a "more than 50%" ownership standard for the "at least 80%" ownership standard otherwise applicable under Code ss. 414(b) and (c).

      2.14 Covered Employment - means, with respect to any Component, any employment with any Participating Employer (while it is a Participating Employer), subject to the following:

            (a) Specified Exclusions. Covered Employment does not include employment in any excluded employment category specified in the Adoption Agreement.

            (b) Collective Bargaining Employees. Covered Employment does not include employment as a Collective Bargaining Employee unless the applicable collective bargaining agreement provides for participation in the Plan (it being the express intent that the eligibility of Collective Bargaining Employees to participate in the Plan is subject to negotiations with the collective bargaining representative).

            A collective bargaining agreement will, for this purpose only, be deemed to continue after its formal expiration during collective bargaining negotiations pending the execution of a new agreement.

            (c) Independent Contractors. Covered Employment does not include service during any period for which an individual (other than a Leased Employee or Self-Employed Individual) is classified by his/her employer as an independent contractor or as having any status other than a common-law employee, regardless of the correct legal status of the individual. This applies to all periods of such service of an individual who is subsequently reclassified as a common-law employee, whether the reclassification is retroactive or prospective.

            (d) Leaves of Absence. Covered Employment includes any period of absence from active employment during which the employer-employee relationship continues, provided the Employee was in Covered Employment immediately prior to the start of such period of absence, and until Termination of Service or the happening of any other event or circumstance that would have resulted in loss of Covered Employment status if the individual had not been absent (e.g., the individual dies, or an amendment is made to exclude his/her employment category from Covered Employment).

            A leave of absence under the Family and Medical Leave Act ("FMLA") will be treated in the same manner as any other leave of absence under the Plan.

            (e) Special Rules for Certain Components. Covered Employment with respect to the Employer Safe-Harbor Matching, Qualified Matching, Safe-Harbor Profit Sharing or Qualified Profit Sharing Component will be the same as for the Employee Pre-Tax Component.


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            Covered Employment with respect to the Employer Safe-Harbor Pension
      Component will be the same as for the Employee Pre-Tax Component under the Profit Sharing Plan specified in the Adoption Agreement.

            Covered Employment with respect to the Employer Prevailing Wage Component will include employment in a job category on any prevailing wage project specified in the Adoption Agreement. However, unless otherwise specified in the Adoption Agreement, it will not include employment as a Highly Compensated Employee.

      When used in the Adoption Agreement and Basic Plan Document, the term "employment" includes service as a Self-Employed Individual, Leased Employee or individual required to be treated as an employee under Code ss. 414(o) with respect to a Participating Employer (but does not include service as an independent contractor). When used in the Adoption Agreement and Basic Plan Document, the term "non-resident alien" means a non-resident alien within the meaning of Code ss. 7701(b)(1)(B).

      2.15 Custodial Account - means a fund created pursuant a Custodial Agreement.

      2.16 Custodial Agreement - means a custodial agreement that creates a Funding Vehicle for the Plan.

      2.17 Custodian - means a custodian specified as such in the Adoption Agreement.

      2.18 Disabled - means that an individual is disabled under the standard specified in the Adoption Agreement.

      2.19 Early Retirement Age - means the age (if any) specified as such in the Adoption Agreement, or the date on which the Employee has satisfied the age and service requirements (if any) specified in the Adoption Agreement.

      2.20 Earned Income - means net earnings from self-employment (as defined in Code ss. 1402(a)) which are derived from the trade or business of a Participating Employer with respect to which the personal services of the individual are a material income producing factor, and adjusted as provided in Code ss. 401(c)(2). Net earnings will be determined without regard to items not included in gross income and the deductions allocable to such items. Net earnings will be reduced by the amount of contributions to the Plan or any other employee benefit plan with respect to such earnings which are deductible by the Employee under Code ss. 404. Net earnings will be determined with regard to the deduction allowed by Code ss. 164(f).

      2.21 Elective Deferral - means any contribution made by the employer at the election of the individual, to the extent not included in gross income, under a qualified cash or deferred arrangement described in Code ss. 401(k), salary reduction simplified employee pension described in Code ss. 408(k)(6), SIMPLE IRA Plan described in Code ss. 408(p), eligible deferred compensation plan described in Code ss. 457 or a plan described in Code ss. 501(c)(18), and any contribution made by the employer on behalf of the individual under a salary reduction agreement to purchase an annuity contract or mutual fund under Code ss. 403(b).

      2.22 Employee - means:

            (a) Any common-law employee of any Controlled Group Member;

            (b) Any Self-Employed Individual with respect to any Controlled Group Member;

            (c) Any Leased Employee with respect to any Controlled Group Member; and

            (d) Any individual required to be treated as an employee of any Controlled Group Member under Code ss. 414(o).

      Notwithstanding the above, a Leased Employee will not be considered an Employee if Leased Employees do not constitute more than 20% of the recipient's non-highly compensated workforce, and the Leased Employee is covered by a money purchase pension plan providing a nonintegrated employer contribution rate of at least 10% of compensation (as defined in Code ss. 415(c)(3), but including amounts contributed pursuant to a salary reduction agreement which are excludable from the employee's gross income under Code ss. 132(f)(4), Code ss. 402(e)(3), Code ss. 402(h)(1)(B) or Code ss. 403(b)), immediate participation, and full and immediate vesting.

      2.23 Employee Contribution - means any of the following types of contributions made to the Plan:

            Employee Pre-Tax Contributions
            Employee After-Tax Contributions
            Employee Rollover Contributions
            Employee Deductible Contributions
            Employee Forfeiture Restoration Contributions

      2.24 Employee Contribution Account - means a Contribution Account established to reflect amounts attributable to Employee Contributions.

      2.25 Employer Contribution - means any of the following types of contributions made to the Plan:

            Employer Safe-Harbor Matching Contributions
            Employer Regular Matching Contributions
            Employer Qualified Matching Contributions
            Employer Safe-Harbor Profit Sharing Contributions Employer Regular Profit Sharing Contributions Employer Qualified Profit Sharing Contributions Employer Safe-Harbor Pension Contributions Employer Regular Pension Contributions
            Employer Prevailing Wage Contributions

      2.26 Employer Contribution Account - means a Contribution Account established to reflect amounts attributable to Employer Contributions.

      2.27 Entry Date - means each date specified as such in the Adoption Agreement, subject to the special rules set forth in Secs. 3.1(d) and (f). The Entry Date with respect to a Component will not be more than six months after the date on which the Participant satisfies the maximum age and service requirement permitted under Code ss. 410(a)(1) with respect to such Component.

      If an age and service requirement is imposed on participation in an Employer Safe-Harbor Matching and/or Safe-Harbor Profit Sharing Component, or on participation in an Employer Safe-Harbor Pension Component, and no age and service requirement (or a lesser age and service requirement) is imposed on participation in the Employee Pre-Tax Component, the Entry Dates for the Employer Safe-Harbor Matching or Safe-Harbor Profit Sharing Component, or the Employer Safe-Harbor Pension Component, will be the first day of each Plan Year and the first day of the seventh month of each Plan Year.


(C) 2001                               3                 Full-Flex Plan Document

      The Entry Date for a Prevailing Wage Component will be the date on which the Employee begins service on the project and in the job category for which contributions are made under such Component.

      2.28 ERISA - means the Employee Retirement Income Security Act of 1974, as from time to time amended.

      2.29 Forfeiture - means the non-vested portion of an Employer Contribution Account that is forfeited by the Participant as a result of a period of five or more consecutive one-year Breaks in Service or a distribution of his/her Benefit, or any other amount treated as a Forfeiture under the terms of the Plan.

      2.30 Funding Agent - means a Trustee or Custodian, or the issuer of an Annuity Funding Contract.

      2.31 Funding Agreement - means a Trust Agreement or Custodial Agreement, or the policy or contract that reflects an Annuity Funding Contract.

      2.32 Funding Vehicle - means a Trust Fund, Custodial Account, or Annuity Funding Contract.

      2.33 Hardship - means that an individual faces an immediate financial hardship for one of the reasons specified in the Adoption Agreement.

      2.34 Highly Compensated Employee - means an Employee described as such in Code ss. 414(q)(1)(B); generally, any Employee who performs services for any Controlled Group Member during the Plan Year and who satisfies one of the following conditions:

            (a) More Than Five Percent Owners. The Employee was a more than five percent owner (as defined in Code ss. 414(q)(2)) at any time during the Plan Year or the twelve-consecutive-month period preceding the Plan Year, or was the spouse, child, parent or grandparent of such an owner to whom the owner's stock is attributed pursuant to Code ss. 318 (regardless of the compensation of the owner or family member); or

            (b) Highly-Paid Employees. The Employee had compensation for the look-back period in excess of $80,000 (as adjusted under Code ss. 414(q)) for the look-back period and, if so specified in the Adoption Agreement, was in the top-paid group for the look-back period.

            The "compensation" of an Employee for this purpose means his/her Plan Compensation but determined without regard to any exclusions specified in the Adoption Agreement and without regard to the limit imposed on Plan Compensation under Code ss. 401(a)(17).

            The "look-back period" for this purpose is the twelve-consecutive-month period preceding the Plan Year or, if so specified in the Adoption Agreement, the calendar year ending within the Plan Year (this election is available only if the Plan Year is other than the calendar year).

            The "top-paid group" for this purpose is the top 20% of Employees who performed services for any Controlled Group Member during the look-back period, when ranked on the basis of compensation for the look-back period. In determining the number of Employees who performed services for any Controlled Group Member, the following Employees will be disregarded: (i) Employees who have completed less than six months of service by the end of the look-back period (including service completed prior to the look-back period), (ii) Employees who normally work less than 17 1/2 hours per week, (iii) Employees who normally work less than six months during any year, (iv) Employees who have not attained age 21 by the end of the look-back period, (v) Employees who are non-resident aliens and who receive no earned income (within the meaning of section 911(d)(2)) from any Controlled Group Member that constitutes income from sources within the United States (within the meaning of Code ss. 861(a)(3)), and
      (vi) Collective Bargaining Employees if 90% or more of Employees are Collective Bargaining Employees and the Plan covers only Employees who are not Collective Bargaining Employees. The Plan Administrator may elect to modify the exclusions set forth above by substituting a shorter period of service in (i), (ii) or (iii), or a lower age in (iv), and/or may elect not to apply the exclusion in (vi), for purposes of determining the top-paid group provided that such election is applied on a uniform and consistent basis.

      This definition of Highly Compensated Employee will apply with respect to any Plan Year beginning on or after January 1, 1997. However, in determining whether an Employee is a Highly Compensated Employee for the first Plan Year beginning on or after January 1, 1997, this definition will be deemed to have been in effect for prior Plan Years.

      2.35 Highly Compensated Former Employee - means a former Employee who is defined as such in accordance with Temp. Treas. Reg. ss. 1.414(q)-1T (A-4), Notice 97-45 and subsequent guidance issued by the Internal Revenue Service.

      2.36 Hour of Service - means:

            (a) Hours for Work Periods. Each hour for which the Employee is paid, or entitled to payment, for the performance of services for any Controlled Group Member.

            (b) Hours for Non-Work Periods. Each hour for which the Employee is paid, or entitled to payment, by any Controlled Group Member on account of a period of time during which no services are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty, or leave of absence, including the hours for which pay is provided in lieu of notice of termination. However, no more than 501 Hours of Service will be credited on account of any single continuous period during which the Employee performs no services, whether or not such period occurs in a single computation period. Hours of Service will not be credited under this subsection with respect to payments made under a plan maintained solely for the purpose of complying with applicable worker's compensation, unemployment compensation, or disability insurance laws or made solely to reimburse the Employee for medical or medically related expenses incurred by the Employee.

            (c) Back Pay Awards. Each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by any Controlled Group Member. Such hours will be credited to the computation period or periods to which the award or agreement pertains rather than the computation period in which the award, agreement or payment is made. However, no more than 501 Hours of Service will be credited for payments of back pay, to the extent that such back pay is agreed to or awarded for a period of time during


(C) 2001                               4                 Full-Flex Plan Document
      which the Employee did not or would not have performed services for any Controlled Group Member.

            (d) Leased Employees. Each hour that must be recognized under Code ss. 414(n) for services prior to becoming a Leased Employee or services that must be recognized under Code ss. 414(o).

      In lieu of counting the actual number of Hours of Service with respect to a computation period, Hours of Service will be determined using any equivalencies specified in the Adoption Agreement.

      Hours for which credit is received under this subsection will be counted and credited pursuant to DOL Reg. ss. 2530.200b-2. The Plan Administrator may round up the number of Hours of Service at the end of each computation period (or more frequently) to the next highest 10 or 100 as long as a uniform practice is followed with respect to all Employees.

      2.37 Inactive Participant - means an Employee or former Employee who is not an Active Participant but who has a Benefit remaining under the Plan.

      2.38 Integration Level - means the amount specified as such in the Adoption Agreement (if an integrated formula is specified in the Adoption Agreement).

      In the case of an Employer Regular Profit Sharing Contribution, or an Employer Regular Pension Contribution, made for a short Plan Year, the Integration Level used for purposes of determining or allocating such contribution will equal the otherwise applicable Integration Level multiplied by a fraction, the numerator of which is the number of months (full or partial) in the Plan Year and the denominator of which is 12.

      2.39 Investment Manager - means any Person defined as such under ERISA ss. 3(38); generally, any fiduciary (other than a Funding Agent ):

            (a) Who has the power to manage, acquire, or dispose of any Plan Asset;

            (b) Who (i) is registered as an investment adviser under the Investment Advisers Act of 1940; (ii) is not registered as an investment adviser by reason of paragraph (1) of section 203A(a) of such Act, is registered as an investment adviser under the laws of the State in which it maintains its principal office and place of business, and, at the time the fiduciary last filed the registration form with such State in order to maintain the fiduciary's registration under the laws of such State, also filed a copy of such form with the Secretary of Labor; (iii) is a bank, as defined in that Act; or (iv) is an insurance company qualified to perform services described in paragraph (1) under the laws of more than one State; and

            (c) Who has acknowledged being a Named Fiduciary with respect to the Plan.

      2.40 Lead Employer - means the entity specified as such in the Adoption Agreement.

      2.41 Leased Employee - means an individual identified as such in Code ss. 414(n); generally, any individual who is not otherwise an Employee and who pursuant to an agreement between the recipient and a leasing organization (which may be the individual acting on his/her own behalf) has performed services for the recipient (or for the recipient and related persons determined in accordance with Code ss. 414(n)(6)) on a substantially full-time basis for a period of at least one year and such services are performed under the primary direction or control of the recipient.

      This definition of Leased Employee will apply with respect to any Plan Year beginning on or after January 1, 1997.

      2.42 Match Eligible Contribution - means an Employee Pre-Tax and/or After-Tax Contribution, as specified in the Adoption Agreement as being eligible for Employer Safe-Harbor Matching or Regular Matching Contributions.

      2.43 Matching Contribution Period - means the period specified as such in the Adoption Agreement. However, if the Plan provides for variable Employer Regular Matching Contributions (to be determined on a discretionary basis or by reference to Net Profits), or if the Plan provides for fixed Employer Regular Matching Contributions based on years of credited service or fixed Employer Matching Contributions contingent on Net Profits, then the Matching Contribution Period for any such Employer Regular Matching Contribution is the Plan Year.

      2.44 Named Fiduciary - means:

            (a) The Lead Employer;

            (b) Any Investment Manager;

            (c) Any Participant or Beneficiary to the extent he/she has the power over voting or buy/sell decisions with respect to Qualifying Employer Securities and/or Predecessor Employer Securities, or to the extent he/she has investment control with respect to his/her Contribution Accounts and he/she is not relieved of fiduciary status under ERISA ss. 404(c) (and the regulations thereunder); and

            (d) Any Person designated as such by the Lead Employer.

      A Named Fiduciary is such only with respect to, and to the extent of, the discretionary authority delegated to the Named Fiduciary.

      2.45 Net Profits - means the earnings and profits of the Participating Employers determined according to generally accepted accounting principles ("GAAP") or such other method as may be specified in the Adoption Agreement, but before any contributions to the Plan (or any other qualified plan) and, in the case of a corporation, before any deduction for income taxes (Federal or State). If a Participating Employer is a nonprofit or not-for-profit organization, "Net Profits" means excess revenues (excess of receipts over expenditures).

      2.46 Non-Highly Compensated Employee - means an Employee who is not a Highly Compensated Employee.

      2.47 Normal Retirement Age - means the age specified as such in the Adoption Agreement, or the date on which the Employee has satisfied the age and participation requirements specified in the Adoption Agreement. However, if any Participating Employer enforces a mandatory retirement age, the Normal Retirement Age will not be later than the mandatory retirement age of any Participating Employer.

      2.48 Owner-Employee - means a sole proprietor or any partner who owns more than 10% of either the capital interest or the profits interest in a Controlled Group Member.

      2.49 Participant - means an Active Participant or an Inactive Participant.


(C) 2001                               5                 Full-Flex Plan Document

      2.50 Participating Employer - means any Controlled Group Member (including the Lead Employer) specified as such in the Adoption Agreement and which has adopted the Adoption Agreement.

      2.51 Pending Allocation Account - means an account established under the Plan, but not attributable to any Participant.

      2.52 Person - means an individual, committee of individuals, partnership, limited liability partnership, joint venture, corporation, limited liability corporation, mutual company, joint-stock company, non-profit or not-for-profit organization, trust, estate, unincorporated organization, association or employee organization, or other legally recognized entity.

      2.53 Plan - means the defined contribution plan set forth herein (including the Adoption Agreement and Funding Agreements) as adopted by the Participating Employers and as amended from time to time.

      2.54 Plan Administrator - means the Person specified as such in the Adoption Agreement.

      2.55 Plan Asset - means any asset held under any Funding Vehicle. "Plan Assets" means the sum total of all assets held under all Funding Vehicles.

      2.56 Plan Compensation - means the following:

            (a) Common-Law Employees. In the case of a common-law employee, compensation determined under whichever of the following definitions is specified in the Adoption Agreement:

                  (1) 415(c)(3) Compensation - means earned income, wages,
            salaries, fees for professional services and other amounts received (without regard to whether an amount is paid in cash) for personal services actually rendered in the course of employment with the Participating Employers to the extent that the amounts are includible in gross income (including, but not limited to, overtime pay, commission paid sales persons, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips, bonuses, fringe benefits, and reimbursements or other expense allowances under a nonaccountable plan as described in Treas. Reg. ss. 1.62-2(c)), and excludes the following:

                        (A) Any employer contributions to a non-qualified plan
                  of deferred compensation which are not includible in gross income for the taxable year in which contributed, employer contributions under a simplified employee pension plan to the extent such contributions are deductible by the Participant, or any contributions to or distributions from a plan of deferred compensation. Amounts received by a Participant pursuant to an unfunded plan of deferred compensation will not be included in Plan Compensation.

                        (B) Amounts realized from the exercise of a
                  non-qualified stock option, or when restricted stock (or property) held by the Participant either becomes freely transferable or is no longer subject to a substantial risk of forfeiture.

                        (C) Amounts realized from the sale, exchange or other
                  disposition of stock acquired under a qualified stock option.

                        (D) Any other amounts which receive special tax
                  benefits, or contributions made by a Participating Employer (other than contributions under a salary reduction agreement) towards the purchase of an annuity contract described in Code ss. 403(b) (whether or not the contributions are actually excludable from the gross income of the Participant).

                  (2) Withholding Wages - means wages within the meaning of Code
            ss. 3401(a) for the purposes of income tax withholding at the source, but determined without regard to any rules that limit the remuneration included in wages based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in Code ss. 3401(a)(2)).

                  (3) Form W-2 Wages - means wages within the meaning of Code
            ss. 3401(a) and all other payments of compensation to a Participant by a Participating Employer in the course of the trade or business of the Participating Employer for which the Participating Employer is required to furnish the Participant a written statement under Code ss.ss. 6041(d) and 6051(a)(3). This compensation must be determined without regard to any rules under Code ss. 3401(a) that limit the remuneration included in wages based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in Code ss. 3401(a)(2)).

            Plan Compensation under each of the above definitions includes Elective Deferrals, elective contributions under a cafeteria plan described in Code ss. 125, and employee contributions (under a governmental plan) described in Code ss. 414(h)(2) that are picked up by the employing unit and thus treated as employer contributions, and effective for Plan Years beginning on or after January 1, 2000, amounts that are excluded from income as a qualified transportation fringe under Code ss. 132(f)(4).

            (b) Self-Employed Individuals. In the case of a Self-Employed Individual, Earned Income.

            (c) Leased Employee. In the case of a Leased Employee, an amount equal to the amount paid by the leasing organization for services rendered by the Leased Employee to the Participating Employers.

            (d) Specific Exclusions and Inclusions. Plan Compensation does not include any amounts that are specifically excluded under the Adoption Agreement, even if such amounts would otherwise be included under subsections (a), (b) or (c).

            (e) Imputed Pay During Periods of Disability. If so specified in the Adoption Agreement, Plan Compensation will be imputed to a Participant during periods of total disability (as defined in Code ss. 22(e)(3)) for the purposes of determining or allocating Employer Regular Profit Sharing Contributions or Employer Regular Pension Contributions. The rate at which Plan Compensation will be imputed is the rate of base pay of the Participant immediately prior to the total disability. To the extent that Plan Compensation is im-


(C) 2001                               6                 Full-Flex Plan Document
      puted to Highly Compensated Employees under this subsection, the contributions must be imputed for a fixed and determinable period as required under Code ss. 415(c)(3)(C).

            (f) 401(a)(17) Limit. Plan Compensation does not include any amounts in excess of the annual compensation limit in effect under Code ss. 401(a)(17); except that, this limit does not apply to Plan Compensation against which a pay reduction or withholding agreement applies for purposes of determining Employee Pre-Tax or After-Tax Contributions. The annual compensation limit that will apply with respect to a determination period is the annual compensation limit in effect for the calendar year in which such determination period begins. If a determination period consists of fewer than 12 months, the annual compensation limit that would otherwise apply will be multiplied by a fraction, the numerator of which is the number of months (full or partial) in the determination period and the denominator of which is 12.

            For Plan Years beginning on or after January 1, 1997, or such later date as may be specified in the Adoption Agreement, the annual compensation limit will be applied without regard to the family aggregation rules that previously applied under Code ss. 401(a)(17) whereby certain family members (i.e., a spouse and lineal descendents who have not attained age 19) were aggregated with certain Highly Compensated Employees and treated as one individual for purposes of applying the annual compensation limit for the Plan Year.

      2.57 Plan Compensation for the Plan Year - means the following:

            (a) Employer Regular Matching, Regular Profit Sharing or Pension Component. For purposes of the Employer Regular Matching and/or Regular Profit Sharing Component, or the Employer Regular Pension Component, the Plan Compensation actually paid during, and the Earned Income for, either the determination period with respect to the Plan Year or that portion of the determination period on and after the Participant's initial Entry Date for the Component, as specified in the Adoption Agreement.

            The "determination period" for this purposes is the period specified as such in the Adoption Agreement.

           (b) Other Components. For purposes of any other Component, the Plan Compensation actually paid during, and the Earned Income for, that portion of the Plan Year on and after the Participant's initial Entry Date for the Component.

      2.58 Plan Year - means the period specified as such in the Adoption Agreement.

      2.59 Predecessor Employer - means any entity for which prior service is required to be recognized under Code ss. 414(a), or any other entity (including a sole proprietorship) from which an individual became an Employee in connection with an asset or stock acquisition by a Controlled Group Member, or otherwise.

      2.60 Predecessor Employer Securities - means any stock that is issued by a Predecessor Employer, that met the requirements of Code ss. 409(l) and ERISA ss. 407(d)(5) with respect to the Predecessor Employer and that has been transferred to the Plan from a qualified plan maintained by the Predecessor Employer in connection with a merger or account transfer involving the Plan (e.g., if a location was purchased and account balances of affected employees were spun-off from a plan of the Predecessor Employer and accepted into the Plan).

      2.61 Qualifying Employer Securities - means any stock that is issued by any Controlled Group Member and that meets the requirements of Code ss. 409(l) and ERISA ss. 407(d)(5).

      2.62 Required Beginning Date - means one of the following as specified in the Adoption Agreement:

            (a) The April 1 of the calendar year after the calendar year in which the Participant attains age 70 1/2; or

            (b) The April 1 of the calendar year after the later of:

                  (1) The calendar year in which the Participant attains age 70
            1/2, or

                  (2) The calendar year in which the Participant has a
            Termination of Service.

            However, paragraph (2) does not apply to any Participant who is more than a five-percent owner (as defined in Code ss. 416) with respect to the Plan Year ending in the calendar year in which he/she attains age 70 1/2.

      The definition of Required Beginning Date specified in the Adoption Agreement will apply effective January 1, 1997, or such later date as may be specified in the Adoption Agreement. However, notwithstanding the definition of Required Beginning Date specified in the Adoption Agreement, or the effective date of such definition, for purposes of determining whether a distribution is an Eligible Rollover Distribution (and for such other purposes as may be specified by the Internal Revenue Service), the Required Beginning Date will be the date specified in paragraph (1) or (2) of subsection (b), as applicable (taking into account that paragraph (2) does not apply to more than five-percent owners), effective January 1, 1997.

      2.63 Self-Employed Individual - means a sole proprietor or any partner who has Earned Income with respect to any Controlled Group Member; also, a sole proprietor or any partner who would have had Earned Income but for the fact that the trade or business had no Net Profits for the taxable year.

      2.64 Service - means eligibility and/or vesting service as determined according to subsection (a) or (b) as specified in the Adoption Agreement:

            (a) Hour Count Method. If the hour count method is specified in the Adoption Agreement, an Employee will be credited with a year of Service for each computation period in which he/she completes the number of Hours of Service (not exceeding 1,000) specified in the Adoption Agreement.

                  (1) For purposes of determining eligibility to participate, the first eligibility computation period is the twelve-consecutive-month period starting on the Employee's Service Commencement Date. Subsequent eligibility computation periods are each twelve-consecutive-month period specified as such in the Adoption Agreement starting after the Employee's Service Commencement Date. The service credit will occur on either the last day of each computation period, or the date during the computation period on which the required number of Hours of Service have been completed, as specified in the Adoption Agreement.


(C) 2001                               7                 Full-Flex Plan Document

                  If it is specified in the Adoption Agreement that the
            eligibility computation period is the Plan Year, the eligibility computation periods are each twelve-consecutive-month period that ends on the date specified in the Adoption Agreement as being the last day of the Plan Year - that is, the eligibility computation period will be determined without regard to any short Plan Year. If the Plan Year is amended, the eligibility computation periods before the amendment will be each twelve-consecutive-month period that ends on the last day of the pre-amendment Plan Year, the twelve-consecutive month period that ends on the last day of the short Plan Year resulting from the amendment will be a special eligibility computation period, and the eligibility computation periods after the amendment will be each twelve-consecutive-month period that ends on the last day of the post-amendment Plan Year.

                  (2) For purposes of determining vesting, the vesting
            computation periods are each twelve-consecutive-month period specified as such in the Adoption Agreement. If it is specified in the Adoption Agreement that the vesting computation period is the Plan Year, the vesting computation periods are each twelve-consecutive-month period that ends on the date specified in the Adoption Agreement as being the last day of the Plan Year - that is, the vesting computation period will be determined without regard to any short Plan Year. If the Plan Year is amended, the vesting computation periods before the amendment will be each twelve-consecutive-month period that ends on the last day of the pre-amendment Plan Year, the twelve-consecutive month period that ends on the last day of the short Plan Year resulting from the amendment will be a special vesting computation period, and the vesting computation periods after the amendment will be each twelve-consecutive-month period that ends on the last day of the post-amendment Plan Year.

                  In determining Service for vesting purposes, an Employee's non-successive periods of Service and less than whole-year periods of Service (whether or not consecutive) must be aggregated on the basis that 12 months of Service or 365 days of Service equals a whole year of Service.

            (b) Elapsed Time Method. If the elapsed time method is specified in the Adoption Agreement, an Employee's Service is equal to the aggregate time elapsed between his/her Service Commencement Date and his/her most recent Termination of Service (or any other date as of which a determination is made), reduced by the period of any Break in Service, further reduced by any period that would have been included in a Break in Service but for the special rule that applies to maternity or paternity absences in Sec. 2.8, and further reduced by any period that would have been included in a Break in Service but for the special rule that applies to qualified military service in Sec. 2.8, except to the extent that service credit is required for such qualified military service under subsection (d). Service under the elapsed time method will be measured in days. To convert days into years:

                  (1) For purposes of determining eligibility to participate, 30 completed days equals one month, 91 completed days equals three months, 182 completed days equals six months, and 365 completed days equals one year.

                  (2) For purposes of determining vesting, either 365 completed days equals one year, or 12 completed months equals one year, as specified in the Adoption Agreement.

            (c) Service with Predecessor Employer. Employment with a Predecessor Employer that maintained the Plan (or a predecessor plan) will be treated as Service to the extent so required by Code 414(a). Employment with a Predecessor Employer that did not maintain the Plan (or a predecessor plan) will be treated as Service as specified in the Adoption Agreement (provided that all affected Employees will be treated uniformly and the use of employment with the Predecessor Employer may not discriminate in favor of Highly Compensated Employees). If an hour count method is used under the Plan and if actual hours with the Predecessor Employer are not available for an Employee, the equivalency method specified in the Adoption Agreement will be used, or if an equivalency is not specified in the Adoption Agreement, the Employee will be credited with 190 Hours of Service for each month in which he/she was paid for at least one hour of service with the Predecessor Employer. The service will be calculated from the most recent date of hire with the Predecessor Employer, or from such other date as may be specified in the Adoption Agreement.

            (d) Military Service. Service credit with respect to qualified military service will be provided in accordance with Code ss. 414(u).

            This service credit provision will apply beginning on December 12, 1994.

            (e) Transition From Hour Count to Elapsed Time Method. If an Employee transfers his/her employment category from one in which the hour count method is used to one in which the elapsed time method is used to determine Service, or if the method of determining Service is changed from an hour count method to an elapsed time method by an amendment to the Plan, Service as of the last day of the computation period of the transfer or amendment will be the sum of:

                  (1) The Service credited to the Employee under the hour count method as of the last day of the computation period prior to the computation period of the transfer or amendment; plus

                  (2) The greater of (i) the Service credited to the Employee under the elapsed time method during the computation period of the transfer or amendment, or (ii) the Service credited to the Employee under the hour count method for the computation period through the date of the transfer or amendment.

            The date of an amendment for this purpose is the later of the effective date or adoption date of the amendment.

            A change from the hour count method to the elapsed time method of measuring Service for purposes of vesting will be subject to Sec. 10.2(k).

            (f) Transition from Elapsed Time to Hour Count Method. If an Employee transfers his/her employment category from one in which the elapsed time method is used to one in which the hour count method is used, or if the method


(C) 2001                               8                 Full-Flex Plan Document
      of determining Service is changed from an elapsed time method to an hour count method by an amendment to the Plan, Service as of the last day of the computation period of the transfer or amendment will be the sum of:

                  (1) The Service credited to the Employee under the elapsed time method as of the date of the transfer or amendment (disregarding any fractional year of Service); plus

                  (2) The Service credited to the Employee under the hour count method for the computation period of the transfer or amendment. For this purpose, Hours of Service for the period from the first day of the computation period through the date of the transfer or amendment will be determined using the equivalency method specified in the Adoption Agreement (even if such equivalency method does not otherwise apply to such Employee), or if an equivalency is not specified in the Adoption Agreement, using an equivalency of 190 Hours of Service for each month in which he/she has one Hour of Service.

            The date of an amendment for this purpose is the later of the effective date or adoption date of the amendment.

            A change from the elapsed time method to the hour count method of measuring Service for purposes of vesting will be subject to Sec. 10.2(k).

      2.65 Service Commencement Date - means the date on which an individual is first credited with an Hour of Service as an Employee or, if earlier, the date on which an Hour of Service is first recognized under Code ss. 414(n) for service prior to becoming a Leased Employee, or first required to be recognized under Code ss. 414(o).

      If Sec. 3.3 provides that an individual is treated as a new hire following a Break in Service, his/her new Service Commencement Date is the date on which he/she is first credited with an Hour of Service after the Break in Service.

      2.66 Sponsor of the Prototype - means the organization identified as such in the Adoption Agreement.

      2.67 Spouse - means the legal spouse of the Participant, except that a former spouse will be treated as the Spouse to the extent provided under a qualified domestic relations order (as defined in Code ss. 414(p)).

      2.68 Surviving Spouse - means a Spouse who survives after the death of the Participant.

      2.69 Taxable Wage Base - means the maximum amount of earnings which may be considered wages under Section 230 of the Social Security Act in effect on the first day of the Plan Year (or other determination period under Sec. 2.57(a)).

      2.70 Termination of Service - means the following:

            (a) In the case of a common-law employee, resignation, discharge, retirement, death, failure to return to work at the end of an authorized leave of absence, or the happening of any other event or circumstance which, under the policy of the employer as in effect from time to time, results in the termination of the employer-employee relationship with respect to all Controlled Group Members, provided that the individual's status as an Employee does not otherwise continue under Sec. 2.22.

            (b) In the case of a Self-Employed Individual, Leased Employee or individual required to be treated as an employee under Code ss. 414(o), the end of such status with respect to all Controlled Group Members, provided that the individual's status as an Employee does not otherwise continue under Sec. 2.22.

      Notwithstanding the above, if the Plan is a profit sharing plan that includes (or previously included) an Employee Pre-Tax Component, then solely for purposes of determining whether a Participant who has a balance in an Employee Pre-Tax Contribution Account is entitled to a distribution of his/her Benefit, a Termination of Service will not have occurred unless he/she has had a "separation from service" (within the meaning of Code ss. 401(k)(2)(B)) as determined by the Plan Administrator, except as provided in Sec. 12.17.

      2.71 Trust Agreement - means a trust agreement that creates a Funding Vehicle for the Plan.

      2.72 Trust Fund - means a fund created pursuant a Trust Agreement.

      2.73 Trustee - means a trustee specified as such in the Adoption Agreement either as a:

            (a) Discretionary Trustee - that is, a trustee that has discretion with respect to the management or investment of Plan Assets.

            (b) Directed Trustee - that is, a trustee that is directed as to the management and investment of Plan Assets by a Named Fiduciary or Investment Manager.

      2.74 Valuation Date - means each date on which any Plan Asset (including any Mutual Fund, Pooled Investment Fund or Segregated Investment Portfolio) is valued for purposes of the Plan.

--------------------------------------------------------------------------------
ARTICLE III - PLAN PARTICIPATION
--------------------------------------------------------------------------------

      3.1 Start of Participation.

            (a) Age and Service Requirements and Entry Dates. An Employee will be eligible to become an Active Participant in a Component if:

                  (1) The Employee is in Covered Employment with respect to such
            Component;

                  (2) The Employee has completed the Service specified in the
            Adoption Agreement for such Component; and

                  (3) The Employee has attained the age specified in the
            Adoption Agreement for such Component.

            An Employee will actually become an Active Participant in a Component on the Entry Date specified in the Adoption Agreement once he/she has satisfied the age and service requirements for the Component, provided that he/she is in Covered Employment on such Entry Date and, if the Entry Date is retroactive to a date prior to the date on which he/she satisfies the age and service requirements for the Component, further provided that he/she is in Covered Employment on the date he/she satisfies the age and service requirements for the Component.

            (b) Change in Employment Status. If an Employee who is not in Covered Employment enters Covered Em-


(C) 2001                               9                 Full-Flex Plan Document
      ployment with respect to a Component (by reason of a change in employment classification, an amendment to the definition of Covered Employment, or otherwise), he/she will become an Active Participant in such Component on the date he/she enters Covered Employment provided he/she satisfies the age and/or service requirements for such Component on the immediately preceding Entry Date. Otherwise, on the Entry Date under subsection (a).

            (c) Reemployment. If an Employee has a Termination of Service and subsequently is reemployed in Covered Employment with respect to a
      Component:

                  (1) If he/she was an Active Participant in such Component
            prior to the earlier Termination of Service, he/she will again become an Active Participant in such Component on the date he/she is reemployed in Covered Employment, provided he/she satisfies the age and service requirements on such date after taking into account the Break in Service rules under Sec. 3.3.

                  (2) If he/she was not an Active Participant in such Component prior to the earlier Termination of Service, he/she will become an Active Participant in such Component on the date he/she is reemployed in Covered Employment, provided he/she satisfies the age and service requirements both on such date and on the immediately preceding Entry Date after taking into account the Break in Service rules under Sec. 3.3.

                  (3) If he/she does not become an Active Participant on the date he/she is reemployed in Covered Employment under paragraph (1) or (2), he/she will become an Active Participant in accordance with subsection (a).

            For purposes of determining whether an Employee satisfies the service requirement on and after reemployment, his/her Service, and his/her Service Commencement Date, will be determined after taking into account the Break in Service rules under Sec. 3.3.

            (d) Transfer from Predecessor Employer. The Lead Employer may establish a special Entry Date for purposes of determining participation in one or more Components by Employees who are employed with a Controlled Group Member when it becomes a Participating Employer or by those individuals who become Employees of a Participating Employer from a Predecessor Employer.

            (e) Amendment or Restatement. If the Plan is amended and the age and/or service requirements are changed, an Active Participant in a Component immediately prior to the date of the amendment will be deemed to have satisfied the age and service requirements in effect after the amendment for such Component -- that is, a change in the age and/or service requirements will not result in loss of status as an Active Participant.

            If the Plan is amended and the Entry Date is changed (including any change in the Entry Date resulting from a change in the Plan Year), an Active Participant in a Component immediately prior to the date of the amendment will be deemed to have reached the Entry Date for such Component -- that is, a change in the Entry Date will not result in loss of status as an Active Participant. Further, if a change in the Entry Date would otherwise result in the delay of the initial entry of any Employee to a date beyond the latest entry permitted under Code ss. 410(a)(1), the change in the Entry Date will not apply to such Employee.

            The date of an amendment for this purpose is the later of the effective date or adoption date of the amendment.

            (f) Waiver of Age or Service Requirements and Special Entry Dates for New or Amended Plans. If so specified in the Adoption Agreement, an Employee who is in Covered Employment with respect to a Component on the Original Effective Date, or on the Special Effective Date for such Component, or on such other date as is specified in the Adoption Agreement, will become an Active Participant in such Component as of such date even if he/she has not satisfied the age and/or service requirements as of such date, as specified in the Adoption Agreement. Such date will be an Entry Date with respect to such Component.

            If the first Plan Year is a short Plan Year, then the Original Effective Date will be an Entry Date with respect to each Component. Further, if it is specified in the Adoption Agreement that the Entry Dates for any Component are determined by reference to the Plan Year (e.g., the first day, and the first day of the seventh month, of the Plan Year), then the subsequent Entry Dates for the first Plan Year will be the dates that would have been Entry Dates had the first Plan Year not been a short Plan Year, but instead had been the twelve-consecutive-month period ending on the last day of the short Plan Year.

      3.2 Duration of Participation. An Active Participant in a Component will continue as such for so long as he/she remains in Covered Employment with respect to such Component. When a Participant ceases to be an Active Participant in all Components, he/she will become an Inactive Participant, and will continue as such until he/she dies, receives full payment of his/her Benefit or again becomes an Active Participant in any Component.

      3.3 Break in Service Rules for Participation. The following rules will apply for purposes of determining the Service of an Employee following a Break in Service:

            (a) Service Requirement Greater Than One Year. If more than one year (or twelve months) of Service is required to become an Active Participant in the Employer Regular Matching or Regular Profit Sharing Component, or in the Employer Regular Pension Component, an Employee who incurs a Break in Service before he/she has completed the Service required to become an Active Participant in such Component will be treated as a new hire (with a new Service Commencement Date) on the date he/she again performs an Hour of Service after the Break in Service. In such case, Service prior to the Break in Service will be disregarded for purposes of determining eligibility to participate in such Component.

            (b) Breaks in Service of Five or More Years - Non-Vested Participants. If so specified in the Adoption Agreement, in the case of a Participant who had no vested interest in his/her Account prior to a period of five or more consecutive one-year Breaks in Service (other than a vested interest in an Employee After-Tax, Deductible, Forfeiture Restoration or Rollover Contribution Account), Service prior to such a period of Breaks in Service will be disregarded for eligibility and vesting purposes after a subsequent return to active employment with any Controlled Group Member. If Service prior to the period of Breaks in Service is disre-

(C) 2001                               10                Full-Flex Plan Document
      garded, the Employee will be treated as a new hire (with a new Service Commencement Date) on the date he/she again performs an Hour of Service after the period of Breaks in Service.

            (c) Suspension of Service Credit. If so specified in the Adoption Agreement, all years of Service prior to a Break in Service will be disregarded for purposes of determining whether an Employee is eligible to participate in the Employer Regular Matching or Regular Profit Sharing Component, or in the Employer Regular Pension Component, until the Participant completes one year of Service following such Break in Service. Except as provided in subsection (b), once an Employee has completed a year of Service following a Break in Service, Service prior to the Break in Service will be retroactively restored to the Employee for purposes of determining eligibility to participate in such Component.

      3.4 Special Rules for Certain Components.

            (a) Employee After-Tax Component. If the Plan is a profit sharing plan, an Employee will become an Active Participant in an Employee After-Tax Component on the date he/she becomes an Active Participant in either the Employee Pre-Tax Component, or the Employer Regular Matching or Regular Profit Sharing Component, as specified in the Adoption Agreement. However, if the Entry Date for such Component is retroactive to a date prior to the date on which the age and service requirements are satisfied, an Employee will become an Active Participant in the Employee After-Tax Component on the date he/she satisfies the age and service requirements.

            If the Plan is a money purchase pension plan, an Employee will become an Active Participant in an Employee After-Tax Component on the date he/she becomes an Active Participant in the Employer Regular Pension Component, or in the Employer Safe-Harbor Pension Component if the Plan does not include an Employer Regular Pension Component. However, if the Entry Date for an Employer Regular Pension Component is retroactive to a date prior to the date on which the age and service requirements are satisfied, an Employee will become an Active Participant in the Employee After-Tax Component on the date he/she satisfies the age and service requirements.

            (b) Employer Safe-Harbor Matching and Safe-Harbor Profit Sharing Component, or Employer Safe-Harbor Pension Component. An Employee will become an Active Participant in an Employer Safe-Harbor Matching and/or Safe-Harbor Profit Sharing Component, or an Employer Safe-Harbor Pension Component, on the date he/she becomes an Active Participant in the Employee Pre-Tax Component. However, if so specified in the Adoption Agreement, an age and service requirement may be imposed on participation in the Employer Safe-Harbor Matching and/or Safe-Harbor Profit Sharing Component, or the Employer Safe-Harbor Pension Component, and no age or service requirement (or a lesser age or service requirement) may be imposed on participation in the Employee Pre-Tax Component. In such case, an Employee will become an Active Participant in the Employer Safe-Harbor Matching and/or Safe-Harbor Profit Sharing Component, or the Employer Safe-Harbor Pension Component, on the Entry Date after he/she has satisfied the age and service requirements for such Component.

            (c) Employer Qualified Matching and Qualified Profit Sharing Components. An Employee will become an Active Participant in an Employer Qualified Matching and/or Qualified Profit Sharing Component on the date he/she becomes an Active Participant in either the Employee Pre-Tax Component or Employer Regular Matching Component.

            (d) Employer Prevailing Wage Component. An Employee in Covered Employment with respect to the Prevailing Wage Component will be an Active Participant in such Component -- that is, there are no age and service requirements imposed on participation in the Employer Prevailing Wage Component.

      3.5 Election Not to Participate. If so specified in the Adoption Agreement, an Employee may elect not to participate in the Plan, subject to such rules as may be specified in the Adoption Agreement. An election not to participate is effective as of the Employee's Initial Entry Date, is irrevocable, and applies to all Components. If an Employee is a Self-Employed Individual, his/her election (except as permitted by Treasury regulations without creating a Code ss. 401(k) arrangement with respect to that Self-Employed Individual) must be effective no later than the date he/she first would become an Active Participant in the Plan and the election is irrevocable.

      An election not to participate does not entitle a Participant to a distribution from the Plan.

      If the Plan is amended to remove an option previously provided whereby a Participant could elect not to participate in the Plan, any election made prior to the removal of such option will continue in effect in accordance with its terms -- that is, if such an election was irrevocable, it will remain irrevocable after the amendment, or if the election could be revoked after a stated period, it may be revoked after such period. However, once revoked, an election not to participate cannot be reinstated.

--------------------------------------------------------------------------------
ARTICLE IV - EMPLOYEE CONTRIBUTIONS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SEC. 4.1 applies only if the plan is a profit sharing plan.

      4.1 Pre-Tax Contributions. If so specified in the Adoption Agreement, Employee Pre-Tax Contributions will be allowed as follows:

            (a) Pay Reduction Contributions. An Active Participant in the Employee Pre-Tax Component may elect to have his/her Plan Compensation reduced by such amount as he/she may designate, subject to such minimum and maximum as may be specified in the Adoption Agreement, with such amount to be contributed to the Plan as an Employee Pre-Tax Contribution.

            An election hereunder is subject to the following:

            (1) An election (or amendment of an election) may only be made pursuant to a pay reduction agreement. The agreement will be made in such manner and in accordance with such rules as will be prescribed for this purpose by the Plan Administrator (including by means of voice response or other electronic media under circumstances authorized by the Plan Administrator).


(C) 2001                               11                Full-Flex Plan Document

            (2) An election (or amendment of an election) may not be made retroactively; it will apply only to Plan Compensation which becomes payable after the election (or amendment) is made by the Participant.

            (3) An election may be effective as soon as administratively practicable after the date on which an Employee becomes or again becomes an Active Participant in the Employee Pre-Tax Component or as soon as administratively practicable after any subsequent date specified in the Adoption Agreement. An election must be made by such deadline in advance of the effective date as will be prescribed by the Plan Administrator. Regardless of the elections in the Adoption Agreement, the Plan Administrator in its sole discretion may designate a period following the date on which an Employee becomes or again becomes an Active Participant in the Employee Pre-Tax Component during which the Participant may make an election to be effective as soon as administratively practicable following the date on which it is made.

            (4) An election will remain in effect until the Participant files a subsequent election modifying or discontinuing his/her pay reductions, subject to the exception for withdrawals for Hardship under Sec. 11.2(b). An election may be amended to increase or decrease the pay reduction rate or to discontinue pay reductions effective as soon as administratively practicable after any date specified in the Adoption Agreement.

            In the event of a withdrawal for Hardship under Sec. 11.2(b), the rules set forth in that section will apply to determine the timing of election reinstatements.

            (5) With respect to a Self-Employed Individual, an election may be applied to a distribution of Earned Income, or to a draw against Earned Income, or to any other amount or in any other manner that the Plan Administrator deems to be appropriate and consistent with the Code.

            (6) With respect to a Leased Employee, an election may be applied against any payment made by a Participating Employer to the leasing organization, or to any other amount or in any other manner that the Plan Administrator deems to be appropriate and consistent with the Code.

            Any minimums or maximums imposed on pay reductions will generally be applied to Plan Compensation payable for each payroll period within the Plan Year. However, if so specified in the Adoption Agreement, and subject to the limits specified therein, an Active Participant will be permitted to amend an election, to be effective as soon as administratively practicable after the election is made, to increase the pay reduction rate above the maximum otherwise imposed for a payroll period to account for pay reductions at less than the maximum for prior payroll periods during the Plan Year. In such case, pay reductions for the Plan Year will not exceed the maximum otherwise specified in the Adoption Agreement when applied to Plan Compensation for the Plan Year. An election hereunder may be limited to the final month or quarter of the Plan Year, if so specified in the Adoption Agreement.

            (b) Automatic Enrollment. If so specified in the Adoption Agreement, a Participant will be deemed to have made an election under subsection (a) upon his/her initial entry into the Employee Pre-Tax Component provided that the Plan Administrator has given the Participant a notice that explains the automatic enrollment and his/her right to have a different rate of pay reduction (or no pay reduction), including an explanation of the procedure for exercising that right and the timing for implementation of any such election, and further provided that the Participant is given a reasonable period thereafter to elect to have a different rate of pay reduction (or no pay reduction). If so specified in the Adoption Agreement, each Active Participant in the Employee Pre-Tax Component as of the date specified in the Adoption Agreement will similarly be deemed to have made an election hereunder as of the date so specified, subject to the notice and election provisions above, and such limitations as may be imposed in the Adoption Agreement.

            (c) Cash or Deferred Contributions. If so specified in the Adoption Agreement, an Active Participant in the Employee Pre-Tax Component may elect to have all or a portion of a designated payment either paid to him/her in cash or contributed as an Employee Pre-Tax Contribution, subject to such maximum as may be specified in the Adoption Agreement.

            A "designated payment" for this purpose is any cash amount which is specified in the Adoption Agreement as being subject to this cash or deferred option.

            An election hereunder is subject to the following rules:

                  (1) An election may only be made pursuant to a cash or
            deferred agreement. The agreement will be made in such manner and in accordance with such rules as will be prescribed for this purpose by the Plan Administrator (including by means of voice response or other electronic media under circumstances authorized by the Plan Administrator). An election must be made by such deadline in advance of the payment date for the designated payment as will be prescribed by the Plan Administrator, and will be irrevocable after such filing deadline. If the designated payments are recurring, the Plan Administrator may, by written action filed with the records of the Plan, provide that an election will continue to apply to all future designated payments until modified or revoked by the Participant.

                  (2) A pay reduction agreement under subsection (a), will not apply to a designated payment which is subject to a cash or deferred option (whether or not the Participant elects to defer any portion of the designated payment into the Plan).

                  (3) The Employee Pre-Tax Contributions resulting from
            designated payments being deferred into the Plan will be eligible for any Employer Safe-Harbor Matching Contribution, but will be included as Match Eligible Contributions for purposes of any Employer Regular Matching Contribution only if so specified in the Adoption Agreement.

            (d) Discontinuance Upon Hardship or Loss of Active Participant Status. Employee Pre-Tax Contributions be ing made on behalf of a Participant will cease (and his/her pay reduction agreement or cash or deferred agreement will


(C) 2001                               12                Full-Flex Plan Document
      be deemed to have been revoked) on or as soon as administratively practicable after a withdrawal for Hardship under Sec. 11.2(b) or the loss of status as an Active Participant in the Employee Pre-Tax Component.

            (e) Tax Law Limit. Employee Pre-Tax Contributions made on behalf of a Participant for any taxable year of the Participant, together with his/her Elective Deferrals under all other plans maintained by any Controlled Group Member, may not exceed the limit in effect at the beginning of such taxable year under Code ss. 402(g), and the Plan Administrator will cause the Employee Pre-Tax Contribution to cease at the point that limit is reached during such taxable year.

            (f) Deposit of Contributions. Employee Pre-Tax Contributions made on behalf of a Participant will be paid into a Funding Vehicle by the earlier of:

                  (1) The earliest date such contributions can reasonably be segregated from the employer's general assets; or

                  (2) The 15th business day of the month following the month such amounts would have been paid in cash to the Participant.

            (g) Integration Not Permitted. Employee Pre-Tax Contributions may not be integrated with Social Security.

            (h) Special Effective Date. A Special Effective Date will apply to the Employee Pre-Tax Component if the Adoption Agreement that adds the Employee Pre-Tax Component is adopted after the Original Effective Date or Amendment Effective Date of such Adoption Agreement. Such Special Effective Date will be the later of:

                  (1) The date on which the Adoption Agreement is adopted; or

                  (2) The Special Effective Date (if any) specified for this purpose in the Adoption Agreement.

            An election under subsection (a) or (b), and any limits applicable to such an election, will apply solely to Plan Compensation or designated payments payable after such Special Effective Date.

      Regardless of the elections made in the Adoption Agreement, the Plan Administrator in its sole discretion may limit the amount of Employee Pre-Tax Contributions that any Active Participant may make during a Plan Year if the Plan Administrator determines that the making of Employee Pre-Tax Contributions has reduced (or may possibly reduce) the amount of other types of contributions that can be allocated to the Participant for such Plan Year as a result of the limits imposed under Code ss. 415, or as a result of the Actual Deferral Percentage Test under Code ss. 401(k), or that such contributions themselves would exceed such limits.

      A Participant will at all times have a fully vested and nonforfeitable interest in his/her Employee Pre-Tax Contribution Account.

      4.2 After-Tax Contributions. If so specified in the Adoption Agreement, Employee After-Tax Contributions will be either allowed or required as follows:

            (a) Voluntary Payroll Withholding. If so specified in the Adoption Agreement, an Active Participant in the Employee After-Tax Component may elect to have amounts withheld from his/her Plan Compensation and contributed to the Plan as an Employee After-Tax Contribution, subject to such minimum and maximum as may be specified in the Adoption Agreement.

            An election must be made in such manner and in accordance with such rules as will be prescribed for this purpose by the Plan Administrator (including by means of voice response or other electronic media under circumstances authorized by the Plan Administrator). If Employee Pre-Tax Contributions are allowed by pay reduction, an election to make Employee After-Tax Contributions by means of payroll withholding will be subject to the same procedural rules as apply to pay reduction agreements under Sec. 4.1(a).

            (b) Mandatory Payroll Withholding - Thrift Plan Option. If so specified in the Adoption Agreement, an Active Participant in the Employee After-Tax Component will be required to have amounts withheld from his/her Plan Compensation and contributed to the Plan as an Employee After-Tax Contribution.

            (c) Voluntary Direct Contributions. If so specified in the Adoption Agreement, an Active Participant in the Employee After-Tax Component may make Employee After-Tax Contributions by means other than payroll withholding in such other manner as may be permitted by the Lead Employer (including by means of personal check or electronic funds transfer under circumstances authorized by the Lead Employer), subject to such maximum as may be specified in the Adoption Agreement.

            (d) Discontinuance Upon Hardship or Loss of Active Participant Status. Employee After-Tax Contributions being made by a Participant will cease as soon as administratively practicable after a withdrawal for Hardship under Sec. 11.2(b) or the loss of status as an Active Participant in the Employee After-Tax Component.

            (e) Deposit of Contributions. Employee After-Tax Contributions being made by a Participant and collected by a Participating Employer will be paid into a Funding Vehicle by the earlier of:

                  (1) The earliest date such contributions can reasonably be segregated from the employer's general assets; or

                  (2) The 15th business day of the month following the month such amounts would have been paid in cash to the Participant (if contributions are collected by pay withholding) or after such amounts are received from the Participant by the Participating Employer (if contributions are collected by check or other payment from the Participant).

      Regardless of the elections made in the Adoption Agreement, the Plan Administrator in its sole discretion may limit the amount of Employee After-Tax Contributions that any Active Participant may make during a Plan Year if the Plan Administrator determines that the making of Employee After-Tax Contributions has reduced (or may possibly reduce) the amount of other types of contributions that can be allocated to the Participant for such Plan Year as a result of the limits imposed under Code ss. 415, or as a result of the Actual Contribution Percentage Test under Code ss. 401(m), or that such contributions themselves would exceed such limits.


(C) 2001                               13                Full-Flex Plan Document

      A Participant will at all times have a fully vested and nonforfeitable interest in his/her Employee After-Tax Contribution Account.

      4.3 Deductible Contributions. Employee Deductible Contributions may not be made after April 15, 1986.

      A Participant will at all times have a fully vested and nonforfeitable interest in his/her Employee Deductible Contribution Account. Such Account will share in gains and losses pursuant to the terms of Article VIII.

      4.4 Forfeiture Restoration Contributions. If it is specified in the Adoption Agreement that repayment of a prior distribution is required as a condition to the reinstatement of the nonvested portion of a Contribution Account that became a Forfeiture upon or after a prior Termination of Service, then a Participant will be allowed to make such Employee Forfeiture Restoration Contribution upon his/her subsequent return to employment in accordance with Sec. 10.2(h). Any such repayment made from a "conduit" individual retirement account that reflects the amount of the prior distribution will be on a "pre-tax" basis, will be credited to the reinstated Contribution Account and will be allowed regardless of whether the Plan otherwise includes an Employee Rollover Component. Otherwise, any such repayment will be on an "after-tax" basis, will be credited to an Employee Forfeiture Restoration Contribution Account, and will be allowed regardless of whether the Plan otherwise includes an Employee After-Tax Component.

      A Participant will at all times have a fully vested and non-forfeitable interest in his/her Employee Forfeiture Restoration Contribution Account.

      4.5 Rollover Contributions. If so specified in the Adoption Agreement, an Employee will be permitted to make an Employee Rollover Contribution. Employee Rollover Contributions will be allowed only in such form as is specified in the Adoption Agreement, and must be made in such manner and in accordance with such rules as will be prescribed for this purpose by the Plan Administrator (including by means of check or electronic funds transfer under circumstances authorized by the Plan Administrator). An Employee will not become an Active Participant in any Component merely as a result of an Employee Rollover Contribution.

      An "Employee Rollover Contribution" means a rollover contribution or rollover amount from another qualified plan or "conduit" individual retirement account described in Code ss. 401(a)(31), 402(c), 403(a)(4) or 408(d)(3), or an elective transfer described in Treas. Reg. ss. 1.411(d)-4(Q&A-3), or any other amount described in any other provision added to the Code which authorizes rollover contributions to the Plan.

      An Employee will at all times have a fully vested and nonforfeitable interest in his/her Employee Rollover Contribution Account.

      4.6 Controlled Group Transfers. An Active Participant will be permitted to make a Controlled Group Transfer if such transfers are permitted on a uniform and nondiscriminatory basis by the Lead Employer. Further, the Lead Employer in its sole discretion may direct a Controlled Group Transfer on behalf of any Employee who is in Covered Employment with respect to any Component. Controlled Group Transfers will be allowed only in such form, in such manner and in accordance with such rules as will be prescribed for this purpose by the Plan Administrator (including by means of check or electronic funds transfer under circumstances authorized by the Plan Administrator). An Employee will not become an Active Participant in any Component merely as a result of a Controlled Group Transfer.

      A "Controlled Group Transfer" means a transfer of account balances and assets from another qualified plan maintained by a Controlled Group Member to the Plan, that is not an Employee Rollover Contribution.

      A Participant will at all times have a fully vested and nonforfeitable interest in his/her Transfer Accounts.

--------------------------------------------------------------------------------
ARTICLE V - EMPLOYER MATCHING CONTRIBUTIONS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ARTICLE V APPLIES ONLY IF THE PLAN IS A PROFIT SHARING PLAN. SEC. 5.1 APPLIES ONLY IF THE PLAN IS DESIGNATED AS A SAFE-HARBOR PLAN IN THE ADOPTION AGREEMENT.

      5.1 Safe-Harbor Matching Contributions. If so specified in the Adoption Agreement, Employer Safe-Harbor Matching Contributions will be made on behalf of each Active Participant in the Employer Safe-Harbor Matching Component during the Plan Year in accordance with the schedule specified in the Adoption Agreement. However, Employer Safe-Harbor Matching Contributions will not be made with respect to refunded contributions described in Sec. 5.2(e) (and the provisions of Sec. 5.2(e) will apply to Employer Safe Harbor Matching Contributions in the same manner as such provisions apply or would apply to Employer Regular Matching Contributions).

      A Participant will at all times have a fully vested and nonforfeitable interest in his/her Employer Safe-Harbor Matching Contribution Account.

      The Plan Administrator will provide the notice specified in Sec.
19.2(a)(3).

      5.2 Regular Matching Contributions. If so specified in the Adoption Agreement, Employer Regular Matching Contributions will be made as follows:

            (a) Variable Contribution Formula. If a variable contribution formula is specified in the Adoption Agreement (to be determined on a discretionary basis or by reference to Net Profits), an Employer Regular Matching Contribution made to the Plan for a Plan Year will be allocated among the Active Participants in the Employer Regular Matching Component who have satisfied the requirements specified in the Adoption Agreement. If it is specified in the Adoption Agreement that a given number of Hours of Service must be completed in order to receive an Employer Regular Matching Contribution for a Plan Year, then in the event of a short Plan Year, the Hours of Service requirement shall be applied to the twelve consecutive months immediately preceding the last day of the short Plan Year.

            The Employer Regular Matching Contribution will be allocated in the following manner:

            (1) If the Employer Regular Matching Contribution is a discretionary amount determined by written action taken prior to the start of the Plan Year, the Employer Regular Matching Contribution for such Plan Year will be allocated in such manner as is prescribed by the Lead Employer in the written action authorizing the contribution. The Lead Employer will determine in its sole discretion whether an Employer Regular Matching Contribution will be made for each


(C) 2001                               14                Full-Flex Plan Document

      Plan Year and, if made, the written action authorizing the contribution will specify:

                        (A) The manner in which the Employer Regular Matching
                  Contribution is to be calculated from among the options allowed for fixed contributions under the Adoption Agreement.

                        (B) The limits that apply on the amount of the Employer
                  Regular Matching Contributions that will be made on behalf of each Participant.

                        (C) The periods for determining the Plan Compensation
                  and the amount of the Match Eligible Contributions on which the Employer Regular Matching Contributions will be based, and, if based on periods shorter than the Plan Year, whether true-up contributions will be made in the manner described in subsection (c).

                        (D) The length of the commitment period to continue such
                  contributions under the terms specified (and in the absence of a specific duration, the commitment period will extend for the Plan Year, but not beyond).

                  The Lead Employer may discontinue or modify its obligation by written action taken during the Plan Year; provided that, the discontinuance or modification may apply prospectively only, and may not apply to shorten the commitment period specified in a prior written action or otherwise applicable under subparagraph (D).

                  (2) If the Employer Regular Matching Contribution is a
            discretionary amount determined by written action taken after the start of the Plan Year, or by means other than written action, the Employer Regular Matching Contribution for such Plan Year will be allocated among the eligible Participants in the manner specified in the Adoption Agreement. The Lead Employer will determine in its sole discretion whether an Employer Regular Matching Contribution will be made for each Plan Year and, if so, the amount to be contributed for such Plan Year for allocation as an Employer Regular Matching Contribution. Match Eligible Contributions made by a Participant in excess of the maximum specified in the Adoption Agreement, and Match Eligible Contributions described in subsection (e) will be disregarded for purposes of allocating discretionary Employer Regular Matching Contributions.

            (b) Fixed Contribution Formula. If a fixed contribution formula is specified in the Adoption Agreement, an Employer Regular Matching Contribution will be made on behalf of each Active Participant in the Employer Regular Matching Component who has satisfied the requirements specified in the Adoption Agreement. If it is specified in the Adoption Agreement that a given number of Hours of Service must be completed in order to receive an Employer Regular Matching Contribution for a Plan Year, then in the event of a short Plan Year, the Hours of Service requirement shall be applied to the twelve consecutive months immediately preceding the last day of the short Plan Year.

            The amount of the Employer Regular Matching Contribution will be determined according to the schedule specified in the Adoption Agreement. If so specified in the Adoption Agreement, the Lead Employer may also elect to make an additional Employer Regular Matching Contribution for a Plan Year, to be allocated in the manner specified in the Adoption Agreement.

            If Employer Regular Matching Contributions are contingent on Net Profits, and if Net Profits for a Plan Year are not sufficient to allow for the Employer Regular Matching Contributions called for under the schedule specified in the Adoption Agreement, the Employer Regular Matching Contribution made on behalf of each eligible Participant for the Plan Year will equal the total Employer Regular Matching Contributions actually made to the Plan (if any) multiplied by a fraction, the numerator of which is the Employer Regular Matching Contribution that otherwise would have been made on behalf of the eligible Participant under the schedule specified in the Adoption Agreement, and the denominator of which is the total Employer Regular Matching Contributions that would have been made on behalf of all eligible Participants under the schedule specified in the Adoption Agreement.

            If Employer Regular Matching Contributions under a fixed contribution formula are made prior to all events having occurred which entitle the Participants to such contribution, such contribution will be held in a Pending Allocation Account until all events have occurred that entitle the Participants to such contribution. The amount then allocated to each eligible Participant will equal the balance of the Pending Allocation Account multiplied by a fraction, the numerator of which is the Employer Regular Matching Contribution called for under the fixed contribution formula on behalf of such Participant, and the denominator of which is the total Employer Regular Matching Contributions called for under the fixed contribution formula on behalf of all eligible Participants. If the Pending Allocation Account has suffered a investment loss, additional Employer Regular Matching Contributions will be made as necessary to insure that no eligible Participant receives less than the amount called for under the fixed contribution formula.

            (c) Matching Contribution Periods other than Plan Year and True-Up Contributions. If the Matching Contribution Period is shorter than a Plan Year and if so specified in the Adoption Agreement, Employer Regular Matching Contributions will be recalculated by reference to the Match Eligible Contributions and Plan Compensation for the Plan Year and additional Employer Regular Matching Contributions will be made on this basis with respect to eligible Participants specified in the Adoption Agreement. Such additional "true-up" contributions may be made on a payroll period, monthly, quarterly, semi-annual or annual basis as deemed appropriate by the Lead Employer.

            (d) Minimum/Maximum Contributions. Employer Regular Matching Contributions for each Participant for each Plan Year will not be less than the minimum amount (if any) or more than the maximum amount (if any) specified in the Adoption Agreement.

            (e) Disregard of Certain Employee Pre-Tax and After-Tax Contributions. Employer Regular Matching Contributions will not be made or allocated based on:


(C) 2001                               15                Full-Flex Plan Document

                  (1) Employee Pre-Tax Contributions refunded as Excess
            Deferrals to comply with Code ss. 402(g);

                  (2) Employee Pre-Tax Contributions refunded or recharacterized to comply with the Actual Deferral Percentage Test of Code ss. 401(k) (or the multiple use test);

                  (3) Employee After-Tax Contributions refunded to comply with the Actual Contribution Percentage Test of Code ss. 401(m) (or the multiple use test); or

                  (4) Employee Pre-Tax or After-Tax Contributions refunded to comply with the Annual Addition limit of Codess. 415.

            For purposes of determining the Employer Regular Matching Contribution, the Employee Pre-Tax or After-Tax Contributions refunded will be deemed to consist first of those contributions for the Plan Year that were not Match Eligible Contributions. Thereafter, the ordering in which any contributions are refunded will be determined at the direction of the Plan Administrator either on a "last-in, first-out" basis, on a "first-in, first-out" basis, on an averaging basis or on any other basis that is deemed appropriate by the Plan Administrator.

            If Employee Pre-Tax Contributions are recharacterized as Employee After-Tax Contributions to comply with the Actual Deferral Percentage Test of Code ss. 401(k), the Employee Pre-Tax Contributions so recharacterized will be deemed to consist first of those contributions for the Plan Year that were not Match Eligible Contributions. Thereafter, the ordering in which contributions are recharacterized will be determined at the direction of the Plan Administrator either on a "last-in, first-recharacterized" basis, on a "first-in, first-recharacterized" basis, on an averaging basis or on any other basis that is deemed appropriate by the Plan Administrator. The Employer Regular Matching Contribution (if any) with respect to such recharacterized amounts then will be determined based upon the matching schedule for Employee After-Tax Contributions.

            Employer Regular Matching Contributions that are made before the amount of the above refund or recharacterization is determined will be treated as a Forfeiture in the Plan Year in which the refund or recharacterization is made and will be applied in the same manner as Forfeitures that occur with respect to Employer Regular Matching Contribution Accounts. However, if Employer Regular Matching Contribution Accounts are fully vested at all times and Forfeitures therefore do not otherwise occur with respect to such Accounts, then any Forfeiture hereunder will be applied in the manner directed by the Plan Administrator. In the absence of direction from the Plan Administrator, such amounts will be applied in the first manner of the following that applies: applied in the same manner as Forfeitures that occur with respect to Employer Regular Profit Sharing Contribution Accounts in the Plan Year of the Forfeiture; applied as a credit against any fixed Employer Contribution made after the Forfeiture; allocated as part of (or in the same manner as) any variable Employer Contribution for the Plan Year of the Forfeiture (first as a variable Employer Regular Matching Contribution, then as a variable Employer Regular Profit Sharing Contribution).

            (f) Status as Employer Qualified Matching Contributions. If so specified in the Adoption Agreement, Employer Regular Matching Contributions may be treated as Employer Qualified Matching Contributions for purposes of applying the Actual Deferral Percentage Test of Code ss. 401(k) for a Plan Year if Employer Regular Matching Contribution Accounts are fully vested and nonforfeitable at all times and distributions (including distributions for Hardship) are not available from such Contribution Accounts prior to attainment of age 59 1/2, Termination of Service or such other circumstances as may be permitted under Code ss. 401(k).

            (g) Treatment of Forfeitures. A Pending Allocation Account that reflects Forfeitures (if any) from Employer Regular Matching Contribution Accounts may be applied to pay administrative expenses of the Plan if so specified in the Adoption Agreement, and may be applied to restore prior Forfeitures of reemployed Participants pursuant to Sec. 10.2(h). Any amounts remaining after such use will be applied in the manner specified in the Adoption Agreement. If such Pending Allocation Account is to be credited against a fixed contribution of a particular type (e.g., fixed Employer Safe-Harbor or Regular Matching Contributions, or fixed Employer Safe-Harbor or Regular Profit Sharing Contributions), such Account will be applied to reduce the fixed contribution of that type that would otherwise have been made and will be treated as part of such contribution for purposes of the Plan. If the amount available for credit against a fixed contribution of a particular type exceeds the amount of the fixed contribution of that type, the excess will be carried over and credited against future fixed contributions of that type due in subsequent Plan Years.

      5.3 Qualified Matching Contributions. If so specified in the Adoption Agreement, Employer Qualified Matching Contributions may be made to the Plan to be allocated among the eligible Participants specified in the Adoption Agreement in accordance with the method specified in the Adoption Agreement. However, Employer Qualified Matching Contributions will not be made with respect to refunded contributions described in Sec. 5.2(e) (and the provisions of Sec. 5.2(e) will apply to Employer Qualified Matching Contributions in the same manner as such provisions apply or would apply to Employer Regular Matching Contributions).

      The Lead Employer will designate at the time of contribution whether an Employer Qualified Matching Contribution is for the current Plan Year or prior Plan Year. However, an Employer Qualified Matching Contribution made for a Plan Year must be actually paid into the Funding Vehicle within twelve months following the close of the applicable Plan Year.

      A Participant will at all times have a fully vested and nonforfeitable interest in his/her Employer Qualified Matching Contribution Account.

--------------------------------------------------------------------------------
ARTICLE VI - EMPLOYER PROFIT SHARING CONTRIBUTIONS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ARTICLE VI APPLIES ONLY IF THE PLAN IS A PROFIT SHARING PLAN. SEC. 6.1 APPLIES ONLY IF THE PLAN IS DESIGNATED AS A SAFE-HARBOR PLAN IN THE ADOPTION AGREEMENT.

      6.1 Safe-Harbor Profit Sharing Contributions. If so specified in the Adoption Agreement, an Employer Safe-Harbor Profit Sharing Contribution will be made to the Plan on behalf of


(C) 2001                               16                Full-Flex Plan Document
each Active Participant in the Employer Safe-Harbor Profit Sharing Component during the Plan Year in such percentage (not less than 3%) of Plan Compensation for the Plan Year as is specified in the Adoption Agreement.

      A Participant will at all times have a fully vested and nonforfeitable interest in his/her Employer Safe-Harbor Profit Sharing Contribution Account.

      The Plan Administrator will provide the notice specified in Sec.
19.2(a)(3).

      6.2 Regular Profit Sharing Contributions. If so specified in the Adoption Agreement, Employer Regular Profit Sharing Contributions will be made as follows:

            (a) Variable or Uniform Points Contribution Formula. If a variable contribution formula is specified in the Adoption Agreement (to be determined on a discretionary basis or by reference to Net Profits), or if a uniform points contribution formula is specified in the Adoption Agreement, an Employer Regular Profit Sharing Contribution made for a Plan Year will be allocated among the Active Participants in the Employer Regular Profit Sharing Component at any time during the Plan Year who have satisfied the requirements specified in the Adoption Agreement. If it is specified in the Adoption Agreement that a given number of Hours of Service must be completed in order to receive an Employer Regular Profit Sharing Contribution for a Plan Year, then in the event of a short Plan Year, the Hours of Service requirement shall be applied to the twelve consecutive months immediately preceding the last day of the short Plan Year.

            The Employer Regular Profit Sharing Contribution will be allocated in the following manner:

                  (1) Nonintegrated Allocation Formula. If a non-integrated
            allocation formula is specified in the Adoption Agreement, the allocation will be made among the eligible Participants either as an equal dollar amount to all eligible Participants (subject to the limits under Code ss. 415 as implemented under the Plan) or in the proportion that the Plan Compensation for the Plan Year of each eligible Participant bears to the total Plan Compensation for the Plan Year of all eligible Participants, as specified in the Adoption Agreement.

                  (2) Integrated Allocation Formula. If an integrated allocation formula is specified in the Adoption Agreement, the allocation will be made among the eligible Participants using either the two-step, three step, or four-step allocation formula as specified in the Adoption Agreement as follows:

                        (A) Two-Step Allocation Formula:

                              (i) Step One: Allocations will first be made to
                        the eligible Participants in the proportion that the Plan Compensation for the Plan Year plus Plan Compensation for the Plan Year in excess of the Integration Level of each eligible Participant bears to the total of such amounts for all eligible Participants. However, allocations under this step one will cease when the total amount allocated to each eligible Participant equals the sum of (A) the maximum percentage (specified in the table below) multiplied by his/her Plan Compensation for the Plan Year, plus (B) the maximum percentage multiplied by his/her Plan Compensation for the Plan Year in excess of the Integration Level.

                              (ii) Step Two: Any amount remaining to be
                        allocated will then be allocated among all eligible Participants in the proportion that the Plan Compensation for the Plan Year of each eligible Participant bears to the total Plan Compensation for the Plan Year of all eligible Participants.

                        (B) Three-Step Allocation Formula:

                              (i) Step One: Allocations will first be made to
                        the eligible Participants in the proportion that the Plan Compensation for the Plan Year of each eligible Participant bears to the total Plan Compensation for the Plan Year of all eligible Participants. However, allocations under this step one will cease when the total amount allocated to each eligible Participant equals the maximum percentage (specified in the table below) multiplied by his/her Plan Compensation for the Plan Year.

                              (ii) Step Two: Allocations will then be made to
                        the eligible Participants in the proportion that the Plan Compensation for the Plan Year in excess of the Integration Level of each eligible Participant bears to the total of such amount for all eligible Participants. However, allocations under this step two will cease when the total amount allocated to each eligible Participant equals the maximum percentage (specified in the table below) multiplied by his/her Plan Compensation for the Plan Year in excess of the Integration Level.

                              (iii)Step Three: Any amount remaining to be
                        allocated will then be allocated to all eligible Participants in the proportion that the Plan Compensation for the Plan Year of each eligible Participant bears to the total Plan Compensation for the Plan Year of all eligible Participants.

                        (C) Four-Step Allocation Formula:

                              (i) Step One: Allocations will first be made to
                        the eligible Participants in the proportion that the Plan Compensation for the Plan Year of each eligible Participant bears to the total Plan Compensation for the Plan Year of all eligible Participants. However, the allocations under this step one will cease when the total amount allocated to each eligible Participant equals 3% multiplied by his/her Plan Compensation for the Plan Year.


(C) 2001                               17                Full-Flex Plan Document

                              (ii) Step Two: Allocations will then be made to
                        the eligible Participants in the proportion that the Plan Compensation for the Plan Year in excess of the Integration Level of each eligible Participant bears to the total of such amounts for all eligible Participants. However, the allocations under this step two will cease when the total amount allocated to each eligible Participant equals 3% multiplied by his/her Plan Compensation for the Plan Year in excess of the Integration Level.

                              (iii)Step Three: Allocations will then be made to
                        the eligible Participants in the proportion that the Plan Compensation for the Plan Year plus Plan Compensation for the Plan Year in excess of the Integration Level of each eligible Participant bears to the total of such amounts for all eligible Participants. However, allocations under this step three will cease when the total amount allocated to each eligible Participant equals the sum of (A) the maximum percentage (specified in the table below) minus 3% multiplied by his/her Plan Compensation for the Plan Year, plus (B) the maximum percentage minus 3% multiplied by his/her Plan Compensation for the Plan Year in excess of the Integration Level.

                              (iv) Step Four: Any amount remaining to be
                        allocated will then be allocated to all eligible Participants in the proportion that the Plan Compensation for the Plan Year of each eligible Participant bears to the total Plan Compensation for the Plan Year of all eligible Participants.

          ----------------------------------------------------------------------

                           The maximum percentage is:

                        If the                      The maximum
                Integration Level is:             percentage is:

             The Taxable Wage Base for the
              current year ("TWB")                     5.7%
             More than 80% of the TWB but
              less than 100% of the TWB                5.4%
             More than the greater of 20% of
              the TWB or $10,000 but not more
              than 80% of the TWB                      4.3%
             Less than or equal to the
             greater of $10,000 or 20% of
                       the TWB                         5.7%
          ----------------------------------------------------------------------

                  (3) Uniform Points Contribution Formula. If a uniform points contribution formula is specified in the Adoption Agreement, the allocation will be among the eligible Participants in the proportion that the points of each eligible Participant bears to the total points of all eligible Participants. The amount of the Employer Regular Profit Sharing Contribution will be a discretionary amount determined by the Lead Employer (not contingent on Net Profits).

            If the Employer Regular Profit Sharing Contribution is determined on a discretionary basis, the Lead Employer will determine whether a contribution is to be made for each Plan Year. If it is determined that such a contribution is to be made, the Lead Employer will also determine the amount of the contribution (or the formula by which the amount of the contribution will be calculated). It is intended that recurring contributions will be made over the Plan Years; but, regardless of the elections made in the Adoption Agreement, the Lead Employer may in its sole discretion determine that an Employer Regular Profit Sharing Contribution will not be made for a particular Plan Year.

            (b) Fixed Contribution Formula. If a fixed contribution formula is specified in the Adoption Agreement, an Employer Regular Profit Sharing Contribution will be made for each Plan Year on behalf of each Active Participant in the Employer Regular Profit Sharing Component at any time during the Plan Year who satisfies the requirements specified in the Adoption Agreement. If it is specified in the Adoption Agreement that a given number of Hours of Service must be completed in order to receive an Employer Regular Profit Sharing Contribution for a Plan Year, then in the event of a short Plan Year, the Hours of Service requirement shall be applied to the twelve consecutive months immediately preceding the last day of the short Plan Year.

            The amount of the Employer Regular Profit Sharing Contributions will be determined according to the formula specified in the Adoption Agreement.

            If Employer Regular Profit Sharing Contributions are contingent on Net Profits, and Net Profits for a Plan Year are not sufficient to allow for the contributions called for under the formula specified in the Adoption Agreement, the contributions made on behalf of each eligible Participant for the Plan Year will be reduced as follows:

                  (1) Nonintegrated Fixed Contribution Formula. If a
            nonintegrated fixed formula is specified in the Adoption Agreement, the Employer Regular Profit Sharing Contribution made on behalf of each eligible Participant will equal the total Employer Regular Profit Sharing Contribution actually made to the Plan (if any) multiplied by a fraction, the numerator of which is the Employer Regular Profit Sharing Contribution that otherwise would have been made on behalf of the eligible Participant under the formula specified in the Adoption Agreement, and the denominator of which is the total Employer Regular Profit Sharing Contributions that would have been made on behalf of all eligible Participants under the formula specified in the Adoption Agreement.

                  (2) Integrated Fixed Contribution Formula. If an integrated fixed formula is specified in the Adoption Agreement, the total Employer Regular Profit Sharing Contribution actually made to the Plan will be allocated among the eligible Participants in accordance with the two-step allocation formula described in (a)(2)(A) (or in accordance with the four-step allocation formula described in
            (a)(2)(C) under the circumstances described in Sec. 17.1(b).


(C) 2001                               18                Full-Flex Plan Document

            If so specified in the Adoption Agreement, the Lead Employer may at its discretion make an additional Employer Regular Profit Sharing Contribution for a Plan Year, to be allocated in the manner and among the eligible Participants specified in the Adoption Agreement.

            If Employer Regular Profit Sharing Contributions under a fixed contribution formula are made prior to all events having occurred which entitle the Participants to such contribution, such contribution will be held in a Pending Allocation Account until all events have occurred that entitle the Participants to such contribution. The amount then allocated to each eligible Participant will equal the balance of the Pending Allocation Account multiplied by a fraction, the numerator of which is the Employer Regular Profit Sharing Contribution called for under the fixed contribution formula on behalf of such Participant, and the denominator of which is the total Employer Regular Profit Sharing Contributions called for under the fixed contribution formula on behalf of all eligible Participants. If the Pending Allocation Account has suffered a investment loss, additional Employer Regular Profit Sharing Contributions will be made as necessary to insure that no eligible Participant receives less than the amount called for under the fixed contribution formula.

            (c) Status as Employer Qualified Nonelective Contributions. If so specified in the Adoption Agreement, Employer Regular Profit Sharing Contributions may be treated as Employer Qualified Profit Sharing Contributions for purposes of applying the Actual Deferral Percentage Test of Code ss. 401(k), or the Actual Contribution Percentage Test of Code ss. 401(m), for a Plan Year if Employer Regular Profit Sharing Contribution Accounts are fully vested and nonforfeitable at all times and distributions (including distributions for Hardship) are not available from such Contribution Accounts prior to attainment of age 59 1/2, Termination of Service or such other circumstances as may be permitted under Code ss. 401(k).

            (d) Treatment of Forfeitures. A Pending Allocation Account that reflects Forfeitures (if any) from Employer Regular Profit Sharing Contribution Accounts may be applied to pay administrative expenses of the Plan if so specified in the Adoption Agreement, and may be applied to restore prior Forfeitures of reemployed Participants pursuant to Sec. 10.2(h). Any amounts remaining after such use will be applied in the manner specified in the Adoption Agreement. If such Pending Allocation Account is to be credited against a fixed contribution of a particular type (e.g., fixed Employer Safe-Harbor or Regular Profit Sharing Contributions, or fixed Employer Safe-Harbor or Regular Matching Contributions), such Account will be applied to reduce the fixed contribution of that type that would otherwise have been made and will treated as part of such contribution for purposes of the Plan. If the amount available for credit against a fixed contribution of a particular type exceeds the amount of the fixed contribution of that type, the excess will be carried over and credited against future fixed contributions of that type due in subsequent Plan Years.

            (e) Special Rules for Integrated Formulas. An integrated allocation formula may not be specified in the Adoption Agreement if any Controlled Group Member maintains any other plan that uses permitted disparity under Code ss. 401(l) (or that imputes disparity pursuant to the regulations issued under Code ss. 401(a)(4)) and that benefits any of the same Participants. Further, if the Plan is a paired plan, only one of the paired plans may provide for permitted disparity under Code ss. 401(l).

            If an integrated allocation formula is specified in the Adoption Agreement, Plan Compensation will be determined without regard to any exclusions that would otherwise apply under Sec. 2.56(d) with respect to the Employer Regular Profit Sharing Component. Plan Compensation for the Plan Year will be determined by reference to the determination period in effect under Sec. 2.57(a) with respect to the Employer Regular Profit Sharing Component and, if so specified in the Adoption Agreement, will include only Plan Compensation for that portion of the determination period after the Entry Date for the Employer Regular Profit Sharing Component.

      6.3 Qualified Profit Sharing Contributions. If so specified in the Adoption Agreement, Employer Qualified Profit Sharing Contributions may be made to the Plan, to be allocated among the eligible Participants specified in the Adoption Agreement in accordance with the method specified in the Adoption Agreement.

      The Lead Employer will designate at the time of contribution whether an Employer Qualified Profit Sharing Contribution is for the current Plan Year or the prior Plan Year. However, an Employer Qualified Profit Sharing Contribution made for a Plan Year must be actually paid into the Funding Vehicle within twelve months following the close of the applicable Plan Year.

      A Participant will at all times have a fully vested and nonforfeitable interest in his/her Employer Qualified Profit Sharing Contribution Account.

      6.4 Prevailing Wage Contributions. If so specified in the Adoption Agreement, Employer Prevailing Wage Contributions will be made on behalf of each Active Participant in the Employer Prevailing Wage Component. The amount of such contributions will be determined in accordance with the schedule set forth in the Adoption Agreement.

      If so specified in the Adoption Agreement, the Employer Regular Profit Sharing Contribution made on behalf of an Active Participant for a Plan Year will be offset by the Employer Prevailing Wage Contributions made on behalf of such Participant for such Plan Year.

      A Participant will at all times have a fully vested and nonforfeitable interest in his/her Employer Prevailing Wage Contribution Account.

ARTICLE VII - EMPLOYER PENSION CONTRIBUTIONS

ARTICLE VII APPLIES ONLY IF THE PLAN IS A MONEY PURCHASE PENSION PLAN. SEC. 7.1 APPLIES ONLY IF THE LEAD EMPLOYER MAINTAINS A SAFE-HARBOR 401(K) PLAN THAT DESIGNATES THE PLAN TO RECEIVE SAFE-HARBOR CONTRIBUTIONS.

      7.1 Safe-Harbor Pension Contributions. If so specified in the Adoption Agreement, an Employer Safe-Harbor Pension Contribution will be made to the Plan on behalf of each Active Participant in the Employee Safe-Harbor Pension Component during the Plan Year in such percentage (not less than 3%) of Plan Compensation for the Plan Year as is specified in the Adoption Agreement.


(C) 2001                               19                Full-Flex Plan Document

      A Participant will at all times have a fully vested and nonforfeitable interest in his/her Employer Safe-Harbor Pension Contribution Account.

      The Plan Administrator will provide the notice specified in Sec.
19.2(a)(3).

      7.2 Regular Pension Contributions. If so specified in the Adoption Agreement, An Employer Regular Pension Contribution will be made for each Plan Year on behalf of each Active Participant in the Employer Regular Pension Component at any time during the Plan Year who satisfies the requirements specified in the Adoption Agreement. If it is specified in the Adoption Agreement that a given number of Hours of Service must be completed in order to receive an Employer Regular Pension Contribution for a Plan Year, then in the event of a short Plan Year, the Hours of Service requirement shall be applied to the twelve consecutive months immediately preceding the last day of the short Plan Year.

      The amount of the Employer Regular Pension Contribution will be determined according to the formula specified in the Adoption Agreement

      A Pending Allocation Account that reflects Forfeitures (if any) from Employer Regular Pension Contribution Accounts may be applied to pay administrative expenses of the Plan if so specified in the Adoption Agreement, and may be applied to restore prior Forfeitures of reemployed Participants pursuant to Sec. 10.2(h). Any amounts remaining after such use will be applied in the manner specified in the Adoption Agreement. If such Pending Allocation Account is to be credited against the Employer Regular Pension Contribution for a Plan Year, it will be applied to reduce the Employer Regular Pension Contribution that would otherwise have been made for the Plan Year and will be allocated as part of the such contribution for such Plan Year.

      If the Plan is a paired plan, only one of the paired plans may provide for contributions using permitted disparity under Code ss. 401(l).

      7.3 Prevailing Wage Contributions. If so specified in the Adoption Agreement, Employer Prevailing Wage Contributions will be made on behalf of each Active Participant in the Employer Prevailing Wage Component. The amount of such contributions will be determined in accordance with the schedule set forth in the Adoption Agreement.

      If so specified in the Adoption Agreement, the Employer Regular Pension Contribution made on behalf of an Active Participant for a Plan Year will be offset by the Employer Prevailing Wage Contributions made on behalf of such Participant for such Plan Year.

      A Participant will at all times have a fully vested and nonforfeitable interest in his/her Employer Prevailing Wage Contribution Account.

ARTICLE VIII - ACCOUNTS AND INVESTMENTS

      8.1 Contribution Accounts. The Plan Administrator may direct that one or more of the following Contribution Accounts be established for each Participant to reflect each type of contribution made to the Plan by or for the Participant:

            (a) Employee Contribution Accounts:

                  (1) An Employee Pre-Tax Contribution Account to reflect
            amounts attributable to Employee Pre-Tax Contributions.

                  (2) An Employee After-Tax Contribution Account to reflect
            amounts attributable to Employee After-Tax Contributions.

                  (3) An Employee Deductible Contribution Account to reflect amounts attributable to Employee Deductible Contributions made before April 15, 1986.

                  (4) An Employee Rollover Contribution Account to reflect
            amounts attributable to Employee Rollover Contributions.

                  (5) An Employee Forfeiture Restoration Contribution Account to
            reflect amounts attributable to Employee Forfeiture Restoration Contributions that were made on an after-tax basis pursuant to Sec. 4.4.

            (b) Employer Contribution Accounts:

                  (1) An Employer Safe-Harbor Matching Contribution Account to
            reflect amounts attributable to Employer Safe-Harbor Matching Contributions.

                  (2) An Employer Regular Matching Contribution Account to
            reflect amounts attributable to Employer Regular Matching Contributions.

                  (3) An Employer Qualified Matching Contribution Account to
            reflect amounts attributable to Employer Qualified Matching Contributions (or, alternatively, such amounts may be credited to an Employee Pre-Tax Contribution Account).

                  (4) An Employer Safe-Harbor Profit Sharing Contribution
            Account to reflect amounts attributable to Employer Safe-Harbor Profit Sharing Contributions.

                  (5) An Employer Regular Profit Sharing Contribution Account to
            reflect amounts attributable to Employer Regular Profit Sharing Contributions.

                  (6) An Employer Qualified Profit Sharing Contribution Account
            to reflect amounts attributable to Employer Qualified Profit Sharing Contributions (or, alternatively, such amounts may be credited to an Employee Pre-Tax Contribution Account).

                  (7) An Employer Safe-Harbor Pension Contribution Account to
            reflect amounts attributable to Employer Safe-Harbor Pension Contributions.

                  (8) An Employer Regular Pension Contribution Account to
            reflect amounts attributable to Employer Regular Pension Contributions.

                  (9) An Employer Prevailing Wage Contribution Account to
            reflect amounts attributable to Employer Prevailing Wage Contributions.

            (c) Transfer Accounts. A Transfer Account to reflect amounts attributable to each type of contribution described in subsection (a) or
      (b) made under the transferor plan of the Controlled Group Member (with each Transfer Account to retain the character of the corresponding account under the transferor plan).


(C) 2001                               20                Full-Flex Plan Document

      8.2 Contribution Subaccounts. Subaccounts may be established with respect to any Contribution Account whenever the Plan Administrator considers the establishment of subaccounts to be necessary or convenient in the administration of the Plan including, but not limited to, the following:

            (a) Subaccounts to Reflect Non-Discrimination Testing Methods.

                  (1) Subaccounts may be established to reflect amounts
            attributable to that portion of an Employee Pre-Tax Contribution that is treated as a Contribution Percentage Amount and included in the Actual Contribution Percentage Test of Code ss. 401(m) and that portion that is not so treated.

                  (2) Subaccounts may be established to reflect amounts
            attributable to that portion of an Employer Qualified Matching Contribution (or Employer Regular Matching Contribution to the extent it satisfies the requirements to be an Employer Qualified Matching Contribution) that is treated as a Deferral Percentage Amount and included in the Actual Deferral Percentage Test of Code ss. 401(k) and that portion that is not so treated.

                  (3) Subaccounts may be established to reflect that portion of an Employer Safe-Harbor or Qualified Profit Sharing Contribution (or Employer Regular Profit Sharing Contribution to the extent it satisfies the requirements to be an Employer Qualified Profit Sharing Contribution) that is treated as a Deferral Percentage Amount and included in the Actual Deferral Percentage Test of Code ss. 401(k), that portion that is treated as a Contribution Percentage Amount and included in the Actual Contribution Percentage Test of Code ss. 401(m) and that portion that is not so treated.

            (b) Subaccounts to Reflect Pre-1987 Employee After-Tax Contributions. If Employee After-Tax Contributions were allowed both before and after January 1, 1987, separate subaccounts may be established to reflect amounts attributable to Employee After-Tax Contributions made before January 1, 1987, and Employee After-Tax Contributions made on or after January 1, 1987.

            (c) Subaccounts to Reflect Differences in Investments. If a portion of a Contribution Account is to be invested differently than the remaining portion of the Contribution Account, either at the direction of a Participant or Beneficiary, or other Named Fiduciary, separate subaccounts may be established to administer the investment of such portions of the Contribution Account.

            (d) Subaccounts to Reflect Differences in Withdrawal or Distribution Rights. If withdrawal rights or distribution rights differ with respect to contributions of a similar type made at different times, separate subaccounts may be established to administer such differences in rights.

            (e) Subaccounts to Reflect Differences in Vesting. If the vesting schedules or rules differ with respect to contributions of a similar type made at different times, separate subaccounts may be established to administer such vesting schedules or rules. Further, if a special vesting election has been made pursuant to Sec. 10.3 with respect to life insurance policies, separate subaccounts may be established to administer such vesting provisions.

            (f) Subaccounts to Reflect Transfers or Mergers. If account balances and assets are transferred to the Plan from another plan maintained by a Controlled Group Member or a Predecessor Employer, or if another plan maintained by Controlled Group Member or a Predecessor Employer is merged into the Plan, and the withdrawal or distribution options, vesting rules or other rights and features with respect to such balances are different than the rights and features that apply to a Contribution Account of a similar type under the Plan, separate subaccounts may be established under such Contribution Account to administer the separate rights and features.

      8.3 Pending Allocation Accounts (Forfeiture and Suspense Accounts). The Plan Administrator may direct that one or more of the following Pending Allocation Accounts be established for the Plan to reflect Plan Assets that are not allocable to Participant Contribution Accounts as of a Valuation Date, including, but not limited to, the following:

            (a) Pending Allocation Account for 415 Excess Amounts (415 Suspense Account). A Pending Allocation Account may be established to administer the provisions of Code ss. 415 as implemented under the Plan.

            (b) Forfeitures (Forfeiture Account). A Pending Allocation Account may be established to reflect the amount of any Forfeitures that have not been applied as of the Valuation Date to pay administrative expenses, to restore prior Forfeitures of reemployed Participants and/or allocated to Participant Contribution Accounts.

            (c) Pending Allocations of Contributions. A Pending Allocation Account may be established to reflect the amount of any contribution which is made prior to the time that the conditions have been satisfied that entitle the Participant to an allocation, or that is made prior to the time it is administratively practicable for any other reason to allocate it to Participant Contribution Accounts.

            (d) Pending Allocation Account to Reflect Gains on Returned Contributions. A Pending Allocation Account may be established to reflect any investment gains on any contribution that is returned to the Participating Employers pursuant to Sec. 20.4.

      One or more subaccounts of any type of a Pending Allocation Account may be established whenever the Plan Administrator considers the establishment of subaccounts to be necessary or convenient in the administration of the Plan.

      8.4 Investment of Accounts.

            (a) Investment of Contribution Accounts. The Lead Employer may direct that Participants and Beneficiaries be entitled to direct the investment of all or specific portions of their Contribution Accounts among one or more Mutual Funds, one or more Pooled Investment Funds, or as a Segregated Investment Portfolio. A Contribution Account (or portion thereof) with respect to which a Participant or Beneficiary is not entitled to direct the investment will be invested at the direction of the Lead Employer, or a Named Fiduciary designated by the Lead Employer if so permitted under the Funding Agreement and otherwise agreed to by the Funding Agent.

            All investment directions of a Participant or Beneficiary will be made in such manner and in accordance with


(C) 2001                               21                Full-Flex Plan Document
      such rules as are established for this purpose by the Lead Employer (including by means of voice response or other electronic media under circumstances so authorized by the Lead Employer) subject to, but not limited to, the following:

                  (1) No Participating Employer, no fiduciary or no service
            provider will have any obligation whatsoever to evaluate the suitability of an investment direction; the sole duty of a Participating Employer, fiduciary, or service provider is to follow all proper directions of the Participant which are made in accordance with the Plan and in accordance with the practices and procedures established for such investment direction, which are not contrary to ERISA.

                  (2) If a Participant or Beneficiary fails to provide
            directions as to the investment of any cash held for a Contribution Account over which the Participant has a right to direct investment, that cash will be invested as directed by the Lead Employer or a Named Fiduciary designated by the Lead Employer.

            (b) Investment of Pending Allocation Accounts. If so required or permitted under the Funding Agreement, the Lead Employer or a Named Fiduciary designated by the Lead Employer, will direct the investment of a Pending Allocation Account. Otherwise, the Funding Agent will direct the investment of a Pending Allocation Account pursuant to the terms of the applicable Funding Agreement.

            (c) Use of Investment Gain on Pending Allocation Account. The Plan Administrator may direct that any gains on a Pending Allocation Account be applied in any nondiscriminatory manner deemed appropriate by the Plan Administrator, including (but not limited to):

                  (1) Applied to pay administrative expenses of the Plan;

                  (2) Applied to reduce an Employer Contribution otherwise due under the Plan, or allocated in the same manner as an Employer Regular Profit Sharing Contribution, or Employer Regular Pension Contribution, under the Plan;

                  (3) Allocated among all Contribution Accounts in proportion to the respective values of each Contribution Account.

            In the absence of any direction by the Plan Administrator, the investment gains on a Pending Allocation Account will be applied in the same manner as, and as part of, the principal balance of the Account as otherwise specified in the Plan.

      8.5 Mutual Funds and Pooled Investment Funds. If so permitted under the Funding Agreement, the Lead Employer, or a Named Fiduciary designated by the Lead Employer, may direct that one or more Mutual Funds and/or one or more Pooled Investment Funds be made available as permissible investment options under the Plan for a Participant or Beneficiary.

      A "Mutual Fund" is a registered investment company under the Investment Company Act of 1940. The value of an Account (or portion thereof) invested in a Mutual Fund as of any Valuation Date is the value of a share or unit in such Mutual Fund determined using the methodology set forth in the prospectus for such Mutual Fund, and as of a date established by the Plan Administrator for purposes of the Plan, multiplied by the number of shares or units credited to the Account.

      A "Pooled Investment Fund" is a fund invested on a commingled basis solely for Accounts under the Plan (and other qualified plans as permitted under the Code and ERISA) and under which the Accounts so invested have a proportionate interest in each asset held in the Pooled Investment Fund, including any common trust fund or collective investment fund maintained by any Funding Agent, any custodian of Plan Assets, any Named Fiduciary, the Plan Administrator or any affiliate of any such Person. The method used to adjust the Accounts (or portions thereof) invested in a Pooled Investment Fund will reflect a pro rata sharing of the investment experience and expenses charged to the Pooled Investment Fund based on the balances of the Accounts (or portions thereof) invested in such Pooled Investment Funds, as directed by the Plan Administrator.

      8.6 Segregated Investment Portfolios. If so permitted under the Funding Agreement, the Lead Employer, or a Named Fiduciary designated by the Lead Employer, may direct that one or more types of Segregated Investment Portfolios be established for the Plan.

      A "Segregated Investment Portfolio" is an asset or an aggregation of assets held solely for one or more of the Contribution Accounts of a particular Participant or Beneficiary or solely for one or more Pending Allocation Accounts, and includes a brokerage account. A "Segregated Investment Portfolio" does not include Mutual Funds and Pooled Investment Funds, except to the extent that such funds are held in a brokerage account.

      Segregated Investment Portfolios are subject to all of the following:

            (a) Collectibles. No investments may be directed in any "collectible" as defined in Code ss. 408(m).

            (b) Custody of Plan Assets. A Trustee or Custodian will at all times retain custody of Plan Assets held in a Segregated Investment Portfolio subject to the following:

                  (1) If so permitted by the Funding Agent, a Segregated
            Investment Portfolio may be established as a brokerage account with a broker-dealer in the name of the Trustee or Custodian for the benefit of the Contribution Account of the Participant or Beneficiary or for the benefit of the Pending Allocation Account. The securities purchased through the brokerage account may be held in the street name of the broker-dealer. If such a brokerage account has been established with a broker-dealer for the investment of a Contribution Account (or a portion thereof), the Participant may be permitted to give investment directions directly to such broker-dealer; subject to such rules as may be established for administrative purposes by the Plan Administrator.

                  (2) The Plan Administrator may authorize the purchase of
            non-certificated shares of a registered investment company provided such shares are held in an account established at the transfer agent for such registered investment company in the name of the Trustee or Custodian for the benefit of the Contribution Account of the Participant or Beneficiary or for the benefit of the Pending Allocation Account. If such an account has been established with a transfer agent for the investment of a Contribution Account (or a portion


(C) 2001                               22                Full-Flex Plan Document
            thereof), the Participant may be permitted to give investment directions to the transfer agent to invest in various segments of the investment company or in shares of other investment companies for which the transfer agent also acts as transfer agent; subject to such rules as may be established for administrative purposes.

            (c) Gains and Losses. All gains and losses on the investments held in a Segregated Investment Portfolio will be credited directly to the Account(s) invested in that portfolio, and such Account(s) will be charged with all expenses attributable to such investments.

            (d) Valuation Date. The portion of each Account invested in a Segregated Investment Portfolio will be valued at fair market value as of each Valuation Date that has been established for the Segregated Investment Portfolio and at such other times as may be necessary for the proper administration of the Plan.

      8.7 Processing Transactions.

            (a) Processing Investment Transactions. The following will apply with respect to the processing of investment transactions involving Plan
      Assets:

                  (1) Administrative Practices. Any transaction that is to be processed at the direction of a Participant or Beneficiary, or at the direction of the Lead Employer, or a Named Fiduciary designated by the Lead Employer, will be processed as soon as administratively practicable after the direction is provided or the scheduled date of processing has arrived. However, the processing of any investment transaction may be delayed for any legitimate business reason (including, but not limited to, failure of systems or computer programs, failure of the means of the transmission of data, force majeure, the failure of a service provider to timely receive values or prices, to correct for its errors or omissions or the errors or omissions of any service provider). With respect to any investment transaction, the processing date of the transaction will be considered to be the Valuation Date for the Plan Assets and Accounts involved in the transaction and will be binding for all purposes of the Plan.

                  (2) Duty With Respect to Processing Transactions. The Plan
            Administrator, and all fiduciaries and/or service providers involved in processing any investment transaction with respect to the Plan will have a duty to use reasonable efforts to process the transaction on any scheduled processing date in accordance with practices or procedures established for the Plan by the Plan Administrator. The preceding duty will not override any specific duty undertaken by a fiduciary or service provider to the Plan in an agreement with the Lead Employer or with a Trustee, Custodian or issuer of an Annuity Funding Contract. Neither the Plan Administrator nor any fiduciary or service provider is a guarantor of timely processing with respect to the Plan or any Participant or Beneficiary.

            (b) Processing Withdrawals and Distributions. The Plan Administrator, on a uniform and nondiscriminatory basis, may defer the date as of which any withdrawal or the distribution would normally be made for up to 90 days and may further delay a distribution for any business reason specified in subsection (a).

      8.8 Valuation of Accounts. As of each Valuation Date established for a Plan Asset, the value of each Account (or portion thereof) invested in such Plan Asset will be adjusted to reflect investment gains or losses with respect to the Plan Asset, and the contributions and all other transactions involving such Plan Asset with respect to such Account (or portion thereof) since the preceding Valuation Date. With respect to a Pooled Investment Fund, the result of the valuation procedures will be such that the adjusted value of all Accounts (or portions thereof) invested in the Pooled Investment Fund on the Valuation Date will equal the fair market value of the assets held for the Pooled Investment Fund as of the Valuation Date.

      The following will apply with respect to valuations under the Plan:

            (a) Daily/Balance Forward Accounting. To the extent daily accounting is used under the Plan, the balance or value of any Account will equal the balance or value determined as of such date based upon the fair market value of each Plan Asset as of such date.

            To the extent balance forward accounting is used under the Plan, the balance or value of an Account attributable to any Plan Asset as of any date will be determined as follows:

                  (1) If the date is not a Valuation Date for such Plan Asset, the balance or value of the Account attributable to such Plan Asset will be determined based upon the fair market value of such Plan Asset as of the next preceding Valuation Date for such Plan Asset, reduced to reflect any distribution that has been made since the next preceding Valuation Date from such Account and drawn from such Plan Asset.

                  (2) If the date of determination is a Valuation Date for such
            Plan Asset, the balance or value of the Account attributable to such Plan Asset will be determined based upon the fair market value of such Plan Asset as of such Valuation Date, and will be adjusted as described below.

                  Positive Adjustments: The balance or value of the Account will be increased to reflect any of the following:

                        (A) Any contribution made since the next preceding
                  Valuation Date and invested in such Plan Asset. For purposes of allocating investment gain or loss, such contribution will be reflected in accordance with Sec. 8.9(a).

                        (B) Any investment transfer into such Plan Asset from
                  another Plan Asset (including any repayment of a participant loan).

                        (C) Any other transaction, as appropriate, with respect
                  to such Plan Asset and involving such Account.

                  Negative Adjustments: The balance or value of the Account will be decreased to reflect any of the following:


(C) 2001                               23                Full-Flex Plan Document

                        (A) Any distribution that has been made since the next
                  preceding Valuation Date from such Account and drawn from such Plan Asset

                        (B) Any investment transfer out of such Plan Asset and
                  into another Plan Asset (including any participant loan, or payment of a life-insurance premium), or any other investment transactions with respect to such Plan Asset and involving such Account.

                        (C) Any Forfeiture from such Account.

                        (D) Any expenses charged against such Account.

                        (E) Any other transaction, as appropriate, with respect
                  to such Plan Asset and involving such Account.

            (b) Plan Asset Valuation Dates. There will be at least one Valuation Date each Plan Year with respect to each Plan Asset.

            (c) Determining Fair Market Value. The fair market value of assets held in a Pooled Investment Fund or a Segregated Investment Portfolio will be determined by the Funding Agent in accordance with the Funding Agreement. If fair market value of an asset is not readily available to the Funding Agent, it will be deemed to be fair value as determined in good faith by the Plan Administrator or other Named Fiduciary assigned such function, or if such asset is held in Trust with a Discretionary Trustee and the Trust Agreement so provides, as determined in good faith by the Trustee. Notwithstanding anything else to the contrary in this subsection, the fair market value of a "receivable" will be determined in good faith by the Plan Administrator.

            (d) Expenses. An Account will be charged with the expenses that have been assigned to any Pooled Investment Fund or Segregated Investment Portfolio. An Account will also be charged with such portion of the general expenses of the Plan as is determined to be reasonable by the Plan Administrator.

            (e) Treatment of Recoveries. Notwithstanding anything herein to the contrary, if the Plan receives a recovery on an investment (including, but not limited to, a recovery from the Federal Deposit Insurance Corporation, a state insurance guaranty association or the Securities Industry Protection Corporation, or a recovery under federal or state securities laws) and the recovery is identifiable as attributable to one or more specific Participants or Beneficiaries, the amount recovered will be allocated only to the Contribution Account(s) of such Participants or Beneficiaries. If the recovery is not identifiable as attributable to a specific Participant or Beneficiary, the amount recovered will be applied as provided in (f).

            (f) Gain Generated but Not Attributable to Specific Accounts. Any investment gain or loss of the Plan that is not directly attributable to the investment of an Account (including, for example, any "float" earned on a disbursement account established for the Plan and not treated as part of the compensation of the Funding Agent or paying agent, any fees paid to the Plan, or any other type of payment received by the Plan or by the Lead Employer for the Plan) will, at the direction of the Plan Administrator, be applied to pay administrative expenses of the Plan, or will be allocated among the Accounts or Contribution Accounts in such manner as is directed by the Plan Administrator.

            (g) Selection of the Valuation Dates. The Plan Administrator will determine the Valuation Dates with respect to each Plan Asset, and may at any time change the Valuation Dates, subject to such limits as may be imposed under the Funding Agreement. If the Plan Administrator establishes periodic Valuation Dates (e.g., monthly, quarterly) for any Plan Asset, the Plan Administrator may nonetheless direct that a special Valuation Date be established at any time to determine the fair market value of such Plan Asset and update Accounts accordingly if the Plan Administrator deems it appropriate to equitably reflect any change in the fair market value of the Plan Asset among the Accounts (e.g., to accommodate contributions and/or distributions).

            8.9 Permissible Accounting Practices. The Plan Administrator may from time-to-time establish accounting practices for recording items to an Account including, but not limited to, the following:

            (a) Reflecting Contributions. The Plan Administrator may direct that contributions be reflected in a Contribution Account as follows:

                  (1) Cash Basis Method. The contributions may be reflected in the appropriate Contribution Account on or as soon as administratively practicable after the date the contribution is received by the Funding Agent and all information is available to determine the portion of the contribution that is attributable to each Contribution Account. If a contribution is received by the Funding Agent prior to the time that the conditions have been satisfied that entitle the Participant to an allocation, or if it is received prior to the time that it is administratively practicable for other reasons to allocate it to a Contribution Account, the contribution will be reflected in a Pending Allocation Account until it can be allocated to a Contribution Account.

                  (2) Accrual Basis Method. The contributions may be reflected in the appropriate Contribution Account on the date as of which the contribution is considered to be a "receivable" under general principles applied under the accrual method of accounting. In this case, the fair market value of the receivable will be determined by the Plan Administrator, and when making such determination the Plan Administrator may use either of the following valuation methods:

                        (A) The Plan Administrator may direct that the fair
                  market value of the receivable be reported as the amount of the contribution; that is, without discounting the contribution yet to be made to reflect the fact that the contribution is not yet payable.

                        (B) The Plan Administrator may direct that the fair
                  market value of the receivable be reported as the amount of the contribution discounted to reflect that the contribution yet to be made is not yet payable, using an interest rate determined by the Plan Administrator.

            (b) Reflecting Investment Gains and Losses. The Plan Administrator may direct that investment experience be


(C) 2001                               24                Full-Flex Plan Document
      reflected in an Account using daily or balance forward accounting or on any other basis that reasonably reflects the investment experience of the Account.

            To the extent gains or losses are being reflected on a daily or balance forward basis, the Plan Administrator may direct that amounts due the Plan with respect to any Plan Asset be reflected in Accounts as a "receivable" (e.g., dividends payable on Mutual Funds may be reflected as a receivable as of the record date for such dividends, even if not yet paid into the Funding Vehicle).

            To the extent gains or losses are being reflected on a balance forward basis, then the Plan Administrator may direct that contributions are to affect the allocation of gains or losses in one of the following ways:

                  (1) The contributions may be deemed to have been invested on the Valuation Date that immediately precedes the Valuation Date as of which the Accounts are being valued (even though some or all of the contributions had not been so invested on such prior Valuation
            Date).

                  (2) The contributions may be deemed to have been invested on the Valuation Date as of which the Accounts are being valued (even though some or all of the contributions may have been so invested prior to the Valuation Date).

                  (3) Half of the contributions may be deemed to have been
            invested on the date referred to in (1) and half may be deemed to have been invested on the date referred to in (2) (even though the contributions may not have been so invested on that basis).

                  (4) The contributions may share in gain or loss based on a weighting that, in turn, is based on the number of days such contributions have been held by the Pooled Investment Fund.

      8.10 Timing of Contributions. A contribution will be deemed to be "for" a Plan Year if it is designated as being for such Plan Year by the Lead Employer. For purposes of applying the nondiscrimination tests under Code ss.ss. 401(a)(4), 401(k) and 401(m), for purposes of determining the maximum allocations under Code ss. 415, for purposes of calculating the deductions under Code ss. 404, and for any other qualification provision of the Code, a contribution will be treated as having been made for the Plan Year designated by the Lead Employer provided that the contribution is paid to the Funding Agent by such deadline as may be prescribed for the applicable provision of the Code.

      For purposes of applying the provisions of the Code that are based upon when a contribution is allocated, if a contribution is designated as being for a Plan Year but it is actually received by the Funding Agent and credited to a Contribution Account after the end of such Plan Year, the contribution is deemed to be allocated "as of" the last day of that Plan Year.

      8.11 Participant Statements. The Plan Administrator may cause benefit statements to be issued from time to time informing Participants of the status of their Accounts, but it is not required to issue benefit statements (except at the request of a Participant or Beneficiary pursuant to ERISA) and the issuance of benefits statements (and any errors that may be reflected on benefit statements) will not in any way alter or affect the rights of Participants with respect to the Plan.

      A Participant or Beneficiary is obligated to review his/her benefit statement and inform the Plan Administrator of any error on such benefit statement.

--------------------------------------------------------------------------------
ARTICLE IX - INCIDENTAL INSURANCE BENEFITS
--------------------------------------------------------------------------------

      9.1 Life Insurance Policies. If life insurance is authorized by the Plan Administrator, a Participant can direct that his/her Contribution Accounts (except an Employee Deductible Contribution Account) be used to acquire one or more life insurance policies that will be held for the benefit of his/her Contribution Accounts subject to all of this Article IX, including the following:

            (a) Insured Lives. If the Plan is a profit sharing plan, a life insurance policy may provide death (and related disability) benefits on the life of the Participant and/or on the life of any other individual in whom the Participant has an insurable interest. If the Plan is a money purchase plan, a life insurance policy may provide benefits only on the life of the Participant.

            (b) Types of Insurance Policies. A life insurance policy may be evidenced by group policy certificates (whether or not the group policy is issued to the Trustee or Custodian) or individual policies and can be term life policies or cash value policies.

            (c) No Discrimination in Favor of Highly Compensated Employees. The Plan Administrator will not discriminate in favor of Highly Compensated Employees in authorizing and directing the acquisition of life insurance policies. The Plan Administrator will not be considered to have discriminated in favor of a Highly Compensated Employees by reason of any of the following facts:

                  (1) A Highly Compensated Employee has a higher value in
            his/her Contribution Accounts and, therefore, has the ability to direct a larger amount of funds for the acquisition of, or for the payment of premiums on life insurance policies.

                  (2) A Highly Compensated Employee is insurable and a
            Non-Highly Compensated Employee is not insurable.

                  (3) A Highly Compensated Employee is insurable at standard rates and a Non-Highly Compensated Employee is insurable at substandard rates.

            (d) Other Life Insurance Policies. Nothing in this Article will prevent a life insurance policy on the life of an individual from being acquired as an investment in a Pooled Investment Fund.

      9.2 Method of Acquisition. A life insurance policy may be acquired by original issue -- that is, by the insurance company issuing the policy directly to the Trust or Custodial Account. If so directed by the Plan Administrator, a life insurance policy also may be acquired by directing that the Trustee or Custodian purchase a policy from the Participant, provided that such purchases must comply with PTE-92-5, as amended.

      9.3 Application of the Incidental Benefit Limit to the Payment of Premiums. No premium paid to the insurance company after the Plan acquires the policy can, on a cumulative basis, exceed the "incidental benefit limit" subject to the following:


(C) 2001                               25                Full-Flex Plan Document

            (a) "Incidental Benefit Limit". The aggregate amount of premiums paid from the Participant's Contribution Accounts (except an Employee After-Tax Contribution Account) with respect to all ordinary life insurance policies plus two times the total aggregate amount of premiums paid therefrom on life insurance policies which are not ordinary life insurance policies (including any term or universal life insurance policies) may never equal or exceed one-half of the aggregate amount of the Contributions and Forfeitures theretofore allocated under the Plan to such Contribution Accounts. For purposes of this paragraph, ordinary life insurance policies are policies with both nondecreasing death benefits and nonincreasing premiums.

            If a Participant's Contribution Account is not sufficient under the foregoing limit to continue to pay such premiums from a particular Contribution Account from which the Participant has directed the payment of premiums, the Trustee or Custodian (at the direction of the Plan Administrator) will pay such premiums out of any of the Participant's other Contribution Accounts from which the Participant could have directed the payment of premiums, subject to the applicable requirements of this subsection (a). If the Plan Administrator does not provide the Trustee or Custodian with such direction, the Trustee or Custodian will cause such policy to be put on a paid-up basis if it has cash surrender value or cancelled if the policy does not have cash surrender value.

            (b) Application to a Profit Sharing Plan. If the Plan is a profit sharing plan, the incidental benefit limit will not apply with respect to contributions that have been allocated to a Participant's Contribution Account for at least two years.

            (c) Application to the Amount of Unearned Premiums Upon Purchase of an Existing Policy. The unearned premiums at the time a policy is acquired by purchase (if it is acquired by purchase) will be deemed to be a premium for purposes of applying the incidental benefit limit.

            (d) Application to Dividends Applied to Reduce Premiums. The amount of a dividend applied to reduce a premium will not be deemed to be a payment of a premium to which the incidental benefit limit is applied.

            (e) Application to Premiums Paid From an Employee After-Tax Contribution Account. Employee After-Tax Contribution Accounts can be used to acquire life insurance policies without regard to the incidental benefit limit.

            9.4 Special Vesting Rules. The following special vesting rules may apply:

            (a) Special Full Vesting. The Lead Employer may specify a special vesting rule in the Adoption Agreement which provides that, as an overriding provision, otherwise non-vested funds that are used to acquire life insurance policies are fully vested. Such special vesting applies to the life insurance policy while such policies are held, to the death benefit proceeds, and to funds attributable to cash value proceeds or attributable to refunded unearned premiums that are retained by the Trustee or Custodian after surrendering the policy.

            (b) Limiting Acquisition Costs to the Vested Portion of a Participant's Contribution Account. The Lead Employer may specify that the amounts used to acquire life insurance policies (including the payment of all premiums thereon) consist only of amounts that are fully vested.

            (c) Treatments of Certain Amounts as Withdrawals for Calculation of Vested Portion of a Contribution Account. If so specified in the Adoption Agreement, the following amounts will be treated as withdrawals for the purpose of applying Sec. 10.2(c).

                  (1) All premiums paid on term insurance less refunded unearned premiums, if any, that are returned to the Trustee or Custodian.

                  (2) In the case of cash value life insurance, either:

                        (A) The excess of the premiums paid over the cash
                  surrender value; or

                        (B) The PS-58 cost charged to the Participant as a
                  result of the holding of the life insurance policy.

      9.5 Designation of the Policy Beneficiary. The designation of the beneficiary under the policy can be handled in either of two ways at the discretion of the Plan Administrator:

            (a) The Trustee or Custodian can be the named beneficiary under the policy. In the case of death, the Trustee or Custodian is to distribute the policy proceeds as soon as administratively practical to the Participant or Beneficiary under the Plan, but the distribution to a Beneficiary is subject to the spousal consent rules of the Plan if the Participant has a Spouse.

            (b) The life insurance policy beneficiary does not have to be the Trustee or Custodian but can be an individual or another entity. The naming of an individual or an other entity as the insurance policy beneficiary requires spousal consent pursuant to the spousal consent rules of the Plan if the Participant has a Spouse.

      9.6 Disposition of Life Insurance Policies. A life insurance policy acquired pursuant to this Article will be disposed of in accordance with the following as directed by the Plan Administrator:

            (a) With the First Distribution Following a Termination of Service. No policy will continue to be held or acquired after the first distribution from the Plan to the Participant following his/her Termination of Service.

            (b) After Any Termination of Service. The Plan Administrator may provide that such a policy will be disposed of immediately following Termination of Service.

            (c) After the Death of an Insured Joint Life. A joint life policy insuring the life of the Participant and another individual may not be maintained after the death of such other individual.

      9.7 In-Kind Distribution of Life Insurance Policies. A life insurance policy may be distributed in-kind to a Participant, even if no other in-kind distributions are permitted under the Plan, subject to the following:

            (a) If the Participant does not agree to be taxed for federal income tax purposes at the time of the distribution on the fair market value of the policy, the policy must be endorsed by the Participant to prevent him/her from electing an


(C) 2001                               26                Full-Flex Plan Document
      annuity option which requires the survival of the Participant or Beneficiary as a condition for receiving benefits unless such an annuity is permitted under Sec. 12.6.

            (b) If the Participant agrees to be taxed for federal income tax purposes at the time of the distribution on the fair market value of the policy, the policy does not have to be endorsed as provided in subsection
      (a). The Plan Administrator will cause an information return to be filed with the Internal Revenue Service reporting such amount as taxable for federal income tax purposes.

      9.8 Sale to Participant or Others. A life insurance policy may be sold to the Participant, a relative of the Participant, a Participating Employer, or another plan of a Participating Employer if so authorized by the Plan Administrator in a writing filed with the records of the Plan, provided the sale complies with PTE-92-6, and/or subsequent guidance issued by the Department of Labor.

      9.9 Other Provisions Applicable to the Acquisition, Retention and Disposition of Life Insurance Policies. The following will apply with respect to the insurance company:

            (a) The Insurance Company is Not Responsible for the Provisions of the Plan. An insurance company (solely by reason of having its policy held by the Trustee or Custodian) is not deemed to have assumed any obligations under the Plan. Without limiting the foregoing, the following will apply:

                  (1) The insurance company will not be a party to the Plan or any Funding Agreement.

                  (2) The insurance company will not be responsible for the
            validity of the Plan or any Funding Agreement.

                  (3) The insurance company will not be obligated to examine the terms of the Plan or the terms of any Funding Agreement.

                  (4) The insurance company will not be responsible for any
            actions taken by the Trustee or Custodian with respect to the policy it has issued to the Trustee or Custodian (or a policy that it recognized as being owned by the Trustee or Custodian) including, but not limited to, the power of the Trustee or Custodian to acquire or hold the life insurance policy.

                  (5) The insurance company will not be obligated to see to it that the Trustee properly applies any moneys paid to the Trustee or Custodian by the life insurance company or that the Trustee or Custodian has properly directed the insurance company to pay funds to any other party.

                  (6) If an individual or an entity other than the Trustee or
            Custodian is the beneficiary of the life insurance policy, the insurance company may pay death benefit proceeds to such individual or entity without regard to whether such payment violates any provisions of the Plan.

            (b) The Plan Administrator is to Direct the Trustee or Custodian with Respect to Life Insurance Policies. All determinations as to the form of such policy, the issuing insurance company, and the amount of coverage will be made by the Plan Administrator, and all directions by the Plan Administrator or Participant to the Trustee or Custodian to purchase or dispose of a policy or take any action with respect to the insurance policy will be complete with respect to the terms thereof. Without limiting the foregoing, the following will apply:

                  (1) The Plan Administrator may specify which insurance
            companies are acceptable issuers, which policy forms are acceptable policy forms and which insurance agents are acceptable agents to service a policy held in the Trust Fund or Custodial Account.

                  (2) The Trustee or Custodian will not take any action with respect to such matters until furnished appropriate written instructions by the Plan Administrator, it being intended that the Trustee or Custodian will have no discretion with respect thereto.

                  (3) The Plan Administrator will be responsible for directing the Trustee or Custodian to exercise all rights, options, and privileges available under such policies and for the ultimate disposition of such policies and policy proceeds in a manner consistent with the standard practices of the life insurance industry and state regulations governing the administration of life insurance policies.

                  (4) With the consent of the Trustee or Custodian, the Plan
            Administrator may authorize Participants to direct the Trustee or Custodian with respect to individual matters related to the acquisition, holding or disposition of a life insurance policy.

            (c) Ownership of the Policy. The application for a policy acquired by original issue will be in the name of a Trustee or Custodian and the legal ownership of the policy (whether acquired by original issue or by purchase) will be vested in the Trustee or Custodian for the benefit of the Participant's Contribution Accounts from which the premium for the policy has been paid and (vis-a-vis the insurance company) the Trustee or Custodian is the entity that exercises all ownership rights.

            (d) Application of Dividends. The Plan Administrator will direct the Trustee or Custodian with respect to all action to be taken with respect to policy dividends. Without limiting the foregoing, the Plan Administrator may direct the Trustee or Custodian to take any of the following actions with respect to dividends:

                  (1) Apply dividends to reduce future premiums.

                  (2) Apply dividends to purchase any additional insurance
            benefit available under the policy.

                  (3) Pay dividends to the Trustee or Custodian, in which case the Trustee or Custodian will hold the payment for the benefit of the Participant's Contribution Accounts as directed by the Plan Administrator.

            (e) Conflict Between Plan and Policy. In the event of any conflict between the terms of the Plan and the terms of any life insurance policy purchased hereunder, the Plan provisions shall control.


(C) 2001                               27                Full-Flex Plan Document

      9.10 Accounting for Insurance Policies.

            (a) Subaccounts may be Established. If required or convenient for the proper administration of the Plan, the Trustee or Custodian will establish a subaccount (within the meaning of Sec. 8.2) for each of the Participant's Contribution Accounts which have been the source for the acquisition of life insurance policies (including for the payment of premiums).

            (b) One or More Segregated Investment Portfolios will be Established. The insurance policies acquired for the benefit of a Participant's Contribution Accounts will be held in one or more Segregated Investment Portfolios. For the purpose of applying Sec. 8.8, the fair market value of an insurance policy will be determined by the Plan Administrator as of each Valuation Date established for such a Segregated Investment Portfolio as follows:

                  (1) In the case of a term life insurance policy, the fair
            market value of a policy will be the unearned premium determined as of the Valuation Date (or, if the Participant has died prior to the Valuation Date, the amount of any death benefit proceeds that are payable to the Trustee or Custodian by the insurance company but which have not yet been paid to the Trustee or Custodian as of the Valuation Date).

                  (2) In the case of a cash value life insurance policy, the fair market value will be the cash surrender value determined as of the Valuation Date (or, if the Participant has died prior to the Valuation Date, the amount of any death benefit proceeds, including the cash surrender value, that are payable to the Trustee or Custodian by the insurance company but which have not yet been paid to the Trustee or Custodian as of the Valuation Date).

--------------------------------------------------------------------------------
ARTICLE X - VESTING
--------------------------------------------------------------------------------

      10.1 Contribution Accounts That Are Fully Vested. A Participant will at all times have a fully vested and non-forfeitable interest in the balance of the following Contribution Accounts:

      Employee Contribution Accounts
      Employer Safe-Harbor Matching Contribution Account
      Employer Qualified Matching Contribution Account
      Employer Safe-Harbor Profit Sharing Contribution Account
      Employer Qualified Profit Sharing Contribution Account
      Employer Safe-Harbor Pension Contribution Account
      Employer Prevailing Wage Contribution Account Transfer Account

      10.2 Contribution Accounts Subject to Vesting Schedule.

            (a) Vesting at Retirement Age. A Participant will have a fully vested and non-forfeitable interest in the balance of the following Contribution Accounts upon reaching Normal Retirement Age while employed with a Controlled Group Member (while it is such):

            Employer Regular Matching Contribution Account
            Employer Regular Profit Sharing Contribution Account
            Employer Regular Pension Contribution Account

            (b) Vesting in Event of Death, Disability or Designated Age.

                  (1) Death. If so specified in the Adoption Agreement, a
            Participant will have a fully vested and non-forfeitable interest in his/her Employer Regular Matching and Regular Profit Sharing Contribution Accounts, or Employer Regular Pension Contribution Account, upon Termination of Service as a result of death.

                  (2) Disability. If so specified in the Adoption Agreement, a
            Participant will have a fully vested and non-forfeitable interest in his/her Employer Regular Matching and Regular Profit Sharing Contribution Accounts, or Employer Regular Pension Contribution Account, upon Termination of Service as a result of being Disabled

                  (3) Early Retirement or Other Designated Age Prior to Normal
            Retirement Age. If so specified in the Adoption Agreement, a Participant will have a fully vested and non-forfeitable interest in his/her Employer Regular Matching and Regular Profit Sharing Contribution Accounts, or Employer Regular Pension Contribution Account, upon reaching Early Retirement Age or other age specified in the Adoption Agreement while employed with a Controlled Group Member (while it is such).

            (c) Vesting Based on Service. As of any date prior to an event specified in subsection (a) or (b), the vested portion of an Employer Regular Matching or Regular Profit Sharing Contribution Account, or Employer Regular Pension Contribution Account, will equal the balance of the Contribution Account as of such date multiplied by the vested percentage. However, if a withdrawal or distribution is made to a Participant who is less than fully vested in a Contribution Account, as of any date after such withdrawal or distribution, the vested portion of the Contribution Account will be determined under one of the following formulas as specified in the Adoption Agreement:

         P(AB + D) - D
         P[AB + (R x D)] - (R x D)

      where "P" equals the current vested percentage; "AB" equals the current balance of the Contribution Account; "D" equals the amount of all withdrawals or distributions made prior to the date of determination; and "R" equals the ratio of AB to the balance of the Contribution Account immediately after the prior withdrawal or distribution. If a Participant has received a distribution of the full vested portion of a Contribution Account following Termination of Service, but Forfeiture of the non-vested portion is delayed to a date after distribution of the vested portion, the above formula will not apply and the Participant will be deemed to have no vested interest pending the Forfeiture of the non-vested portion of the Contribution Account.

            An assignment made to an alternate payee under a qualified domestic relations order (as defined in Code ss. 414(p)) will be treated as a withdrawal or distribution for purposes of applying the above formula with respect to the Contribution Accounts of the Participant.


(C) 2001                               28                Full-Flex Plan Document

            (d) The Balance in a Contribution Account. For the purpose of determining the vested portion of a Contribution Account, the balance of such Contribution Account will be the amount determined pursuant to
      Article VIII as of the date the determination is being made for purposes of the Plan.

            (e) Vested Percentage. The vested percentage will be determined as follows:

                  (1) As of any date prior to Termination of Service, the vested percentage will be determined in accordance with the vesting schedule specified in the Adoption Agreement with respect to the applicable Component applied by reference to completed years of Service (disregarding any fractional year) as of such date. If the hour count method is used to determine Service for vesting purposes, a year of Service will have been completed as of the last day of a vesting computation period.

                  (2) As of any date at or after Termination of Service, the vested percentage will be determined in accordance with the vesting schedule specified in the Adoption Agreement with respect to the applicable Component applied by reference to completed years of Service (disregarding any fractional year) as of Termination of Service, or completed and fractional years of Service as of Termination of Service, as specified in the Adoption Agreement.

            (f) Disregard of Certain Service for Vesting Purposes. For the purpose of determining the vested percentage, the Participant's Service will be adjusted as follows:

                  (1) If so specified in the Adoption Agreement, the following
            Service will be disregarded:

                        (A) Service prior to the date on which the Participant
                  attained age 18. However, if the Participant had no Hours of Service on or after the first day of the first Plan Year beginning after December 31, 1984, there will be disregarded any Service prior to the date on which the Participant attained the age specified for this purpose by the Plan in effect at that time.

                        (B) Service prior to the earliest date on which any
                  Controlled Group Member (while it is such) first maintained the Plan (or a predecessor plan). However, if an employer maintained the Plan (or a predecessor plan) prior to becoming a Controlled Group Member, Service with such employer prior to becoming a Controlled Group Member will not be disregarded pursuant to this provision.

                  (2) If the Plan was initially effective as of a date prior to the date the Plan first became subject to ERISA, Service before the date the Plan first became subject to ERISA will be disregarded if such Service would have been disregarded under the provisions of the Plan regarding breaks in service in effect from time to time prior to such date, whether or not those provisions were expressly designated as relating to "breaks in service," provided the Participant incurred a loss or forfeiture of prior vesting or benefit accruals or was denied eligibility to participate by reason of separation from service or failure to complete a required period of service within a specified period of time.

            (g) Forfeiture of Non-Vested Portion. The nonvested portion of a Contribution Account will become a Forfeiture on the earliest of the following dates:

                  (1) The date specified in the Adoption Agreement on or after the date the vested portion of the Contribution Account has been distributed to the Participant in full following Termination of Service (or immediately upon Termination of Service if the Participant is not vested in any portion of such Contribution Account). In no event, however, will any portion of a contribution be recognized as a Forfeiture prior to the date the contribution is paid into the Funding Vehicle.

                  (2) The date the Participant incurs a period of five or more consecutive one-year Breaks in Service.

                  (3) The date the Participant dies, if the Participant dies after Termination of Service or if death prior to Termination of Service does not result in full vesting in such Contribution Account.

            If so specified in the Adoption Agreement, if a Participant who is partially vested in a Contribution Account receives a distribution of less than the full vested portion of the Contribution Account following Termination of Service, a part of the non-vested portion of the Contribution Account will become a Forfeiture as of the date of the distribution. The amount of the Forfeiture will equal the non-vested portion of the Contribution Account multiplied by a fraction, the numerator of which is the amount of the distribution and the denominator of which is the vested balance of the Contribution Account immediately prior to the distribution. The vested portion of the Contribution Account as of any date after such Forfeiture will equal the balance of the Contribution Account as of such date multiplied by the vested percentage (without regard to the formulas specified in subsection (c) above). Alternatively, if so specified in the Adoption Agreement, the applicable formula specified in subsection (c) will apply to determine the vested portion of a Contribution Account following a distribution of less than the full vested portion of such Contribution Account.

            An assignment made to an alternate payee under a qualified domestic relations order (as defined in Code ss. 414(p)) will be treated as a distribution for purposes of the above paragraph.

            A Participant will lose all claim to the forfeited nonvested portion of a Contribution Account when the Forfeiture occurs. The amount of the Forfeiture will then be transferred to a Pending Allocation Account and will be applied as specified in the Adoption Agreement.

            (h) Reinstatement Upon Return to Service. If a Participant resumes employment with any Controlled Group Member after a Forfeiture but before he/she has a period of five or more consecutive one-year Breaks in
      Service:

                  (1) If the Participant was not vested in any portion of a
            Contribution Account when the Forfeiture occurred, an amount will be restored to the Contribution Account equal to the value of the Contribution Account as of the date of the Forfeiture. The restora-


(C) 2001                               29                Full-Flex Plan Document
            tion will occur at such time as may be deemed appropriate by the Lead Employer, but not later than the end of the Plan Year following the Plan Year in which the Participant returns to employment.

                  (2) If the Participant received a distribution of all or any portion of a Contribution Account, and if repayment of such a distribution is specified in the Adoption Agreement as being a required condition to the restoration of the nonvested portion of the Contribution Account, the Participant may repay to the Plan the full amount of the distribution previously made from the Contribution Account at any time prior to the earlier of the date he/she has a period of five or more consecutive one-year Breaks in Service or the fifth anniversary of the date on which he/she resumes employment. If such a repayment is required and made, an amount will be restored to the Contribution Account equal to the amount of the prior Forfeiture from such Contribution Account. The restoration will occur at such time as may be deemed appropriate by the Lead Employer, but not later than the end of the Plan Year following the Plan Year in which the repayment is made by the Participant.

                  If the repayment is made by the Participant on a pre-tax basis from a "conduit" individual retirement account, such repayment will be credited to the Contribution Account to which the restoration will occur under the Plan. Otherwise, if the payment is made by the Participant on an after-tax basis, such repayment will be credited to an Employee Forfeiture Restoration Account established for the Participant, and the Participant will be credited with a tax basis (or an additional tax basis) in the Plan equal to the Employee Forfeiture Restoration Contribution.

                  (3) If the Participant received a distribution of all or any portion of a Contribution Account and repayment of such distribution is not specified in the Adoption Agreement as being a condition to the restoration of the nonvested portion of the Contribution Account, an amount will be restored to the Contribution Account equal to the amount of the prior Forfeiture from the Contribution Account. The restoration will occur at such time as may be deemed appropriate by the Lead Employer, but not later than the end of the Plan Year following the Plan Year in which the Participant resumes employment.

                  (4) At the direction of the Lead Employer, amounts to be
            restored pursuant to the above may be obtained from amounts, if any, credited to any Pending Allocation Account that reflects Forfeitures. If such Pending Allocation Account is not sufficient or if the Lead Employer does not direct its use for this purpose, the restoration amount (or the remaining portion thereof) will be obtained as follows:

                        (A) If the Plan is a profit sharing plan, the amount may
                  be obtained from any Employer Regular Profit Sharing Contributions made under a variable formula for the Plan Year before any allocations are made under such formula to Participants. If the Plan does not then provide for such contributions or if such contributions would otherwise not be sufficient, an additional contribution will be made equal to the amount remaining to be restored without regard to the limitations of Code ss. 415.

                        (B) If the Plan is a money purchase pension plan, an
                  additional contribution will be made equal to the amount to be restored without regard to the limitations of Code ss. 415.

            (i) Disregard of Certain Post-Break Service for Pre-Break Vesting. If the Participant has a period of five or more consecutive one-year Breaks in Service (or had a Break in Service of one year or more prior to the first day of the first Plan Year beginning in 1985), for purposes of determining the vested portion of an Employer Regular Matching or Regular Profit Sharing Contribution Account, or Employer Regular Pension Contribution Account, which accrued before such break, Service after the Breaks in Service will not be taken into account.

            (j) Segregated Account Upon Return to Employment.

                  (1) If an Employee who is less than fully vested in a
            Contribution Account resumes employment with any Controlled Group Member before distribution of the vested portion of such Contribution Account but after the Forfeiture of the non-vested portion of such Contribution Account, and if at the time of the return such Contribution Account would otherwise be subject to a vesting schedule, such Contribution Account will be retained as a separate Contribution Account which will be fully vested and to which no additional contributions may be allocated.

                  (2) If a Participant has an amount restored to a Contribution
            Account under subsection (h)(3), or if a Participant received a distribution of the full vested portion of a Contribution Account and resumes employment with any Controlled Group Member before the Forfeiture of the non-vested portion of such Contribution Account and does not repay the distribution, such Contribution Account will be retained as a separate Contribution Account to which no additional contributions may be allocated, and the vested portion of such Contribution Account will be determined using the formula in effect under subsection (c).

            (k) Amendment to Vesting Schedule. If the Plan is amended in a way that directly or indirectly changes the vesting schedule or affects the computation of the vested percentage, or if the vesting schedule is automatically changed because the Plan ceases to be Top-Heavy, each Participant who has at least three years of Service as of the date of the amendment will be permitted to elect within the election period to have his/her vested percentage computed without regard to such amendment or change. Each such election will be made in such manner and in accordance with such rules as will be prescribed for this purpose by the Plan Administrator (including by means of voice response or other electronic media under circumstances permitted by the Plan Administrator).

            The date of the amendment for this purpose is the later of the effective date or adoption date of the amendment.


(C) 2001                               30                Full-Flex Plan Document

            The "election period" for this purpose will be a reasonable period determined by the Plan Administrator commencing not later than the date on which the amendment is adopted and ending no earlier than 60 days after the latest of the date on which the amendment is adopted, the date on which the amendment becomes effective, or the date on which the Participant is issued notice of the amendment. Notwithstanding the foregoing, an election opportunity need not be provided to any Participant whose vested percentage under the Plan, as amended, cannot at any time be less than the vested percentage determined without regard to the amendment.

            (l) Forfeiture in Event of Missing Participant or Beneficiary. If a Participant or Beneficiary cannot be found after reasonable effort, the Benefit (or remaining portion thereof) of such Participant or Beneficiary will be treated as a Forfeiture at such time as is deemed appropriate by the Plan Administrator. Otherwise, the Benefit will remain in the Plan until termination of the Plan, at which time it will be treated as a Forfeiture. In the event of any Forfeiture, if the individual is subsequently located, the Contribution Accounts will be restored pursuant to subsection (h)(4) either under the Plan (prior to its termination) or under another qualified defined contribution plan then maintained by a Controlled Group Member. If no plan is then being maintained by any Controlled Group Member, restoration will be made by means of a distribution from business assets of the Controlled Group Members or other method deemed appropriate by the Plan Administrator.

            (m) Break in Service Rules for Vesting. The Break in Service rules for participation in Sec. 3.3 will apply in the same manner for vesting purposes.

      10.3 Special Vesting Provisions Related to Life Insurance Policies. Special vesting provisions may apply with respect to life insurance policies held within a Contribution Account as provided in Article IX.

--------------------------------------------------------------------------------
ARTICLE XI - WITHDRAWALS AND LOANS
--------------------------------------------------------------------------------

SEC 11.1 APPLIES ONLY IF THE PLAN IS A MONEY PURCHASE PENSION PLAN.

      11.1 Withdrawals Prior to Termination of Service - Money Purchase Pension Plan. A Participant may make a withdrawal from his/her Contribution Accounts prior to Termination of Service, as specified in the Adoption Agreement; provided that, a withdrawal will not be allowed from an Employer Safe-Harbor or Regular Pension Contribution Account prior to Normal Retirement Age, or such later age as may be specified in the Adoption Agreement. Notwithstanding any provision in the Adoption Agreement or this Basic Plan Document to the contrary, a Participant may make a withdrawal from his/her Contribution Accounts prior to Termination of Service upon the attainment of age 70 1/2.

      Any withdrawal will be subject to the annuity requirements of Sec. 12.6.

SEC 11.2 APPLIES ONLY IF THE PLAN IS A PROFIT SHARING PLAN.

      11.2 Withdrawals Prior to Termination of Service - Profit Sharing Plan. A Participant may make a withdrawal from his/her Contribution Accounts prior to Termination of Service as specified in the Adoption Agreement; provided that:

            (a) Withdrawals from Employer Regular Matching and Regular Profit Sharing Contribution Accounts. If withdrawals are allowed from an Employer Regular Matching or Regular Profit Sharing Contribution Account without regard to whether the Participant has attained a specified age or completed a specific number of years of service or participation, then a withdrawal from such Contribution Account will be limited so that immediately after such withdrawal the value of the Contribution Account is not less than the greater of:

                  (1) The value of such Contribution Account immediately prior to the withdrawal, minus the value of such Contribution Account 24 months prior to the date of the withdrawal.

                  (2) The aggregate amount of Employer Regular Matching or
            Regular Profit Sharing Contributions allocated to such Contribution Account during the 24 months prior to the date of the withdrawal.

            If so specified in the Adoption Agreement this limit will cease to apply after the Participant has been an Active Participant in the applicable Component for five years, and will not apply to any withdrawal for Hardship.

            (b) Hardship Withdrawals. If withdrawals are allowed from Contribution Account(s) on account of Hardship, the following rules will apply with respect to such a withdrawal:

                  (1) A withdrawal will not be allowed from any of the following
            Contribution Accounts prior to age 59 1/2: Employer Safe-Harbor or Qualified Matching Contribution Account; Employer Regular Matching Contribution Account (or the subaccount thereunder) that reflects Employer Regular Matching Contributions that were treated as Deferral Percentage Amounts and included in the Actual Deferral Percentage Test of Code ss. 401(k); Employer Safe-Harbor or Qualified Profit Sharing Contribution Account; Employer Regular Profit Sharing Contribution Account (or the subaccount thereon) that reflects Employer Regular Profit Sharing Contributions that were treated as Deferral Percentage Amounts and included in the Actual Deferral Percentage Test of Code ss. 401(k) or were treated as Contribution Percentage Amounts and included in the Actual Contribution Percentage Test of Code ss. 401(m).

                  (2) A withdrawal will not be allowed from an Employee Pre-Tax
            Contribution Account prior to age 59 1/2 in an amount greater than the balance of such Account as of the later of December 31, 1988, and the last day of the last Plan Year ending before July 1, 1989 (or such later date specified in Treas. Reg. ss. 1.401(k)-1(h)), plus the amount of Employee Pre-Tax Contributions added to such Contribution Account after such date and minus the amount of all prior withdrawals for Hardship after such date from such Contribution Account.

                  (3) A withdrawal must be on account of an immediate financial need, and must be necessary to satisfy such need, determined as follows:


(C) 2001                               31                Full-Flex Plan Document

                        (A) A withdrawal will be on account of an immediate
                  financial need if it is for one of reasons specified in the Adoption Agreement as being a Hardship.

                        The Plan Administrator will be responsible for
                  determining the existence of a Hardship. The Plan Administrator may rely on the representation as to the existence of a Hardship given by the Participant, or may require the Participant to prove a Hardship by such evidence as may be required by the Plan Administrator.

                        (B) A withdrawal will be deemed to be necessary to
                  satisfy an immediate financial need only if the following are satisfied:

                              (i) The amount of the withdrawal may not exceed
                        the amount of the immediate financial need (adjusted to reflect income taxes or penalties reasonably expected to result from the distribution, if so specified in the Adoption Agreement).

                              The Plan Administrator will be responsible for
                        determining the amount of the Hardship. The Plan Administrator may rely on the representation as to that amount given by the Participant, or may require the Participant to provide the amount by such evidence as may be required by the Administrator.

                              (ii) If the withdrawal is made prior to age 59 1/2
                        from an Employee Pre-Tax Contribution Account, the Participant must have obtained all withdrawals and distributions, other than withdrawals for Hardship, and all nontaxable loans currently available under the Plan and all other plans maintained by any Controlled Group Member.

                              (iii) If the withdrawal is made prior to age
                        59 1/2 from an Employee Pre-Tax Contribution Account, the Participant's Employee Pre-Tax and After-Tax Contributions under the Plan will be suspended starting as soon as administratively practicable after such withdrawal, and continuing for a period of twelve months from the start of the suspension. At the end of the suspension period, the Participant may make a new pay reduction agreement (if otherwise permitted under the Plan) to be effective as of such date as would otherwise apply under the Plan had he/she voluntarily elected to discontinue his/her Employee Pre-Tax Contribution or After-Tax Contributions (thus, the suspension period may extend beyond twelve months).

                              In addition, the Participant's Elective Deferrals
                        and voluntary contributions under all other qualified and nonqualified plans of deferred compensation maintained by any Controlled Group Member will be suspended starting as soon as administratively practicable after such withdrawal, and continuing for a period of at least twelve months after such withdrawal. If such plan does not provide for such suspension, the Administrator will be responsible for ensuring that an otherwise legally enforceable agreement provides for such suspension (e.g., an employment agreement, or separate agreement providing solely for such suspension).

                              (iv) If the withdrawal is made prior to age 59 1/2
                        from an Employee Pre-Tax Contribution Account, the Participant may not make Employee Pre-Tax Contributions under the Plan or Elective Deferrals under any other plan maintained by any Controlled Group Member for the Employee's taxable year immediately following the year of the withdrawal in excess of the applicable limit under Code ss. 402(g) for such next taxable year less the amount of the Employee's Elective Deferrals for the year of the withdrawal for Hardship.

            (c) Age and/or Service Withdrawals. If withdrawals are allowed from any Contribution Account based on age and/or Service as specified in the Adoption Agreement, such withdrawals may be made from such Contribution Account without showing Hardship and without regard to any limits otherwise imposed under subsection (b).

            (d) Withdrawals Limited to Vested Portion. The amount of any withdrawal from any Contribution Account may not exceed the vested portion of such Contribution Account, minus any portion of the Contribution Account attributable to any outstanding loan or life insurance.

            (e) Withdrawal Requests. Withdrawal requests must be made in such manner and in accordance with such rules as will be prescribed for this purpose by the Plan Administrator (including by means of voice response or other electronic media under circumstances authorized by the Plan Administrator).

            (f) Source of Funds for Withdrawals from Participant Directed Accounts. If a Participant is allowed to direct the investment of his/her Contribution Accounts, the Plan Administrator will establish ordering rules specifying how investments are to be liquidated to allow for a withdrawal from any Contribution Account (but in the absence of such rules, investments will be liquidated on a pro rata basis). The Plan Administrator instead may allow Participants to specify the ordering within parameters established by the Lead Employer.

            (g) Spousal Consent. If the Participant is subject to the annuity requirements of Sec. 12.6, those requirements will also apply to withdrawals under this section.

            (h) Notwithstanding any provision in the Adoption Agreement or this Basic Plan Document to the contrary, a Participant may make a withdrawal from his/her Contribution Accounts prior to Termination of Service upon the attainment of age 70 1/2.


(C) 2001                               32                Full-Flex Plan Document

      The Plan Administrator will direct the Funding Agent respecting the payment of withdrawals under this section. Payment will be made to the Participant as soon as administratively practicable following the receipt of a withdrawal request by the Participant.

      11.3 Participant Loan Program. The Lead Employer may establish a participant loan program pursuant to ERISA ss. 408(b)(1) which, if established, is incorporated herein by reference. All such loan programs will meet the following requirements:

            (a) Loans shall be made available to all Participants and Beneficiaries on a reasonably equivalent basis.

            (b) Loans shall not be made available to Highly Compensated Employees in an amount greater than the amount made available to other employees.

            (c) Loans must be adequately secured and bear a reasonable interest rate.

            (d) No Participant loan shall exceed the value of the Participant's Benefit.

            (e) If spousal consent to a loan is required by the terms of an Employer's Plan or an Employer's loan policy, then a Participant must obtain the consent of his or her Spouse, if any, to use of the Account balance as security for the loan. Spousal consent shall be obtained no earlier than the beginning of the 90-day period that ends on the date on which the loan is to be so secured. The consent must be in writing, must acknowledge the effect of the loan, and must be witnessed by a Plan representative or notary public. Such consent shall thereafter be binding with respect to the consenting Spouse or any subsequent Spouse if the Account balance is used for renegotiation, extension, renewal, or other revision of the loan.

            (f) In the event of default, foreclosure on the note and attachment of security will not occur until a distributable event occurs in the Plan.

            (g) For Plan Years beginning prior to January 1, 2002, no loans will be made to any shareholder-employee or owner-employee. For purposes of this requirement, a shareholder-employee means an employee or officer of an electing small business (Subchapter S) corporation who owns (or is considered as owning within the meaning of section 318(a)(1) of the Code), on any day during the taxable year of such corporation, more than 5% of the outstanding stock of the corporation.

            (h) Loan repayments may, at the request of a Participant, be suspended under this Plan as permitted under Code ss. 414(u)(4).

            If a valid Spousal consent has been obtained in accordance with (e), then, notwithstanding any other provisions of this Plan, the portion of the Participant's vested Account balance used as a security interest held by the Plan by reason of a loan outstanding to the Participant shall be the Account balance payable at the time of death or distribution, but only if the reduction is used as repayment of the loan. If less than 100% of the Participant's vested Account balance (determined without regard to the preceding sentence) is payable to the Surviving Spouse, then the Account balance shall be adjusted by first reducing the vested Account balance by the amount of the security used as repayment of the loan, and then determining the benefit payable to the Surviving Spouse.

      Regardless of whether a participant loan program exists under the Plan, the Lead Employer may, on a uniform and nondiscriminatory basis, accept a transfer of an outstanding loan made under the plan of a Predecessor Employer on behalf of an individual who becomes an Employee in connection with an asset or stock acquisition by a Controlled Group Member. The Lead Employer may accept a transfer of an outstanding loan even if Employee Rollover Contributions are not otherwise allowed under the Plan, even if the Plan does not otherwise accept a transfer of account balances from the plan of the Predecessor Employer, or even if the Employee is not entitled to a distribution from the plan of the Predecessor Employer. Such loan (and cash amounts resulting from repayment of such loan and investment of such cash amounts) will be credited to a Contribution Account(s) of the same type as the type to which the loan was credited under the plan of the Predecessor Employer, but the optional forms of payment that were available under the plan of the Predecessor Employer will not be available under the Plan.

--------------------------------------------------------------------------------
ARTICLE XII - DISTRIBUTIONS AFTER TERMINATION OF SERVICE
--------------------------------------------------------------------------------

      12.1 Distributions to Participants. A Benefit will be paid to the Participant following his/her Termination of Service (for any reason other than death) or as of his/her Required Beginning Date or as of such earlier date as may be specified in the Adoption Agreement, in accordance with the terms of this Article.

      12.2 Distributions to Beneficiaries. That portion of a Benefit that has been assigned to a Beneficiary will be paid to that Beneficiary after the death of the Participant in accordance with the terms of this Article.

      12.3 Time, Method and Medium of Payment. The Benefit will be paid to a Participant or Beneficiary as follows:

            (a) Time of Payment.

                  (1) Payment will be made (or commence) to a Participant at such time after the earliest payment date specified in the Adoption Agreement as the Participant may elect, but not later than the earliest of:

                        (A) The Participant's Required Beginning Date; or

                        (B) Unless the Participant elects to further defer
                  commencement, the 60th day after the later of:

                              (i) The close of the Plan Year in which the
                        Participant reaches the later of age 62 or Normal Retirement Age; or

                              (ii) The close of the Plan Year in which the
                        Participant's Termination of Service occurs.

                        However, if the amount of the payment to be made to a
                  Participant cannot be ascertained by the later of the dates specified in (i) or (ii), a payment retroactive to such date may be made no later than 60 days after the earliest date on which the amount of such payment can be ascertained. An election by a Participant to defer a


(C) 2001                               33                Full-Flex Plan Document
                  distribution must be made in such manner and in accordance with such rules as may be prescribed for this purpose by the Plan Administrator (including by means of voice response or other electronic media under circumstances authorized by the Plan Administrator); provided that, the failure by a Participant to elect a distribution when an election is required under the Plan will be deemed to be an election to defer the distribution.

                        (C) The latest payment date specified in the Adoption
                  Agreement.

                  (2) Payment will be made (or commence) to a Beneficiary at such time after the earliest payment date specified in the Adoption Agreement as the Beneficiary may elect, but not later than the latest date allowed under the minimum distribution rules of Code ss. 401(a)(9), as implemented under the Plan.

            (b) Methods of Payments. Payment will be made by one or a combination of the following methods specified in the Adoption Agreement, as the Participant or Beneficiary may elect:

                  (1) Payment in a single sum, including, if so specified in the
            Adoption Agreement, partial distributions made at the request of the Participant or Beneficiary.

                  (2) Payment in a series of annual or more frequent
            installments, with full distribution of the Benefit to be made within such time limit specified in the Adoption Agreement, or with each installment to be of a fixed amount elected by the Participant or Beneficiary.

                  (3) If the Plan is a profit sharing plan, purchase of a
            non-transferable, period-certain annuity contract (not contingent on the survival of any person).

                  (4) If the Plan is a money purchase pension plan, or if the
            Plan is a profit sharing plan and to the extent the Participant is subject to the annuity requirements of Sec. 12.6, purchase of any form of non-transferable annuity contract.

                  (5) Any other method permitted by the Adoption Agreement which complies with the requirements of this Article.

            Any payment method is subject to the minimum distribution rules of Code ss. 401(a)(9) as implemented under Sec. 12.7.

            (c) Medium of Payment. Payment will be made in cash except as specified in the Adoption Agreement.

      12.4 Cash-Out of Small Benefits. If so specified in the Adoption Agreement, if a Benefit does not exceed the cash-out amount, it will be paid in a single-sum to the Participant or Beneficiary on or as soon as administratively practicable following the earliest payment date specified in the Adoption Agreement. In the event of death of the Participant after the earliest payment date specified in the Adoption Agreement, the Benefit will be paid to his/her Beneficiary as soon as administratively practicable after the death of the Participant.

      If a Benefit exceeds the cash-out amount as of the payment date specified in the prior paragraph, but subsequently falls below the cash-out amount for any reason prior to the commencement of installment or annuity payments to the Participant or Beneficiary (for example, because of distributions or investment losses), the Plan Administrator may then direct that the Benefit be paid in a single-sum to the Participant or Beneficiary. However, prior to March 22, 1999, a payment will not be made under this provision if the Benefit exceeded the cash-out amount at the time of any prior withdrawal or distribution from the Plan. The Plan Administrator will be responsible for monitoring Benefits to determine whether and when payments are appropriate under this section.

      If a Benefit is zero, the Participant will be deemed to have received distribution of the Benefit in full as of his/her Termination of Service for purposes of applying the Forfeiture rules of Sec. 10.2(g).

      The "cash-out" amount for this purpose is:

                  (1) Prior to the first Plan Year beginning after August 5,
            1997, or such later date as may be specified in the Adoption Agreement, $3,500 or such lesser amount as may have been specified in the Plan prior to such date;

                  (2) Thereafter, $5,000 or such lesser amount as may be
            specified in the Adoption Agreement.

      12.5 Consent Requirements. If a Benefit exceeds the cash-out amount (as defined in Sec. 12.4), the Participant must consent to any distribution made prior to the date he/she attains the later of age 62 or Normal Retirement Age in accordance with the following:

            (a) Consent Within 90 Days. The consent must be obtained in writing (or in such manner, including voice response or other electronic media, as may be expressly authorized by the Internal Revenue Service and Plan Administrator) no more than 90 days prior to the Benefit Starting Date. Payment will be delayed to the extent necessary to satisfy the notice requirement under subsection (e), or any other notice requirement imposed under the Code.

            (b) Spousal Consent. If the Participant is subject to the annuity requirements of Sec. 12.6, his/her Spouse, if any, must also consent to any distribution made to the Participant other than a distribution to purchase a Qualified Joint and Survivor Annuity. In addition, if the Participant is subject to the annuity requirements of Sec. 12.6 and the portion of the Benefit payable to the Spouse following the death of the Participant is more than the cash-out amount, the Spouse must consent to any distribution made prior to the date the Participant would have attained the later of age 62 or Normal Retirement Age. Any required consent by a Spouse will be subject to the same notice and election period requirements that apply to the Participant.

            (c) No Consent for Required Distributions. Neither the consent of the Participant nor his/her Spouse is required to the extent that a distribution is required to satisfy Code ss. 401(a)(9) or 415, or reflects a refund of Excess Deferrals to comply with Code ss. 402(g) or a return of contributions under the Actual Deferral Percentage Test of Code ss. 401(k), or the Actual Contribution Percentage and/or Multiple Use Test of Code ss. 401(m).

            (d) No Consent on Termination of Plan. Upon termination of the Plan:


(C) 2001                               34                Full-Flex Plan Document

                  (1) If the Plan is a profit sharing plan and does not offer an annuity option purchased from a commercial provider, and if no other defined contribution plan (other than an employee stock ownership plan as defined in Code ss. 4975(e)(7)) is maintained by any Controlled Group Member, a Benefit may, without consent, be distributed to the Participant or Beneficiary;

                  (2) Otherwise, a Benefit may, without consent, be transferred to another defined contribution plan (other than an employee stock ownership plan as defined in Code ss. 4975(e)(7)) maintained by any Controlled Group Member if the Participant or Beneficiary does not elect an immediate distribution of such Benefit.

            (e) Notice Requirements. The Plan Administrator will provide the Participant with the notice required under Treas. Reg. ss. 1.411(a)-11(c) in writing (or by means of electronic media under circumstances authorized by the Internal Revenue Service) no less than 30 days and no more than 90 days prior to the Benefit Starting Date (or together with the notice described in Sec. 12.6(d)). However, the Benefit Starting Date may be less than 30 days after such notice is provided if the Plan Administrator provides the Participant with an explanation of the right of the Participant to have at least 30 days to consider whether or not to elect a distribution and the Participant, after receiving the notice, affirmatively elects a distribution. This election must be made in such manner and in accordance with such rules as may be prescribed by the Plan Administrator (including by means of voice response or other electronic media under circumstances authorized by the Plan Administrator).

            The notice required under Treas. Reg. 1.411(a)-11(c) may be provided more than 90 days prior to the Benefit Starting Date under circumstances expressly authorized in Treas. Reg. 1.411(a)-11(c), but only if the Plan Administrator then provides the Participant with a summary of such notice within the time period specified in the prior paragraph. Such summary must be provided in writing (or by means of electronic media under circumstances authorized by the Internal Revenue Service and Plan Administrator).

      12.6 Annuity Requirements.

            (a) Participants to Whom This Section Applies. The annuity requirements set forth in this section apply to the following
      Participants:

                  (1) If the Plan is a money purchase pension plan, the annuity requirements apply to all Participants.

                  (2) If the Plan is a profit sharing plan, the annuity
            requirements apply:

                        (A) If so specified in the Adoption Agreement, to all
                  Participants.

                        (B) To any Participant with respect to whom the Plan is
                  a direct or indirect transferee of a defined benefit plan, a money purchase pension plan (including a target benefit plan), or, except as otherwise permitted under Code ss. 411(d)(16) and the regulations thereunder, a profit sharing or stock bonus plan which is subject to the annuity requirements of Code ss. 417 (other than an elective transfer under Treas. Reg. ss. 1.411(d)-4 or a transfer made prior to January 1,
                  1985), but only to the extent of the balance of the Contribution Account or subaccount thereunder that reflects amounts attributable to the transfer from such other plan to the Plan. If the annuity requirements apply to any Participant because of this paragraph (B), the Plan Administrator may direct that the annuity requirements apply to all Contribution Accounts of such Participant and/or may direct that the annuity requirements apply to all Participants.

                        (C) To any Participant who is eligible and elects to
                  receive a distribution in the form of a life contingent annuity under the Plan.

                  If the Plan is a profit sharing plan, and the annuity
            requirements apply to a Participant because the Adoption Agreement specifies that the annuity requirements apply to all Participants as provided in subparagraph (A) or because the Plan is a direct or indirect transferee of a profit sharing plan which states that the Participant is subject to the survivor annuity requirement of Code ss. 417 as provided in subparagraph (B), the Plan may be amended so that the annuity requirements apply only under the circumstances provided in subparagraph (C).

            However, the annuity requirements apply to a Participant described above only if he/she has at least one Hour of Service on or after August 23, 1984, or he/she does not have at least one Hour of Service on or after August 23, 1984, his/her benefit payments have not commenced prior to such date and he/she elects to have this section apply.

            (b) Qualified Joint and Survivor Annuity. A Participant's Benefit will be applied to purchase the following form of annuity unless a different form of payment is elected pursuant to a Qualified Election made within the period beginning 90-days prior to the Benefit Starting Date and ending 30 days after the notice is given under Sec. 12.5(e) (or, if later, on the Benefit Starting Date):

                  (1) If the Participant has a Spouse, a Qualified Joint and
            Survivor Annuity.

                  (2) If the Participant does not have a Spouse, a Life Annuity for the Participant.

            The Participant may elect to have the payments under such an annuity start as of any date on or after the earliest payment date specified in the Adoption Agreement.

            (c) Qualified Preretirement Survivor Annuity. Either 50% or 100% of the Participant's Benefit, as specified in the Adoption Agreement, will be applied to purchase a Qualified Preretirement Survivor Annuity if the Participant dies before the Benefit Starting Date and he/she has a Spouse, unless a waiver and designation of Beneficiary is made pursuant to a Qualified Election made within the period specified below, or the Spouse makes a Qualified Election of some other form of payment following the death of the Participant.

                  (1) A Participant may make a Qualified Election to waive the
            Qualified Preretirement Survivor An-


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

            nuity and designate a Beneficiary at any time on or after the first day of the first Plan Year in which he/she attains age 35 and prior to his/her death. If the Participant's Termination of Service occurs prior to the first day of the Plan Year in which the Participant attains age 35, a waiver and designation of Beneficiary may be made by the Participant at any time after the Termination of Service.

                  (2) A Participant who will not attain age 35 as of the end of the current Plan Year may make a special Qualified Election to waive the Qualified Preretirement Survivor Annuity and designate a Beneficiary for the period beginning on the date of such election and ending on the first day of the Plan Year in which he/she attains age 35. Such election will not be valid unless the Participant receives an explanation of the Qualified Preretirement Survivor Annuity as provided in subsection (e). The Qualified Preretirement Survivor Annuity will be automatically reinstated as of the first day of the Plan Year in which the Participant attains age 35. Any new waiver on or after such date will be subject to the full requirements of this section.

                  (3) An election by a Surviving Spouse may be made at any time after the death of the Participant and prior to the Benefit Starting Date. The Surviving Spouse may elect to have an immediate commencement annuity purchased and distributed from the Plan.

            (d) Explanation of Qualified Joint and Survivor Annuity. In the case of a Qualified Joint and Survivor Annuity, or Life Annuity for the Participant, the Plan Administrator will provide the Participant with an explanation of:

                  (1) The terms and conditions of the Life Annuity or Qualified
            Joint and Survivor Annuity;

                  (2) The Participant's right to make, and the effect of, an election to waive the Life Annuity or Qualified Joint and Survivor Annuity;

                  (3) The rights of the Participant's Spouse; and

                  (4) The right to make, and the effect of, or revocation of a previous election to waive the Life Annuity or Qualified Joint and Survivor Annuity.

            The above notice will be provided in writing (or in such other manner, including voice response or other electronic media, as may be expressly authorized by the Internal Revenue Service) no less than 30 days and no more than 90 days prior to the Benefit Starting Date. However, effective as of the first day of the first Plan Year beginning on or after January 1, 1997, the notice may be provided less than 30 days prior to the Benefit Starting Date (and may be provided after the Benefit Starting
      Date) if the notice further provides the Participant with an explanation of the right of the Participant to have at least 30 days to consider whether to waive the Qualified Joint and Survivor Annuity and elect (with the consent of his/her Spouse) a form of payment other than a Qualified Joint and Survivor Annuity, and the right of the Participant to revoke any payment form election at any time prior to the expiration of the seven-day period that begins the day after the explanation of the Qualified Joint and Survivor Annuity is provided (or, if later, until the Benefit Starting
      Date).

            Benefit payments will be delayed to the extent necessary to satisfy the notice requirements, but not beyond the latest commencement date permitted under the Plan.

            (e) Explanation of Qualified Preretirement Survivor Annuity. In the case of the Qualified Preretirement Survivor Annuity, the Plan Administrator will provide the Participant with an explanation of the Qualified Preretirement Survivor Annuity in such terms and in such manner as would be comparable to the explanation of the Qualified Joint and Survivor Annuity. The notice will be provided in writing (or in such other manner, including voice response or other electronic media, as may be expressly authorized by the Internal Revenue Service) within the following applicable period:

                  (1) The applicable period is whichever of the following
            periods ends last:

                        (A) The period beginning with the first day of the Plan
                  Year in which the Participant attains age 32 and ending with the close of the Plan Year preceding the Plan Year in which the Participant attains age 35;

                        (B) A reasonable period ending after the Employee
                  becomes a Participant;

                        (C) A reasonable period ending after this section first
                  applies to the Participant.

                  Notwithstanding the foregoing, notice must be provided within a reasonable period ending after Termination of Service in the case of a Participant whose Termination of Service occurs before age 35.

                  (2) For purposes of applying paragraph (1), a reasonable
            period ending after the enumerated events described in subparagraph
            (B) and (C) is the end of the two-year period beginning one year prior to the date the applicable event occurs, and ending one year after that date. In the case of a Participant whose Termination of Service occurs before the Plan Year in which he/she reaches age 35, notice will be provided within the two-year period beginning one year prior to, and ending one year after, Termination of Service. If such a Participant thereafter returns to employment with any Controlled Group Member, the applicable period will be redetermined for such Participant.

            (f) Responsibility for Annuity Purchase. The Plan Administrator will be responsible for selecting the issuer of any annuity contract purchased under the Plan.

            (g) Definitions. The following definitions apply for purposes of this section (or where the context requires elsewhere in the Plan):

                  (1) "Benefit Starting Date" - means the first day of the first period for which a benefit is paid as an annuity or in any other form available under the Plan (in the case of a single-sum distribution, the date of such distribution).

                  (2) "Life Annuity" - means an annuity payable for the life of the Participant that terminates upon the Participant's death.

                  (3) "Qualified Election" - means an election that satisfies the following requirements:


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

                        (A) An election will not be effective unless:

                              (i) The Participant's Spouse consents to the
                        election in writing (or in such other manner as may be expressly authorized by the Internal Revenue Service);

                              (ii) The election designates a specific
                        Beneficiary (including any class of Beneficiaries or any contingent Beneficiaries) which may not be changed without consent of the Spouse (or the Spouse expressly permits designations by the Participant without any further consent of the Spouse);

                              (iii)The election designates a specific form of
                        benefit payment which may not be changed without consent of the Spouse (or the Spouse expressly permits designations by the Participant without any further consent of the Spouse);

                              (iv) The Spouse's consent acknowledges the effect
                        of the election; and

                              (v) The Spouse's consent is witnessed by a notary
                        public or a representative of the Plan.

                        However, if it is established to the satisfaction of the
                  Plan Administrator that there is no Spouse or that the Spouse cannot be located, a waiver by the Participant will be deemed a Qualified Election.

                        (B) Any consent by a Spouse (or establishment that the
                  consent of a Spouse may not be obtained) will be effective only with respect to such Spouse. A consent that permits designations by the Participant without any further consent must acknowledge that the Spouse has the right to limit consent to a specific Beneficiary, and a specific form of benefit where applicable, and that the Spouse voluntarily elects to relinquish either or both of such rights.

                        (C) A revocation of a prior election may be made by a
                  Participant without the consent of his/her Spouse at any time before the Benefit Starting Date (or such later date as is specified in subsection (d)). Any consent by a Spouse is irrevocable by the Spouse.

                        (D) No consent obtained under this paragraph will be
                  valid to waive the Qualified Joint and Survivor Annuity unless the Participant has received notice as provided in subsection
                  (d). No consent obtained under this paragraph will be valid to waive the Qualified Preretirement Survivor Annuity unless the Participant has received notice as provided in subsection (e).

                  (4) "Qualified Preretirement Survivor Annuity" - means an
            annuity for the life of the Surviving Spouse of the Participant. The amount of such annuity is the amount of benefit which can be purchased with either 50% or 100%, as specified in the Adoption Agreement, of the Participant's Benefit.

                  (5) "Qualified Joint and Survivor Annuity" - means an
            immediate annuity for the life of the Participant with a survivor annuity for the life of his/her Spouse which is the percentage (not less than 50% or more than 100%) specified in the Adoption Agreement of the amount of the annuity which is payable during the joint lives of the Participant and Spouse. The amount of such annuity is the amount of benefit which can be purchased with the Benefit.

            (h) Conflicts with Annuity Contracts. The terms of any annuity contract purchased and distributed by the Plan to a Participant or Spouse shall comply with the requirements of this Plan.

      12.7 Minimum Distributions.

            (a) Minimum Distribution Rules. Payments will be made under the Plan as necessary to satisfy Code ss. 401(a)(9), including the minimum distribution incidental death benefit requirement of Prop. Treas. Reg. ss. 1.401(a)(9)-2, as provided in this section.

            If the Required Beginning Date is amended under the Plan, and if so specified in the Adoption Agreement, a Participant who had reached his/her pre-amendment Required Beginning Date, may elect to discontinue minimum distributions until his/her post-amendment Required Beginning Date. Further, if so specified in the Adoption Agreement, there will be a new Benefit Starting Date upon recommencement of minimum distributions as of the post-amendment Required Beginning Date. A Participant who was an Active Participant prior to the effective date of the amendment of the Required Beginning Date, but who had not reached his/her pre-amendment Required Beginning Date, will remain eligible to elect minimum distributions calculated under Code ss. 401(a)(9) as of the pre-amendment Required Beginning Date unless either (i) withdrawals are otherwise allowed under the Plan which would permit the Participant to duplicate such a payment stream (in which case the Participant can make withdrawals as otherwise allowed under the Plan), or (ii) the Participant had not attained (or will not attain) age 70 1/2 in the calendar year in which the amendment is effective.

            (b) Minimum Distributions to Participant. A Participant's Benefit must be distributed in full, or minimum distributions must commence, by the Participant's Required Beginning Date unless the Participant's death occurs before that date.

                  (1) Minimum distributions during the life of the Participant will be paid no less rapidly than by reference to one of the following periods:

                        (A) A period not longer than the life expectancy of the
                  Participant; or

                        (B) A period not longer than the joint life and last
                  survivor expectancy of the Participant and the designated Beneficiary;

            but not to exceed any maximum period specified in the Adoption Agreement.


(C) 2001                               37                Full-Flex Plan Document

                  (2) Notwithstanding the foregoing, if the designated
            Beneficiary is not the Participant's Spouse, minimum distributions during the life of the Participant will be limited to the maximum period permitted under Prop. Treas. Reg. ss. 1.401(a)(9)-2, as amended.

            (c) Minimum Distributions to Beneficiary - Death After Required Beginning Date. If the Participant dies on or after his/her Required Beginning Date (or after he/she commences payments under an irrevocable annuity), any remaining benefit will be paid to the Beneficiary at least as rapidly as under the minimum distribution method being used prior to the death of the Participant.

            (d) Minimum Distributions to Beneficiary - Death Before Required Beginning Date. If the Participant dies before his/her Required Beginning Date (and before he/she commences payments under an irrevocable annuity), any benefit to which a Beneficiary is entitled will be distributed to the Beneficiary not later than December 31 of the calendar year containing the fifth anniversary of the death of the Participant, subject to the following:

                  (1) If so specified in the Adoption Agreement, payments to a designated Beneficiary may extend beyond December 31 of the calendar year containing the fifth anniversary of the death of the Participant if minimum distributions are paid over a period not exceeding the life expectancy of such designated Beneficiary or payments are made under an annuity contract over the life of such designated Beneficiary (subject to recalculation in the event of a Spouse as provided in subsection (g)), provided such payments begin not later than December 31 of the calendar year following the calendar year of the death of the Participant.

                  (2) If so specified in the Adoption Agreement, if the
            designated Beneficiary is the Surviving Spouse of the Participant, payments pursuant to paragraph (1) may begin at any time not later than the later of:

                        (A) December 31 of the calendar year following the
                  calendar year of the death of the Participant; or

                        (B) December 31 of the calendar year in which the
                  Participant would have reached age 70 1/2.

                  (3) If a Surviving Spouse who is entitled to benefits under this subsection (d) dies before the date distributions to the Surviving Spouse are required to begin under paragraph (1) or (2), as applicable, this subsection (other than paragraph (2)) will be applied as if the Surviving Spouse were the Participant, with the date of death of the Surviving Spouse being substituted for the date of death of the Participant and, if the Surviving Spouse is allowed to designate a successor Beneficiary under Sec. 13.4, with the designated Beneficiary of the Surviving Spouse being substituted for the designated Beneficiary of the Participant.

                  (4) If the Participant has not made an election pursuant to this subsection by the time of death, his/her designated Beneficiary must elect the method of distribution no later than the earlier of
            (i) December 31 of the calendar year in which distributions would be required to begin under this subsection, or (ii) December 31 of the calendar year which contains the fifth anniversary of the death of the Participant. If the Participant has no designated Beneficiary, or if the designated Beneficiary does not elect a minimum distribution method, distribution of the Benefit must be completed in full by December 31 of the calendar year containing the fifth anniversary of the death of the Participant.

                  (5) If more than one Beneficiary is entitled to benefits
            following the death of the Participant, the interest of each Beneficiary will be segregated into a separate Contribution Account or subaccount thereof for purposes of applying this section and for purposes of investments under Article VIII.

                  (6) If an annuity contract has been purchased and distributed to the Participant and if payments under that contract have irrevocably commenced prior to the Required Beginning Date, subsection (c), rather than this subsection (d), will apply to payments following the death of the Participant.

            (e) Calculation of Minimum Distribution. The amount of the minimum distribution for each calendar year, beginning with the first calendar year for which a minimum distribution is required, must be at least equal to the quotient obtained by dividing the Benefit measured as of the most recent Valuation Date preceding the calendar year (increased by the amount of any contributions allocated to, and decreased by the amount of any distributions made from, the Participant's Contribution Accounts as of a date in the preceding calendar year following such Valuation Date) by the number of years of life expectancy which remain, determined as provided in subsection (g).

                  (1) For purposes of this subsection, the first calendar year for which a minimum distribution is required will be determined as follows:

                        (A) In the case of minimum distributions to the
                  Participant, the first calendar year for which a minimum distribution is required is the year preceding the calendar year which contains the Participant's Required Beginning Date. The minimum distribution for subsequent calendar years, including the calendar year which contains the Participant's Required Beginning Date, must be made on or before December 31 of that calendar year.

                        For purposes of this subsection, if any portion of the
                  minimum distribution for the first calendar year for which a minimum distribution is required is made during the next calendar year and on or before the Required Beginning Date, that distribution will be treated as if it had been made in the previous calendar year.

                        (B) In the case of minimum distributions to a designated
                  Beneficiary pursuant to subsection (d), the first calendar year for which a minimum distribution is required is the calendar year containing the latest date by which minimum distributions must start under subsection (d).


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

                  (2) Any minimum distribution method under this section will be elected by the individual entitled to the minimum distributions and the election will specify the method for determining life expectancies under subsection (g). The election will be made in such manner and in accordance with such rules as will be prescribed for this purpose by the Plan Administrator (including by means of voice response or other electronic media under circumstances authorized by the Plan Administrator). The election will be irrevocable after the date minimum distributions are required to start under subsection
            (b) or (d), except that the individual entitled to minimum distributions may elect to receive a larger amount at any time.

                  (3) Notwithstanding the foregoing, if the designated
            Beneficiary is not the Participant's Spouse, the amount to be distributed to the Participant for each year, beginning with the first calendar year for which a distribution is required, will not be less than the quotient obtained by dividing the Benefit by the applicable divisor determined from the table set forth in Q&A-4 of Prop. Treas. Reg. ss. 1.401(a)(9)-2, as amended. Distributions after the death of the Participant will be made without regard to this paragraph (3).

            (f) Calculation of Annuity Distributions. If a benefit is applied to purchase an annuity contract, the issuer of the contract may be any company engaged in the business of writing annuity contracts, and the contract must satisfy the following requirements:

                  (1) If the Participant is not subject to the annuity
            requirements of Sec. 12.6, the annuity contract must provide for periodic payments over a fixed period no longer than the applicable life expectancy or joint life and last survivor expectancy allowed under subsection (b) or (d). The total annual payment may not be less than the amount determined under the formula in subsection (e). Life expectancies for this purpose will be determined pursuant to subsection (g) at the time payments begin. The annuity contract will be endorsed to prohibit any optional settlement which provides for payment in any form of a Life Annuity.

                  (2) If the Participant is subject to the annuity requirements of Sec. 12.6, the annuity must provide for periodic payments over the life of the Participant or Beneficiary, over the joint lives of the Participant and the designated Beneficiary or over a fixed period determined as provided in paragraph (1).

                  (3) All annuity contracts distributed hereunder must be
            nontransferable.

            Distributions under an annuity contract will be made in accordance with the requirements of Code ss. 401(a)(9) and the proposed regulations thereunder, and the provisions of any annuity contract will comply with the requirements of the Plan.

            (g) Life Expectancies. For purposes of this section, life expectancies initially will be determined based on the birth dates occurring in the first calendar year for which a minimum distribution is required, using the expected return multiples in Tables V and VI of Treas. Reg. ss.1.72-9, in accordance with regulations under Code ss. 401(a)(9). Such determinations will also be in accordance with the following:

                  (1) For life expectancies determined for purposes of minimum distributions to the Participant starting as of his/her Required Beginning Date, life expectancies will be calculated based on the Participant's (and the designated Beneficiary's) age as of the birthday in the calendar year preceding the calendar year which contains the Participant's Required Beginning Date. For purposes of calculating the minimum distribution for each subsequent calendar year, one of the following methods will apply based upon the election (or default election) under paragraph (3):

                        (A) If the life expectancy of the Participant (or the
                  joint life and last survivor expectancy of the Participant and the designated Beneficiary who is a Surviving Spouse) is being recalculated, then the life expectancy of the Participant (or the joint life and last survivor expectancy of the Participant and the Surviving Spouse) will be recalculated using the Participant's (and the Spouse's) actual age as of the Participant's (and the Spouse's) birthday in each subsequent calendar year.

                        (B) If the life expectancy of the Participant (or the
                  joint life and last survivor expectancy of the Participant and the designated Beneficiary) is not being recalculated, then the initial life expectancy (or joint life and last survivor expectancy) will be reduced by one for each subsequent calendar year.

                        (C) If a joint life and last survivor expectancy is
                  being determined by recalculating one but not both of the joint lives, then the joint life and last survivor expectancy will be recalculated using (i) the actual age of the individual whose life expectancy is being recalculated as of the individual's birthday in each subsequent calendar year and
                  (ii) the adjusted age of the individual whose life expectancy is not being recalculated. An individual's "adjusted age" for this purpose is determined in accordance with regulations under Code ss. 401(a)(9).

                  (2) For life expectancies determined for purposes of minimum distributions to a Beneficiary if the Participant dies prior to his/her Required Beginning Date, the designated Beneficiary's life expectancy will be calculated based on the Beneficiary's age as of the birthday in the calendar year in which minimum distributions are required to start to the Beneficiary. For purposes of calculating the minimum distribution for each subsequent calendar year, one of the following methods will apply:

                        (A) If the designated Beneficiary is the Participant's
                  Surviving Spouse, and the life expectancy is being recalculated, then the Surviving Spouse's life expectancy will be recalculated using the Surviving Spouse's actual age as of the Surviving Spouse's birthday in each subsequent calendar year.


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

                       (B) If the designated Beneficiary's life expectancy is
                not being recalculated, then the initial life expectancy will be reduced by one for each subsequent calendar year.

                  (3) The life expectancy of a Participant or the life
            expectancy of a designated Beneficiary who is the Participant's Spouse, or both of their life expectancies, may be recalculated each year as specified in the Adoption Agreement. If recalculation is permitted at the election of the Participant, such election must be made no later than the date distributions are required to start under subsection (b) or (d), and will be irrevocable after such date. If no election is made by the date distributions are required to start under subsection (b) or (d), life expectancies will be recalculated or not recalculated as specified in the Adoption Agreement. The life expectancy of a Beneficiary who is not the Participant's Spouse may not be recalculated.

                  (4) If the life expectancy of a Participant (or the
            Participant's Spouse) is being recalculated, the recalculated life expectancy of the Participant (or Spouse) will be reduced to zero in the calendar year following the calendar year in which Participant (or Spouse) dies.

                  (5) If an annuity contract has been purchased and distributed to the Participant and if payments under that contract start prior to the Required Beginning Date, life expectancies for purposes of applying this subsection will be initially calculated as of the calendar year such payments commence. If an annuity is purchased with the remaining interest following the Participant's death and is distributed to the designated Beneficiary, and that annuity is scheduled to start immediately, life expectancies for purposes of applying this subsection will be initially calculated as of the calendar year in which the purchase is made.

                  (6) If there is more than one designated Beneficiary, the life expectancy of the designated Beneficiary with the shortest life expectancy will be used for purposes of calculating minimum distributions under this section. If the designated Beneficiary is a trust, the life expectancy of the designated Beneficiary will be zero unless the trust complies with the requirements for look-through to the shortest life expectancy of the beneficiaries of the trust as provided in regulations or proposed regulations under Code ss. 401(a)(9).

            (h) Transition Rules. Notwithstanding the foregoing, but subject to the annuity requirements of Sec. 12.6, distributions may be made to any Participant or Beneficiary pursuant to any designation made prior to January 1, 1984 which satisfied all the requirements of this subsection (regardless of when distributions commence):

                  (1) The distribution must be one which would not have
            disqualified the Plan under Code ss. 401(a)(9) as in effect prior to amendment by the Deficit Reduction Act of 1984.

                  (2) The distribution must be in accordance with a method of distribution designated by the Participant whose interest is being distributed or, if the Participant is deceased, by his/her Beneficiary.

                  (3) Such designation must have been in writing, signed by the
            Participant or the Beneficiary, and made before January 1, 1984.

                  (4) The Participant must have accrued a benefit under the Plan as of December 31, 1983.

                  (5) The method of distribution designated by the Participant or the Beneficiary must specify the time at which distribution will commence, the period over which distributions will be made, and in the case of any distribution upon the Participant's death, the Beneficiaries listed in order of priority.

                  (6) A distribution upon death will not be covered by this
            subsection unless the designation contains the required information described above with respect to the distributions to be made upon the death of the Participant.

                  (7) For any distribution which commenced before January 1,
            1984, but continues after December 31, 1983, the Participant, or the Beneficiary, to whom such distribution is being made will be presumed to have designated the method of distribution under which the distribution is being made if the method of distribution was specified in writing and the distribution satisfies the requirement in paragraphs (1) and (5).

                  (8) If a designation is revoked, any subsequent distribution must satisfy the requirements of Code ss. 401(a)(9) and the proposed regulations thereunder. If a designation is revoked subsequent to the date distributions are required to begin, the Plan must distribute by the end of the calendar year following the calendar year in which the revocation occurs the total amount not yet distributed which would have been required to have been distributed to satisfy Code ss. 401(a)(9) and the proposed regulations thereunder, but for the TEFRA 242(b)(2) election. For calendar years beginning after 1988, such distributions must meet the minimum distribution incidental benefit requirements in Section 1.401(a)(9)-2 of the proposed Income Tax Regulations. Any changes in the designation will be considered to be a revocation of the designation. However, the mere substitution or addition of another Beneficiary (not named in the designation) under the designation will not be considered to be a revocation of the designation, so long as such substitution or addition does not alter the period over which distributions are to be made under the designation, directly or indirectly (for example, by altering the relevant measuring life). In the case in which an amount is transferred or rolled over from one plan to another plan, the rules in Q&A J-2 and Q&A J-3 of the aforesaid regulation will control.

            (i) The provisions in this Sec. 12.7 are subject to the consent requirements of Sec. 12.5, as and where applicable.

      12.8 Direct Rollovers.

            (a) Eligible Rollover Distributions. An Eligible Rollover Distributee may elect to have all or any portion of an Eligible Rollover Distribution of at least $500 (or such lesser amount as may be prescribed from time to time by the Plan Administrator) paid directly to one or more Eligible Re-


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

      tirement Plans. Such election must be made in such manner and in accordance with such rules as will be prescribed for this purpose by the Plan Administrator (including by means of voice response or other electronic media under circumstances authorized by the Plan
      Administrator).

            An Eligible Rollover Distributee may not elect a direct rollover of any deemed distribution resulting from an outstanding loan under the Plan to a Participant.

            (b) Tax Notice Requirements. The Plan Administrator will provide the Participant with the tax notice required under Code ss. 402(f) in such manner and in accordance with such timing rules as apply to the notice required under Sec. 12.5(e).

            The notice required under Code ss. 402(f) may be provided more than 90 days prior to the Benefit Starting Date under circumstances expressly authorized in Treas. Reg. ss. 1.402(f)-1, but only if the Plan Administrator then provides the Participant with a summary of such notice within the time period specified in Sec. 12.5(e). Such summary must be provided in writing (or by means of electronic media, or orally by means of a voice response system, under circumstances authorized by the Internal Revenue Service).

            (c) Defined Terms. The following definitions apply for purposes of this section (or where the context requires elsewhere in the Plan):

                  (1) "Eligible Rollover Distribution" - means any distribution of all or any portion of the balance to the credit of the Eligible Rollover Distributee except:

                        (A) Any distribution that is one of a series of
                  substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Eligible Rollover Distributee or the joint lives (or joint life expectancies) of the Eligible Rollover Distributee and his/her designated Beneficiary, or for a specified period of ten years or more;

                        (B) Any distribution to the extent such distribution is
                  a minimum distribution required under Code ss. 401(a)(9) that is paid on or after the January 1 of the calendar year prior to the calendar year in which falls the Required Beginning Date;

                        (C) The portion of any distribution that is not included
                  in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to Qualifying Employer Securities or Predecessor Employer Securities); or

                        (D) Any distribution received on or after January 1,
                  1999 (or such later date as the Plan Administrator chooses to implement this provision, but not later than January 1, 2000) from an Employee Pre-Tax Contribution Account for Hardship prior to Termination of Service and prior to age 59 1/2.

                  (2) "Eligible Rollover Distributee" - means:

                        (A) Any Employee or former Employee; or

                        (B) The Surviving Spouse of any Employee or former
                  Employee; or

                        (C) The Spouse or former Spouse of any Employee or
                  former Employee who is the alternate payee under a qualified domestic relations order (as defined in Code ss. 414(p)).

                  (3) "Eligible Retirement Plan" - means an individual
            retirement account described in Code ss. 408(a), an individual retirement annuity described in Code ss. 408(b), an annuity plan described in Code ss. 403(a), a qualified trust described in Code ss. 401(a), or any other plan or account allowed under future legislation or regulation that accepts the Eligible Rollover Distribution. However, in the case of an Eligible Rollover Distribution to a Surviving Spouse, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity.

      12.9 Distributions From More Than One Contribution Account. The Plan Administrator will establish ordering rules specifying how distributions are to be made from the various Contribution Accounts (and in the absence of such rules, distributions will be made on a pro rata basis from the various Contribution Accounts), and specifying how investments are to be liquidated to allow for a distribution (and in the absence of such rules, investments will be liquidated on a pro rata basis). The Plan Administrator may allow Participants or Beneficiaries to specify the ordering within parameters established by the Plan Administrator.

      12.10 Accounting Following Termination of Service. A Participant's Benefit (or the remaining part thereof) will continue to be revalued as of each Valuation Date until full distribution of the Benefit has been made to the Participant or Beneficiary. Payment of the premium on an annuity contract for a distributee will be considered a full distribution for this purpose.

      12.11 Reemployment. Payments under the Plan (other than payments under an irrevocable annuity) will cease upon reemployment of a Participant by any Controlled Group Member (except as provided by the minimum distribution rules of Code ss. 401(a)(9)) and the Account will thereafter be available for withdrawal or distribution in accordance with the terms of the Plan.

      12.12 Source of Benefits. All benefits to which any Person is entitled under the Plan will be provided only out of the Plan Assets and only to the extent that the Plan Assets are adequate therefore. No benefits are provided under the Plan except those expressly described herein.

      12.13 Minors and Incompetent Payees. If a Participant or Beneficiary is a minor, or if the Plan Administrator believes that a Participant or Beneficiary is not able to care for his/her affairs because of a mental or physical condition, payments due such individual may be made to his/her parent (in the case of a minor), guardian, conservator, or other legal personal representative upon the furnishing of evidence of such status that is satisfactory to the Plan Administrator. Before such evidence is furnished, payments due the individual may be made, for such individual's use and benefit, to any individual or institution then in the opinion of the Plan Administrator caring for or maintaining the individual. The Plan Administrator will have no liability with respect to payments so made and will have no duty to make inquiry as to the competence of any individual entitled to receive payments hereunder.

      12.14 Benefits May Not Be Assigned or Alienated. A Participant's or Beneficiary's interest in the Plan may not in any


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

manner whatsoever be assigned or alienated, whether voluntarily or involuntarily, directly or indirectly, subject to the following:

            (a) Domestic Relations Orders. This does not prohibit the Account of, or payments being made to, a Participant under the Plan from being assigned pursuant to a domestic relations order that is determined by the Plan Administrator to be a qualified domestic relations order (as defined in Code ss. 414(p)), or a domestic relations order entered before January 1, 1986. Such assignments will be subject to the provisions of Sec. 20.5.

            (b) Convictions and Judgments. This does not prohibit a payment made (or eligible to be made) to a Participant under the Plan from being offset by an amount that the Participant is ordered or required to pay to the Plan if the following conditions are satisfied:

                  (1) The order or requirement to repay must arise under a
            judgment of conviction for a crime involving the Plan, under a civil judgment (including a consent order or decree) entered by a court in an action brought in connection with a violation (or alleged violation) of Part 4 of Subtitle B of Title I of ERISA, or pursuant to a settlement agreement between the Secretary of Labor and the Participant in connection with a violation (or alleged violation) of
            Part 4 of such Subtitle;

                  (2) The judgment, order, decree or settlement agreement must be issued or entered into on or after August 5, 1997;

                  (3) The judgment, order, decree or settlement agreement must expressly provide for the offset of all or part of the amount ordered or required to be paid to the Plan against the payment made (or eligible to be made) to the Participant under the Plan; and

                  (4) In a case in which the payment made (or eligible to be made) to the Participant is subject to the annuity requirements of Sec. 12.6, and the Participant has a Spouse at the time at which the offset is to be made, the Spouse must either:

                        (A) Consent to the offset (with such consent obtained in
                  accordance with Sec. 12.6) or, have previously elected to waive the Qualified Joint and Survivor Annuity or Qualified Preretirement Survivor Annuity;

                        (B) Have been ordered or required in such judgment,
                  order, decree or settlement to pay an amount to the Plan in connection with a violation of Part 4 of Subtitle B of ERISA; or

                        (C) Have retained the right under such judgment, order,
                  decree or settlement to receive a survivor annuity form of benefit pursuant to Code ss. 401(a)(11).

            (c) Other Exceptions. This does not prohibit the Plan from recognizing any other assignment allowed under Code ss. 401(a)(13) and ERISA, including, but not limited to:

                  (1) The enforcement of a Federal (but not State) tax levy, or collection on a judgment resulting from an unpaid tax assessment;

                  (2) Any arrangement for withholding of Federal, State or local tax from benefit payments, including an arrangement described in Sec. 20.6;

                  (3) Any arrangement for the recovery of overpayments of
            benefits previously paid to a Participant or Beneficiary; or

                  (4) Any arrangement for direct deposit of benefit payments
            (including into a joint bank account for the Participant and his/her Spouse).

      12.15 Conditions Precedent to Receipt of a Benefit. A Participant or Beneficiary is not entitled to a Benefit under the Plan until he/she has submitted all relevant data reasonably requested by the Plan Administrator (including, but not limited to, proof of birth or death), and until his/her right to that Benefit has been finally determined by the Plan Administrator.

      12.16 Transfer to Other Qualified Plan. In lieu of distributing a Benefit under the Plan, the Plan Administrator may direct the Funding Agent to make a direct transfer of assets and liabilities from the Plan to some other plan which meets the requirements for qualification under Code ss. 401(a), subject to the following:

            (a) No Effect on Qualification. Any such transfer will be made only if the Plan Administrator has received evidence acceptable to it that such transfer will not adversely affect the qualified status of the Plan, including evidence that the recipient plan is a qualified plan, that it contains provisions specifically authorizing it to receive direct transfers from other plans, and that the recipient plan will satisfy the applicable requirements of the Plan and the Code with respect to the transferred funds following the transfer (including but not limited to the requirements of Code ss. 411(d)(6) and 417).

            (b) Notices. Any necessary notices will have been filed with the Internal Revenue Service at least 30 days prior to the date assets are transferred.

            (c) No Rights After Transfer. In the event a transfer of assets and liabilities occurs under this section, each affected Participant or Beneficiary will thereafter be entitled to no further Benefit from the Plan based on Service prior to the transfer.

            (d) Only Full Transfers Allowed. A Participant's entire Benefit must be transferred under this section; partial transfers will not be allowed.

      12.17 Special Distribution Provisions. If the Plan includes (or included in the past) an Employee Pre-Tax Contribution Component, a Participant's Benefit may be distributed upon the occurrence of any of the following events:

            (a) Termination Without Successor Plan. The termination of the Plan without the establishment of or maintenance of a successor defined contribution plan (as defined in Treasury Regulation ss. 1.401(k)-1(d)(3)) other than an employee stock ownership plan (as defined in Code ss. 4975(e)(7)), a simplified employee pension plan (as defined in Code ss. 408(k)), or a SIMPLE IRA Plan (as defined in Code ss. 408 (p)).

            (b) Sale of Assets of Trade or Business. The disposition by a Participating Employer that is a corporation to an unrelated corporation of substantially all of the assets (within


(C) 2001                               42                Full-Flex Plan Document
      the meaning of Code ss. 409(d)(2)) used in a trade or business of such Participating Employer if such Participating Employer continues to maintain the Plan after the disposition.

            This subsection (b) applies only with respect to an individual who continues employment with the corporation acquiring such assets.

            (c) Sale of Subsidiary. The disposition by a Participating Employer that is a corporation to an unrelated entity of such Participating Employer's interest in a subsidiary (within the meaning of Code ss. 409(d)(3)) if such Participating Employer continues to maintain the Plan after the disposition.

            This subsection (c) applies only with respect to an individual who continues employment with such subsidiary.

      Any distributions that may be made pursuant to one or more of the foregoing distributable events are subject to any applicable consent requirements for the Participant or Spouse under this Article. In addition, distributions made due to an event described in this section will be made in a lump sum.

--------------------------------------------------------------------------------
ARTICLE XIII - DESIGNATION OF BENEFICIARY
--------------------------------------------------------------------------------

      13.1 Beneficiary Designation. A Participant may designate any Person as his/her Beneficiary to receive any amount payable under the Plan as a result of his/her death. However, a Participant may designate a class (e.g., "children") as Beneficiary only if class designations are permitted by the Plan Administrator.

      A Participant may change or revoke a designation previously made without the consent of any Beneficiary named therein, except as limited by Sec. 13.2. A designation (or revocation of a prior designation) of Beneficiary will be made in such manner and in accordance with such rules as will be prescribed for this purpose by the Plan Administrator (including by means of voice response or other electronic media under circumstances authorized by the Plan Administrator and permitted under the Code and ERISA). If the Spouse of a Participant is designated as a Beneficiary and the Spouse and Participant divorce, the designation will be applied as if the Spouse had predeceased the Participant unless otherwise provided in the rules prescribed by the Plan Administrator, or unless otherwise required under a qualified domestic relations order, as defined in Code ss. 414(p).

      The Plan Administrator will be responsible for determining the identity of the Beneficiary.

      The Plan Administrator and all parties involved in making payment to a Beneficiary may rely on the latest designation on file at the time of payment (or may make payment pursuant to Sec. 13.3 if a designation is not on file), will be fully protected in doing so, and will have no liability whatsoever to any Person making claim for such payment under a subsequently filed designation or for any other reason.

      13.2 Special Requirements for Married Participants. A Participant who has a Spouse is subject to the following rules:

            (a) Participants Subject to Annuity Requirements. If the Participant is subject to the annuity requirements of Sec. 12.6, the waiver of a Qualified Joint and Survivor Annuity or Qualified Preretirement Survivor Annuity and the designation of a Beneficiary must be made in accordance with a Qualified Election under Sec. 12.6.

            (b) Other Participants. If the Participant is not subject to the annuity requirements of Sec. 12.6, his/her Surviving Spouse will be his/her sole Beneficiary unless the Spouse has consented in writing (or in such other manner as may be prescribed by the Plan Administrator and permitted under the Code and ERISA) to the designation of additional or different Beneficiaries in an election that satisfies the requirements to be a Qualified Election under Sec. 12.6 (but without regard to any notice requirements thereunder). However, consent is not required if it is established to the satisfaction of the Plan Administrator that such consent cannot be obtained because there is no Spouse, because the Spouse cannot be located, or because of such other circumstances as may be prescribed by federal regulations. In addition, if so specified in the Adoption Agreement, this consent requirement will not apply until the Participant and Spouse have been married for one year.

      This section applies only to a Participant who has at least one Hour of Service on or after August 23, 1984.

      13.3 No Designation. If a Participant has no Surviving Spouse and if the Participant has no designation of Beneficiary on file at the time of his/her death (or if no designated Beneficiary survives the Participant), the Participant's estate will be his/her Beneficiary except as otherwise specified in the Adoption Agreement.

      13.4 Successor Beneficiary. A Beneficiary may designate a successor Beneficiary only if so specified in the Adoption Agreement. If a Beneficiary is permitted to designate a successor Beneficiary, such designation may not be made prior to the death of the Participant, and if made after the death of the Participant, will not be effective to the extent that it would operate to change any designation made by a Participant (e.g., if a Participant had designated a contingent Beneficiary to take on the death of the primary Beneficiary, the primary Beneficiary cannot change that designation). If a Beneficiary is not permitted to or does not designate a successor Beneficiary, any benefit remaining payable under the Plan at the death of the Beneficiary will be payable to any contingent Beneficiary designated by the Participant, or otherwise to the estate of the deceased Beneficiary.

      Notwithstanding the elections in the Adoption Agreement, if a Participant dies prior to his/her Required Beginning Date (and prior to commencement of an irrevocable annuity), if his/her Surviving Spouse is the Beneficiary, such Surviving Spouse may designate a successor Beneficiary if so permitted by the Plan Administrator. If a Surviving Spouse is permitted to designate a successor Beneficiary, such designation will be made in accordance with the same rules (other than Sec. 13.2) applicable to a designation by the Participant.

      13.5 Insurance Contract. Notwithstanding the foregoing, if any benefits are payable under a contract issued by an insurance company to a Participant (which does not include an Annuity Funding Contract), that contract will govern the designation of Beneficiary with respect to such benefits, except to the extent the contract is inconsistent with the provisions of Sec. 12.6 or 13.2. In this situation, the Participant's Spouse must be the beneficiary under any such insurance contracts unless the spousal consent requirements of said sections are satisfied.

--------------------------------------------------------------------------------
ARTICLE XIV - ADMINISTRATION OF PLAN
--------------------------------------------------------------------------------

      14.1 Administration.


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

            (a) Plan Administrator. The Plan Administrator will be the Person specified as such in the Adoption Agreement. If the Plan Administrator is the Lead Employer, action by the Lead Employer with respect to the Plan may be taken by any of the following:

                  (1) If the Lead Employer is a corporation, by its board of directors or chief executive officer.

                  (2) If the Lead Employer is other than a corporation, by its governing body or managing individual or partner.

                  (3) Any Person to whom responsibilities for a particular
            function with respect to the Plan has been delegated by a Person described in (1) or (2) in a writing that is filed with the records of the Plan.

            If the Plan Administrator is a committee of individuals, or if the Plan Administrator is the Lead Employer and the Lead Employer delegates administrative authority to a committee of individuals, the Lead Employer will establish rules of procedure for the committee, including rules regarding how such committee is to act (e.g., by meeting or by written action), the vote required for action by the committee (e.g., a majority or a majority of a quorum), and other procedures for the operation of the committee as deemed appropriate by the Lead Employer. Any such committee may delegate authority among the members of the committee unless such delegation is expressly prohibited by the Lead Employer.

            (b) Authority and Duties of Plan Administrator. The Plan Administrator will manage the operation and administration of the Plan and make all decisions and determinations incident thereto, except to the extent that authority with respect to a particular item is expressly reserved to another Person in the Plan or Funding Agreement or is delegated to another Person by the Lead Employer. The duties of the Plan Administrator will include (but are not limited to) the following:

                  (1) To insure proper determination of eligibility to
            participate in each Component of the Plan;

                  (2) To insure proper implementation of pay reduction
            agreements under the payroll system of the Participating Employers (as necessary to provide for Employee Pre-Tax Contributions, Employee After-Tax Contributions, loan repayments or for any other purpose under the Plan);

                  (3) To insure proper allocation of contributions;

                  (4) To insure proper determination of the eligibility for, and the amount, manner and timing of any distribution of, benefits from the Plan;

                  (5) To insure proper documentation and disbursements of loans and proper repayment of loans made by Participants;

                  (6) To insure proper resolution of any claim for benefits;

                  (7) To insure proper distribution of all statements and
            notices required by law to Participants and Beneficiaries;

                  (8) To insure proper filing of all notices, reports and other documents required by law with the Internal Revenue Service, the Department of Labor or other governmental agencies; and

                  (9) To insure compliance with all disclosure requirements of
            ERISA.

            (c) Rules and Procedures. The Plan Administrator may establish rules and procedures for the proper administration of the Plan as are deemed appropriate by the Plan Administrator. The Plan Administrator will insure that any such rules and procedures comply with applicable law and terms of the Plan, and that such rules and procedures do not result in impermissible discrimination in favor of Highly Compensated Employees.

            (d) Recordkeepers and Other Non-Discretionary Service Providers. The Plan Administrator may retain a recordkeeper and other non-discretionary service providers as deemed appropriate by the Plan Administrator. The Plan Administrator will be responsible for providing the recordkeeper or other non-discretionary service provider with all data and other information necessary for the recordkeeper or service provider to perform the services for which it was retained under the Plan. A recordkeeper or other non-discretionary service provider may act on directions given by the Plan Administrator which the recordkeeper or service provider deems in good faith to have been authorized, and may rely on the data and other information supplied by the Plan Administrator.

      14.2 Fiduciary Provisions.

            (a) Named Fiduciaries. The Lead Employer will be responsible for selecting, allocating the fiduciary responsibilities among, and monitoring the performance of the Named Fiduciaries. Any Person may serve in more than one fiduciary capacity with respect to the Plan.

            (b) Authority and Duties of Fiduciaries. A Named Fiduciary will have such authority and responsibility as may be assigned under the Plan or Funding Agreement, or as may be delegated to the Named Fiduciary by the Lead Employer, and a Named Fiduciary will be recognized and treated as a fiduciary only with respect to the particular fiduciary functions as to which such fiduciary has authority and responsibility.

            A Named Fiduciary (or any other fiduciary) will discharge his/her/its duties with respect to the Plan solely in the interests of Participants and their Beneficiaries and with the care, skill, prudence, and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims. A fiduciary with respect to the Plan will not cause the Plan to engage in any prohibited transaction within the meaning of ERISA.

            (c) Advisers. A Named Fiduciary may retain one or more Persons to render advice with regard to any authority or responsibility such fiduciary has under the Plan.

      14.3 Compensation, Fees and Expenses.

            (a) Compensation. A Named Fiduciary (other than an Employee, Participant or a Controlled Group Member), and a recordkeeper or other non-discretionary service pro-


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

      vider to the Plan, will be entitled to receive such reasonable compensation for services rendered, and for the reimbursement of expenses properly and actually incurred in the performance of such services, as may be agreed to between the fiduciary, recordkeeper or other non-discretionary service provider and the Lead Employer. A fiduciary, and a recordkeeper or other non-discretionary service provider will be entitled to payment of such compensation and expense reimbursements out of Plan Assets if such amounts are not paid directly by the Lead Employer or other Controlled Group Member.

      (b) Payment of Compensation, Fees and Expenses Out of Plan Assets. Compensation and expense reimbursements payable to fiduciaries, and to recordkeepers and other non-discretionary service providers, and any other fees and expenses incurred in the operation or administration of the Plan, may be paid out of Plan Assets if not prohibited by ERISA. Such other fees and expenses include, but are not limited to, recordkeeping fees, trustee and custodial fees, check processing fees, fees and expenses for investment education or advice services, premiums on bonds required under ERISA, and also any direct costs incurred by any Participating Employer to the extent that payment of such amounts out of the Plan Assets is not prohibited by ERISA.

      The Plan Administrator will provide such information to Participants and Beneficiaries as the Plan Administrator deems appropriate with respect to fees and fee arrangements of any service provider or investment, and no Funding Agent or service provider will have any responsibility for providing such information to any Participant or Beneficiary.

      14.4 Records. The Plan Administrator will retain such records as are required by ERISA (or any other applicable law). Records will be retained as long as necessary for the proper administration of the Plan and at least for any period required by ERISA (or other applicable law). Writing, photostating, photographing, micro-filming, magnetic media, mechanical or electrical recording, are examples of acceptable means of record retention.

      The Plan Administrator will be responsible for providing directions to any Person performing any function in the operation or administration of the Plan or the investment or control of Plan Assets as to the records to be retained by the Person, the format of such records and the length of time such records are to be retained for purposes of the Plan.

      14.5 Communications to Payees. A Participant, Beneficiary or alternate payee under a qualified domestic relations order (as defined in Code ss. 414(p)) will be obligated to keep his/her address current with the Plan Administrator, and any communications sent by the Plan Administrator (or any recordkeeper or other service provider to the Plan) to a Participant, Beneficiary or alternate payee at his/her last known mailing address will be sufficient under the Plan and will be binding on the Person.

      14.6 Evidence. Evidence required of anyone under the Plan may be by certificate, affidavit, document, or other instrument which the Person acting in reliance thereon considers to be pertinent and reliable and to be signed, made, or presented by the proper party.

      14.7 Correction of Errors. The Plan Administrator will have the power to cause such equitable adjustments to be made as it considers appropriate to correct any mathematical and accounting errors that may be made or any mistakes that may arise by reason of factual errors in information supplied to the Participating Employers, Plan Administrator, Funding Agent, recordkeeper, or other non-discretionary service provider.

      The Plan Administrator will be responsible for determining whether any correction made under the Plan is appropriate under the Employee Plans Compliance Resolution System (EPCRS), or any successor procedures issued by the Internal Revenue Service, and all Persons performing any function in the operation or administration of the Plan or the investment or control of Plan Assets may rely on the determination of the Plan Administrator.

      14.8 Claims Procedure. The Plan Administrator will establish a claims procedure consistent with the requirements of ERISA.

      A Participant or Beneficiary will not be entitled to seek judicial review of any claim denial unless he/she has complied with such claim procedures and exhausted his/her review rights under such procedures.

      14.9 Bonding. Plan officials (as defined in ERISA ss. 412) will be bonded to the extent required by ERISA. Premiums for such bonding may, in the sole discretion of the Lead Employer, be paid in whole or in part from Plan Assets.

      The Lead Employer may provide by agreement with any Person that the premium for required bonding will be paid by such Person.

      14.10 Waiver of Notice. Any notice required under the Plan may be waived by the Person entitled to such notice.

      14.11 Agent for Legal Process. The Lead Employer will be the agent for service of legal process with respect to any matter concerning the Plan, unless and until the Lead Employer designates some other Person as such agent.

      14.12 Actions Against the Secretary of Labor. The Plan Administrator may bring suit to review a final order of the Secretary of Labor, to restrain the Secretary of Labor from taking any actions contrary to the provisions of ERISA, or to compel the Secretary to take any action required under Title I of said Act. If the Plan Administrator acting in good faith brings any such suit in connection with any matter affecting the Plan, the costs and expenses (including legal fees) of such suit may be paid from the Fund.

      14.13 Effect of Criminal Conviction. A Person who has been convicted of a crime will not be permitted to serve as Plan Administrator, fiduciary, officer, Trustee, Custodian, counsel, agent, or employee of, or as a consultant to, the Plan, if prohibited from so serving by ERISA.

      14.14 Funding Policy. The Lead Employer will adopt a procedure, and revise it from time to time as it deems appropriate, for establishing and carrying out a funding policy and method consistent with the objectives of the Plan and the requirements of ERISA. It will advise the Funding Agent, and the appropriate Named Fiduciaries and Investment Managers, of the funding policy in effect from time to time with respect to the Plan.

      14.15 Qualifying Employer Securities. The Plan Assets may include Qualifying Employer Securities if so specified in the Adoption Agreement and permitted by the Lead Employer. In such case, the following rules will apply:


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

            (a) Securities Law Compliance. The Lead Employer will be responsible for compliance with any applicable fed eral or state securities law with respect to all aspects of the Plan. By way of example, but not limitation, if Employee Contribution Accounts can be invested in Qualifying Employer Securities, the Lead Employer will be responsible for taking such steps as may be necessary to register the Plan.

            The Lead Employer will be responsible for all reporting and compliance requirements under Section 16 of the Securities Exchange Act of 1934.

            (b) Transactions with Disqualified Persons or Parties in Interest. If Qualifying Employer Securities are purchased or sold by the Plan from or to a "disqualified person" (as defined in Code ss. 4975(e)(2)) or a "party in interest" (as defined in ERISA ss. 3(14)), and if there is no generally recognized market for such property or securities, the purchase will be for not more than fair market value and the sale will be for not less than fair market value, as determined in good faith by the Person with power to control such purchase or sale by the Plan. No commissions may be charged with respect to such purchase or sale.

            (c) ERISA Limit. Qualifying Employer Securities may not be acquired by the Plan if such acquisition would cause the Plan to exceed the 10% limit under ERISA ss. 407. If the Plan is a profit sharing plan, this limit will not apply to any Component other than the Employee Pre-Tax Contribution Component, and will not apply to the Employee Pre-Tax Contribution Component under the circumstances described in ERISA ss. 407(h); generally if:

                  (1) The Employee Pre-Tax Contribution Account may be invested in Qualifying Employer Securities only at the direction of a Participant or Beneficiary (that is, such investments are not required under the terms of the investment policy established by the Lead Employer and are not made at the direction of anyone other than the Participant or Beneficiary);

                  (2) On the last day of the prior Plan Year, the fair market value of the assets of all individual account plans (as defined in ERISA ss. 407(d)) maintained by any Controlled Group Member does not exceed the 10% of the fair market value of the assets of all pension plans (other than multiemployer plans) maintained by any Controlled Group Member; or

                  (3) The portion of a Participant's Employee Pre-Tax
            Contributions that are required to be invested in Qualifying Employer Securities (or qualifying employer real property) for any Plan Year does not exceed 1% of the Participant's Plan Compensation for the Plan Year.

            (d) Voting. Voting rights with respect to Qualifying Employer Securities will be exercised in the manner specified in the Adoption Agreement. The Plan Administrator will be responsible for selecting an agent to effectuate any such vote, which agent may be the Trustee, Custodian, Investment Manager or other Person who agrees to perform this function ("Voting Agent").

            Before each meeting of shareholders, the Plan Administrator will cause to be sent to each Person with power to control such voting rights a copy of any notice and other information provided to shareholders and, if applicable, a form for instructing the Voting Agent how to vote at such meeting (or any adjournment thereof) the number of full and fractional shares subject to the voting control of such Person. The Voting Agent may establish a deadline in advance of the meeting by which such forms must be received in order to be effective.

            If Participants control such voting rights, the Voting Agent will hold their individual directions in confidence and, except as required by law, will not divulge or release such individual directions to anyone associated with any Control Group Member. The Plan Administrator may require verification of compliance by the Voting Agent with the directions received from Participants by any independent auditor selected by the Plan Administrator, provided that such auditor agrees to maintain the confidentiality of such individual directions. Further, if Participants control such voting rights, the Participants will be deemed to be Named Fiduciaries of the Plan.

            (e) Certain Investment Decisions With Respect to Qualifying Employer Securities. The decision whether to tender in response to a tender or exchange offer for Qualifying Employer Securities, or the decision to take cash or stock for Qualifying Employer Securities in response to a cash or stock offer made in connection with a significant corporate event (as defined below) will be made in the manner specified in the Adoption Agreement. The Plan Administrator will be responsible for selecting an agent to effectuate any such direction, which agent may be the Trustee, Custodian, Investment Manager or other Person who agrees to perform this function ("Tender Agent").

            In the case of a tender or exchange offer, as soon as practicable after the commencement of such offer, the Plan Administrator will cause each Person with power to control the response to such tender or exchange offer to be advised in writing the terms of the offer and, if applicable, to be provided with a form for instructing the Tender Agent or revoking such instruction, to tender or exchange shares of Qualifying Employer Securities, to the extent permitted under the terms of such offer. In advising such Persons of the terms of the offer, the Lead Employer may require the Plan Administrator to include statements from its board of directors setting forth the board's position with respect to the offer.

            If Participants control such decisions, the Tender Agent will hold their individual directions in confidence and, except as required by law, will not divulge or release such individual directions to anyone associated with any Control Group Member. The Plan Administrator may require verification of compliance by the Tender Agent with the directions received from Participants by any independent auditor selected by the Plan Administrator, provided that such auditor agrees to maintain the confidentiality of such individual directions. Further, if Participants control such decisions, the Participants will be deemed to be Named Fiduciaries of the Plan

            If the tender or exchange offer is limited so that all of the shares that the Participants have directed to be tendered or exchanged cannot be tendered or exchanged, the shares that each Participant has directed to be tendered or exchanged will be deemed to have been tendered or exchanged in the same ratio that the number of shares actually tendered


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

      or exchanged bears to the total number of shares that the Participants have directed to be tendered or exchanged.

            A "significant corporate event" for this purpose will mean any corporate merger or consolidation, recapitalization, reclassification, liquidation, dissolution, sale of substantially all assets of a trade or business, or such similar transaction as may be prescribed in regulations under Code ss. 409(e)(3).

      14.16 Predecessor Employer Securities. The Plan Assets may include Predecessor Employer Securities as a result of a transfer of account balances and assets from a plan maintained by a Predecessor Employer or as a result the merger of a plan previously maintained by a Predecessor Employer with and into the Plan. Voting rights with respect to Predecessor Employer Securities will be exercised by the Plan Administrator, or by the Trustee, Investment Manager or Named Fiduciary who has been assigned this function by the Lead Employer. The investment decisions specified in Sec. 14.15(e) with respect to Predecessor Employer Securities will be made in the manner specified in the Adoption Agreement.

      14.17 Indemnification. In addition to any other applicable provisions for indemnification, the Participating Employers will indemnify and hold harmless, to the extent permitted by law, each director, officer, and Employee of a Controlled Group Member against any and all liabilities, losses, costs, or expenses (including legal fees) of whatsoever kind and nature which may be imposed on, incurred by, or asserted against such individual at any time by reason of his/her services as a fiduciary in connection with the Plan, but only if such Person did not act dishonestly, or in bad faith, or in willful violation of the law or regulations under which such liability, loss, cost, or expense arises.

      14.18 Exercise of Discretionary Authority. The Plan Administrator, and any other Person who has authority with respect to the management or administration of the Plan or the investment or control of Plan Assets may exercise that authority in his/her/its full discretion, subject only to the duties imposed under ERISA. This discretionary authority includes, but is not limited to, the authority to make any and all factual determinations and interpret all terms and provisions of the Plan documents relevant to the issue under consideration. However, it does not include discretion to make determinations regarding the availability of each optional form of benefit provided by the Plan; such determinations must not be subject to discretion. The exercise of authority will be binding upon all Persons; and it is intended that the exercise of authority be given deference in all courts of law to the greatest extent allowed under law, and that it not be overturned or set aside by the court of law unless found to be arbitrary and capricious or made in bad faith.

      The Plan Administrator is responsible for determining whether the exercise of discretionary authority with respect to the management or administration of the Plan creates a separate benefit, right or feature within the meaning of Treas. Reg. ss. 1.401(a)(4)-4, and for insuring compliance with the nondiscrimination requirements imposed with respect to benefits, rights or features under Treas. Reg. ss. 1.401(a)(4)-4. Further, the Plan Administrator is responsible for insuring that any exercise of discretion with respect to the operation or administration of the Plan does not constitute prohibited discrimination in favor of Highly Compensated Employees, or is otherwise discriminatory under any Federal law (e.g. Title VII, ADEA) or applicable State law.

--------------------------------------------------------------------------------
ARTICLE XV - PARTICIPATING EMPLOYERS
--------------------------------------------------------------------------------

      15.1 Participating Employers and Agreement to be Bound.

      (a) Participating Employers. If the Plan is a standardized plan, each Controlled Group Member will be a Participating Employer and must sign the Adoption Agreement (or the appropriate supplement to the Adoption Agreement). If the Plan is a non-standardized plan, any Controlled Group Member may become a Participating Employer by signing the Adoption Agreement (or the appropriate supplement to the Adoption Agreement).

      (b) Agreement to be Bound. By signing the Adoption Agreement, the Lead Employer and each other Participating Employer agrees to be bound by all terms of the Plan.

      15.2 Action by Controlled Group Member. Action by a Controlled Group Member with respect to the Plan may be taken on behalf of such Controlled Group Member by any of the following:

            (a) If the Controlled Group Member is a corporation, by its board of directors or chief executive officer.

            (b) If the Controlled Group Member is other than a corporation, by its governing body or managing individual or partner.

            (c) Any Person to whom responsibilities for a particular function with respect to the Plan has been delegated by a Person described in (a) or (b) in a writing filed with the records of the Plan.

      15.3 Contributions by Participating Employers. The same schedule for Employer Safe-Harbor Matching, Regular Matching and Qualified Matching Contributions and/or the same formula for Employer Safe-Harbor Profit Sharing, Regular Profit Sharing and Qualified Profit Sharing Contributions, or Employer Safe-Harbor Pension or Regular Pension Contributions, will apply to Participants of all Participating Employers. Forfeitures will be determined and applied without regard to the Participating Employer with which the Employee who incurs the Forfeiture or the eligible Participants who will receive an allocation of the Forfeitures is employed.

      15.4 Administrative Expenses. Any expenses connected with the operation or administration of the Plan or any Funding Vehicle may be apportioned among the Participating Employers in any manner deemed appropriate by the Plan Administrator to the extent not paid out of Plan Assets.

      15.5 Lead Employer Acts on Behalf of Participating Employers. By signing the Adoption Agreement, each Participating Employer appoints the Lead Employer and the Plan Administrator (if other than the Lead Employer) to act as its designated representative in all matters relating to the Plan, and agrees that the acts of the Lead Employer or Plan Administrator will bind the Participating Employer to the same extent as if the Participating Employer had taken those acts itself. The Lead Employer also will have the authority to amend the Plan with respect to all Participating Employers, and an amendment will be binding on each Participating Employer and its Employees (unless the joint participation in the Plan by the Participating Employer is discontinued pursuant to Sec. 15.6).

      15.6 Discontinuance of Joint Participation of a Participating Employer.


(C) 2001                               47                Full-Flex Plan Document

            (a) Discontinuance by Action of Lead or Participating Employer. If the Plan is a standardized plan, the joint participation of a Participating Employer may be discontinued by first converting the Plan into a non-standardized or individually designed plan.

            If the Plan is a non-standardized plan, the Lead Employer may discontinue the joint participation in the Plan by another Participating Employer, and any Participating Employer may discontinue its joint participation in the Plan with the other Participating Employers. Any action to remove a Participating Employer must be in the form of an amendment to the Adoption Agreement that removes the employer as a Participating Employer. If the Lead Employer wishes to discontinue its participation in the Plan, such action must be in the form of an amendment to the Adoption Agreement that removes itself as a Participating Employer, which amendment may (but need not) also designate a different Lead Employer from among the Participating Employers.

            (b) Automatic Discontinuance Upon Ceasing to Be a Controlled Group Member. A Participating Employer will automatically cease to be a Participating Employer as of the date it ceases to be a Controlled Group Member. If the Lead Employer and a former Controlled Group Member agree to spin off the portion of the Plan attributable to the former Controlled Group Member, the Lead Employer will cause a determination to be made of the equitable part of the assets held on account of Employees (and former Employees as so agreed between the Lead Employer and former Controlled Group Member) of the former Controlled Group Member and their Beneficiaries. The Lead Employer will direct the Funding Agent to transfer assets representing such equitable part to a separate fund for the plan of the former Controlled Group Member. Such former Controlled Group Member may thereafter exercise, with respect to such separate fund, all the rights and powers reserved to the Lead Employer with respect to the separate fund. The plan of the former Controlled Group Member will, until amended by the former Controlled Group Member, continue as an individually designed plan with the same terms as the Plan, except that with respect to the separate plan of the former Controlled Group Member the word "Lead Employer" will thereafter be considered to refer only to the former Controlled Group Member. Any such spin-off will be effected in such manner that each Participant or Beneficiary would (if the Plan and the plan of the former Controlled Group Member then immediately terminated) receive a benefit which is equal to or greater than the benefit the individual would have been entitled to receive immediately before such spin-off if the Plan had then terminated.

            No transfer of assets pursuant to this provision will be effected until such statements with respect thereto, if any, required by ERISA to be filed in advance thereof have been filed. If the Lead Employer determines not to spin off the portion of the Plan attributable to the former Controlled Group Member, the Contribution Accounts of Participants of the former Controlled Group Member and their Beneficiaries will continue to be held in the Plan for distribution in accordance with the provisions of the Plan.

      15.7 Reorganizations of Participating Employers. If two or more Participating Employers are consolidated or merged or in the event one or more Participating Employers acquires the assets of another Participating Employer, the Plan will be deemed to have continued, without termination and without a complete discontinuance of contributions, as to all the Participating Employers involved in such reorganization and their Employees. In such event, in administering the Plan, the corporation resulting from the consolidation, the surviving corporation in the merger, or the Participating Employer acquiring the assets will be considered as a continuation of all of the Participating Employers involved in the reorganization.

      15.8 Acquisition of a Controlled Group Member. If the Plan is a standardized plan, any business entity that becomes a Controlled Group Member will automatically become a Participating Employer, and must promptly sign the Adoption Agreement (or the appropriate supplement to the Adoption Agreement). However, if so specified in the Adoption Agreement, Covered Employment does not include employment during the transition period described in Code ss. 410(b)(6)(C) - generally the period beginning on the acquisition date and ending on the last day of the following Plan Year - provided the acquisition qualifies for the transition relief available under Code ss. 410(b)(6).

      If the Plan is a non-standardized plan, any business entity that becomes a Controlled Group Member will not become a Participating Employer unless and until it is specified as such in the Adoption Agreement and it signs the Adoption Agreement (or appropriate supplement to the Adoption Agreement).

--------------------------------------------------------------------------------
ARTICLE XVI - AMENDMENT, TERMINATION AND MERGER
--------------------------------------------------------------------------------

      16.1 Amendment.

            (a) Amendment by Lead Employer. The Lead Employer may amend the Plan from time to time in any respect by executing a revised Adoption Agreement or by executing any other instrument in writing that amends one or more of the items on the Adoption Agreement (for example, the Lead Employer may adopt a revised page of the Adoption Agreement by written action and re-execution of the signature page of the Adoption Agreement); provided that, an amendment will not change the rights, duties or responsibilities of a Funding Agent without the written consent of the Funding Agent.

            Action on behalf of the Lead Employer to amend the Plan will be taken by any of the following:

                  (1) If the Lead Employer is a corporation, by its board of directors or chief executive officer.

                  (2) If the Lead Employer is other than a corporation, by its governing body or managing individual or partner.

                  (3) Any Person to whom responsibilities for a particular
            function with respect to the Plan has been delegated by a Person described in (1) or (2) in a writing filed with the records of the Plan.

            If the Plan provides for Employer Prevailing Wage Contributions under Schedule P of the Adoption Agreement, Schedule P may be modified by written action of any of the above (and execution of a revised Adoption Agreement is not required).


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

            (b) Amendment by Prototype Sponsor. The Sponsor of the Prototype may amend the Plan from time to time in any respect (other than by changing an election made in the Adoption Agreement). Any such amendment will be deemed to have been made with the full consent of the Lead Employer. However, the Sponsor of the Prototype will have no duty to amend the Plan and no Person (including a Participant or Beneficiary, or a Participating Employer) will have any right or claim against the Sponsor of the Prototype for any consequences resulting from any failure to amend the Plan. The Sponsor of the Prototype will provide notice of any amendment to the Lead Employer at such time and in such manner as is deemed appropriate by the Sponsor of the Prototype.

            The ability of the Sponsor of the Prototype to amend the Plan will terminate if the Plan ceases to be a prototype plan as provided in Sec. 16.3.

            (c) Amendment by Mass Submitter. If the Plan is a "mass submitter" plan, the mass submitter will have the authority to amend the Plan on behalf of and as agent for the Sponsor of the Prototype. However, if the Sponsor of the Prototype fails to adopt amendments made by the mass submitter, the Plan will no longer be identical to or a minor modifier of the mass submitter's plan.

      No amendment will be effective to the extent it has the effect of decreasing the accrued benefit of any Participant, except to the extent permitted under Code ss. 411(d)(6) or 412(c)(8). For this purpose, an amendment which has the effect of decreasing the balance of a Participant's Contribution Accounts, or eliminating an optional form of payment attributable to service before the effective date of the amendment will be treated as reducing an accrued benefit. No amendment will decrease the vested interest of any Participant determined without regard to such amendment as of the later of the date the amendment is adopted or the date it becomes effective.

      Further, no amendment will be effective to eliminate or restrict an optional form of benefit, other than an amendment that eliminates or restricts the ability of a Participant to receive payment of his or her Account balance under a particular optional form of benefit if the amendment satisfies the conditions in (1) or (2) below:

            (1) The amendment provides a single-sum distribution form that is otherwise identical to the optional form of benefit eliminated or restricted. A single-sum distribution form is otherwise identical only if it is identical in all respects to the eliminated or restricted optional form of benefit (or would be identical except that it provides greater rights to the Participant) except with respect to the timing of payments after commencement.

            (2) The amendment is not effective unless it provides that it shall not apply to any distribution with a Benefit Starting Date earlier than the earlier of (i) the 90th day after the date the Participant receiving the distribution has been furnished a summary that reflects the amendment and that satisfies the requirements of DOL Regs. ss. 2520.104b-3 relating to a summary of material modifications or (ii) the first day of the second Plan Year following the Plan Year in which the amendment is adopted.

      The restrictions on amendments described above will not prohibit an amendment described in Sec. 12.6(a).

      16.2 Effect of Amendment in Event of a Prior Termination of Service. If a Participant's Termination of Service occurred before the effective date of any amendment of the Plan, benefits under the Plan (if any) attributable to his/her service before the effective date of the amendment will be determined and paid according to the provisions of the Plan in effect on the date of his/her Termination of Service unless the Participant becomes an Active Participant after that date and such active participation causes a contrary result under the Plan, or unless the amendment specifically provides that it applies to terminated Participants, or unless the amendment was required to comply with a provision of the Code or regulations or other guidance of the Internal Revenue Service which applies to the rights of both Active and Inactive Participants.

      16.3 Nonconformity to Prototype Plan. The Plan will no longer be a prototype plan and will thereafter be an individually designed plan if:

            (a) Amendment. The Plan will no longer be a prototype plan if the Lead Employer amends the Plan in any manner other than by changing the options specified in the Adoption Agreement, adds overriding language in the Adoption Agreement when such language is necessary to satisfy Code ss. 415 or 416 because of the required aggregation of multiple plans, or adds model amendments published by the Internal Revenue Service which specifically provide that their adoption will not cause the Plan to be treated as individually designed. If the Lead Employer amends the Plan by adding overriding language in the Adoption Agreement other than as provided above, the Lead Employer may submit such Plan to the Internal Revenue Service for a determination letter that the prototype status continues with respect to the Plan, subject to the right of the Sponsor of the Prototype to discontinue its role as such pursuant to subsection (d).

            For so long as the Plan remains a prototype plan, the Lead Employer will promptly notify the Sponsor of the Prototype of any amendment made to the Plan (but failure to provide such notice will not invalidate the amendment). The Lead Employer will promptly provide written notice of its discontinuance of the Plan in the form of this prototype plan to the Sponsor of the Prototype.

            (b) Funding Waiver. The Plan will no longer be a prototype plan and will be considered to be individually designed if it is a money purchase pension plan and the Lead Employer modifies the Plan to reflect a waiver of the minimum funding requirement under Code ss. 412(d).

            (c) Failure to Qualify. The Plan will no longer be a prototype plan and will be considered to be individually designed if it fails to meet the requirements of Code ss. 401(a); and the Lead Employer will promptly provide written notice of such failure to the Sponsor of the Prototype.

            (d) Discontinuance by Sponsor of the Prototype. Continued acceptance of the Plan as a prototype by the Sponsor of the Prototype is expressly conditioned on compliance with such business and investment standards and requirements as may be established from time to time by the Sponsor of the Prototype. Accordingly, the Plan will no longer be a prototype if the Sponsor of the Prototype discontinues its role as such with respect to the Plan.

            The Sponsor of the Prototype will provide advance written notice to the Lead Employer and Plan Administrator


(C) 2001                               49                Full-Flex Plan Document
      if it discontinues its role as Sponsor of the Prototype with respect to the Plan.

      16.4 Permanent Discontinuance of Contributions or Termination of Plan.

            (a) Discontinuance of Contributions. The Lead Employer may cause all contributions to be discontinued under the Plan. After such discontinuance, no Employee will become a Participant in the Plan, no further contributions will be made to the Plan and the balance of the Contribution Accounts of each Participant which has not previously become a Forfeiture will become fully vested and nonforfeitable as of the date of the discontinuance. Subject to the foregoing, all of the provisions of the Plan will continue in effect, and upon entitlement thereto, distributions will be made in accordance with the provisions of the Plan.

            Whether there has been a discontinuance of contributions under the Plan will be determined at the level of the Plan, and not at the level of any Component; thus, the elimination of any Component will not be a discontinuance of contributions if contributions continue under any other Component.

            (b) Termination. The Lead Employer may at any time terminate the Plan by written action that specifies the termination date and is filed with the records of the Plan. After such termination date:

                  (1) No Employee will become a Participant in the Plan;

                  (2) No further contributions will be made to the Plan except as required to meet pre-termination date contribution requirements, and for purposes of determining such contributions, Plan Compensation for the Plan Year does not include amounts paid after the termination date;

                  (3) Any Pending Allocation Account will be allocated among the
            Participants in such manner as may be directed by the Plan Administrator;

                  (4) Each Participant will obtain a fully vested and
            non-forfeitable interest in the balance of all Contribution Accounts which have not previously become a Forfeiture (subject to the provisions of the Plan regarding Forfeiture in the event of missing Participants or Beneficiaries); and

                  (5) An immediate distribution option will be available to each
            Participant; provided that the Funding Agreement will continue in force for the purpose of making such distributions until the Plan Assets have been entirely distributed.

            Notwithstanding any contrary provision of the Plan, the Plan Administrator may defer any distribution of benefit payments to Participants and Beneficiaries with respect to which such termination applies until after the receipt of a final determination from the Internal Revenue Service or any court of competent jurisdiction regarding the effect of such termination on the qualified status of the Plan under Code ss. 401(a), and appropriate adjustment of Accounts has been made to reflect taxes, costs, and expenses (if any) incident to such termination. However, any corrective distribution of Excess Contributions or Excess Aggregate Contributions to satisfy the Actual Deferral Percentage Test of Code ss. 401(k) or the Actual Contribution Percentage or Multiple Use Test of Code ss. 401(m) for the Plan Year in which the termination occurs will be made as soon as administratively practicable, but not more than 12 months, after the termination date. If distributions on termination have already been made, distribution reporting will be amended to show the portion of any such distribution that is a corrective distribution.

            (c) Partial Termination. The Lead Employer may, in writing, declare a partial termination of the Plan or a partial termination may occur by operation of law, as determined by the Lead Employer. If there is a partial termination of the Plan, the balance of the Contribution Accounts of each Participant who is in a classification with respect to which the partial termination occurs which has not previously become a Forfeiture will become fully vested and nonforfeitable as of the date of the partial termination. Subject to the foregoing, all of the provisions of the Plan will continue in effect as to each such Participant, and upon entitlement thereto distributions will be made in accordance with the provisions of the Plan.

      16.5 Merger, Consolidation, or Transfer of Assets. In the case of any merger or consolidation of the Plan with any other plan, or in the case of the transfer of assets or liabilities of the Plan to any other plan, provision will be made so that each Participant and Beneficiary would (if such other plan then terminated) receive a benefit immediately after the merger, consolidation, or transfer which is equal to or greater than the benefit the Participant or Beneficiary would have been entitled to receive immediately before the merger, consolidation, or transfer (if the Plan had then terminated). No such merger, consolidation, or transfer will be effected until such statements with respect thereto (if any) required by ERISA to be filed in advance thereof have been filed.

--------------------------------------------------------------------------------
ARTICLE XVII - TOP-HEAVY RULES
--------------------------------------------------------------------------------

ARTICLE XVII  APPLIES ONLY IF THE PLAN IS TOP-HEAVY.

      17.1 Minimum Contribution.

            (a) Minimum Contribution Amount. If the Plan is Top-Heavy, the Employer Contributions and Forfeitures (other than Employer Safe-Harbor Matching, Regular Matching or Qualified Matching Contributions, and Forfeitures allocated as such) allocated to each Top-Heavy Eligible Participant will be not less than the smaller of:

                  (1) 3% of his/her Top-Heavy Compensation for the Plan Year, or
            such greater percentage as may be specified in the Adoption Agreement to apply under the circumstances where a defined benefit plan also is maintained by a Controlled Group Member; or

                  (2) A percent of his/her Top-Heavy Compensation for the Plan
            Year equal to the highest contribution percentage of any Key-Employee for the Plan Year.

                  The "contribution percentage" for this purpose is the
            percentage determined by dividing the Employee Pre-Tax Contributions and Employer Contributions and Forfeitures allocated to the Key-Employee for the Plan Year by his/her Top-Heavy Compensation for the Plan Year.


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

                  This paragraph (2) will not apply if the Plan is adopted as a paired plan.

            Employee Pre-Tax Contributions and Employer Safe-Harbor Matching, Regular Matching and Qualified Matching Contributions may not be treated as Employer Contributions for purposes of satisfying the minimum contribution requirements of this section. However, such contributions will be treated as Employer Contributions for purposes of determining the contribution percentage under paragraph (2), and for purposes of determining whether the Plan is Top-Heavy. The minimum contribution is determined without regard to any Social Security contributions as specified in Code ss. 416(e).

            The minimum contribution required under this subsection (a) will be provided to any Top-Heavy Eligible Participant even if he/she would not otherwise receive an Employer Regular Profit Sharing Contribution, or Employer Regular Pension Contribution, for the Plan Year because such contribution is not provided for under the Plan or because the Participant has not completed a specified number of Hours of Service. However, the minimum contribution will not be provided under the Plan to any Participant who is covered under any other defined contribution or defined benefit plan of any Controlled Group Member if the minimum contribution or benefit requirement that applies under Code ss. 416 to plans that are Top-Heavy is satisfied under such other plan or plans with respect to such Participant, as specified in the Adoption Agreement. If any one plan of a set of paired defined contribution plans is specified in the Adoption Agreement as the plan under which the minimum contribution will be made, and the coverage under the paired plans is not identical, then the minimum contribution will be provided under each paired plan, including the Plan.

            (b) Method of Satisfying Minimum Contribution. To satisfy the minimum contribution requirement:

                  (1) If the Plan is a profit sharing plan that does not
            otherwise provide for an Employer Safe-Harbor or Regular Profit Sharing Contribution, an Employer Regular Profit Sharing Contribution will be made on behalf of each Top-Heavy Eligible Participant in an amount necessary to satisfy the minimum contribution requirement.

                  (2) If the Plan is a profit sharing plan that provides for an
            Employer Safe-Harbor Profit Sharing Contribution, the contribution formula under Sec. 6.1 will be applied with the following modifications, unless an additional contribution is elected under paragraph (6):

                        (i) The contribution will be made on behalf of those
                  Participants who are otherwise entitled to a contribution under Sec. 6.1 plus the Top-Heavy Eligible Participants (to the extent such groups differ).

                        (ii) The contribution will be determined using Top-Heavy
                  Compensation for the Plan Year instead of Plan Compensation for the Plan Year (to the extent such definitions differ).

                  (3) If the Plan is a profit sharing plan that does not provide for an Employer Safe-Harbor Profit Sharing Contribution but provides for an Employer Regular Profit Sharing Contribution, the contribution or allocation formula under Sec. 6.2 will be applied with the following modifications, unless an additional contribution is elected under paragraph (6):

                        (i) The contribution or allocation will be made on
                  behalf of those Participants who are otherwise entitled to a contribution or allocation under Sec. 6.2 plus the Top-Heavy Eligible Participants (to the extent such groups differ).

                        (ii) The contribution or allocation will be determined
                  using Top-Heavy Compensation for the Plan Year instead of Plan Compensation for the Plan Year (if the contribution or allocation is otherwise based on Plan Compensation for the Plan Year, and to the extent such definitions differ).

                        (iii) If the Plan otherwise provides for a variable
                  contribution that is allocated among the eligible Participants using a two- or three-step integrated allocation formula, and if the allocation under such formula (with the modifications in (i) and (ii)) would not satisfy the minimum contribution requirement, the allocation will instead be made using the four-step allocation formula specified in Sec. 6.2(a)(2)(C).

                        (iv) If the Plan otherwise provides for a fixed
                  contribution for each eligible Participant that is determined using an integrated formula, and the base contribution percentage under such formula is less than the minimum required contribution percentage, the base contribution percentage under such formula will be increased to equal the minimum contribution percentage for the Plan Year.

                        (v) If the Plan otherwise provides for a variable
                  contribution that is allocated among the eligible Participants as an equal dollar amount or pursuant to a uniform points allocation formula, or a fixed contribution for each eligible Participant that is determined by reference to a unit of service (e.g., week or day), and if the contribution or allocation under such formula would not satisfy the minimum contribution requirement, the allocation will instead be made in proportion to Top-Heavy Compensation for the Plan Year.

                  (4) If the Plan is a money purchase pension plan that provides for an Employer Safe-Harbor Pension Contribution, the contribution formula under Sec. 7.1 will be applied with the following modifications, unless an additional contribution is elected under paragraph (6):

                        (i) The contribution will be made on behalf of those
                  Participants who are otherwise entitled to a contribution under Sec. 7.1 plus the Top-Heavy Eligible Participants (to the extent such groups differ).

                        (ii) The contribution will be determined using Top-Heavy
                  Compensation for the Plan Year instead of Plan Compensation for the Plan Year (to the extent such definitions differ).


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

                  (5) If the Plan is a money purchase pension plan that provides for an Employer Regular Pension Contribution but not an Employer Safe-Harbor Pension Contribution, the contribution or allocation formula under Sec. 7.2 will be applied with the following modifications, unless an additional contribution is elected under paragraph (6):

                        (i) The contribution or allocation will be made on
                  behalf of those Participants who are otherwise entitled to a contribution or allocation under Sec. 7.2 plus the Top-Heavy Eligible Participants (to the extent such groups differ).

                        (ii) The contribution or allocation will be determined
                  using Top-Heavy Compensation for the Plan Year instead of Plan Compensation for the Plan Year (to the extent such definitions differ).

                        (iii) If the Plan otherwise provides for a fixed
                  contribution for the Plan that is allocated among the eligible Participants using a two-step integrated allocation formula, and the allocation under such formula (with the modifications in (i) and (ii)) would not satisfy the minimum contribution requirement, the allocation will instead be made using the four-step allocation formula specified in Sec. 6.2(a)(2)(C).

                        (iv) If the Plan otherwise provides for a fixed
                  contribution for each eligible Participant that is determined using an integrated formula, and the base contribution percentage under such formula is less than the minimum required contribution percentage, the base contribution percentage under such formula will be increased to equal the minimum contribution percentage for the Plan Year.

                        (v) If the Plan otherwise provides for a fixed
                  contribution for each eligible Participant that is an equal dollar amount, and if the contribution under such formula would not satisfy the minimum contribution requirement, then the total contribution called for under such formula on behalf of all eligible Participants will be made to the Plan and will be allocated among the eligible Participants in proportion to Top-Heavy Compensation for the Plan Year instead of as an equal dollar amount.

                  (6) If the Plan is a non-standardized plan and if so specified in the Adoption Agreement, then in lieu of the modifications to the contribution or allocation formula under paragraphs (2) through (5), an additional Employer Safe-Harbor Profit Sharing or Regular Profit Sharing Contribution (in that order), or an additional Employer Safe-Harbor Pension or Regular Pension Contribution (in that order) will be made on behalf of each Top-Heavy Eligible Participant as necessary to satisfy Code ss. 416.

      17.2 Vesting. If the Plan is Top-Heavy, the vested percentage of any Participant in his/her Employer Regular Matching or Regular Profit Sharing Contribution Account, or Employer Regular Pension Contribution Account, will be determined as follows:

            (a) If the vesting schedule specified in the Adoption Agreement for a Contribution Account provides for a vested percentage at each year of Service level in Column A which is at least as great as the vested percentage specified in Column B, then the vested percentage of the Participant will be the greater of the vested percentage determined under the schedule specified in the Adoption Agreement or the vested percentage determined under Column C:

            A                   B                   C
            -                   -                   -

        Years of              Vested             Vested
         Service            Percentage         Percentage
         -------            ----------         ----------

       Less than 2              0%                 0%
            2                   0%                 20%
            3                  20%                 40%
            4                  40%                 60%
            5                  60%                 80%
            6                  80%                100%
        7 or more              100%               100%

            (b) Otherwise, the vested percentage of the Participant will be the greater of the vested percentage determined under the schedule specified in the Adoption Agreement, or the vested percentage determined under Column B:

            A                          B
            -                          -

        Years of                     Vested
         Service                   Percentage
         -------                   ----------

       Less than 3                     0%
        3 or more                     100%

            However, this minimum vesting requirement will apply only to a Participant who is credited with at least one Hour of Service on or after the first day of the Plan Year in which this Article first applies under the Plan.

            If this Article ceases to apply under the Plan, the vested percentage of a Participant will not be reduced because the minimum schedule ceases to apply. Further, if so specified in the Adoption Agreement, the vesting provisions of this section will continue to apply under the Plan either with respect to all Participants or with respect to any Participant who has at least three years of Service as of the last day of the last Plan Year in which this Article applies under the Plan, as specified in the Adoption Agreement. Otherwise, the election procedures of Sec. 10.2(k) will apply to any Participant who has at least three years of Service as of the last day of the last Plan Year in which this Article applies under the Plan.

      17.3 Code ss. 415 Adjustment for Limitation Years Beginning Before January 1, 2000. If the Plan is Top-Heavy, and if during any Limitation Year beginning before January 1, 2000, or such later date as may be specified in the Adoption Agreement, a Participant is also a participant in a defined benefit plan maintained by any Controlled Group Member, a factor of 1.0 will be substituted for the factor of 1.25 in the denominators of the Defined Benefit Fraction and the Defined Contribution Fraction (and the adjustment will be made to the transitional rule described in Code ss. 416(h)(4)) if the Top-Heavy Ratio exceeds 90% for such Limitation Year. Such substitution also will be made for such


(C) 2001                               52                Full-Flex Plan Document

Limitation Year if the Plan is Top-Heavy but the Top-Heavy Ratio does not exceed 90%, unless under the terms of the Plan as in effect prior to amendment in the form of this prototype, either a minimum benefit of 3% per year of service (up to 30%) is provided in a defined benefit plan for such Participant, or a minimum contribution of 7.5% is provided in a defined contribution plan for such Participant.

      This section will not apply to any Limitation Year beginning on or after January 1, 2000, or such later date as may be specified in the Adoption Agreement.

      17.4 Defined Terms. The following definitions will apply for purposes of this Article (or where the context requires elsewhere in the Plan):

            (a) Determination Date - means the last day of the preceding Plan Year or, for the first Plan Year, the last day of such Plan Year.

            (b) Key Employee - means any individual defined as such in Code ss. 416(i); generally, any Employee or former Employee (including the Beneficiary of a deceased Employee or former Employee) who at any time during the Top-Heavy Determination Period was:

                  (1) An officer who has Top-Heavy Compensation greater than 50%
            of the dollar limitation in effect under Code ss. 415(b)(1)(A) for any such Plan Year. However, no more than 50 Employees (or, if lesser, the greater of three Employees or 10% of the Employees) will be treated as officers.

                  (2) A more than one-half percent owner who owns one of the ten largest interests and who has Top-Heavy Compensation in excess of the dollar limitation under Code ss. 415(c)(1)(A). If two Employees have the same interest, the one having the greater Top-Heavy Compensation will be treated as having the larger interest.

                  (3) A more than five-percent owner.

                  (4) A more than one-percent owner who has Top-Heavy
            Compensation of more than $150,000.

            An individual's ownership will be determined using the ownership attribution rules of Code ss. 318.

            (c) Non-Key Employee - means any Employee or former Employee (including the Beneficiary of a deceased Employee or former Employee) who is not a Key-Employee.

            (d) Permissive Aggregation Group - means the Required Aggregation Group plus any other plan of any Controlled Group Member which, when considered as a group with the Required Aggregation Group, would continue to satisfy the requirements of Code ss. 401(a)(4) and 410(b).

            (e) Present Value - means present value calculated using the actuarial factors specified in the Adoption Agreement.

            (f) Required Aggregation Group - means:

                  (1) Each qualified plan of any Controlled Group Member in
            which at least one Key Employee participates or participated at any time during the Top-Heavy Determination Period (whether or not the plan has terminated), and

                  (2) Any other qualified plan of any Controlled Group Member which enables a plan described in (1) to meet the requirements of Code ss. 401(a)(4) or 410(b).

            (g) Top-Heavy - means the condition of the Plan that exists (or would exist) for any Plan Year beginning after December 31, 1983, if:

                  (1) The Plan is not part of a Required Aggregation Group and the Top-Heavy Ratio for the Plan exceeds 60%.

                  (2) The Plan is a part of a Required Aggregation Group and the
            Top-Heavy Ratio for the Required Aggregation Group exceeds 60%

            Notwithstanding the above, the Plan is not Top-Heavy if the Plan is a part of a Permissive Aggregation Group and the Top-Heavy Ratio for the Permissive Aggregation Group does not exceed 60%.

            (h) Top-Heavy Compensation - means Plan Compensation determined without regard to any exclusions specified in the Adoption Agreement.

            (i) Top-Heavy Compensation for the Plan Year - means Top-Heavy Compensation actually paid during, and the Earned Income for, the Plan Year, even if a different determination period is specified in the Adoption Agreement for purposes of determining or allocating Employer Regular Profit Sharing Contributions or Employer Regular Pension Contributions. However, if it is specified in the Adoption Agreement that only amounts paid after the Entry Date are included in Plan Compensation for purposes of determining or allocating Employer Regular Profit Sharing Contributions or Employer Regular Pension Contributions, only amounts paid after the Entry Date will be included in Top-Heavy Compensation for the Plan Year for purposes of satisfying the minimum contribution requirement under Sec. 17.1(b) by means of such type of Employer Contribution.

            (j) Top-Heavy Determination Period - means the Plan Year containing the Determination Date and the four preceding Plan Years.

            (k) Top-Heavy Eligible Participant - means a Participant who:

                  (1) Is an Active Participant in any Component at any time
            during the Plan Year,

                  (2) Is an Employee on the last day of the Plan Year, or, if the Plan is a standardized plan, is either an Employee on the last day of the Plan Year or has 500 or more Hours of Service during the Plan Year; and

                  (3) Is a Non-Key Employee with respect to the Plan Year or, if the Plan is a non-standardized plan and if so specified in the Adoption Agreement, is either a Key- or Non-Key-Employee with respect to the Plan Year.

            A Participant is not a Top-Heavy Eligible Participant with respect to the Plan if subsection (a) does not apply to the Participant because he/she is covered under another defined contribution or defined benefit plan that provides for the minimum contribution or benefit required under Code ss.


(C) 2001                               53                Full-Flex Plan Document

      416 (but such Participant will be a Top-Heavy Eligible Participant with respect to such plan).

                  (l) Top-Heavy Ratio - means the ratio determined as follows:

                        (1) If no Controlled Group Member maintains or has
                  maintained any defined benefit plan which during the five-year period ending on the Determination Date has or has had accrued benefits, the Top-Heavy Ratio for the Plan alone or for the Required or Permissive Aggregation Group, as appropriate, is a fraction, the numerator of which is the sum of the account balances under the defined contribution plan or plans of all Key Employees as of the Determination Date (including any part of any account balance distributed in the five-year period ending on the Determination Date), and the denominator of which is the sum of all account balances under the defined contribution plan or plans (including any part of any account balance distributed in the five-year period ending on the Determination Date), both computed in accordance with Code ss. 416 and the regulations thereunder. Both the numerator and denominator of the Top-Heavy Ratio will be increased to reflect any contribution not actually made as of the Determination Date, but which is required to be taken into account on that date under Code ss. 416 and the regulations thereunder.

                        (2) If any Controlled Group Member maintains or has
                  maintained one or more defined benefit plans which during the five-year period ending on the Determination Date has or has had any accrued benefits, the Top-Heavy Ratio for any Required or Permissive Aggregation Group, as appropriate, is a fraction, the numerator of which is the sum of account balances under the defined contribution plan or plans of all Key Employees (determined in accordance with paragraph (1) above), and the Present Value of accrued benefits under the defined benefit plan or plans for all Key Employees as of the Determination Date, and the denominator of which is the sum of all account balances under the defined contribution plan or plans (determined in accordance with paragraph (1) above), and the Present Value of accrued benefits under the defined benefit plan or plans for all Participants as of the Determination Date, all determined in accordance with Code ss. 416 and the regulations thereunder. The accrued benefits under a defined benefit plan in both the numerator and denominator of the Top-Heavy Ratio are increased for any distribution of an accrued benefit made in the five-year period ending on the Determination Date.

                        (3) For purposes of paragraphs (1) and (2) above, the
                  value of account balances and the Present Value of accrued benefits will be determined as of the most recent Valuation Date that falls within or ends with the twelve-month period ending on the Determination Date, except as provided in Code ss. 416 and the regulations thereunder for the first and second Plan Years of a defined benefit plan. The account balances and accrued benefits of a Participant (i) who is not a Key Employee but who was a Key Employee in a prior year, or
                  (ii) who has not been credited with at least one Hour of Service with any employer maintaining the Plan at any time during the five-year period ending on the Determination Date will be disregarded. The calculation of the Top-Heavy Ratio, and the determination of the extent to which distributions, rollovers, and transfers are taken into account will be made in accordance with Code ss. 416 and the regulations thereunder. Deductible Employee Contributions will not be taken into account for purposes of computing the Top-Heavy Ratio. When aggregating plans, the value of account balances and accrued benefits will be calculated with reference to the Determination Dates that fall within the same calendar year.

                        (4) The accrued benefit of a Participant other than a
                  Key Employee will be determined under the method (if any) that uniformly applies for accrual purposes under all defined benefit plans maintained by any Controlled Group Member, or if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional rule of Code ss. 411(b)(1)(C).

--------------------------------------------------------------------------------
ARTICLE XVIII - LIMITATIONS ON ALLOCATIONS
--------------------------------------------------------------------------------

      18.1 If Covered Only Under The Plan. If the Participant does not participate in, and has never participated in another qualified plan, welfare benefit fund (as defined in Code ss. 419(e)), individual medical account (as defined in Code ss. 415(l)(2)) or simplified employee pension (as defined in Code ss. 408(k) maintained by any Controlled Group Member which provides an Annual Addition for the current Limitation Year, the Annual Additions that may be credited to the Participant's Contribution Accounts under the Plan for the current Limitation Year will not exceed the Maximum Permissible Amount.

      If the Annual Additions that would otherwise be contributed or allocated to the Participant's Contribution Accounts would cause the Annual Additions for the Limitation Year to exceed the Maximum Permissible Amount, the amount contributed or allocated will be reduced so that the Annual Additions for the Limitation Year will equal the Maximum Permissible Amount, subject to the following rules:

            (a) Permissible Practices. The Plan Administrator may initially determine the Maximum Permissible Amount for a Participant using the following practices:

                  (1) The Plan Administrator may initially use a reasonable
            estimate of the Participant's 415 Compensation for the Limitation Year, and Employer Contributions then can be made based on such estimate. Then, as soon as is administratively practicable after the end of the Limitation Year, the Maximum Permissible Amount for the Limitation Year will be determined on the basis of the Participant's actual 415 Compensation for the Limitation Year.

                  (2) The Plan Administrator may initially determine the Maximum
            Permissible Amount for a Participant without regard to Employee Pre-Tax and After-Tax Contributions that are subject to refund under subsection (b)(1) and (2), below, and without regard to the corresponding Employer Matching Contributions that will be subject to forfeiture as a result of such refunds. Employer SIMPLE, Safe-Harbor, Regular and Qualified Profit Sharing Contributions, or


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

            Employer Regular Pension Contributions, then can be made based on such determination.

                  The Maximum Permissible Amount for the Limitation Year will be determined by taking into account the amount disregarded above.

            (b) Correction of Excess. If as a result of using the permissible practices in subsection (a), or as a result of an allocation of Forfeitures, or as a result of a reasonable error in determining the amount of Employee Pre-Tax Contributions that may be made with respect to a Participant or under other facts and circumstances allowed by the Internal Revenue Service, there is an Excess Amount, the Excess Amount will be disposed of as follows:

                  (1) Any Employee After-Tax Contributions (plus attributable gains), to the extent they would reduce the Excess Amount, will be returned to the Participant. Gains will be determined in accordance with a uniform method that is established by the Plan Administrator and that reasonably reflects the manner in which gain and loss is allocated to Contribution Accounts for the Limitation Year.

                  (2) Any Employee Pre-Tax Contributions (plus attributable
            gains), to the extent they would reduce the Excess Amount, will be returned to the Participant. Gains will be determined in accordance with a uniform method that is established by the Plan Administrator and that reasonably reflects the manner in which gain and loss is allocated to Contribution Accounts for the Limitation Year.

                  (3) If an Excess Amount still exists after the application of paragraphs (1) and (2), and any Forfeiture of Employer Safe-Harbor, Regular or Qualified Matching Contributions under Sec. 5.2(e) the remaining Excess Amount will be disposed of under one of the following methods as specified in the Adoption Agreement:

                        (A) If the individual reduction method is specified in
                  the Adoption Agreement, then:

                              (i) If the Participant is an Active Participant at
                        the end of the Limitation Year, the Excess Amount in the Participant's Contributions Accounts will be used to reduce Employer Safe-Harbor Matching, Regular Matching, Safe-Harbor Profit Sharing or Regular Profit Sharing Contributions, or Employer Safe-Harbor or Regular Pension Contributions, (including any allocation of Forfeitures) for such Participant in the next and succeeding Limitation Years.

                              (ii) If the Participant is not an Active
                        Participant at the end of the Limitation Year, the Excess Amount will be credited to a Pending Allocation Account. The Pending Allocation Account will be applied as determined by the Plan Administrator to reduce future Employer Safe-Harbor Matching, Regular Matching, Safe-Harbor Profit Sharing or Regular Profit Sharing Contributions, or Employer Safe-Harbor or Regular Pension Contributions, (including any allocation of Forfeitures) for all remaining Participants in the next and succeeding Limitation Years.

                        (B) If the suspense account method is specified in the
                  Adoption Agreement, the Excess Amount will be held unallocated in a Pending Allocation Account and will be applied as determined by the Plan Administrator to reduce Employer Safe-Harbor Matching, Regular Matching, Safe-Harbor Profit Sharing and Regular Profit Sharing Contributions, or Employer Safe-Harbor or Regular Pension Contributions, of all Participants in the next and succeeding Limitation Years and will be allocated in such Limitation Years.

                        (C) If the current reallocation method is specified in
                  the Adoption Agreement, the Excess Amount will be allocated and reallocated to other Active Participants as of the last day of the Limitation Year in proportion to Plan Compensation, provided that such allocation will not cause the Annual Additions to any Participant to exceed the limit specified in this Article. If the full Excess Amount cannot be reallocated, it will be held unallocated in a Pending Allocation Account and applied as provided above in subparagraph (B).

                  (4) If a Pending Allocation Account is in existence at any time during the Limitation Year pursuant to this section, it will or will not participate in the allocation of the investment gains and losses under the Plan as specified in the Adoption Agreement.

      18.2 If Also Covered Under Another Defined Contribution Plan.

            (a) Master or Prototype Defined Contribution Plan. If, in addition to the Plan, the Participant is covered under another qualified master or prototype defined contribution plan, a welfare benefit fund (as defined in Code ss. 419(e)), an individual medical account (as defined in Code ss. 415(l)(2)), or simplified employee pension (as defined in Code ss. 408(k)), maintained by a Controlled Group Member which provides an Annual Addition during the current Limitation Year:

                  (1) The Annual Additions which may be credited to a
            Participant's Contributions Accounts under the Plan for the current Limitation Year will not exceed the Maximum Permissible Amount reduced by the Annual Additions credited to the Participant's accounts under the other qualified plans, welfare benefit funds, individual medical accounts or simplified employee pensions for the current Limitation Year. If the Annual Additions with respect to the Participant under other qualified plans, welfare benefit funds, individual medical accounts or simplified employee pensions are less than the Maximum Permissible Amount and the Annual Additions that would otherwise be contributed or allocated to the Participant's Contributions Accounts under the Plan would cause the Annual Additions for the Limitation Year to exceed this limitation, the amount contributed or allocated will be reduced so


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            that the Annual Additions under all such plans and funds for the
            Limitation Year will equal the Maximum Permissible Amount. If the Annual Additions with respect to the Participant under such other qualified plans, welfare benefit funds, individual medical accounts or simplified employee pensions in the aggregate are equal to or greater than the Maximum Permissible Amount, no amount will be contributed or allocated to the Participant's Contributions Accounts under the Plan for the Limitation Year.

                  (2) The Plan Administrator may use the permissible practices specified in Sec. 18.1(a).

                  (3) If as a result of using the permissible practices in Sec.
            18.1(a), or as a result of the allocation of Forfeitures, or as a result of a reasonable error in determining the amount of Elective Deferrals that may be made with respect to a Participant or under other facts and circumstances allowed by the Internal Revenue Service, a Participant's Annual Additions under the Plan and such other plans would result in an Excess Amount for a Limitation Year, the Excess Amount will be deemed to consist of the Annual Additions last allocated, except that Annual Additions attributable to a simplified employee pension will be deemed to have been allocated first, followed by Annual Additions attributable to a welfare benefit fund or an individual medical account, regardless of the actual allocation date.

                  (4) If an Excess Amount was allocated to a Participant on an allocation date of the Plan which coincides with an allocation date of another plan, the Excess Amount attributed to the Plan will be the product of:

                        (A) The total Excess Amount allocated as of such date,
                  times

                        (B) The ratio of (i) the Annual Additions allocated to
                  the Participant for the Limitation Year as of such date under the Plan to (ii) the total Annual Additions allocated to the Participant for the Limitation Year as of such date under this and all the other qualified master or prototype defined contributions plans.

                  Any Excess Amount attributed to the Plan will be disposed in the manner described in Sec. 18.1(b).

            (b) Defined Contribution Plan That is Not a Master or Prototype Defined Contribution Plan. If the Participant is covered under another qualified defined contribution plan maintained by a Controlled Group Member which is not a Master or Prototype Plan, Annual Additions which may be credited to the Participant's Contribution Accounts under the Plan for any Limitation Year will be limited in accordance with subsection (a) as though the other plan were a Master or Prototype Plan unless other limitations are specified in the Adoption Agreement.

      18.3 If Also Covered Under Defined Benefit Plan. If the Plan was in existence prior to the first day of the first Limitation Year beginning on or after January 1, 2000, or such later date as may be specified in the Adoption Agreement, and if during such Limitation Year any Controlled Group Member maintained a qualified defined benefit plan covering any Participant in the Plan, the sum of the Participant's Defined Benefit Fraction and Defined Contribution Fraction will not exceed 1.0 in any such Limitation Year. This limit will be met in the manner specified under the terms of the Plan as in effect prior to amendment in the form of this prototype by either reducing the Participant's Projected Annual Benefit in one or more of the qualified defined benefit plans that provide current accruals, or by limiting Annual Additions, as necessary so that the sum of the Defined Benefit Fraction and the Defined Contribution Fraction does not exceed 1.0.

      This limit will not apply for any Limitation Year beginning on or after January 1, 2000, or such later date as may be specified in the Adoption Agreement.

      18.4 Defined Terms. The following definitions will apply for purposes of this Article (or where the context requires elsewhere in the Plan):

            (a) Annual Additions - means the sum of the following amounts credited to a Participant's account for the Limitation Year:

                  (1) Employer contributions.

                  (2) Employee contributions.

                  (3) Forfeitures.

                  (4) Amounts allocated after March 31, 1984, to an individual medical account (as defined in Code ss. 415(l)(2)) which is part of a pension or annuity plan maintained by a Controlled Group Member.

                  (5) Amounts derived from contributions paid or accrued after
            December 31, 1985, in taxable years ending after such date, which are attributable to post-retirement medical benefits allocated to the separate account of a Key Employee (as defined in Code ss. 419A(d)(3)), under a welfare benefit fund (as defined in Code ss. 419(e)), maintained by a Controlled Group Member.

                  (6) Amounts allocated under a simplified employee pension (as defined in Code ss. 408(k)).

                  (7) Any allocation of any amount that has been transferred from a terminating defined benefit plan (or gain allocable thereto) to an account under any defined contribution plan maintained by a Controlled Group Member that is described in Code ss. 4980(d)(2)(C).

            Any Excess Amount applied in the Limitation Year in accordance with this Article to reduce Employer Safe-Harbor Matching, Regular Matching, Safe-Harbor Profit Sharing or Regular Profit Sharing Contributions, or Employer Safe-Harbor or Regular Pension Contributions, will be considered Annual Additions for such Limitation Year.

            Excess Deferrals that are distributed no later than the first April 15 following the close of the taxable year of the Participant in accordance with Treasury Reg. ss. 1.402(g)-1(e)(2) or (3) are not Annual Additions. Otherwise, contributions do not fail to be Annual Additions merely because they are Excess Deferrals, Excess Contributions or Excess Aggregate Contributions, or merely because Excess Contributions or Excess Aggregate Contributions are corrected through distribution or recharacterization in order to satisfy the Actual Deferral Percentage Test of Code ss. 401(k) or the Actual


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      Contribution Percentage Test of Code ss. 401(m), or the multiple use test.

            Employer Safe-Harbor, Regular or Qualified Matching Contributions that are forfeited because the Employee Pre-Tax or After-Tax Contributions on which they are based are refunded pursuant to Sec. 18.1(b) are not Annual Additions.

            (b) 415 Compensation - means with respect to common-law employees, compensation determined under whichever of the definitions in Sec. 2.56(a) is specified in the Adoption Agreement as 415 Compensation; otherwise, Plan Compensation. In any event, 415 Compensation will be determined without regard to any exclusions from Plan Compensation specified in the Adoption Agreement and without regard to the limit imposed under Code ss. 401(a)(17). For Limitation Years beginning on or after January 1, 1998, 415 Compensation includes Elective Deferrals and contributions under a cafeteria plan described in Code ss. 125 or a Code ss. 457 plan (but it does not include such amounts prior to such Limitation Year). For Limitation Years beginning on or after January 1, 2000, 415 Compensation also includes amounts excluded from Compensation under Code ss. 132(f)(4).

            If so specified in the Adoption Agreement, 415 Compensation will be imputed during periods of permanent and total disability (within the meaning of Code ss. 22(e)(3)); except that, 415 Compensation will be imputed to a Highly Compensated Employee only if the Plan provides for full and immediate vesting of Employer Regular Profit Sharing Accounts. The amount imputed hereunder is the 415 Compensation the disabled Participant would have received if he/she had been paid at the rate of compensation paid immediately before becoming permanently and totally disabled

            (c) 415 Compensation for the Limitation Year - means 415 Compensation actually paid or includible in gross income during such Limitation Year, except that the Plan Administrator may elect to include on a uniform and consistent basis and pursuant to applicable regulations any de minimis amounts earned but not paid during a year because of the timing of pay periods and pay dates which are paid during the first few weeks of the next year.

            (d) Defined Benefit Fraction - means a fraction, the numerator of which is the sum of the Participant's Projected Annual Benefits under all the defined benefit plans (whether or not terminated) maintained by any Controlled Group Member, and the denominator of which is the lesser of 125% of the dollar limitation determined for the Limitation Year under Code ss. ss. 415(b) and (d) or 140% of the Participant's Highest Average Compensation, including any adjustments under Code ss. 415(b). Notwithstanding the previous sentence, if the Participant was a participant as of the first day of the first Limitation Year beginning after December 31, 1986, in one or more defined benefit plans maintained by any Controlled Group Member which were in existence on May 6, 1986, the denominator of this fraction will not be less than 125% of the sum of the annual benefits under such plans which the Participant had accrued as of the close of the last Limitation Year beginning before January 1, 1987, disregarding any changes in the terms and conditions of the Plan after May 5, 1986. The preceding sentence applies only if the defined benefit plans individually and in the aggregate satisfied the requirements of Code ss. 415 for all Limitation Years beginning before January 1, 1987.

            (e) Defined Contribution Fraction - means a fraction, the numerator of which is the sum of the Annual Additions to the Participant's account under all the defined contribution plans (whether or not terminated) maintained by any Controlled Group Member for the current and all prior Limitation Years (including the Annual Additions attributable to the Participant's nondeductible employee contributions to all defined benefit plans, whether or not terminated, maintained by any Controlled Group Member, and the Annual Additions attributable to all welfare benefit funds (as defined in Code ss. 419(e)), individual medical accounts (as defined in Code ss. 415(l)(2)), and simplified employee pensions (as defined in Code ss. 408(k)) maintained by any Controlled Group Member), and the denominator of which is the sum of the maximum aggregate amounts for the current and all prior Limitation Years of service with any Controlled Group Member (regardless of whether a defined contribution plan was maintained by any Controlled Group Member). The maximum aggregate amount in any Limitation Year is the lesser of 125% of the dollar limitation in effect under Code ss. 415(c)(1)(A) or 35% of the Participant's 415 Compensation for such year. If the Participant was a participant as of the end of the first day of the first Limitation Year beginning after December 31, 1986, in one or more defined contribution plans maintained by any Controlled Group Member which were in existence on May 6, 1986, the numerator of this fraction will be adjusted if the sum of this fraction and the Defined Benefit Fraction would otherwise exceed 1.0 under the terms of the Plan. Under the adjustment, an amount equal to the product of
      (i) the excess of the sum of the fractions over 1.0 times (ii) the denominator of this fraction, will be permanently subtracted from the numerator of this fraction. The adjustment is calculated using the fractions as they would be computed as of the end of the last Limitation Year beginning before January 1, 1987, and disregarding any changes in the terms and conditions of the Plan made after May 6, 1986, but using the Code ss. 415 limitation applicable to the first Limitation Year beginning on or after January 1, 1987. The Annual Addition for any Limitation Year beginning before January 1, 1987 will not be recomputed to treat all employee contributions as Annual Additions.

            (f) Excess Amount - means the excess of the Participant's Annual Additions over the Maximum Permissible Amount for the Limitation Year.

            (g) Highest Average Compensation - means the average 415 Compensation for the three consecutive years of Service with a Controlled Group Member that produce the highest average.

            (h) Limitation Year - means the twelve-consecutive-month period specified as such in the Adoption Agreement. All qualified plans maintained by all Controlled Group Members must use the same Limitation Year. If the Limitation Year is amended to a different twelve-consecutive-month period, the new Limitation Year must begin on a date within the Limitation Year in which the amendment is made.

            (i) Master or Prototype Plan - means a plan the form of which is the subject of a favorable opinion letter from the Internal Revenue Service.


(C) 2001                               57                Full-Flex Plan Document

            (j) Maximum Permissible Amount - means the maximum Annual Addition that may be contributed or allocated to a Participant's Contribution Accounts under the Plan for any Limitation Year, which will not exceed the lesser of:

                  (1) $30,000 (as adjusted under Code ss. 415(d)).

                  If a short Limitation Year is created because of an amendment changing the Limitation Year to a different twelve-consecutive-month period, the dollar limit above will be multiplied by the number of months (full months) in the short Limitation Year and divided by 12.

                  (2) 25% of the Participant's 415 Compensation for the
            Limitation Year.

            The limitation referred to in paragraph (2) will not apply to any contribution for medical benefits (within the meaning of Code ss. 401(h) or 419A(f)(2)) which is otherwise treated as an Annual Addition under Code ss. 415(l)(1) or 419A(d)(2).

            (k) Projected Annual Benefit - means the annual retirement benefit (adjusted to an actuarially equivalent straight-Life Annuity if such benefit is expressed in a form other than a straight-Life Annuity or qualified joint and survivor annuity) to which an individual would be entitled under the terms of a defined benefit plan assuming the individual will continue employment until normal retirement age under that plan (or current age, if later), and the individual's compensation for the current Limitation Year and all other relevant factors used to determine benefits under the Plan will remain constant for all future Limitation Years.

--------------------------------------------------------------------------------
ARTICLE XIX - LIMIT ON ELECTIVE DEFERRALS, ADP/ACP TESTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SEC. 19.1 APPLIES ONLY IF THE PLAN IS A PROFIT SHARING PLAN.

      19.1 Return of Excess Deferrals.

            (a) Refund of Excess Deferrals. A Participant may assign all or a portion of his/her Excess Deferrals for his/her taxable year to the Plan and request a refund from the Plan. The Plan Administrator will cause a refund to be made to the Participant of any such Excess Deferrals (and the gain or loss allocable thereto) by April 15 of the taxable year following the taxable year in which the deferral was made, provided a timely and proper refund request is received from the Participant.

            Excess Deferrals refunded under this section may result in a Forfeiture of Employer Safe-Harbor Matching, Regular Matching and/or Qualified Matching Contributions as provided in Sec. 5.2(e).

            (b) Request for Refund. A Participant's request for refund of Excess Deferrals must be made in writing (or in such other manner as may be expressly authorized by the Internal Revenue Service and the Plan Administrator) and must be received by March 1 of the year after the taxable year in which the amounts were deferred under the Plan. The request for refund must be accompanied by a statement that if such amounts are not distributed, the Participant's Employee Pre-Tax Contributions, when added to other Elective Deferrals, will exceed the limit imposed under Code ss. 402(g) for the taxable year in which he/she made the Employee Pre-Tax Contributions.

            A Participant will be deemed to have submitted a request for refund to the extent he/she has Excess Deferrals for the taxable year taking into account only Employee Pre-Tax Contributions under the Plan and Elective Deferrals under any other plan maintained by a Controlled Group Member.

            Excess Contributions (including the amounts recharacterized which are not distributed shall be treated as Annual Additions under Sec. 18.4.

            (c) Determining Gain or loss. Excess Deferrals to be distributed to a Participant will be adjusted for gain or loss allocable thereto using the same method specified for Excess Contributions under Sec. 19.2(d), applied solely by reference to the Employee Pre-Tax Contribution Account of the Participant.

            (d) Reduction for Excess Contributions. Excess Deferrals which would otherwise be distributed pursuant to this section will be reduced, in accordance with applicable regulations, by the Excess Contributions that have previously been distributed or recharacterized pursuant to Sec. 19.2(c) for the Plan Year beginning with or within the taxable year of the Participant.

--------------------------------------------------------------------------------
SEC. 19.2 APPLIES ONLY IF THE PLAN IS A PROFIT SHARING PLAN.

      19.2 Adjustment of Contributions Required by Code ss. 401(k).

            (a) Actual Deferral Percentage Test. The Plan will satisfy the requirements of either paragraph (1), (2) or (3) each Plan Year:

                  (1) 1.25x Test. The Plan satisfies this requirement if the
            Actual Deferral Percentage for the current Plan Year of the Eligible Employees who are Highly Compensated Employees for the current Plan Year does not exceed the following:

                        (A) If the current year testing method is specified in
                  the Adoption Agreement, 1.25 times the Actual Deferral Percentage for the current Plan Year of the group of Eligible Employees who are Non-Highly Compensated Employees for the current Plan Year.

                        (B) If the prior year testing method is specified in the
                  Adoption Agreement, 1.25 times the Actual Deferral Percentage for the prior Plan Year of the group of Eligible Employees who were Non-Highly Compensated Employees for the prior Plan Year.

                  (2) 2x/2%+ Test. The Plan satisfies this requirement if the
            Actual Deferral Percentage for the current Plan Year of the Eligible Employees who are Highly Compensated Employees for the current Plan Year does not exceed the following:

                        (A) If the current year testing method is specified in
                  the Adoption Agreement, the lesser of 2 times or 2% plus the Actual Deferral Per-


(C) 2001                               58                Full-Flex Plan Document
                  centage for the current Plan Year of the group of Eligible Employees who are Non-Highly Compensated Employees for the current Plan Year.

                        (B) If the prior year testing method is specified in the
                  Adoption Agreement, the lesser of 2 times or 2% plus the Actual Deferral Percentage for the prior Plan Year of the group of Eligible Employees who were Non-Highly Compensated Employees for the prior Plan Year.

                  (3) Safe-Harbor Contributions. The Plan satisfies this
            requirement for a Plan Year beginning on or after January 1, 1999, if:

                        (A) The Plan is designated as a Safe-Harbor Plan in the
                  Adoption Agreement and Employer Safe-Harbor Matching and/or Safe-Harbor Profit Sharing Contributions are made for the Plan Year under the Plan, or safe-harbor contributions are made for the Plan Year under another plan specified in the Adoption Agreement; and

                        (B) The Plan Administrator provides such notice to
                  Eligible Employees as is required under Code ss. 401(k)(12)(D)
                  - generally, at least 30, but not more than 90, days before the beginning of the Plan Year, the Plan Administrator will provide each Eligible Employee a notice of his/her rights and obligations under the Plan, written in a manner calculated to be understood by the average Eligible Employee. If an Employee becomes an Eligible Employee after the 90th day before the beginning of the Plan Year and does not receive the notice for that reason, the notice must be provided no more than 90 days before the Employee becomes an Eligible Employee, but not later than the date the Employee becomes an Eligible Employee.

                  If the Plan is a profit sharing plan and there is an age and service requirement imposed on participation in the Employer Safe-Harbor Matching or Safe-Harbor Profit Sharing Component, or on participation in the other plan that provides for safe-harbor contributions, that is greater than the age and service requirement imposed on participation in the Employee Pre-Tax Component, the Employee Pre-Tax Component will be treated as two such Components - one covering those Participants who have reached age 21 and completed one year of Service, and the other covering those Participants who have not reached age 21 or not completed one year of Service. The Component covering those Participants who have not reached age 21 or not completed on year of Service must comply with one of the tests in paragraphs (1) or (2), even if the Component covering those Participants who have reached age 21 and completed one year of Service complies with this paragraph (3).

            An election to use the current year testing method can be undone only if the Plan meets the requirements for changing to the prior year testing method set forth in Notice 98-1 (or subsequent guidance issued by the Internal Revenue Service). For this purpose, reliance upon paragraph
      (3) or (4) above to satisfy this section will be deemed to be an election to use the current year testing method.

            (b) Determining and Allocating the Excess Contributions. The Plan will have Excess Contributions if neither paragraph (1), (2) nor (3) of subsection (a) is satisfied for a Plan Year. The Excess Contributions will first be determined by starting with the Highly Compensated Employee(s) who has the highest Deferral Percentage, and reducing his/her Deferral Percentage to equal that of the Highly Compensated Employee(s) who has the next highest Deferral Percentage, and continuing in that manner until either paragraph (1) or (2) of subsection (a) is satisfied. The Excess Contributions will equal the sum total of the percentage reduction for each Highly Compensated Employee multiplied by his/her 414(s) Compensation for the Plan Year.

            The Excess Contributions will then be allocated among the Highly Compensated Employees starting with the Highly Compensated Employee(s) with the highest Deferral Percentage Amounts, and reducing his/her Deferral Percentage Amounts to equal those of the Highly Compensated Employee(s) with the next highest Deferral Percentage Amounts, and continuing in that manner until the Excess Contributions have been allocated among the Highly Compensated Employees.

            (c) Treatment of Allocated Excess Contributions. The portion of the Excess Contributions allocated to each Highly Compensated Employee will be treated as follows:

                  (1) If Employee After-Tax Contributions are allowed under the
            Plan, and if so specified in the Adoption Agreement at the discretion of the Plan Administrator or election of the Participant, the portion of the Excess Contributions allocated to each Highly Compensated Employee will be treated and reported as an amount distributed to the Participant and then contributed to the Plan as an Employee After-Tax Contribution. These recharacterized amounts will remain 100% vested and will continue to be treated as an Employer Contribution for the purposes specified in Treas. Reg. ss. 1.401(k)-1(f)(3)(ii)(B), but will be subject to the same distribution options as Employee After-Tax Contributions under the Plan. Amounts may not be recharacterized to the extent that such amounts, in combination with other Employee After-Tax Contributions made by the Participant, would exceed any limits imposed on Employee After-Tax Contributions under the Plan and, if recharacterization is allowed at the election of the Participant, amounts may not be recharacterized to the extent such recharacterization would cause the Plan to fail (or further fail) the Actual Contribution Percentage Test. Recharacterization must occur no later than two and one-half months after the last day of the Plan Year with respect to which the Excess Contributions relate, and will be deemed to occur no earlier than the date the last Highly Compensated Employee is informed in writing of the amount recharacterized and the consequences of such recharacterization. Recharacterized amounts will be reported as taxable to the Participant for the taxable year of the Participant in which the Participant would have received those amounts had the Participant elected to receive them in cash, determined on a "first-in", first-recharacterized" basis.


(C) 2001                               59                Full-Flex Plan Document

                  (2) Otherwise, to the extent not corrected through
            recharacterization under paragraph (1), the portion of the Excess Contributions allocated to each Highly Compensated Employee (plus any gain and minus any loss allocable thereto) will be distributed to the Highly Compensated Employee no later than the last day of the Plan Year following the Plan Year to which the Excess Contributions relate. However, to the extent such amounts are not distributed within 2 1/2 months after the last day of the preceding Plan Year, a 10% excise tax will be imposed with respect to the undistributed amount on the Participating Employers.

            Excess Contributions distributed or recharacterized under this section for a Plan Year will be reduced by the amount of any Excess Deferrals previously distributed to the Participant for the taxable year of the Participant ending with or within the Plan Year. If the entire Benefit of a Highly Compensated Employee has been distributed during the Plan Year (or prior to a corrective distribution under this section), the distribution will be deemed to have been a corrective distribution to the extent that a corrective distribution would have been required under this section.

            Excess Contributions that are recharacterized will be attributed to Employee Pre-Tax Contributions.

            Excess Contributions (plus any gain and minus any loss allocable thereto) that are distributed will be attributed to Employee Pre-Tax Contributions and to Employer Contributions that were treated as Deferral Percentage Amounts for the Plan Year in such order as may be established by the Plan Administrator. If the Plan Administrator does not establish an order, Excess Contributions will be attributed first to Employee Pre-Tax Contributions, and next to the following Employer Contributions in the following order to the extent that such contributions were treated as Deferral Percentage Amounts for the Plan Year: Employer Regular Matching Contributions, Employer Qualified Matching Contributions, Employer Regular Profit Sharing Contributions, and Employer Qualified Profit Sharing Contributions.

            Employee Pre-Tax Contributions that are recharacterized or distributed under this section may result in a Forfeiture of Employer Safe-Harbor Matching, Regular Matching and/or Qualified Matching Contributions as provided in Sec. 5.2(e).

            Excess Aggregate Contributions (including the amounts recharacterized) which are not distributed shall be treated as Annual Additions under Sec. 18.4.

            (d) Determining Gain or Loss. The Excess Contributions to be distributed to a Participant will be adjusted for gain or loss for the Plan Year plus, if so specified in the Adoption Agreement, gain or loss for the "gap period" - that is, the period between the end of the Plan Year and the date of distribution.

            The gain or loss on Excess Contributions allocated to any Participant for the Plan Year will be determined in accordance with one of the following methods as specified in the Adoption Agreement:

                  (1) If so specified in the Adoption Agreement, the gain or loss allocable to Excess Contributions for the Plan Year will be determined in accordance with a uniform method that is established by the Plan Administrator and that reasonably reflects the manner in which gain and loss is allocated to Contribution Accounts for the Plan Year.

                  (2) Otherwise, if the safe-harbor method is specified in the
            Adoption Agreement, the gain or loss allocable to Excess Contributions for the Plan Year is equal to the gain or loss allocated to the Participant's Employee Pre-Tax Contribution Account, and to the Contribution Accounts (or subaccounts thereunder) reflecting Employer Contributions that have been treated as Deferral Percentage Amounts for the Plan Year multiplied by a fraction. The numerator of the fraction is the Excess Contributions to be distributed to the Participant for the Plan Year, and the denominator of the fraction is sum of:

                        (A) The balance, as of the beginning of the Plan Year,
                  of the Participant's Employee Pre-Tax Contribution Account and the Contribution Accounts (or subaccounts thereunder) reflecting Employer Contributions that were treated as Deferral Percentage Amounts for prior Plan Years; plus

                        (B) The Participant's Employee Pre-Tax Contributions,
                  and the Employer Contributions that are treated as Deferral Percentage Amounts for the Plan Year.

            The allocable gain or loss for the gap period (if included in the distribution) will be equal to 10% of the amount of gain or loss determined above, multiplied by the number of calendar months that have elapsed between the end of the Plan Year and the date of the distribution. In determining the number of calendar months which have elapsed, any distribution made on or before the 15th day of any month will be treated as having been made on the last day of the preceding month, and any distribution made after the 15th day of any month will be treated as having been made on the first day of the next month.

            (e) Authority to Limit Contributions by Highly Compensated Employees. The Plan Administrator may at any time during the Plan Year make an estimate of the amount of Employee Pre-Tax Contributions that will be permitted under this section for the Plan Year and may reduce the maximum percent or amount permitted to be contributed by Highly Compensated Employees to the extent the Plan Administrator determines in its sole discretion to be necessary to satisfy the section.

            (f) Aggregation of Plans. If the Plan satisfies the requirements of Code ss. 401(k), 401(a)(4) or 410(b) only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of such sections of the Code only if aggregated with the Plan, then this section will be applied as if all such plans were a single plan. If the prior year testing method is specified in the Adoption Agreement, any adjustments to the Actual Deferral Percentage of the Non-Highly Compensated Employees for the prior year will be made in accordance with Notice 98-1 and any superseding guidance issued by the Internal Revenue Service. Plans may be aggregated in order to satisfy Code ss. 401(k) only if they use the same testing method and only if they have the same Plan Year.


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

            If a Highly Compensated Employee participates in two or more plans maintained by any Controlled Group Member to which Elective Deferrals are made, all such contributions must be aggregated for purposes of applying the provisions of this section. This provision will be applied by treating all such plans with Plan Years ending within the same calendar year as a single plan unless mandatorily disaggregated pursuant to regulations under Code ss. 401(k).

            (g) Disaggregation of Collective Bargaining Employees. If Collective Bargaining Employees participate in the Plan, the portion of the Plan benefiting the members of each collective bargaining unit will be treated as a separate Plan for purposes of applying this section. However, at the discretion of the Plan Administrator, two or more separate collective bargaining units may be aggregated and treated as one unit for this purpose provided the combinations of units are treated consistently from year to year.

            (h) Mergers, Spin-Offs and Asset Transfers. The Plan Administrator will determine the appropriate manner in which the Actual Deferral Percentage Test is to be applied In the event of a merger, spin-off or asset transfer involving the Plan, based upon such authority (if any) as may be issued by the Internal Revenue Service.

            (i) Records. The Plan Administrator will maintain (or cause to be maintained) records sufficient to demonstrate compliance with this section and to show the amount of Employer Contributions treated as Deferral Percentage Amounts.

      19.3 Adjustment of Contributions Required by Code ss. 401(m).

            (a) Actual Contribution Percentage Test. The Plan will satisfy the requirements of either paragraph (1), (2) or (3) each Plan Year:

                  (1) 1.25x Test. The Plan satisfies this requirement if the
            Actual Contribution Percentage for the current Plan Year of the Eligible Employees who are Highly Compensated Employees for the current Plan Year does not exceed the following:

                        (A) If the current year testing method is specified in
                  the Adoption Agreement, 1.25 times the Actual Contribution Percentage for the current Plan Year of the group of Eligible Employees who are Non-Highly Compensated Employees for the current Plan Year.

                        (B) If the prior year testing method is specified in the
                  Adoption Agreement, 1.25 times the Actual Contribution Percentage for the prior Plan Year of the group of Eligible Employees who were Non-Highly Compensated Employees for the prior Plan Year.

                  (2) 2x/2%+ Test. The Plan satisfies this requirement if the
            Actual Contribution Percentage for the current Plan Year of the Eligible Employees who are Highly Compensated Employees for the current Plan Year does not exceed the following:

                        (A) If the current year testing method is specified in
                  the Adoption Agreement, the lesser of 2 times or 2% plus the Actual Contribution Percentage for the current Plan Year of the group of Eligible Employees who are Non-Highly Compensated Employees for the current Plan Year.

                        (B) If the prior year testing method is specified in the
                  Adoption Agreement, the lesser of 2 times or 2% plus the Actual Contribution Percentage for the prior Plan Year of the group of Eligible Employees who were Non-Highly Compensated Employees for the prior Plan Year.

                  (3) Safe-Harbor Contributions. The Plan satisfies this
            requirement for a Plan Year beginning on or after January 1, 1999, if:

                        (A) The Plan is a profit sharing plan; and

                        (B) The Plan is designated as a Safe-Harbor Plan in the
                  Adoption Agreement and Employer Safe-Harbor Matching and/or Safe-Harbor Profit Sharing Contributions are made for the Plan Year under the Plan, or safe-harbor contributions are made for the Plan Year under another plan specified in the Adoption Agreement; and

                        (C) The Plan does not provide for Employer Safe-Harbor
                  Matching, Regular Matching or Qualified Matching Contributions based on Employee Pre-Tax and/or After-Tax Contributions in excess of 6% of Plan Compensation, and, if the Plan provides for Employer Safe-Harbor Matching Contributions and discretionary Employer Regular Matching Contributions, such discretionary contributions made on behalf of any Eligible Employee do not exceed 4% of Plan Compensation for the Plan Year; and

                        (D) The Plan Administrator provides such notice to
                  Eligible Employees as is required under Code ss. 401(k)(12)(D)
                  - generally, at least 30, but not more than 90, days before the beginning of the Plan Year, the Plan Administrator will provide each Eligible Employee a notice of his/her rights and obligations under the Plan, written in a manner calculated to be understood by the average Eligible Employee. If an Employee becomes an Eligible Employee after the 90th day before the beginning of the Plan Year and does not receive the notice for that reason, the notice must be provided no more than 90 days before the Employee becomes an Eligible Employee, but not later than the date the Employee becomes an Eligible Employee.

                  If the Plan provides for Employee After-Tax Contributions, such contributions must satisfy one of the tests in paragraphs (1) or (2), above, notwithstanding that contributions are otherwise provided that satisfy this paragraph (3).

            An election to use the current year testing method can be undone only if the Plan meets the requirements for changing to the prior year testing method set forth in Notice 98-1 (or subsequent guidance issued by the Internal Revenue Service). For this purpose, reliance upon paragraph
      (3) above to satisfy this section will be deemed to be an election to use the current year testing method.


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

            (b) Determining and Allocating the Excess Aggregate Contributions. The Plan will have Excess Aggregate Contributions if neither paragraph
      (1), (2) nor (3) of subsection (a) is satisfied for a Plan Year. The Excess Aggregate Contributions will first be determined by starting with the Highly Compensated Employee(s) who has the highest Contribution Percentage, and reducing his/her Contribution Percentage to equal that of the Highly Compensated Employee(s) who has the next highest Contribution Percentage, and continuing in that manner until either paragraph (1) or
      (2) of subsection (a) is satisfied. The Excess Aggregate Contributions will equal the sum total of the percentage reduction for each Highly Compensated Employee multiplied by his/her 414(s) Compensation for the Plan Year.

            The Excess Aggregate Contributions will then be allocated among the Highly Compensated Employees starting with the Highly Compensated Employee(s) with the highest Contribution Percentage Amounts, and reducing his/her Contribution Percentage Amounts to equal those of the Highly Compensated Employee(s) with the next highest Contribution Percentage Amounts, and continuing in that manner until the Excess Aggregate Contributions have been allocated among the Highly Compensated Employees.

            (c) Treatment of Allocated Excess Aggregate Contributions. The portion of the Excess Aggregate Contribution allocated to each Highly Compensated Employee will be treated as follows:

                  (1) To the extent that the portion of the Excess Aggregate
            Contributions allocated to the Highly Compensated Employee is attributable to Employer Regular Matching Contributions and he/she would not be vested in such Employer Regular Matching Contributions if his/her Termination of Service occurred on the last day of the Plan Year with respect to which such contributions were made, the amount will be treated as a Forfeiture and will be applied in the manner specified in the Adoption Agreement.

                  (2) Otherwise, the portion of the Excess Aggregate
            Contributions allocated to each Highly Compensated Employee (plus any gain and minus any loss allocable thereto) will be distributed to the Highly Compensated Employee no later than the last day of the Plan Year following the Plan Year to which the Excess Aggregate Contributions relate. However, if such amounts are distributed more than 2 1/2 months after the last day of the preceding Plan Year, a 10% excise tax will be imposed with respect to the undistributed amount on the Participating Employers.

            If the Benefit of a Highly Compensated Employee has been distributed in full during the Plan Year (or prior to a corrective distribution under this section), the distribution will be deemed to have been a corrective distribution to the extent that a corrective distribution would have been required under this section.

            Excess Aggregate Contributions will be attributed to Employee After-Tax Contributions and to Employer Contributions that were treated as Contribution Percentage Amounts for the Plan Year in such order as may be established by the Plan Administrator. If the Plan Administrator does not establish an order, Excess Aggregate Contributions will be attributed first to Employee After-Tax Contributions, next to the following Employer Contributions in the following order to the extent that such contributions were treated as Contribution Percentage Amounts for the Plan Year:
      Employer Regular Matching Contributions, Employer Qualified Matching Contributions, Employer Qualified Profit Sharing Contributions, Employer Safe-Harbor Matching Contributions, Employer Safe-Harbor Profit Sharing Contributions, and finally to Employee Pre-Tax Contributions that were treated as Contribution Percentage Amounts for the Plan Year.

            Employee After-Tax Contributions that are distributed under this section may result in a Forfeiture of Employer Safe-Harbor Matching, Regular Matching and/or Qualified Matching Contributions as provided in Sec. 5.2(e).

            (d) Determining Gain or Loss. The Excess Aggregate Contributions to be distributed to a Participant will be adjusted for gain or loss for the Plan Year plus, if so specified in the Adoption Agreement, gain or loss for the "gap period" - that is, the period between the end of the Plan Year and the date of distribution.

            The gain or loss on Excess Aggregate Contributions allocated to any Participant for the Plan Year will be determined in accordance with one of the following methods as specified in the Adoption Agreement:

                  (1) If so specified in the Adoption Agreement, the gain or loss allocable to Excess Aggregate Contributions for the Plan Year will be determined in accordance with a uniform method that is established by the Plan Administrator and that reasonably reflects the manner in which income and loss is allocated to Contribution Accounts for the Plan Year.

                  (2) Otherwise, if the safe-harbor method is specified in the
            Adoption Agreement, the gain or loss allocable to Excess Aggregate Contributions for the Plan Year will be equal to the gain or loss allocated to the Participant's Employee After-Tax Contribution Account and to the Contribution Accounts (or subaccounts thereunder) reflecting Employee Pre-Tax Contributions and Employer Contributions that have been treated as Contribution Percentage Amounts for the Plan Year multiplied by a fraction. The numerator of the fraction is the Excess Aggregate Contributions to be distributed to the Participant for the Plan Year, and the denominator of the fraction is sum of:

                        (A) The balance, as of the beginning of the Plan Year,
                  of the Participant's Employee After-Tax Contribution Account and the Contribution Accounts (or subaccounts thereunder) reflecting Employee Pre-Tax Contributions and Employer Contributions that have been treated as Contribution Percentage Amounts for prior Plan Years; plus

                        (B) The Employee After-Tax Contributions and the
                  Employee Pre-Tax Contributions and Employer Contributions that are treated as Contribution Percentage Amounts for the Plan Year.

            The allocable gain or loss for the gap period (if included in the distribution), will be equal to 10% of the amount of gain or loss determined above, multiplied by the


(C) 2001                               62                Full-Flex Plan Document
      number of calendar months that have elapsed between the end of the Plan Year and the date of the distribution. In determining the number of calendar months which have elapsed, any distribution made on or before the 15th day of any month will be treated as having been made on the last day of the preceding month, and any distribution made after the 15th day of any month will be treated as having been made on the first day of the next month.

            (e) Authority to Limit Contributions By Highly Compensated Employees. The Plan Administrator may at any time during the Plan Year make an estimate of the amount of Employee After-Tax Contributions and Employer Regular Matching Contributions that will be permitted under this section for the Plan Year and may reduce the maximum percent or amount permitted to be contributed as Employee Pre-Tax or After-Tax Contributions by Highly Compensated Employees to the extent the Plan Administrator determines to be necessary to satisfy this section.

            The Lead Employer further reserves the right to amend the schedule for Employer Regular Matching Contributions (whether such schedule is set forth in this Adoption Agreement or a writing filed with the records of the Plan) to reduce or eliminate such contributions for Highly Compensated Employees to be made with respect to Elective Deferrals made after the later of the effective date or adoption date of the amendment.

            (f) Aggregation of Plans. If the Plan satisfies the requirements of Code ss. 401(m), 401(a)(4) or 410(b) only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of such sections of the Code only if aggregated with the Plan, then this section will be applied as if all such plans were a single plan. If the prior year testing method is specified in the Adoption Agreement, any adjustments to the Actual Contribution Percentage of the Non-Highly Compensated Employees for the prior year will be made in accordance with Notice 98-1 and any superseding guidance issued by the Internal Revenue Service. Plans may be aggregated in order to satisfy Code ss. 401(m) only if they use the same testing method and only if they have the same Plan Year.

            If a Highly Compensated Employee participates in two or more plans maintained by any Controlled Group Member to which Employee After-Tax Contributions or Employer Safe-Harbor Matching, Regular Matching or Qualified Matching Contributions are made, all such contributions must be aggregated for purposes of applying the provisions of this section. This provision will be applied by treating all such plans with Plan Years ending within the same calendar year as a single plan unless mandatorily disaggregated pursuant to regulations under Code ss. 401(m).

            (g) Disaggregation of Collective Bargaining Employees. If Collective Bargaining Employees participate in the Plan, the portion of the Plan benefiting the members of each collective bargaining unit will be treated as a separate plan for purposes of applying this section. This section will not apply to the portion of the Plan benefiting Collective Bargaining Employees.

            (h) Mergers, Spin-Offs and Asset Transfers. The Plan Administrator will determine the appropriate manner in which the Actual Contribution Percentage Test is to be applied in the event of a merger, spin-off or asset transfer involving the Plan, based upon such authority (if any) as may be issued by the Internal Revenue Service.

            (i) Records. The Plan Administrator will maintain (or cause to be maintained) records sufficient to demonstrate compliance with this section and to show the amount of the Employee Pre-Tax Contributions and the Employer Contributions treated as Contribution Percentage Amounts.

      19.4 No Multiple Use of Alternative Limitations. This section will apply only if the Plan does not rely on Sec. 19.2(a)(3) or (4) to satisfy the Average Deferral Percentage Test, and the 1.25x Test is not satisfied under either Sec.
19.2 or 19.3 (after the recharacterization, distributions or Forfeitures called for under such sections).

            (a) Multiple Use Test. The sum of the Actual Deferral Percentage and the Actual Contribution Percentage of the group of Eligible Employees who are Highly Compensated Employees for the current Plan Year (after adjustment of each under Sec. 19.2 and 19.3) will not exceed the greater of the following:

                  (1) The sum of the following amounts:

                        (A) 1.25 multiplied by the greater of the Actual
                  Deferral Percentage or the Actual Contribution Percentage of the group of Eligible Employees who are Non-Highly Compensated Employees; and

                        (B) The lesser of 2 multiplied by, or 2% plus, the
                  lesser of the Actual Deferral Percentage or the Actual Contribution Percentage of the group of Eligible Employees who are Non-Highly Compensated Employees.

                  (2) The sum of the following amounts:

                        (A) 1.25 multiplied by the lesser of the Actual Deferral
                  Percentage or the Actual Contribution Percentage of the group of Eligible Employees who are Non-Highly Compensated Employees; and

                        (B) The lesser of 2 multiplied by, or 2% plus, the
                  greater of the Actual Deferral Percentage or the Actual Contribution Percentage of the group of Eligible Employees who are Non-Highly Compensated Employees.

            The Actual Deferral Percentage and Actual Contribution Percentage of the group of Eligible Employees who are Non-Highly Compensated Employees that is used above will be Actual Deferral Percentage and Actual Contribution Percentage for the same Plan Year used in Sec. 19.2 and 19.3 (depending on whether the current year or prior year testing method is used).

            (b) Correcting for Multiple Use. If the Multiple Use Test is not satisfied, additional corrective action will be taken under either Sec.
      19.2 or 19.3, as specified in the Adoption Agreement.

      19.5 Exception to Notice and Consent Requirements. Excess Deferrals, Excess Contributions and Excess Aggregate Contributions may be distributed without regard to any notice or consent requirements otherwise imposed on distributions from the Plan.


(C) 2001                               63                Full-Flex Plan Document

      19.6 Defined Terms. For purposes of this Article (or where the context requires elsewhere in the Plan), the following definitions will apply:

            (a) Actual Contribution Percentage - means the average of the Contribution Percentages of the group of Eligible Employees who are Non-Highly Compensated Employees, and of the group of Eligible Employees who are Highly Compensated Employees.

            If the prior year testing method is specified in the Adoption Agreement, for the first Plan Year that the Plan permits any Participant to make Employee After-Tax Contributions or for which Employer Regular Matching Contributions are made (and provided this is not a successor plan), for purposes of the prior year testing method, the Actual Contribution Percentage for the prior Plan Year of the group of Eligible Employees who are Non-Highly Compensated Employees for the prior Plan Year will be deemed to be the greater of:

                  (1) 3%; or

                  (2) The Actual Contribution Percentage for the current Plan
            Year of the group of Eligible Employees who are Non-Highly Compensated Employees for the current Plan Year.

            If the prior year testing method is specified in the Adoption Agreement, and there has been a plan coverage change as defined in Notice 98-1 or subsequent guidance issued by the Internal Revenue Service, the Actual Contribution Percentage for Eligible Employees who are Non-Highly Compensated Employees for the prior Plan Year will be the weighted average of the percentages for the various prior year subgroups calculated in accordance with Notice 98-1 or subsequent guidance issued by the Internal Revenue Service. However, if 90% or more of the total number of Non-Highly Compensated Employees from all prior year subgroups are from a single prior year subgroup, or under such other circumstances as may be permitted by the Internal Revenue Service, the Plan Administrator may elect to use the Actual Contribution Percentage for such single prior year subgroup in lieu of using a weighted average.

            The Actual Contribution Percentage will be calculated to the nearest one-hundredth of one percent.

            The Plan Administrator will direct the manner in which the Actual Contribution Percentage will be determined in the event of a merger or spin-off involving the Plan during the Plan Year.

            (b) Actual Deferral Percentage - means the average of the Deferral Percentages of the group of Eligible Employees who are Non-Highly Compensated Employees, and of the group of Eligible Employees who are Highly Compensated Employees.

            If the prior year testing method is specified in the Adoption Agreement, for the first Plan Year that the Plan permits any Participant to make Employee Pre-Tax Contributions (and provided this is not a successor plan), for purposes of the prior year testing method, the Actual Deferral Percentage for the prior Plan Year of the group of Eligible Employees who are Non-Highly Compensated Employees for the prior Plan Year will be deemed to be the greater of:

                  (1) 3%; or

                  (2) The Actual Deferral Percentage for the current Plan Year of the group of Eligible Employees who are Non-Highly Compensated Employees for the current Plan Year.

            If the prior year testing method is specified in the Adoption Agreement, and there has been a plan coverage change as defined in Notice 98-1 or subsequent guidance issued by the Internal Revenue Service, the Actual Deferral Percentage of the group of Eligible Employees who are Non-Highly Compensated Employees for the prior Plan Year will be the weighted average of the percentages for the various prior year subgroups calculated in accordance with Notice 98-1 or subsequent guidance issued by the Internal Revenue Service. However, if 90% or more of the total number of Non-Highly Compensated Employees from all prior year subgroups are from a single prior year subgroup, or under such other circumstances as may be permitted by the Internal Revenue Service, the Plan Administrator may elect to use the Actual Deferral Percentage for such single prior year subgroup in lieu of using a weighted average.

            The Actual Deferral Percentage will be calculated to the nearest one-hundredth of one percent.

            The Plan Administrator will direct the manner in which the Actual Deferral Percentage will be determined in the event of a merger or spin-off involving the Plan during the Plan Year.

            (c) Contribution Percentage - means the ratio (expressed as a percentage) determined by dividing the Contribution Percentage Amounts of the Eligible Employee for the Plan Year by his/her 414(s) Compensation for the Plan Year.

            (d) Contribution Percentage Amounts - means the sum of the following:

                  (1) The Employee After-Tax Contributions made by the
            Participant for the Plan Year (including Employee Pre-Tax Contributions recharacterized as Employee After-Tax Contributions under Sec. 19.2(c)(1)), but excluding any such contributions refunded to comply with the Annual Addition limit of Code ss. 415.

                  (2) The Employer Regular Matching Contributions made on behalf of the Participant for the Plan Year, but excluding any such contributions to the extent that the Plan Administrator directs that such contributions be treated as Deferral Percentage Amounts for the Plan Year, and excluding any such contributions that are deemed to be Forfeitures pursuant to Sec. 5.2(e).

                  If the Plan provides for Employer Safe-Harbor Matching
            Contributions but does not satisfy the requirements of Sec. 19.3(a)(3), the Employer Safe-Harbor Matching Contributions made on behalf of the Participant for the Plan Year will be treated in the same manner as described above for Employer Regular Matching Contributions.

                  (3) The Employer Qualified Matching Contributions made on
            behalf of the Participant for the Plan Year to the extent that the Plan Administrator directs that such contributions be treated as Contribution Percentage Amounts for the Plan Year, but excluding any


(C) 2001                               64                Full-Flex Plan Document
            such contributions that are deemed to be Forfeitures pursuant to Sec. 5.2(e).

                  (4) The Employer Qualified Profit Sharing Contributions made on behalf of the Participant for the Plan Year to the extent that the Plan Administrator directs that such contributions be treated as Contribution Percentage Amounts for the Plan Year.

                  (5) The Employer Safe-Harbor Profit Sharing Contributions made on behalf of the Participant for the Plan Year, but only to the extent that such contributions exceed the minimum required (that is, 3% of Plan Compensation) to satisfy the safe-harbor requirements of Code ss. 401(k)(12)(C), and only to the extent the Plan Administrator directs that such contributions in excess of the minimum required be treated as Contribution Percentage Amounts for the Plan Year.

                  (6) If so specified in the Adoption Agreement and to the
            extent the Plan Administrator directs that any of the following amounts be treated as Contribution Percentage Amounts for the Plan
            Year:

                        (A) Employee Pre-Tax Contributions, (provided that the
                  Actual Deferral Percentage Test is satisfied both with and without the exclusion of such contributions), but excluding any such contributions refunded to comply with the Annual Addition limit of Code ss. 415.

                        (B) Employer Regular Profit Sharing Contributions made
                  on behalf of the Participant for the Plan Year (provided that such contributions satisfy the requirements to be Employer Qualified Profit Sharing Contributions and further provided that the non-discrimination requirements of Code ss. 401(a)(4) are satisfied both with and without the exclusion of such contributions).

                  If the Plan provides for Employer Safe-Harbor Profit
            Contributions but does not satisfy the requirements of Sec. 19.2(a)(3), the Employer Safe-Harbor Profit Sharing Contributions made on behalf of the Participant for the Plan Year will be treated in the same manner as described above for Employer Regular Profit Sharing Contributions (otherwise, they will be treated as described in (5)). However, Employer Safe-Harbor Profit Sharing Contributions may be treated as Contribution Percentage Amounts regardless of whether it is specified in the Adoption Agreement that such treatment is permitted for Employer Regular Profit Sharing Contributions.

            Employee After-Tax Contributions will be included in the Contribution Percentage Amounts for the Plan Year in which such contributions were paid to the Funding Agent.

            Elective Deferrals and Employer Contributions made for a Plan Year will be included as part of the Contribution Percentage Amounts for such Plan Year only if paid to the Funding Agent before the end of the 12-month period immediately following the Plan Year; otherwise, they will be included as part of the Contribution Percentage Amounts for the Plan Year in which paid to the Funding Agent.

            (e) Deferral Percentage - means the ratio (expressed as a percentage) determined by dividing the Deferral Percentage Amounts of the Eligible Employee for the Plan Year by his/her 414(s) Compensation for the Plan Year.

            (f) Deferral Percentage Amounts - means the sum of the following:

                  (1) The Employee Pre-Tax Contributions made on behalf of the
            Participant for the Plan Year, including any Excess Deferrals of Highly Compensated Employees that are distributed under Sec. 19.1, but excluding any Excess Deferrals of Non-Highly Compensated Employees made under the plans of the Controlled Group Members, and excluding any such contributions refunded to comply with the Annual Addition limit of Code ss. 415.

                  (2) The Employer Qualified Matching Contributions made on
            behalf of the Participant for the Plan Year, but excluding any such contributions that the Plan Administrator directs be treated as Contribution Percentage Amounts for the Plan Year, and excluding any such contributions that are treated as Forfeitures pursuant to Sec. 5.2(e).

                  (3) The Employer Qualified Profit Sharing Contributions made on behalf of the Participant for the Plan Year, but excluding any such contributions that the Plan Administrator directs be treated as Contribution Percentage Amounts for the Plan Year.

                  (4) If so specified in the Adoption Agreement and to the
            extent the Plan Administrator directs that any of the following amounts be treated as Deferral Percentage Amounts for the Plan Year:

                        (A) Employer Regular Profit Sharing Contributions made
                  on behalf of the Participant for the Plan Year (provided that such contributions satisfy the requirements to be Employer Qualified Profit Sharing Contributions and further provided that the non-discrimination requirements of Code ss. 401(a)(4) are satisfied both with and without the exclusion of such contributions).

                        (B) Employer Regular Matching Contributions made on
                  behalf of the Participant for the Plan Year (provided that such contributions satisfy the requirements to be Employer Qualified Matching Contributions), but excluding any such contributions that are treated as Forfeitures pursuant to Sec. 5.2(e).

                  If the Plan provides for Employer Safe-Harbor Matching
            Contributions but does not satisfy the requirements of Sec. 19.2(a)(3), the Employer Safe-Harbor Matching Contributions made on behalf of the Participant for the Plan Year will be treated in the same manner as described above for Employer Regular Matching Contributions. Similarly, if the Plan provides for Employer Safe-Harbor Profit Contributions but does not satisfy the requirements of Sec. 19.2(a)(3), the Employer Safe-Harbor Profit Sharing Contributions made on behalf of the Participant for the Plan Year will be treated in the same manner as described above for Employer Regular Profit Sharing


(C) 2001                               65                Full-Flex Plan Document

            Contributions. However, Employer Safe-Harbor Matching and Profit Sharing Contributions may be treated as Deferral Percentage Amounts regardless of whether it is specified in the Adoption Agreement that such treatment is permitted for Employer Regular Matching and Profit sharing Contributions.

            Elective Deferrals and Employer Contributions made for a Plan Year will be included as part of the Deferral Percentage Amounts for such Plan Year only if paid to the Funding Agent before the end of the 12-month period immediately following the Plan Year; otherwise, they will be included in the Deferral Percentage Amounts for the Plan Year in which paid to the Funding Agent.

            (g) Eligible Employee - means:

                  (1) For purposes of calculating the Actual Deferral
            Percentage, any Participant who is eligible to make Employee Pre-Tax Contributions for any portion of the Plan Year (regardless of whether he/she makes such contributions).

                  (2) For purposes of calculating the Actual Contribution
            Percentage:

                        (A) Any Participant who is eligible to make Employee
                  After-Tax Contributions for any portion of the Plan Year (regardless of whether he/she makes such contributions);

                        (B) Any Participant who would be eligible to receive an
                  Employer Safe-Harbor, Regular or Qualified Matching Contribution for the Plan Year were he/she to have made Match Eligible Contributions (regardless of whether he/she makes such contributions), or

                        (C) If Employee Pre-Tax Contributions are treated as
                  Contribution Percentage Amounts for the Plan Year, any Participant who is eligible to make Employee Pre-Tax Contributions for any portion of the Plan Year (regardless of whether he/she makes such contributions).

            The Plan Administrator may direct that Non-Highly Compensated Employees who have not attained age 21 or have not completed one year of Service (or who have not yet reached the Entry Date for the applicable Component after having attained such age and completed such service), may be disregarded and treated as not being Eligible Employees. However, this is permitted only if the portion of the Component that covers Participants (either Highly Compensated Employees or Non-Highly Compensated Employees) who have not attained age 21 or have not completed one year of Service (or who have not yet reached the Entry Date for the applicable Component after having attained such age and completed such service), and the remaining portion of the Component each satisfy the coverage requirements of Code ss. 410(b).

            (h) Excess Deferrals - means the amount of any Elective Deferrals made for the taxable year of a Participant in excess of the limit for such year under Code ss. 402(g). Excess Deferrals shall be treated as Annual Additions under Sec. 18.4 unless such amounts are distributed no later than the first April 15 following the close of the Participant's taxable year.

            (i) 414(s) Compensation for the Plan Year - means Plan Compensation for the Plan Year, but disregarding any exclusions specified in the Adoption Agreement other than exclusions of Employee Pre-Tax Contributions and other Elective Deferrals, amounts that are excluded under Code ss. 125, and reimbursements or other expense allowances, fringe benefits (cash and non-cash), moving expenses, deferred compensation and welfare benefits, and any amounts in excess of the limit imposed under Code ss. 401(a)(17).

            414(s) Compensation for the Plan Year only includes amounts paid after the Entry Date for the applicable Component.

--------------------------------------------------------------------------------
ARTICLE XX- MISCELLANEOUS PROVISIONS
--------------------------------------------------------------------------------

      20.1 Offset For Leased Employee Benefits. The contributions received by a Leased Employee under a qualified plan maintained by the leasing organization and that are attributable to services performed for a Participating Employer may be applied as an offset against Employer Regular Profit Sharing Contributions, or Employer Regular Pension Contributions, in such manner as the Plan Administrator determines is consistent with Code ss. 414(n).

      20.2 Coverage Failures. If the Plan is a non-standardized plan, and it would otherwise fail to satisfy the coverage requirements of Code ss.410(b) for a Plan Year because of a requirement that a Participant be employed on the last day of the Plan Year or complete a specified number (greater than 500) of Hours of Service during the Plan Year in order to receive an Employer Regular Matching or Regular Profit Sharing Contribution, or Employer Regular Pension Contribution, then the last day of the Plan Year requirement (if any) will not apply for such Plan Year. If the Plan still fails to satisfy the coverage requirements after such modification, then the Hours of Service requirement will be applied using 500 Hours of Service instead of the number otherwise specified in the Adoption Agreement.

      20.3 Qualified Military Service. The Plan will comply with the requirements of Code ss. 414(u) with respect to each Participant who is absent from service because of "qualified military service" (as defined in code ss. 414(u)(5)) provided that he/she returns to employment within such period after the end of the qualified military service as is prescribed under Code ss. 414(u) (or other federal law cited therein). Accordingly, any such Participant will be permitted to make additional Employee Pre-Tax Contributions after his/her reemployment, will receive Employer Contributions, and will receive service credit for the period of qualified military service as required under Code ss. 414(u).

      This provision will apply beginning on December 12, 1994.

      20.4 No Diversion. The Funding Vehicle(s) will be for the exclusive purpose of providing benefits to Participants and Beneficiaries and defraying reasonable expenses of administering the Plan. Accordingly, Plan Assets may not be used for, or diverted to, purposes other than for the exclusive benefit of Participants and their Beneficiaries and no amendment will be effective if it causes such diversion. Notwithstanding the foregoing:

            (a) Contributions Made by Mistake. If any contribution (or portion thereof) is made by a mistake of fact, the Funding Agent will, upon written direction of the Lead Employer or Plan Administrator, return such contribution within one year after the payment of the contribution to the Funding Vehicle. However, gains attributable to such contribution or


(C) 2001                               66                Full-Flex Plan Document
      portion thereof will not be returned, but will remain in the Funding Vehicle and will be credited to a Pending Allocation Account. However, the amount returned will be reduced by any losses attributable to such contribution (or portion thereof).

            (b) Contributions Conditioned on Qualification. Contributions are conditioned upon initial qualification of the Plan under Code ss. 401(a). If the Plan receives an adverse determination from the Internal Revenue Service with respect to such initial qualification, the Funding Agent will, upon written direction of the Lead Employer or Plan Administrator, return the amount of such contribution within one year after the date of denial of qualification of the Plan; provided, however, that the application for qualification must have been submitted to the Internal Revenue Service by the time prescribed by law for filing the Lead Employer's federal income tax return for the taxable year in which the Plan is adopted, or by such later date as the Secretary of the Treasury may prescribe. For this purpose, the amount to be so returned will be the contributions actually made, adjusted for the investment experience of, and any expenses chargeable against, the portion of the Plan Assets attributable to the contributions actually made to the Plan.

            (c) Contributions Conditioned on Deductibility. Each employer contribution is conditioned upon its deductibility under Code ss. 404. To the extent the deduction is disallowed by the Internal Revenue Service, the Funding Agent will, upon written direction of the Lead Employer or Plan Administrator, return such contribution (to the extent disallowed) within one year after the disallowance of the deduction. However, gains attributable to such contribution (or disallowed portion thereof) will not be returned but will remain in the Funding Vehicle and will be credited to a Pending Allocation Account, and the amount returned will be reduced by any losses attributable to such contribution (or disallowed portion thereof).

            (d) Residual Assets. If any residual assets remain in the Funding Vehicles after the liabilities of the Plan to Participants and Beneficiaries have been satisfied, such residual assets will be returned to Participating Employers.

      In the case of any such return of contributions, adjustments will be made to the Contribution Accounts of Participants, and any Pending Allocation Account resulting from gains on returned amounts will be applied, in such manner as is directed by the Plan Administrator.

      20.5 Qualified Domestic Relations Orders. Notwithstanding any contrary provision, an individual who is entitled to payments from the Plan as an "alternate payee" pursuant to a qualified domestic relations order (as defined in Code ss. 414(p)) may, if the order so provides, receive a lump sum payment from the Plan of the amount payable to such individual as soon as administratively practicable after the date the order is determined to be a qualified domestic relations order, and all time for appeal of such determination has elapsed under the qualified domestic relations order procedures prescribed by the Plan Administrator. This payment form is available in addition to any payment forms otherwise provided under the Plan and authorized under the qualified domestic relations order.

      The Plan Administrator will be responsible for determining the "qualified" status of a domestic relations order, and a domestic relations order will not be effective for any purpose of the Plan until it is adopted by the court or applicable state authority and it is determined to be a qualified domestic relations order by the Plan Administrator. The Plan Administrator is not obligated to take any action (e.g., suspending distributions or investment transactions) in response to a proposed or draft order, or on information that any order is to be filed with the Plan. Further, the Plan Administrator may suspend payments under an order that it previously has determined to be a qualified domestic relations order if the Plan Administrator has received evidence calling into question the validity of such order under applicable domestic relations law. In such case, the Plan Administrator will take such actions as he/she/it deems reasonable to determine the validity of the order.

      A qualified domestic relations order may provide for an immediate assignment of only the vested portion of a Contribution Account, but may not provide for an immediate assignment of that portion of the vested portion of a Contribution Account that is subject to any lien (e.g., the portion that is subject to a tax levy, or the portion that secures a loan made to the Participant).

      20.6 Use of Employer's Checking Account for Withholding. If the Plan is required to electronically pay any federal tax withholding amount on any withdrawal or distribution, the Plan Administrator may direct that the tax withheld on the withdrawal or distribution be transferred to the checking account of the Lead Employer to facilitate the electronic payment of such withholding amount, subject to the approval of the Funding Agent.

      20.7 Insurance Company Not Responsible for Validity of Plan. No insurance company that issues a contract under the Plan will have any responsibility for the validity of the Plan. An insurance company to which an application may be submitted hereunder may accept such application and will have no duty to make any investigation or inquiry regarding the authority of the applicant to make such application or any amendment thereto or to inquire as to whether an individual on whose life any contract is to be issued is entitled to such contract under the Plan.

      20.8 Adjustment of Dollar Limits. The dollar limits imposed under the Code for various purposes as specified in the Plan will be adjusted from time to time for cost-of-living increases as provided in the Code.

      20.9 No Guarantee of Employment. Participation in the Plan does not constitute a guarantee or contract of employment with any Controlled Group Member. Participation in the Plan will in no way interfere with any rights the employer has to determine the duration of employment or the duration of an individual's status as a Self-Employed Individual.

      20.10 Headings. Headings at the beginning of Articles and Sections are for convenience of reference, will not be considered a part of the text of the Plan, and will not influence its construction.

      20.11 Capitalized Definitions. Capitalized terms used in the Plan will have their meaning as defined in the Plan unless the context clearly indicates to the contrary.

      20.12 Gender. Any references to the masculine gender include the feminine and vice versa.

      20.13 Use of Compounds of Word "Here". Use of the words "hereof", "herein", "hereunder", or similar compounds of the word "here" will mean and refer to the entire Plan unless the context clearly indicates to the contrary.


(C) 2001                               67                Full-Flex Plan Document

      20.14 Plan Construed as a Whole. The provisions of the Plan will be construed as a whole in such manner as to carry out the provisions thereof and will not be construed separately without relation to the context.

      20.15 Benefiting. A Participant is treated as benefiting under the Plan for any Plan Year during which the Participant received or is deemed to receive an allocation in accordance with Treas. Reg. ss. 1.410(b)-3(a).


(C) 2001                               68                Full-Flex Plan Document

                                                              PRINTED -- 3/19/03

--------------------------------------------------------------------------------

PROTOTYPE DEFINED CONTRIBUTION PLAN

FULL-FLEX PROFIT SHARING PLAN (With 401(k) Option)
Non-Standardized (003)

ADOPTION AGREEMENT

--------------------------------------------------------------------------------

AMENDED FOR THE URUGUAY ROUND AGREEMENTS ACT ("GATT"), THE UNIFORM SERVICES EMPLOYMENT AND REEMPLOYMENT RIGHTS ACT OF 1994 ("USERRA"), THE SMALL BUSINESS JOB PROTECTION ACT OF 1996 ("SBJPA"), THE TAXPAYER RELIEF ACT OF 1997 ("TRA '97"), THE INTERNAL REVENUE SERVICE RESTRUCTURING AND REFORM ACT OF 1998 AND THE COMMUNITY RENEWAL TAX RELIEF ACT OF 2000 (COLLECTIVELY REFERRED TO AS "GUST").

YOU SHOULD CONSULT AN ATTORNEY BEFORE ADOPTING THIS PLAN. ALTHOUGH THIS PROTOTYPE PLAN IS SPONSORED BY FAEGRE & BENSON LLP, NO ATTORNEY-CLIENT RELATIONSHIP EXISTS BETWEEN AN EMPLOYER ADOPTING THIS PROTOTYPE AND FAEGRE & BENSON LLP, SOLELY AS A RESULT OF THE ADOPTION, AND FAEGRE & BENSON LLP HEREBY EXPRESSLY DISCLAIMS ANY SUCH RELATIONSHIP.

                                                NATIONAL OFFICE LETTER
                                                DATE:          DECEMBER 12,2001
                                                SERIAL NUMBER: K270954A

(C) 2001                                                         Full-Flex - 003

                      PROTOTYPE DEFINED CONTRIBUTION PLAN

                                TABLE OF CONTENTS

A.    PREAMBLE ............................................................    1
B.    LEAD AND PARTICIPATING EMPLOYER INFORMATION .........................    1
      Lead Employer: [Plan Sec. 2.40] .....................................    1
      Participating Employers: [Plan Secs. 2.50 and 15.1] .................    1
C.    PLAN INFORMATION ....................................................    1
      Plan: [Plan Sec. 1.1] ...............................................    1
      Plan Year: [Plan Sec. 2.58] .........................................    1
      Plan Administrator: [Plan Secs. 2.54 and 14.1] ......................    2
      Funding Vehicle: [Plan Secs. 1.3 and 2.32] ..........................    2
      Controlling Law State: [Plan Sec. 1.4] ..............................    2
D.    ELIGIBILITY AND SERVICE REQUIREMENTS ................................    3
      Excluded Employment Categories: [Plan Sec. 2.14(a)] .................    3
      Age and Service Requirements: [Plan Sec. 3.1(a)] ....................    4
      Entry: [Plan Secs. 2.27 and 3.1(a)] .................................    4
      Hours of Service: [Plan Sec. 2.64] ..................................    4
      Method to Determine Service for Eligibility Purposes:
          [Plan Sec. 2.64] ................................................    4
      Method to Determine Service for Vesting Purposes:
          [Plan Sec. 2.64] ................................................    5
      Break in Service Rules for Eligibility and Vesting:
          [Plan Secs. 2.8, 3.3 and 10.2(m)] ...............................    6
      Predecessor Employer Credit: [Plan Secs. 2.59 and
          2.64(c)] ........................................................    6
      Waiver of Entry Requirements: [Plan Sec. 3.1(f)] ....................    7
      Election Not to Participate: [Plan Sec. 3.5] ........................    8
E.    PLAN COMPENSATION ...................................................    8
      Plan Compensation: [Plan Sec. 2.56] .................................    8
      Plan Compensation for the Plan Year: [Plan Sec. 2.57] ...............   10
      Imputed Earnings While Disabled: [Plan Sec. 2.56(e)] ................   10
F.    EMPLOYEE PRE-TAX COMPONENT ..........................................   10
      Employee Pre-Tax Contributions: [Plan Sec. 4.1] .....................   10
      Age and Service Requirements: [Plan Sec. 3.1(a)] ....................   10
      Entry: [Plan Secs. 2.27 and 3.1(a)] .................................   11
      Pay Reduction Contributions -
          Minimums/Maximums: [Plan Sec. 4.1(a)] ...........................   11
      Pay Reduction Agreements: [Plan Sec. 4.1(a)] ........................   12
      Cash or Deferred Contributions: [Plan Sec. 4.1(c)] ..................   13
      In-Service Withdrawals: [Plan Sec. 11.2] ............................   14
G.    EMPLOYEE AFTER-TAX COMPONENT ........................................   14
      Employee After-Tax Contributions: [Plan Sec. 4.2] ...................   14
      Age and Service Requirements/Entry: [Plan Secs. 2.27
          and 3.1(a)] .....................................................   14
      Payroll Withholding Contributions: [Plan Sec. 4.2(a)] ...............   14
      Direct Contributions: [Plan Sec. 4.2(c)] ............................   15
      Required Contributions - Thrift Plan: [Plan Sec
          4.2(b)] .........................................................   15
      In-Service Withdrawals: [Plan Sec. 11.2] ............................   15
H.    EMPLOYER SAFE-HARBOR COMPONENT ......................................   16
      Employer Safe-Harbor Contributions: [Plan Secs. 5.1
          and 6.1] ........................................................   16
      Age and Service Requirements: [Plan Sec. 3.1(a)] ....................   16
      Employer Safe-Harbor Contributions: [Plan Sec. 5.1] .................   17
      In-Service Withdrawals: [Plan Sec. 11.2] ............................   18
I.    EMPLOYER REGULAR MATCHING COMPONENT .................................   19
      Employer Regular Matching Contributions: [Plan Sec
          5.2] ............................................................   19
      Excluded Employment Categories: [Plan Sec. 2.14(a)] .................   19
      Age and Service Requirements: [Plan Sec. 3.1(a)] ....................   19
      Entry: [Plan Secs. 2.27 and 3.1(a)] .................................   19
      Requirements to Receive an Employer Regular
          Matching Contribution: [Plan Sec. 5.2(a) or (b)] ................   19
      Matching Formula: [Plan Sec. 5.2(a) or (b)] .........................   21
      Minimums and Maximums: [Plan Sec. 5.2(d)] ...........................   27
      Vesting Schedule for Employer Regular Matching
          Component: [Plan Sec. 10.2(e)] ..................................   27
      Treatment of Forfeitures: [Plan Sec. 5.2(g)] ........................   28
      In-Service Withdrawals: [Plan Sec. 11.2] ............................   29
J.    EMPLOYER REGULAR PROFIT SHARING COMPONENT ...........................   30
      Profit Sharing Contributions: [Plan Sec. 6.2] .......................   30
      Excluded Employment Categories: [Plan Sec. 2.14(a)] .................   30
      Age and Service Requirements: [Plan Sec. 3.1(a)] ....................   30
      Entry: [Plan Secs. 2.27 and 3.1(a)] .................................   30
      Requirements to Share in the Employer Regular Profit
          Sharing Contribution: [Plan Sec. 6.2(a) or (b)] .................   31
      Contribution/Allocation Formula: [Plan Sec. 6.2(a) or
          (b)] ............................................................   32
      Vesting Schedule for Employer Regular Profit Sharing
          Component: [Plan Sec. 10.2(e)] ..................................   36
      Treatment of Forfeitures: [Plan Sec. 6.2(d)] ........................   37
      In-Service Withdrawals: [Plan Sec. 11.2] ............................   38
K.    EMPLOYER QUALIFIED MATCHING AND PROFIT SHARING
      COMPONENT ...........................................................   39
      Employer Qualified Contributions: [Plan Secs. 5.3 and
          6.3] ............................................................   39
      Employer Qualified Matching Contributions
          (QMACs): [Plan Sec. 5.3] ........................................   39
      Employer Qualified Profit Sharing Contributions
          (QNECs): [Plan Sec. 6.3] ........................................   40
      In-Service Withdrawals: [Plan Sec. 11.2] ............................   41
L.    EMPLOYEE ROLLOVER COMPONENT .........................................   41
      Employee Rollover Contributions: [Plan Sec. 4.5] ....................   41
      In-Service Withdrawals: [Plan Sec. 11.2] ............................   41
M.    RETIREMENT, DISABILITY AND HARDSHIP .................................   42
      Retirement Age: [Plan Secs. 2.19 and 2.47] ..........................   42
      Disability: [Plan Sec. 2.18] ........................................   42
      Hardship: [Plan Sec. 2.33] ..........................................   42
N.    SPECIAL VESTING RULES ...............................................   43
      Vesting: [Plan Sec. 10.2(e)] ........................................   43
      Service Disregarded for Vesting: [Plan Sec. 10.2(f)] ................   43
      Special Vesting Events: [Plan Sec. 10.2(b)] .........................   43
      Forfeitures: [Plan Sec. 10.2(g)] ....................................   43
      Vesting Formula for Partially Vested: [Plan Sec
          10.2(c) and (g)] ................................................   44
      Reinstatement upon Return to Service: [Plan Sec
          10.2(h)] ........................................................   44
      Special Vesting Rules for Life Insurance: [Plan Sec
          10.3] ...........................................................   44
O.    EMPLOYER SECURITIES .................................................   45
      Employer Securities: [Plan Sec. 14.15 and 14.16] ....................   45
      Voting Provisions: [Plan Secs. 14.15(d) and 14.16] ..................   45
      Tender Provisions: [Plan Secs. 14.15(e) and 14.16] ..................   45
      In-Kind Distribution Option: [Plan Sec. 12.3(c)] ....................   46
P.    PAYMENT OF BENEFITS .................................................   46
      Balances Less Than Cash-Out Amount: [Plan Sec
          12.4] ...........................................................   46
      Balances More Than Cash-Out Amount: [Plan Sec
          12.3(a)] ........................................................   46
      Payment Forms: [Plan Secs. 12.3(b) and 12.6] ........................   47
      Payment Medium: [Plan Sec. 12.3(c)] .................................   48
      Beneficiary: [Plan Secs. 13.1 and 13.3] .............................   48
      Minimum Distributions: [Plan Secs. 2.62 and 12.7] ...................   49


(C) 2001                                                         Full-Flex - 003
                                       i

Q.    TOP-HEAVY PROVISIONS ................................................   50
      Top-Heavy Eligible Participant: [Plan Sec. 17.4(k)] .................   50
      Top-Heavy Contribution Requirement: [Plan Sec
          17.1] ...........................................................   51
      Top-Heavy Vesting Schedule: [Plan Sec. 17.2] ........................   51
      Coordination With Other Qualified Plans: [Plan Sec.
          17.1] ...........................................................   51
R.    CODE ss. 415 COORDINATION ...........................................   52
      415 Compensation: [Plan Sec. 18.4(b)] ...............................   52
      Limitation Year: [Plan Sec. 18.4(h)] ................................   52
      Correction Method: [Plan Sec. 18.1(b)] ..............................   52
      Coordination With Other Plans: [Plan Sec. 18.2 and
          18.3] ...........................................................   53
S.    SPECIAL TESTING RULES ...............................................   53
      Highly Compensated Employees: [Plan Sec. 2.35] ......................   53
      ADP/ACP Testing Method: [Plan Sec. 19.2 and 19.3] ...................   53
      Other Elections Regarding ADP/ACP Testing: [Plan
          Sec. 19.2, 19.3 and 19.4] .......................................   54
      Gain or Loss on Excess Contributions: [Plan Sec
          19.1(d), 19.2(d) and 19.3(d)] ...................................   55
T.    SPECIAL EFFECTIVE DATE RULES ........................................   55
U.    FROZEN CONTRIBUTIONS ACCOUNTS .......................................   56
V.    OTHER INFORMATION FOR THE PARTICIPATING EMPLOYERS ...................   56
W.    SPONSOR OF THE PROTOTYPE ............................................   57
X.    RELIANCE ON IRS OPINION LETTER ......................................   58
Y.    LEAD EMPLOYER SIGNATURE .............................................   58
Z.    TRUSTEE OR CUSTODIAN SIGNATURE ......................................   59


(C) 2001                                                         Full-Flex - 003
                                       ii

PROTOTYPE DEFINED CONTRIBUTION PLAN

FULL-FLEX PROFIT SHARING PLAN (With 401(k) Option)
Non-Standardized (003)

ADOPTION AGREEMENT

--------------------------------------------------------------------------------
A. PREAMBLE
--------------------------------------------------------------------------------
A.1.  BY THIS AGREEMENT, THE LEAD EMPLOYER HEREBY ... [CHECK ONE]:

a.    [ ] adopts a new profit sharing plan as of ... [COMPLETE]:

            1.    Original Effective Date: [MONTH DAY, YEAR].

b. [X] amends/restates its existing profit sharing plan effective as of ... [COMPLETE 1. AND 2.]:

            1.    Amendment Effective Date: December 1, 2002 [MONTH DAY, YEAR].

            2.    Original Effective Date:  July 1, 1985 [MONTH DAY, YEAR].
                                            [NOTE: INSERT THE ORIGINAL EFFECTIVE
                                            DATE OF THIS PLAN, WHETHER AS THIS
                                            PROTOTYPE, ANOTHER PROTOTYPE, OR IN
                                            ANY OTHER FORM. IF TWO OR MORE PLANS
                                            HAVE BEEN MERGED OR CONSOLIDATED,
                                            INSERT THE ORIGINAL EFFECTIVE DATE
                                            OF THE PLAN SHOWN AS THE SURVIVING
                                            PLAN FOR GOVERNMENT FILING PURPOSES
                                            (E.G., FORM 5500).]

--------------------------------------------------------------------------------------------------------------
B. LEAD AND PARTICIPATING EMPLOYER INFORMATION
--------------------------------------------------------------------------------------------------------------
LEAD EMPLOYER:                B.1.  Lead Employer Name:    MOCON, Inc.   .
[PLAN SEC. 2.40]
                              B.2.  Lead Employer EIN:    41-0903312   .

PARTICIPATING EMPLOYERS:      B.3.  The Participating Employers are the...[CHECK EACH THAT APPLIES]: [NOTE:  IF THERE ARE
[PLAN SECS. 2.50 AND 15.1]          MORE THAN THREE PARTICIPATING EMPLOYERS, ATTACH THE PARTICIPATING EMPLOYER ADDENDUM.]

                              a.    [ ] Lead Employer.
                              b.    [X] following Controlled Group Members ... [COMPLETE]:

                                    1.  Participating Employer:

                                             Name: Baseline-MOCON, Inc. .
                                             Employer EIN: 84-0616264 .

                                    2.  Participating Employer:

                                             Name: Microanalytics Instrumentation Corp. .
                                             Employer EIN: 74-2632086 .

                                    3.  Participating Employer:

                                             Name: Lab Connections, Inc.
                                             Employer EIN: 41-1925024 .

                                    [NOTE: A CONTROLLED GROUP MEMBER WILL IMMEDIATELY CEASE TO BE A
                                    PARTICIPATING EMPLOYER AS OF THE DATE IT CEASES TO BE A CONTROLLED GROUP
                                    MEMBER.]

--------------------------------------------------------------------------------------------------------------
C. PLAN INFORMATION
--------------------------------------------------------------------------------------------------------------

PLAN:                         C.1.  Plan Name: MOCON, Inc. Savings and Retirement Plan .
[PLAN SEC. 1.1]
                              C.2.  Plan Number: 001 . [NOTE: THIS IS THE THREE-DIGIT IDENTIFYING NUMBER
                                    (E.G., 001) THAT THE EMPLOYER ASSIGNS FOR GOVERNMENT FILING PURPOSES
                                    (E.G., FORM 5500).]

PLAN YEAR:                    C.3.  The Plan Year is the twelve-consecutive-month period ending each December 31
[PLAN SEC. 2.58]                    [MONTH DAY] [CHECK EACH THAT APPLIES]:


(C) 2001                                                   1                                            Full-Flex - 003


[PLAN SEC. 2.58]              a.    [ ]   The first Plan Year is a short year that began on the Original
                                          Effective Date and ended ___ [MONTH DAY, YEAR].

                              b.    [ ]   The Plan Year has been amended. The last Plan Year before the amendment ended ___ [MONTH DAY, YEAR], and the short Plan Year resulting from the amendment began the next day and ended ___ [MONTH DAY, YEAR].

PLAN ADMINISTRATOR:           C.4.  The Plan Administrator is the ... [CHECK ONE]:
[PLAN SECS. 2.54 AND 14.1]

                              a.    [X]   Lead Employer. [NOTE: THE LEAD EMPLOYER MAY DELEGATE ADMINISTRATIVE
                                          AUTHORITY TO AN INDIVIDUAL OR COMMITTEE.]

                              b.    [ ]   following individual or entity ... [COMPLETE]:

                                          Name: _______________ .

                              c.    [ ]   following committee of individuals ... [CHECK ONE]: [NOTE: EITHER THE
                                          NAME OF THE COMMITTEE OR THE INDIVIDUAL COMMITTEE MEMBERS MUST BE SPECIFIED.]

                                          1.    [ ] Name of committee: ____ .
                                          2.    [ ] Committee members ... [COMPLETE]:

                                                    Name: _____.
                                                    Name: _____.
                                                    Name: _____.
                                                    Name: _____.
                                                    Name: _____.
                                                    Name: _____.
                                                    Name: _____.

FUNDING VEHICLE:              C.5.  The Funding Vehicle(s) for the Plan include ... [CHECK EACH THAT APPLIES]:
[PLAN SECS. 1.3 AND 2.32]

                              a.    [X] a Trust Fund with ... [CHECK EACH THAT APPLIES]:

                                          1.    [ ] individual trustee(s). [NOTE: INDIVIDUAL TRUSTEE(S) MAY SERVE ON A
                                                    DISCRETIONARY OR DIRECTED BASIS PURSUANT TO THE TRUST AGREEMENT.]
                                          2.    [X] a financial organization serving pursuant to the Trust Agreement ...
                                                    [CHECK ONE]:

                                                    a.    [X] for a Directed Trustee.
                                                    b.    [ ] with a Discretionary Trustee Option.

                              b.    [ ]   a Custodial Account. [NOTE: THIS OPTION IS APPROPRIATE ONLY FOR A PLAN
                                          MAINTAINED BY AN UNINCORPORATED BUSINESS AND THAT COVERS SELF-EMPLOYED
                                          INDIVIDUALS. ALSO, THE CUSTODIAN MUST BE A BANK OR OTHER ORGANIZATION
                                          AUTHORIZED TO ACT AS A CUSTODIAN WITH RESPECT TO QUALIFIED PLANS.]

                              c.    [ ]   Annuity Funding Contract(s).

CONTROLLING LAW STATE:        C.6.  The Plan will be construed and administered in accordance with the laws of
[PLAN SEC. 1.4]                     the State or Commonwealth of Minnesota to the extent that such laws are not preempted by the laws of the United States of America.


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D. ELIGIBILITY AND SERVICE REQUIREMENTS
--------------------------------------------------------------------------------------------------------------

EXCLUDED EMPLOYMENT           D.1.  Covered Employment does not include employment as ... [CHECK EACH OF a.
CATEGORIES:                         THROUGH l. THAT APPLIES, OR CHECK m. OR n.]: [NOTE: COVERED EMPLOYMENT
[PLAN SEC. 2.14(A)]                 ONLY INCLUDES EMPLOYMENT WITH A PARTICIPATING EMPLOYER. HOWEVER, IT DOES
                                    NOT INCLUDE EMPLOYMENT AS A COLLECTIVE BARGAINING EMPLOYEE UNLESS THE
                                    COLLECTIVE BARGAINING AGREEMENT PROVIDES FOR PARTICIPATION IN THE PLAN
                                    UNDER THE TERMS SET FORTH IN THIS ADOPTION AGREEMENT.]

                              a.    [X]   a non-resident alien who receives no earned income (within the meaning of Code ss. 911(d)(2)) from a Participating Employer which constitutes income from sources within the United States (within the meaning of
                                          Code ss. 861(a)(3)), or who receives such earned income but it is all exempt from income tax in the United States under the terms of an income tax convention.

                              b.    [ ]   a Highly Compensated Employee.

                                    [NOTE: EXCLUDING ANY OF THE FOLLOWING CATEGORIES MAY RESULT IN FAILURE TO
                                    SATISFY THE COVERAGE REQUIREMENTS OF CODE ss. 410(B).]

                              c.    [ ]   a Key Employee.
                              d.    [X]   a Leased Employee.
                              e.    [ ]   a Self-Employed Individual (that is, a sole proprietor or partner with respect to a Participating Employer).
                              f.    [ ]   a salaried Employee.
                              g.    [ ]   an hourly-wage Employee.
                              h.    [ ]   an Employee paid primarily on a commission basis.
                              i.    [ ]   an Employee working outside the United States.
                              j.    [ ]   a citizen or resident of a foreign country, except those who work in the United States under the following VISA or NAFTA categories ... [CHECK ONE]:

                                          1.    [ ] All categories are excluded except as expressly required by United
                                                    States Immigration Law.
                                          2.    [ ] The following categories are included [SPECIFY]: ___.

                              k.    [ ]   an Employee in any of the following units or locations [SPECIFY] ___:
                                          [NOTE: TO EXCLUDE ALL EMPLOYEES OF A CONTROLLED GROUP MEMBER, DO NOT
                                          DESIGNATE THAT CONTROLLED GROUP MEMBER AS A PARTICIPATING EMPLOYER.]
                              l.    [ ]   other [SPECIFY]: ___.

Collective                    m.    [ ]   The Plan is exclusively a collective bargaining plan - thus, the only
Bargaining Only                           Employees in Covered Employment are those Collective Bargaining Employees
Plan                                      who are covered by the following collective bargaining agreement(s) that provides for participation in the Plan ... [COMPLETE]: [NOTE: ALL OTHER
                                          EMPLOYEES ARE EXCLUDED FROM ALL COMPONENTS.]

                                         1. _____.
                                         2. _____.
                                         3. _____.
                                         4. _____.
                                         5. _____.

Prevailing Wage               n.    [ ]   The Plan is exclusively a "prevailing wage" plan - thus, the only
Only Plan                                 Employees in Covered Employment are those who are employed on prevailing wage projects specified in J.8.f. or on the Prevailing Wage Addendum.
                                          [NOTE: ALL OTHER EMPLOYEES ARE EXCLUDED FROM ALL COMPONENTS.]

                              D.2.  Covered Employment ... [CHECK ONE]:

                              a.    [ ]   does not include employment during the transition period following a stock or asset acquisition described in Code ss. 410(b)(6)(C) ... [CHECK IF
                                          APPLICABLE]:


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                                          1.    [ ] subject to the following exceptions [COMPLETE]: [NOTE: FOR EACH LISTED
                                                    ACQUISITION, EMPLOYMENT BECOMES COVERED EMPLOYMENT AS OF THE
                                                    EFFECTIVE DATE LISTED FOR THAT ACQUISITION (UNLESS THE EMPLOYMENT IS
                                                    EXCLUDED UNDER D.1.).]

                                                    Acquisition:     ___.
                                                    Effective Date:  ___.

                                                    Acquisition:     ___.
                                                    Effective Date:  ___.

                                                    Acquisition:     ___.
                                                    Effective Date:  ___.

                              b.    [X]   includes employment during the transition period following a stock or asset acquisition described in Code ss. 410(b)(6)(C) (unless the employment is excluded under D.1.).

                                    [NOTE: THIS PROVISION APPLIES ONLY TO AN INDIVIDUAL WHO BECOMES AN EMPLOYEE AS A
                                    RESULT OF THE ACQUISITION. THE "TRANSITION PERIOD" BEGINS ON THE DATE OF SUCH
                                    ACQUISITION AND ENDS ON THE LAST DAY OF THE FIRST PLAN YEAR BEGINNING AFTER THE
                                    DATE OF SUCH ACQUISITION (OR, IF EARLIER, UPON ANY SIGNIFICANT CHANGE IN
                                    COVERAGE OF THE PLAN OTHER THAN AS A RESULT OF SUBSEQUENT ACQUISITION).]

AGE AND SERVICE               D.3.  The age requirement for participation will be determined separately for
REQUIREMENTS:                       each Component, as specified in F.2., G.2., H.2., I.3. and J.3.
[PLAN SEC. 3.1(a)]

                              D.4.  The service requirement for participation will be determined separately for each Component, as specified in F.3., G.2., H.2., I.4. and J.4.

ENTRY:                        D.5.  An Employee in Covered Employment will become an Active Participant in a
[PLAN SECS. 2.27 AND 3.1(a)]        Component on the Entry Date that coincides with or next follows the date he/she satisfies the age and service requirements for such Component, except as otherwise provided in J.5. with respect to the Employer Regular
                                    Profit Sharing Component.

                              D.6.  The Entry Dates will be determined separately for each Component, as specified in F.5., G.2., H.2., I.6. and J.6.

HOURS OF SERVICE:             D.7.  An Employee for whom a record of actual hours is not maintained or
[PLAN SEC. 2.64]                    available (E.G., SALARIED EMPLOYEES) will be credited with ... [CHECK ONE]:

[COMPLETE IF HOURS ARE        a.    [ ] 190 Hours of Service for each month
USED FOR ANY PURPOSE -        b.    [ ] 95 Hours of Service for each semi-monthly payroll period
E.G., ELIGIBILITY, VESTING    c.    [X] 45 Hours of Service for each week
OR ALLOCATIONS]               d.    [ ] 10 Hours of Service for each day

                                    ... in which he/she has one or more Hours of Service.

                              D.8.  An Employee for whom a record of actual hours is maintained and available will be credited with ... [CHECK ONE]:

                              a.    [X] actual Hours of Service.
                              b.    [ ] the same equivalency as specified in D.7.

METHOD TO DETERMINE SERVICE   D.9.  Service will be determined for eligibility purposes using the ... [CHECK
FOR ELIGIBILITY PURPOSES:           ONE]:
[PLAN SEC. 2.64]
                              a.    [X] hour count method ... [COMPLETE AS NECESSARY] [NOTE: THIS OPTION SHOULD
  [COMPLETE ONLY IF A SERVICE       BE ELECTED IF THE HOUR COUNT METHOD IS USED TO DETERMINE SERVICE UNDER ANY
  REQUIREMENT IS IMPOSED            COMPONENT.]
  ON PARTICIPATION IN ONE OR
  MORE COMPONENTS]                  1.    An Employee must complete at least 1000 [1,000 OR LESS] Hours of
                                          Service during an eligibility computation period for it to count as a year of


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                                          Service.

                                    2.    The eligibility computation period is the twelve-consecutive-month period beginning on the Service Commencement Date and each ... [CHECK
                                          ONE]:

                                          a.    [X] Plan Year beginning after the Service Commencement Date.
                                          b.    [ ] anniversary of the Service Commencement Date.

                                    3.    An Employee will have satisfied the service requirement as of the ... [CHECK ONE]:

                                          a.    [X] end of the eligibility computation period during which
                                          b.    [ ] date during the eligibility computation period as of which

                                          ... he/she has completed the required Hours of Service.

                                    4.    The hour count method applies to ... [CHECK ONE]:

                                          a.    [X] all Employees.
                                          b.    [ ] Employees who are ... [CHECK EACH THAT APPLIES]:

                                                    1.     [ ] classified as "full-time"
                                                    2.     [ ] classified as "part-time"
                                                    3.     [ ] classified as "temporary" or "seasonal"
                                                    4.     [ ] paid on an hourly-wage basis
                                                    5.     [ ] paid on a salaried basis
                                                    6.     [ ] employed with the following Participating Employers
                                                               [SPECIFY]: ___,

                                                    ... and the elapsed time method applies to all other Employees.

                              b.    [ ] elapsed time method.

METHOD TO DETERMINE SERVICE   D.10. Service will be determined for vesting purposes using the ... [CHECK ONE]:
FOR VESTING PURPOSES:
[PLAN SEC. 2.64]              a.    [X] hour count method ... [COMPLETE AS NECESSARY]

  [COMPLETE ONLY IF A VESTING       1.    An Employee must complete at least 1000 [1,000 OR LESS] Hours of
  SCHEDULE APPLIES WITH                   Service during a vesting computation period for it to count as a
  RESPECT TO THE EMPLOYER                 year of Service.
  REGULAR MATCHING OR
  REGULAR PROFIT SHARING            2.    The vesting computation period is the ... [CHECK ONE OF a. THROUGH c.,
  COMPONENT]                              AND CHECK d. IF IT APPLIES]:

                                          a.    [X] Plan Year.
                                          b.    [ ] twelve-consecutive-month period ending each ___ [MONTH DAY].
                                          c.    [ ] twelve-consecutive-month period beginning on the Service
                                                    Commencement Date and each anniversary of the Service Commencement
                                                    Date.

                                          [CHECK d. IF THE VESTING COMPUTATION PERIOD HAS BEEN AMENDED]

                                          d.    [ ] The vesting computation period has been amended. The last vesting computation period before the amendment ended ___ [MONTH DAY,
                                                    YEAR], the special vesting computation period resulting from the amendment began ___ [MONTH DAY, YEAR] and ended ___ [MONTH DAY, YEAR], and the vesting computation period after the amendment is specified above beginning ___ [MONTH DAY, YEAR]. [NOTE: THE SPECIAL VESTING
                                                    COMPUTATION PERIOD MUST BE TWELVE MONTHS IN LENGTH.]

                                    3.    A Break in Service will occur if the Employee has 500 [500 OR LESS]
                                          or fewer Hours of Service during a vesting computation period.

                                    4.    The hour count method applies to ... [CHECK ONE]:


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                                    a.    [X] all Participants.
                                    b.    [ ] Participants who are  ... [CHECK EACH THAT APPLIES]:

                                                1.    [ ] classified as "full-time"
                                                2.    [ ] classified as "part-time"
                                                3.    [ ] classified as "temporary" or "seasonal"
                                                4.    [ ] paid on an hourly-wage basis
                                                5.    [ ] paid on a salaried basis
                                                6.    [ ] employed with the following Participating Employers [SPECIFY]: ___,

                                                ... and the elapsed time method applies to all other
                                                Participants, with Service calculated based on completed years of Service (disregarding fractional years).

                              b.    [ ]   elapsed time method, with Service for vesting purposes being calculated at Termination of Service based on ... [CHECK ONE]:

                                    1.    [ ]   completed years of Service (disregarding fractional years).
                                    2.    [ ]   completed and fractional years of Service, with fractional years calculated based on completed ... [CHECK ONE]:

                                                a.    [ ] days (365 completed days equals one year).
                                                b.    [ ] months (12 completed months equals one year).

BREAK IN SERVICE RULES FOR    D.11. Service prior to a Break in Service of one year or more ... [CHECK ONE]:
ELIGIBILITY AND VESTING:
[PLAN SECS. 2.8, 3.3 AND      a.    [X]   will be taken into account for eligibility and vesting purposes
10.2(m)]                                  immediately upon a subsequent return to employment under all Components
                                          (unless disregarded under D.12.).

                              b.    [ ]   will not be taken into account for eligibility or vesting purposes under the ... [CHECK EACH THAT APPLIES]:

                                          1.    [ ] Employer Regular Matching Component
                                          2.    [ ] Employer Regular Profit Sharing Component

                                          ... until the Employee completes one year of Service after the Break in Service (in which case Service will be retroactively restored to the Employee). However, such Service will be taken into account immediately upon a subsequent return to employment under each other
                                          Component (unless otherwise disregarded under D.12). [NOTE: USE OF
                                          THIS OPTION b. MAY REQUIRE THAT RETROACTIVE EMPLOYER REGULAR
                                          MATCHING OR REGULAR PROFIT SHARING CONTRIBUTIONS BE MADE ON BEHALF
                                          OF THE PARTICIPANT.]

                              D.12. In the case of a Participant who had no vested interest in his/her Account prior to a period of five or more consecutive one-year Breaks in Service
                                    (other than a vested interest in an Employee After-Tax, Deductible,
                                    Forfeiture Restoration or Rollover Contribution Account), Service prior to such period ... [CHECK ONE]:

                                    a.    [X] will not
                                    b.    [ ] will

                                    ... be taken into account for eligibility or vesting purposes after a subsequent return to employment. [NOTE: IN ALL OTHER CASES AND FOR
                                    ALL PARTICIPANTS WITH A VESTED INTEREST IN THEIR ACCOUNTS, SERVICE
                                    PRIOR TO A BREAK IN SERVICE WILL BE COUNTED AFTER A SUBSEQUENT
                                    RETURN TO EMPLOYMENT (SUBJECT TO ANY RESTRICTIONS SPECIFIED IN
                                    D.11).]

PREDECESSOR EMPLOYER          D.13. Employment with the following Predecessor Employer(s) which did not
CREDIT:                             maintain the Plan ... [COMPLETE AS APPROPRIATE]: [NOTE: CODE ss. 414(a)
[PLAN SECS. 2.59 AND 2.64(C)]       REQUIRES THAT SERVICE WITH A PREDECESSOR EMPLOYER BE TAKEN INTO ACCOUNT IF
                                    A PLAN OF THE PREDECESSOR EMPLOYER IS MAINTAINED BY A CONTROLLED GROUP
                                    MEMBER. THE SERVICE CREDIT UNDER THIS D.13. IS IN ADDITION TO THAT
                                    REQUIRED UNDER CODE ss. 414(A).] [NOTE: IF THERE IS MORE THAN ONE
                                    PREDECESSOR EMPLOYER, ATTACH THE PREDECESSOR EMPLOYER ADDENDUM.]


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                                    Name: ______.
                                    Employer Identification Number:______ .

                                    ... counts as Service for ... [CHECK EACH THAT APPLIES]:

                                          1.    [ ] eligibility purposes, with Service with the Predecessor Employer calculated based on ... [CHECK ONE]:

                                                a.  [ ] Hours of Service from ... [CHECK ONE]:

                                                        1.   [ ] last date of hire.
                                                        2.   [ ] original date of hire.
                                                        3.   [ ] other [SPECIFY]: ___.

                                                b.  [ ] elapsed time from ... [CHECK ONE]:

                                                        1.   [ ] last date of hire.
                                                        2.   [ ] original date of hire.
                                                        3.   [ ] other [SPECIFY]: ___.

                                          2.    [ ] vesting purposes, with Service with the Predecessor Employer calculated based on ... [CHECK ONE]:

                                                a.  [ ] Hours of Service from ... [CHECK ONE]:

                                                        1.   [ ] last date of hire.
                                                        2.   [ ] original date of hire.
                                                        3.   [ ] other [SPECIFY]:       .

                                                b.  [ ] elapsed time from ... [CHECK ONE]:

                                                        1.   [ ] last date of hire.
                                                        2.   [ ] original date of hire.
                                                        3.   [ ] other [SPECIFY]: ___.

                                          However, prior service credit for vesting purposes will be limited to ___ years. [COMPLETE IF DESIRED.]

                                          3.    [ ] determining whether the Participant is entitled to share in the
                                                    Employer Regular Matching or Regular Profit Sharing Contribution.
                                                    For such Participant, the compensation paid by the Predecessor
                                                    Employer ... [CHECK ONE]:

                                                    a.    [ ] is not
                                                    b.    [ ] is

                                          ... counted as Plan Compensation for purposes of determining or allocating the Employer Regular Matching or Regular Profit Sharing
                                          Contribution for the first year of participation under this Plan.

WAIVER OF ENTRY               D.14. An Employee in Covered Employment ... [CHECK ONE]:
REQUIREMENTS:
[PLAN SEC. 3.1(f)]            a.    [X]   must always satisfy the age and/or service requirements to become an
                                          Active Participant.
                              b.    [ ]   will become an Active Participant on the ... [CHECK ONE]:

                                          1.    [ ] Original Effective Date
                                          2.    [ ] following date: ___ [MONTH DAY, YEAR]

                                          ... even if he/she has not satisfied the ... [CHECK EACH THAT APPLIES]:

                                          3.    [ ] age
                                          4.    [ ] service

                                          ... requirement for participation in the Component.

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                                          This age and/or service waiver applies with respect to ... [CHECK 5.,
                                          OR CHECK EACH OF 6. THROUGH 8. THAT APPLIES]:

                                          5.    [ ] all Components.
                                          6.    [ ] the Employee Pre-Tax Component (and those Components with eligibility and entry tied to such Component).
                                          7.    [ ] the Employer Regular Matching Component.
                                          8.    [ ] the Employer Regular Profit Sharing Component.

                                    [NOTE: THE WAIVER ALSO APPLIES WITH RESPECT TO THE EMPLOYEE AFTER-TAX
                                    COMPONENT, IF ANY, IF ELIGIBILITY AND ENTRY IS TIED TO THAT
                                    COMPONENT UNDER G.2.]

ELECTION NOT TO PARTICIPATE:  D.15. May an Employee elect not to participate in the Plan? [CHECK ONE]:
[PLAN SEC. 3.5]

                              a.    [X]   No. [SKIP TO SECTION E.]
                              b.    [ ]   Yes ... [CHECK ONE]: [NOTE: THIS OPTION MAY RESULT IN FAILURE TO
                                          SATISFY THE COVERAGE REQUIREMENTS OF CODE ss. 410(B) UNLESS IT IS LIMITED
                                          TO HIGHLY COMPENSATED EMPLOYEES.]

                                    1.    [ ]   if he/she has a religious objection to participation in the
                                                Plan.
                                    2.    [ ]   for any reason ... [CHECK IF APPLICABLE]:

                                                a.  [ ] but only if he/she is a Highly Compensated Employee.

--------------------------------------------------------------------------------------------------------------
E. PLAN COMPENSATION
--------------------------------------------------------------------------------------------------------------

[NOTE: PLAN COMPENSATION WILL BE USED FOR NONDISCRIMINATION TESTING UNLESS THE PLAN ADMINISTRATOR EXPRESSLY
DIRECTS THAT A DIFFERENT DEFINITION OF COMPENSATION BE USED FOR SUCH TESTING FOR A PARTICULAR PLAN YEAR.
TESTING COMPENSATION MAY BE USED TO DETERMINE AN EMPLOYER QUALIFIED PROFIT SHARING CONTRIBUTION IF SO ELECTED
IN K.5. NOTWITHSTANDING THE ELECTIONS IN THIS ITEM E.]

PLAN COMPENSATION:            E.1.  Plan Compensation means ... [CHECK ONE]:
[PLAN SEC. 2.56]
                              a.    [ ]   earnings required to be reported in the Wages, Tips and Other Compensation box of Form W-2.
                              b.    [X]   earnings for purposes of Code ss. 415(c)(3).
                              c.    [ ]   earnings for purposes of federal income tax withholding.

                                    [NOTE: UNLESS SPECIFICALLY EXCLUDED BELOW, PLAN COMPENSATION INCLUDES
                                    EMPLOYEE PRE-TAX CONTRIBUTIONS, OTHER ELECTIVE DEFERRALS AND AMOUNTS THAT
                                    ARE EXCLUDED FROM INCOME UNDER CODE ss. 125.]

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                              E.2.  Plan Compensation does not include ... [CHECK EACH THAT APPLIES]:

                                     With respect to  With respect to
                                       the Employer   the Employer
                                       Safe-Harbor,   Safe-Harbor,
                                        Regular or     Regular or
                                        Qualified      Qualified*
                                        Matching     Profit Sharing
                                        Component      Component
                                        ---------      ---------

                              a.           [ ]            [ ]       Employee Pre-Tax Contributions and other
                                                                    Elective Deferrals.
                              b.           [ ]            [ ]       amounts that are excluded from income under
                                                                    Code ss. 125 (cafeteria plan).
                              c.           [X]            [X]       reimbursements or other expense allowances,
                                                                    fringe benefits (cash and non-cash), moving
                                                                    expenses, deferred compensation and welfare
                                                                    benefits.

                                    *     EXCEPT AS OTHERWISE ELECTED IN K.5. WITH RESPECT TO THE EMPLOYER
                                          QUALIFIED PROFIT SHARING COMPONENT.

                                    [NOTE: THE FOLLOWING EXCLUSIONS (d. THROUGH k.) DO NOT APPLY FOR PURPOSES
                                    OF THE EMPLOYER SAFE-HARBOR MATCHING OR SAFE-HARBOR PROFIT SHARING
                                    COMPONENT. ALSO, THE EXCLUSIONS DO NOT APPLY FOR PURPOSES OF THE EMPLOYER
                                    REGULAR PROFIT SHARING COMPONENT IF EMPLOYER REGULAR PROFIT SHARING
                                    CONTRIBUTIONS ARE DETERMINED OR ALLOCATED UNDER AN INTEGRATED FORMULA.]
                                    [NOTE: EXCLUDING ANY OF THE FOLLOWING ITEMS WILL REQUIRE THE DEFINITION OF
                                    PLAN COMPENSATION TO BE TESTED FOR DISCRIMINATION UNDER CODE ss. 414(s).]

                              d.           [ ]            [ ]       amounts in excess of $___ . [NOTE: THE
                                                                    AMOUNT THAT MAY BE TAKEN INTO ACCOUNT FOR A
                                                                    PLAN YEAR IS ALREADY LIMITED UNDER CODE
                                                                    ss. 401(A)(17). INCLUDE AN AMOUNT HERE ONLY IF
                                                                    A LIMIT LESS THAN THE OTHERWISE APPLICABLE LIMIT
                                                                    IS INTENDED.]
                              e.           [ ]            [ ]       severance pay paid at or prior to Termination of
                                                                    Service. [NOTE: SEVERANCE PAY OR OTHER
                                                                    AMOUNTS PAID AFTER TERMINATION OF SERVICE ARE
                                                                    AUTOMATICALLY EXCLUDED.]
                              f.           [ ]            [ ]       bonuses.
                              g.           [ ]            [ ]       commissions.
                              h.           [ ]            [ ]       overtime. [NOTE: EXCLUDING OVERTIME
                                                                    PAYMENTS WITH RESPECT TO CERTAIN CONTRIBUTION
                                                                    TYPES MAY RAISE ISSUES UNDER FEDERAL AND/OR
                                                                    STATE WAGE AND HOUR LAWS.]
                              i.           [ ]            [ ]       amounts paid in any form other than cash.
                              j.           [ ]            [ ]       amounts contributed under the following
                                                                    incentive, bonus or equity plan(s) [SPECIFY]: ___.

                                    [NOTE: AMOUNTS PAID AFTER AN EMPLOYEE CEASES TO BE AN ACTIVE PARTICIPANT
                                    IN ANY COMPONENT ARE AUTOMATICALLY EXCLUDED FROM PLAN COMPENSATION FOR
                                    THAT COMPONENT.]


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PLAN COMPENSATION FOR THE     E.3.  Plan Compensation for the Plan Year means the Plan Compensation paid
PLAN YEAR:                          within the Plan Year ... [CHECK IF APPLICABLE]:
[PLAN SEC. 2.57]
                              a.    [ ]   except for purposes of the ... [CHECK EACH THAT APPLIES]:
  [COMPLETE ONLY IF THE PLAN
  INCLUDES AN EMPLOYER                    1.    [ ] Employer Regular Matching Component,
  REGULAR MATCHING OR                     2.    [ ] Employer Regular Profit Sharing Component,
  REGULAR PROFIT SHARING
  COMPONENT]                              ... where Plan Compensation for the Plan Year means Plan Compensation paid within the twelve-consecutive-month period that ends each
                                          [MONTH DAY] within the Plan Year.

                                          In the case of a Participant hired during such
                                          twelve-consecutive-month period, Plan Compensation for the Plan Year means Plan Compensation paid within ... [CHECK ONE]:

                                          3.    [ ] such twelve-consecutive-month period.

                                          4.    [ ] the Plan Year.

                              E.4.  Plan Compensation for the Plan Year does not include amounts paid prior to the Entry Date ... [CHECK IF APPLICABLE]:

                              a.    [ ]   except for purposes of the ... [CHECK ONE OR BOTH OF 1. AND 2.,
                                          OR CHECK 3.]

                                          1.    [ ] Employer Regular Matching Component,
                                          2.    [ ] Employer Regular Profit Sharing Component,
                                          3.    [ ] Employer Contribution Components (Employer Safe-Harbor, Regular
                                                and Qualified Matching Components, and Employer Safe-Harbor, Regular
                                                and Qualified Profit Sharing Components, as applicable)

                                          ... where Plan Compensation for the Plan Year includes amounts paid during the determination period in E.3., but prior to the Entry Date.

IMPUTED EARNINGS WHILE        E.5.  Plan Compensation ... [CHECK ONE]:
DISABLED:
[PLAN SEC. 2.56(E)]           a.    [X]   will not
                              b.    [ ]   will
  [COMPLETE ONLY IF THE PLAN
  INCLUDES AN EMPLOYER              ... be imputed to a Participant during periods of total disability (as defined
  REGULAR PROFIT SHARING            in Code ss. 22(e)(3)) for purposes of determining or allocating Employer Regular
  COMPONENT]                        Profit Sharing Contributions.

--------------------------------------------------------------------------------------------------------------
F. EMPLOYEE PRE-TAX COMPONENT
--------------------------------------------------------------------------------------------------------------

EMPLOYEE PRE-TAX              F.1.  Employee Pre-Tax Contributions ... [CHECK ONE]:
CONTRIBUTIONS:
[PLAN SEC. 4.1]               a.    [ ]   will not [SKIP TO SECTION G.]
                              b.    [X]   will

                                    ... be allowed under the Plan.

AGE AND SERVICE               F.2.  For an Employee to participate in the Employee Pre-Tax Component, he/she
REQUIREMENTS:                       must have attained age ... [CHECK ONE]:
[PLAN SEC. 3.1(A)]
                              a.    [X]   21 [21 OR LESS].
                              b.    [ ]   N/A - there is no age requirement.


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                              F.3.  For an Employee to participate in the Employee Pre-Tax Component, he/she must have completed ... [CHECK ONE]:

                              a.    [ ]   one year of Service (determined under D.9.).
                              b.    [X]   1 [12 OR LESS] months of Service determined using the elapsed time method (irrespective of the election in D.9.).
                              c.    [ ]   N/A - there is no service requirement.

ENTRY:                        F.4.  An Employee in Covered Employment will become an Active Participant in the
[PLAN SECS. 2.27 AND 3.1(A)]        Employee Pre-Tax Component on the Entry Date that coincides with or next follows the date he/she satisfies the age and service requirements for such Component.

                              F.5.  The Entry Dates for the Employee Pre-Tax Component are the ... [CHECK
                                    ONE]:

                              a.    [ ]   first day of each Plan Year and the first day of the seventh month of each Plan Year.
                              b.    [X]   first day of each quarter of each Plan Year.
                              c.    [ ]   first day of each month.
                              d.    [ ]   first day of each payroll period.
                              e.    [ ]   day on which the age and service requirements are satisfied.
                              f.    [ ]   first day of each Plan Year. [NOTE: THIS OPTION IS PERMITTED ONLY IF
                                          (I) THERE IS NO AGE REQUIREMENT OR THE AGE REQUIREMENT SPECIFIED IN F.2.a.
                                          DOES NOT EXCEED 20 1/2, AND (II) THERE IS NO SERVICE REQUIREMENT OR THE
                                          SERVICE REQUIREMENT SPECIFIED IN F.3.b. OR c. DOES NOT EXCEED 6 MONTHS.]
                              g.    [ ]   other [SPECIFY]:____ . [NOTE: THE ENTRY DATES SPECIFIED MUST BE AT LEAST
                                          AS FAVORABLE AS ONE OF THE CHOICES IN a. - f.]

PAY REDUCTION CONTRIBUTIONS   F.6.  Employee Pre-Tax Contributions are permitted by means of pay reduction in
- MINIMUMS/MAXIMUMS:                any whole ... [CHECK ONE OR BOTH OF a. AND b., AND CHECK c. IF IT
[PLAN SEC. 4.1(A)]                  APPLIES]:

                              a.    [X]   percentage, subject to the following minimum and maximum per payroll period ... [CHECK EACH OF 1. AND 2. THAT APPLIES, OR CHECK 3.]:

                                          1.    [X] Minimum: 1 % of Plan Compensation.

                                          2.    [X] Maximum [COMPLETE]:

                                                a.    75 % of Plan Compensation with respect to any Non-Highly Compensated
                                                      Employee, and
                                                b.    75 % [NOT TO EXCEED THE PERCENTAGE IN A.] of Plan Compensation with respect to any Highly Compensated Employee.

                                          3.    [ ] such minimum and maximum as the Lead Employer may specify in written action taken prior to the first day of the Plan Year.

                              b.    [ ]   dollar amount, subject to the following minimum and maximum per payroll period ... [CHECK EACH OF 1. AND 2. THAT APPLIES, OR CHECK 3.]:

                                          1.    [ ] Minimum ... [CHECK ONE]:

                                                a.    [ ] $___ .
                                                b.    [ ] ___% of Plan Compensation.

                                          2.    [ ] Maximum: $___ .

                                          3.    [ ] such minimum and maximum as the Lead Employer may specify in written action taken prior to the first day of the Plan Year.

                                    [CHECK C. ONLY IF AN ANNUAL MAXIMUM IS DESIRED THAT IS LESS THAN THE LIMIT UNDER
                                    CODE SS.402(G)].

                              c.    [ ]   provided that the aggregate Employee Pre-Tax Contributions of a
                                          Participant for the Plan Year may not exceed ... [CHECK ONE]:

                                          1.    [ ] $____ .

                                          2.    [ ] ___% of Plan Compensation for the Plan Year.


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                                          3.    [ ] the lesser of $ or % of Plan Compensation for the Plan Year.
                                          4.    [ ] such maximum as the Lead Employer may specify in written action taken prior to the first day of the Plan Year.

                                    [NOTE: EMPLOYEE PRE-TAX CONTRIBUTIONS ARE LIMITED BY CODE ss. 402(g).]

                                    [NOTE: IF THE PLAN PROVIDES FOR EMPLOYER SAFE-HARBOR MATCHING
                                    CONTRIBUTIONS, THE MAXIMUM UNDER a., b. AND c., ABOVE, FOR A NON-HIGHLY
                                    COMPENSATED EMPLOYEE MUST BE AT LEAST SUFFICIENT TO ALLOW THE PARTICIPANT
                                    TO RECEIVE THE MAXIMUM EMPLOYER SAFE-HARBOR MATCHING CONTRIBUTION.]

Catch-Up Election             F.7.  If a Participant has contributed less than the maximum amount for prior payroll periods within the Plan Year, he/she ... [CHECK ONE]:

                              a.    [X]   may not
                              b.    [ ]   may ... [CHECK ONE]:

                                          1.  [ ] at any time
                                          2.  [ ] at any time during the final month of the Plan Year
                                          3.  [ ] at any time during the final quarter of the Plan Year
                                          4.  [ ] at any time during the Plan Year in which the Employee Pre-Tax
                                                  Component becomes effective (but not later Plan Years)

                                    ... increase his/her pay reductions above the maximum in subsequent payroll periods to account for no prior pay reductions, or pay reductions at less than the maximum. [NOTE: IN SUCH CASE, THE TOTAL PAY REDUCTIONS FOR THE
                                    PLAN YEAR MAY NOT EXCEED THE MAXIMUM(S) SPECIFIED ABOVE APPLIED BY
                                    REFERENCE TO PLAN COMPENSATION FOR THE PLAN YEAR.]

Automatic Enrollment                F.8.  Upon initial entry into the Employee Pre-Tax Component, a Participant will be deemed to have elected a pay reduction of ... [CHECK ONE]: [NOTE: SOME
                                    STATE LAWS MAY PROHIBIT OR LIMIT AUTOMATIC ENROLLMENTS.]

                              a.    [X]   N/A - the automatic enrollment provision does not apply.
                              b.    [ ]   ___% [5% OR LESS] of Plan Compensation per payroll period unless he/she affirmatively elects a different percentage or amount or elects not to receive Employee Pre-Tax Contributions.

                                          Special Effective Date [COMPLETE IF DESIRED]:

                                          This provision will be effective as of ___ [MONTH DAY, YEAR] with respect to individuals who become ... [CHECK ONE OF 1. OR 2., AND CHECK 3. IF IT
                                          APPLIES]

                                          1.  [ ] Employees
                                          2.  [ ] Active Participants in the Employee Pre-Tax Component

                                          ... on or after that date ....

                                          3.  [ ] This provision will also apply effective as of that date to each then current Active Participant in the Employee Pre-Tax Component who ... [CHECK ONE]:

                                              a.  [ ]  does not then have a pay reduction agreement in effect ... [CHECK
                                                       IF APPLICABLE]:

                                                       1. [ ] and who has not revoked such an agreement in the last ___ [SPECIFY
                                                              NUMBER] months.

                                              b.  [ ]  does not then have a pay reduction agreement in effect, or who has a pay reduction agreement in effect of less than the automatic enrollment percentage above.

PAY REDUCTION AGREEMENTS:     F.9.  The initial pay reduction agreement made by a Participant may be effective
[PLAN SEC. 4.1(a)]                  as soon as administratively practicable after his/her initial Entry Date.
                                    Thereafter, if a Participant does not have a pay reduction agreement in effect (because he/she has not previously filed one, or because it has been revoked), a pay reduction agreement may be effective


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                                    as soon as administratively practicable on or after ... [CHECK ONE]:

                              a.    [ ]   any Entry Date.
                              b.    [ ]   the first day of any Plan Year or the first day of the seventh month of any Plan Year.
                              c.    [ ]   the first day of any Plan Year.
                              d.    [X]   the first day of any quarter of any Plan Year.
                              e.    [ ]   the first day of any month.
                              f.    [ ]   the date the election is made.

                              F.10. A pay reduction agreement may be modified effective as soon as administratively practicable on or after ... [CHECK ONE]:

                              a.    [ ]   any Entry Date.
                              b.    [ ]   the first day of any Plan Year or the first day of the seventh month of any Plan Year.
                              c.    [ ]   the first day of any Plan Year.
                              d.    [X]   the first day of any quarter of any Plan Year.
                              e.    [ ]   the first day of any month.
                              f.    [ ]   the date the election is made.

                              F.11. A pay reduction agreement may be revoked effective as soon as administratively practicable on or after ... [CHECK ONE]:

                              a.    [ ]   any Entry Date.
                              b.    [ ]   the first day of any Plan Year or the first day of the seventh month of any Plan Year.
                              c.    [ ]   the first day of any Plan Year.
                              d.    [ ]   the first day of any quarter of any Plan Year.
                              e.    [ ]   the first day of any month.
                              f.    [X]   the date the election is made.

CASH OR DEFERRED              F.12. A cash or deferred option is available with respect to ... [CHECK ONE]:
CONTRIBUTIONS:                      [NOTE: IF A CASH OR DEFERRED OPTION IS AVAILABLE WITH RESPECT TO AN ITEM
[PLAN SEC. 4.1(c)]                  OF COMPENSATION, A GENERAL PAY REDUCTION AGREEMENT WILL NOT APPLY TO THAT
                                    ITEM.]

                              a.    [X]   N/A - a cash or deferred option is not available. [SKIP TO F.15.]
                              b.    [ ]   bonuses paid during the Plan Year and designated as eligible for this option by the Lead Employer.
                              c.    [ ]   payments in lieu of a cash distribution of accrued but unused vacation time.
                              d.    [ ]   employer credits under a cafeteria plan that are otherwise made available under such plan as a cash distribution to the Participant.
                              e.    [ ]   the following incentive, bonus or equity plan(s) [SPECIFY]: ___.

                              F.13. The contributions made pursuant to this cash or deferred option may not exceed ... [CHECK ONE]:

                              a.    [ ]   ___% of the designated payments subject to the cash or deferred option.
                              b.    [ ]   $ ___ per Plan Year.

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                              F.14. The contributions made pursuant to this cash or deferred option ...  [CHECK
                                    ONE]:

                              a.    [ ]   are
                              b.    [ ]   are not

                                    ... eligible for Employer Regular Matching Contributions. [NOTE: IF THE PLAN
                                    PROVIDES FOR EMPLOYER SAFE-HARBOR MATCHING CONTRIBUTIONS, THE CONTRIBUTIONS MADE
                                    PURSUANT TO THIS CASH OR DEFERRED OPTION ARE ELIGIBLE FOR SUCH EMPLOYER
                                    SAFE-HARBOR MATCHING CONTRIBUTIONS.]

IN-SERVICE WITHDRAWALS:       F.15. Withdrawals are allowed from Employee Pre-Tax Contribution Accounts
[PLAN SEC 11.2]                                   ... [CHECK a., OR CHECK EACH OF b. AND c. THAT APPLIES]:

                              a.    [ ]   N/A - in-service withdrawals are not allowed.
                              b.    [X]   for any reason after ... [CHECK ONE]:

                                    1.    [ ] Normal Retirement Age (or age 59 1/2, if later).
                                    2.    [X] age 59 1/2.
                                    3.    [ ] age ___ [60 OR MORE].

                              c.    [X]   at any age on account of Hardship.

--------------------------------------------------------------------------------------------------------------
G. EMPLOYEE AFTER-TAX COMPONENT
--------------------------------------------------------------------------------------------------------------

EMPLOYEE AFTER-TAX            G.1.  Employee After-Tax Contributions ... [CHECK ONE]:
CONTRIBUTIONS:
[PLAN SEC. 4.2]               a.    [X]   will not [SKIP TO SECTION H.]
                              b.    [ ]   will

                                    ... be allowed under the Plan.

AGE AND SERVICE               G.2.  The eligibility and entry requirements for the Employee After-Tax
REQUIREMENTS/ENTRY:                 Component are the same as for the ... [CHECK ONE]:
[PLAN SECS. 2.27 AND 3.1(a)]
                              a.    [ ]   Employee Pre-Tax Component.
                              b.    [ ]   Employer Regular Matching Component.
                              c.    [ ]   Employer Regular Profit Sharing Component.

PAYROLL WITHHOLDING           G.3.  Employee After-Tax Contributions ... [CHECK ONE]:
CONTRIBUTIONS:
[PLAN SEC. 4.2(a)]            a.    [ ]   will not be allowed by means of payroll withholding.
                              b.    [ ]   will be allowed by means of payroll withholding in any whole ... [CHECK
                                          ONE OR BOTH OF 1. AND 2., AND CHECK 3. IF IT APPLIES]:

                                          1.  [ ] percentage, subject to the following minimum and maximum per payroll period ... [CHECK EACH OF a. AND b. THAT APPLIES, OR CHECK c.]:

                                                  a.  [ ] Minimum: ____% of Plan Compensation.
                                                  b.  [ ] Maximum [COMPLETE 1., AND COMPLETE 2. IF IT APPLIES]:

                                                          1.  Maximum ... [COMPLETE]:

                                                              a.  ___% of Plan Compensation with respect to any
                                                                  Non-Highly Compensated Employee, and
                                                              b.  ___% [NOT TO EXCEED THE PERCENTAGE IN a.] of
                                                                  Plan Compensation with respect to any Highly
                                                                  Compensated Employee.

                                                          2.  Combined Maximum [COMPLETE IF DESIRED]: The
                                                              Employee Pre-Tax and After-Tax Contributions of
                                                              a Participant in combination may not exceed ___% of
                                                              Plan Compensation per payroll period (other than
                                                              as a result of a catch-up election under F.7.).


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                                                  c.  [ ] such minimum and maximum as the Lead Employer may
                                                          specify in written action taken prior to the first day
                                                          of the Plan Year.

                                    2.    [ ]     dollar amount, subject to the following minimum and maximum per payroll period ... [CHECK EACH a. AND b. THAT APPLIES, OR CHECK c.]:

                                                  a.  [ ] Minimum ... [CHECK ONE]:

                                                          1.  [ ] $_____.
                                                          2.  [ ] _____% of Plan Compensation.

                                                  b.  [ ] Maximum [COMPLETE 1., AND COMPLETE 2. IF IT APPLIES]:

                                                          1.  Maximum: $_____.
                                                          2.  Combined Maximum [COMPLETE IF DESIRED]: The
                                                              Employee Pre-Tax and After-Tax Contributions of
                                                              a Participant in combination may not exceed $___
                                                              per payroll period (other than as a result of a
                                                              catch-up election under F.7.).

                                                  c.  [ ] such minimum and maximum as the Lead Employer may
                                                          specify in written action taken prior to the first day
                                                          of the Plan Year.

                                              [CHECK 3. ONLY IF AN ANNUAL MAXIMUM IS DESIRED]

                                          3.  [ ] provided that the aggregate Employee After-Tax Contributions of a Participant for the Plan Year may not exceed ... [CHECK ONE]:

                                                  a.  [ ] $____.
                                                  b.  [ ] ___% of Plan Compensation for the Plan Year.
                                                  c.  [ ] the lesser of $_____ or ______% of Plan Compensation for the Plan Year.
                                                  d.  [ ] such maximum as the Lead Employer may specify in
                                                          written action taken prior to the first day of the Plan
                                                          Year.

DIRECT CONTRIBUTIONS:         G.4.  Employee After-Tax Contributions ... [CHECK ONE]:
[PLAN SEC. 4.2(c)]
                              a.    [ ]   will not be allowed by means other than payroll withholding.
                              b.    [ ]   will be allowed by such means (other than payroll withholding) as may be prescribed from time to time by the Lead Employer (E.G., personal checks) .... [CHECK IF APPLICABLE]:

                                    1.    [ ] The maximum amount of the Employee After-Tax Contributions allowed in any Plan Year (including by payroll withholding, if allowed) is ... [CHECK ONE]:

                                          a.    [ ] $_________ .
                                          b.    [ ] ______% of Plan Compensation for the Plan Year.

REQUIRED CONTRIBUTIONS -      G.5.  An Active Participant will be required to make Employee After-Tax
THRIFT PLAN:                        Contributions equal to ... [CHECK ONE]:
[PLAN SEC. 4.2(b)]
                              a.    [ ]   N/A - such contributions will not be required.
                              b.    [ ]   ___% of Plan Compensation per payroll period.
                              c.    [ ]   the percentage, not less than ___%, of Plan Compensation per payroll period that is selected by the Participant upon his/her enrollment in the
                                          Employee After-Tax Component.

IN-SERVICE WITHDRAWALS:       G.6.  Withdrawals are allowed from Employee After-Tax Contribution Accounts ...
[PLAN SEC. 11.2]                    [CHECK ONE]:


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                              a.    [ ]   N/A - in-service withdrawals are not allowed.
                              b.    [ ]   for any reason and at any time. ... [CHECK IF APPLICABLE]:

                                          1.  [ ] Employee After-Tax Contributions will be suspended for ___ [NOT MORE
                                                  THAN 12] months after such a withdrawal.

                              c.    [ ]   for any reason after ... [CHECK ONE]:

                                          1   [ ] Normal Retirement Age.
                                          2.  [ ] age 59 1/2.
                                          3.  [ ] age __.

--------------------------------------------------------------------------------------------------------------
H. EMPLOYER SAFE-HARBOR COMPONENT
--------------------------------------------------------------------------------------------------------------

EMPLOYER SAFE-HARBOR          H.1.  This Plan ...[CHECK ONE]:
CONTRIBUTIONS:
[PLAN SECS. 5.1 AND 6.1]      a.    [X] is not intended to be a Safe-Harbor Plan. [SKIP TO SECTION I.]
                              b.    [ ] is intended to be a Safe-Harbor Plan, and safe-harbor contributions will be made under ... [CHECK ONE]:

                                    1.    [ ] this Plan.
                                    2.    [ ] the following defined contribution plan [specify]: ___. [SKIP TO
                                              SECTION I.]   [NOTE: THE OTHER PLAN MUST HAVE THE SAME PLAN YEAR AS THIS PLAN.]

                                    [NOTE: EMPLOYEE AFTER-TAX CONTRIBUTIONS (IF ANY) WILL REMAIN SUBJECT TO THE
                                    ACTUAL CONTRIBUTION PERCENTAGE TEST OF CODE SS. 401(m) REGARDLESS OF WHETHER
                                    THIS PLAN IS A SAFE-HARBOR PLAN. FURTHER, EMPLOYER SAFE-HARBOR AND REGULAR
                                    MATCHING CONTRIBUTIONS WILL REMAIN SUBJECT TO THE ACTUAL CONTRIBUTION PERCENTAGE
                                    TEST OF CODE SS. 401(m) IF ANY SUCH CONTRIBUTION IS MADE BASED ON EMPLOYEE
                                    PRE-TAX AND/OR AFTER-TAX CONTRIBUTIONS IN EXCESS OF 6% OF PLAN COMPENSATION OR
                                    THE PLAN OTHERWISE FAILS TO SATISFY THE REQUIREMENTS OF CODE SS. 401(m)(11)(b).]

                                    Special Effective Date [COMPLETE IF APPLICABLE]:
                                    The designation as a Safe-Harbor Plan is effective as of ___ [MONTH DAY, YEAR] [NO
                                    EARLIER THAN THE FIRST DAY OF THE FIRST PLAN YEAR BEGINNING ON OR AFTER JANUARY 1,
                                    1999]. [NOTE: A DESIGNATION AS A SAFE-HARBOR PLAN CAN BE EFFECTIVE ONLY AS OF
                                    THE FIRST DAY OF A PLAN YEAR (INCLUDING A SHORT FIRST PLAN YEAR) OR AS OF THE DATE
                                    ON WHICH THE EMPLOYEE PRE-TAX COMPONENT IS FIRST EFFECTIVE UNDER THE PLAN.
                                    THE ADOPTION AGREEMENT ADDING AN EMPLOYER SAFE-HARBOR MATCHING
                                    COMPONENT TO THIS PLAN MUST BE EXECUTED BEFORE THE COMPONENT BECOMES
                                    EFFECTIVE. THE ADOPTION AGREEMENT ADDING AN EMPLOYER SAFE-HARBOR PROFIT
                                    SHARING COMPONENT TO THIS PLAN MUST BE EXECUTED AT LEAST 30 DAYS BEFORE THE END
                                    OF THE PLAN YEAR IN WHICH THE COMPONENT BECOMES EFFECTIVE.]

AGE AND SERVICE               H.2.  For an Employee to participate in the Employer Safe-Harbor Matching or
REQUIREMENTS:                       Safe-Harbor Profit Sharing Component, he/she must have ... [CHECK ONE]:
[PLAN SEC. 3.1(A)]
                              a.    [ ] attained age 21 and completed one year of Service (determined under
                                        D.9.).
                                        [NOTE: IF THIS OPTION IS ELECTED, THE PORTION OF THE EMPLOYEE PRE-TAX
                                        COMPONENT COVERING PARTICIPANTS WHO HAVE NOT SATISFIED THESE AGE AND
                                        SERVICE REQUIREMENTS MUST BE DISAGGREGATED, AND MUST SEPARATELY SATISFY
                                        CODE ss. 410(b) AND THE AVERAGE DEFERRAL PERCENTAGE TEST OF CODE ss.
                                        401(K).] [NOTE: IF THIS OPTION IS ELECTED, THE ENTRY DATES FOR THE EMPLOYER
                                        SAFE-HARBOR MATCHING OR SAFE-HARBOR PROFIT SHARING COMPONENT ARE THE FIRST
                                        DAY OF THE PLAN YEAR AND THE FIRST DAY OF THE SEVENTH MONTH OF THE PLAN
                                        YEAR.]

                              b.    [ ] satisfied the same age and service requirements as for the Employee
                                        Pre-Tax Component.

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EMPLOYER SAFE-HARBOR          H.3.  The Employer Safe-Harbor Contribution will be an  ... [CHECK ONE]:
CONTRIBUTIONS:
[PLAN SEC. 5.1]               a.    [ ]   Employer Safe-Harbor Matching Contribution made in accordance with  ... [CHECK 1. OR 2., AND COMPLETE 3. AND 4.]:

      Basic Matching Formula              1.  [ ] the following schedule ... [COMPLETE SCHEDULE]:

                                                         THE EMPLOYER                                 OF MATCH
                                                      SAFE-HARBOR MATCHING                            ELIGIBLE
                                                      CONTRIBUTION WILL BE:                        CONTRIBUTIONS*:
                                                      ---------------------                        ---------------

                                                               A                                          B
                                                      ---------------------                        ---------------
                                                  1   100%                            of the first:       3%

                                                  2   ___%    [50% OR MORE, BUT NOT   of the next:        2%
                                                              MORE THAN 1A%]
                                                  3   ___%    [NOT MORE THAN 2A%]     of the next:        1%

                                                      [NOTE: IF THE FOLLOWING ARE USED, THE PLAN WILL SATISFY
                                                      THE 401(k) SAFE-HARBOR BUT NOT THE 401(M) SAFE-HARBOR.]

                                                  4   ___%    [NOT MORE THAN 3A%]     of the next:      ___%

                                                  5   ___%    [NOT MORE THAN 4A%]     of the next:      ___%

                                                  6   ___%    [NOT MORE THAN 5A%]     of the next:      ___%

                                                      *OF MATCH ELIGIBLE CONTRIBUTIONS (EXPRESSED AS A
                                                      PERCENTAGE OF PLAN COMPENSATION) FOR PAYROLL PERIODS
                                                      ENDING WITHIN THE MATCHING CONTRIBUTION PERIOD.

                                                      [NOTE: TO SATISFY THE MINIMUM REQUIREMENTS FOR AN
                                                      EMPLOYER SAFE-HARBOR MATCHING CONTRIBUTION, 2.A. MUST BE
                                                      COMPLETED.]

      Enhanced Matching                   2.  [ ] the following schedule ... [COMPLETE SCHEDULE]:
      Formula


                                                         THE EMPLOYER                                 OF MATCH
                                                      SAFE-HARBOR MATCHING                            ELIGIBLE
                                                      CONTRIBUTION WILL BE:                        CONTRIBUTIONS*:
                                                      ---------------------                        ---------------

                                                               A                                          B
                                                      ---------------------                        ---------------
                                                  1   100%                            of the first:       4%

                                                  2   ___%    [NOT MORE THAN 1A%]     of the next:        1%

                                                  3   ___%    [NOT MORE THAN 2A%]     of the next:        1%

                                                      [NOTE: IF THE FOLLOWING ARE USED, THE PLAN WILL SATISFY
                                                      THE 401(k) SAFE-HARBOR BUT NOT THE 401(m) SAFE-HARBOR.]

                                                  4   ___%    [NOT MORE THAN 3A%]     of the next:      ___%

                                                  5   ___%    [NOT MORE THAN 4A%]     of the next:      ___%

                                                  6   ___%    [NOT MORE THAN 5A%]     of the next:      ___%

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                                                      *OF MATCH ELIGIBLE CONTRIBUTIONS (EXPRESSED AS A PERCENTAGE
                                                      OF PLAN COMPENSATION) FOR PAYROLL PERIODS ENDING WITHIN THE
                                                      MATCHING CONTRIBUTION PERIOD.

                                                      [NOTE:      TO   SATISFY   THE   MINIMUM REQUIREMENTS   FOR   AN
                                                      EMPLOYER SAFE-HARBOR MATCHING CONTRIBUTION, NO ITEMS NEED
                                                      TO BE COMPLETED.]

                                          3.  The Match Eligible Contributions are the Employee Pre-Tax
                                              Contributions ... [CHECK IF APPLICABLE]:

                                             a.     [ ] and Employee After-Tax Contributions.

                                          4.  The Matching Contribution Period is ... [CHECK ONE]:

                                             a.     [ ] each Plan Year.
                                             b.     [ ] each payroll period.
                                             c.     [ ] each month.
                                             d.     [ ] each quarter of each Plan Year.

                                             [NOTE: EMPLOYER SAFE-HARBOR MATCHING CONTRIBUTIONS WILL BE
                                             CALCULATED BASED ON THE MATCH ELIGIBLE CONTRIBUTIONS AND PLAN
                                             COMPENSATION FOR EACH MATCHING CONTRIBUTION PERIOD. HOWEVER, IF
                                             H.2.a. IS ELECTED, MATCH ELIGIBLE CONTRIBUTIONS AND PLAN
                                             COMPENSATION PRIOR TO THE ENTRY DATE FOR THE EMPLOYER SAFE-HARBOR
                                             MATCHING COMPONENT WILL BE DISREGARDED IN CALCULATING THE
                                             EMPLOYER SAFE-HARBOR MATCHING CONTRIBUTIONS UNLESS OTHERWISE
                                             SPECIFIED IN E.4. WITH RESPECT TO PLAN COMPENSATION.]

                                             [NOTE: EMPLOYER SAFE-HARBOR MATCHING CONTRIBUTIONS SHOULD NOT BE
                                             DEPOSITED OR ALLOCATED UNTIL THE END OF THE MATCHING CONTRIBUTION
                                             PERIOD.]

Profit Sharing                b.    [ ]   Employer Safe-Harbor Profit Sharing Contribution in the amount of ___%
Formula                                   [3% OR MORE] of the Participant's Plan Compensation for the Plan Year.
                                          [NOTE: IF THE PLAN IS TOP-HEAVY, THE CONTRIBUTION FORMULA FOR THE EMPLOYER
                                          SAFE-HARBOR PROFIT SHARING CONTRIBUTIONS WILL BE APPLIED WITH THE
                                          APPLICABLE MODIFICATIONS DESCRIBED IN PLAN SEC. 17.1(b) UNLESS AN
                                          ADDITIONAL CONTRIBUTION IS ELECTED IN Q.2.]

                                          [NOTE: IF H.2.A. IS ELECTED, PLAN COMPENSATION PRIOR TO THE ENTRY DATE FOR
                                          THE EMPLOYER SAFE-HARBOR PROFIT SHARING COMPONENT WILL BE DISREGARDED IN
                                          CALCULATING THE EMPLOYER SAFE-HARBOR PROFIT SHARING CONTRIBUTIONS UNLESS
                                          OTHERWISE SPECIFIED IN E.4.]

IN-SERVICE WITHDRAWALS:       H.4.  Withdrawals are allowed from Employer Safe-Harbor Matching and/or
[PLAN SEC. 11.2]                    Safe-Harbor Profit Sharing Contribution Accounts ... [CHECK ONE]:
                              a.    [ ]   N/A - in-service withdrawals are not allowed.
                              b.    [ ]   for any reason after ... [CHECK ONE]:

                                          1.    [ ] Normal Retirement Age (or age 59 1/2 if later).
                                          2.    [ ] age 59 1/2.
                                          3.    [ ] age ___ [60 OR MORE].

                              c.    [ ] for Hardship after age 59 1/2.

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--------------------------------------------------------------------------------------------------------------
I. EMPLOYER REGULAR MATCHING COMPONENT
--------------------------------------------------------------------------------------------------------------

EMPLOYER REGULAR MATCHING        I.1.    Employer Regular Matching Contributions ... [CHECK ONE]:
CONTRIBUTIONS:
[PLAN SEC. 5.2]                  a.      [ ] will not [SKIP TO SECTION J.]
                                 b.      [X] will

                                         ... be made under the Plan.

EXCLUDED EMPLOYMENT              I.2.    Covered Employment with respect to the Employer Regular Matching Component does
CATEGORIES:                              not include ... [CHECK ONE]:  [NOTE:  ANY EXCLUSIONS BELOW ARE IN ADDITION TO ANY
[PLAN SEC. 2.14(A)]                      EXCLUSIONS IN D.1.]
                                 a.      [X] N/A - there are no additional exclusions.
                                 b.      [ ] employment ... [CHECK EACH THAT APPLIES]:

                                             1.     [ ] as a Highly Compensated Employee.
                                             2.     [ ] as a Key Employee.
                                             3.     [ ] on prevailing wage projects covered by J.8.f.
                                             4.     [ ] other [SPECIFY]: ___.  [NOTE: SPECIFY A GROUP WHOSE
                                                        EXCLUSION WILL NOT RESULT IN DISCRIMINATION IN FAVOR
                                                        OF HIGHLY COMPENSATED EMPLOYEES.]

AGE AND SERVICE                  I.3.    For an Employee to participate in the Employer Regular Matching
REQUIREMENTS:                            Component, he/she must have attained age ... [CHECK ONE]:
[PLAN SEC. 3.1(A)]
                                 a.      [X]  21  [21 OR LESS].
                                 b.      [ ] N/A - there is no age requirement.

                                 I.4.    For an Employee to participate in the Employer Regular Matching Component, he/she
                                         must have completed ... [CHECK ONE]: [NOTE: IF MORE THAN ONE YEAR OF
                                         SERVICE (12 MONTHS OF ELAPSED TIME SERVICE) IS REQUIRED FOR ELIGIBILITY, THE PLAN
                                         MUST PROVIDE FOR FULL AND IMMEDIATE VESTING OF EMPLOYER REGULAR MATCHING CONTRIBUTION
                                         ACCOUNTS.]

                                 a.      [X] one year of Service (determined under D.9.).
                                 b.      [ ] two years of Service (determined under D.9.).
                                 c.      [ ] ___ [24 OR LESS] months of Service determined using the elapsed time method (irrespective of the election in D.9.).
                                 d.      [ ] N/A - there is no service requirement.

ENTRY:                           I.5.    An Employee in Covered Employment will become an Active
[PLAN SECS. 2.27 AND                     Participant in the Employer Regular Matching Component on the Entry
3.1(A)]                                  Date that coincides with or next follows the date he/she satisfies the age and service requirements for such Component.

                                 I.6.    The Entry Dates for the Employer Regular Matching Component are
                                         the ... [CHECK ONE]:

                                 a.      [ ] first day of each Plan Year and the first day of the seventh month of each Plan Year.
                                 b.      [X] first day of each quarter of each Plan Year.
                                 c.      [ ] first day of each month.
                                 d.      [ ] first day of each payroll period.
                                 e.      [ ] day on which the age and service requirements are satisfied.
                                 f.      [ ] first day of each Plan Year.  [NOTE: THIS OPTION IS
                                             PERMITTED ONLY IF (i) THERE IS NO AGE REQUIREMENT OR THE AGE
                                             REQUIREMENT SPECIFIED IN I.3.a. DOES NOT EXCEED
                                             20 1/2, AND (ii) THERE IS NO SERVICE REQUIREMENT OR THE SERVICE
                                             REQUIREMENT SPECIFIED IN I.4.c. OR D. DOES NOT EXCEED 6 MONTHS,
                                             OR 18 MONTHS IF FULL AND IMMEDIATE VESTING.]
                                 g.      [ ] other [SPECIFY]: ___. [NOTE: THE ENTRY DATES SPECIFIED MUST BE AT
                                             LEAST AS FAVORABLE AS ONE OF THE CHOICES IN a. - f.]

REQUIREMENTS TO RECEIVE          I.7.    To receive an Employer Regular Matching Contribution for a Plan Year,
AN EMPLOYER REGULAR                      a Participant must be an Active Participant in the Employer Regular
MATCHING CONTRIBUTION:                   Matching Component at some time during the Plan Year ... [CHECK ONE]:
                                         [NOTE: EMPLOYER REGULAR MATCHING

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[PLAN SEC. 5.2(a) OR (b)]                CONTRIBUTIONS SHOULD NOT BE MADE ON BEHALF OF ANY PARTICIPANT UNTIL
                                         HE/SHE  HAS SATISFIED THE CONDITIONS IMPOSED ON THE RECEIPT OF SUCH
                                         CONTRIBUTIONS.]

                              a.         [X] but need not be an Employee on the last day of the Plan Year or have completed any specified number of Hours of Service.
                              b.         [ ] and must either be an Employee on the last day of the Plan Year or must have completed at least ___ [1,000 OR LESS] Hours of Service during the Plan Year.
                                         However, these requirements do not apply if the Participant's Termination of
                                         Service occurred during the Plan Year because he/she ... [CHECK EACH THAT
                                         APPLIES]:

                                         1.     [ ] died.
                                         2.     [ ] became Disabled.
                                         3.     [ ] retired after ... [CHECK EACH THAT APPLIES]:

                                                a.     [ ]   Normal Retirement Age.
                                                b.     [ ]   Early Retirement Age.
                                                c.     [ ]   age [SPECIFY]: ___.

                              c.         [ ] and must both be an Employee on the last day of the Plan Year and must have completed at least ___ [1,000 OR LESS] Hours of Service during the Plan Year.
                                             However, ... [CHECK ONE]:

                                         1.     [ ] these requirements do not apply
                                         2.     [ ] the last day requirement does not apply

                                         ... if the Participant's Termination of Service occurred during the Plan Year because he/she ... [CHECK EACH THAT APPLIES]:

                                         3.     [ ] died.
                                         4.     [ ] became Disabled.
                                         5.     [ ] retired after ... [CHECK EACH THAT APPLIES]:

                                                a.     [ ]   Normal Retirement Age.
                                                b.     [ ]   Early Retirement Age.
                                                c.     [ ]   age [SPECIFY]: ___.

                              d.         [ ] and must be an Employee on the last day of the Plan Year. However, this requirement does not apply if the Participant's Termination of
                                             Service occurred during the Plan Year because he/she ... [CHECK EACH THAT APPLIES]:

                                             1.     [ ] died.
                                             2.     [ ] became Disabled.
                                             3.     [ ] retired after ... [CHECK EACH THAT APPLIES]:

                                                        a.    [ ]   Normal Retirement Age.
                                                        b.    [ ]   Early Retirement Age.
                                                        c.    [ ]   age [SPECIFY]: ___.

                              e.         [ ] and must have completed at least ___ [1,000 OR LESS]
                                             Hours of Service during the Plan Year. However, this requirement does not apply if the Participant's Termination of Service occurred during the Plan Year because he/she ... [CHECK EACH THAT APPLIES]:

                                             1.     [ ] died.
                                             2.     [ ] became Disabled.
                                             3.     [ ] retired after ... [CHECK EACH THAT APPLIES]:

                                                        a.    [ ]   Normal Retirement Age.
                                                        b.    [ ]   Early Retirement Age.
                                                        c.    [ ]   age [SPECIFY]: ___.

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MATCHING FORMULA:             I.8.    Employer Regular Matching Contributions will be ... [CHECK ONE]:
[PLAN SEC. 5.2(a) OR (b)]             a.      [X] determined under the following schedule ... [COMPLETE SCHEDULE
                                                   AND THE ITEMS THAT FOLLOW]:
      Fixed Contributions
      - based on                                   THE EMPLOYER REGULAR
      Percentage of Match                               MATCHING                      OF THE MATCH ELIGIBLE
      Eligible                                      CONTRIBUTION WILL BE:                CONTRIBUTIONS*:
      Contributions to                             -----------------------            ---------------------
      Plan Compensation
                                                             A                                   B
                                                   -----------------------            ---------------------
      Optional:

      - Profits                                   1  25 %                              of the first: 6  %
      Contingency
      - Discretionary
         Contributions                            2  ___%  [LESS THAN 1A%]             of the next:  ___%

                                                  3  ___%  [LESS THAN 2A%]             of the next:  ___%

                                                  4  ___%  [LESS THAN 3A%]             of the next:  ___%

                                                  5  ___%  [LESS THAN 4A%]             of the next:  ___%

                                                        *OF MATCH ELIGIBLE CONTRIBUTIONS (EXPRESSED AS A
                                                        PERCENTAGE OF PLAN COMPENSATION) FOR PAYROLL PERIODS
                                                        ENDING WITHIN THE MATCHING CONTRIBUTION PERIOD.

                                                  1.  The Match Eligible Contributions are the ... [CHECK EACH
                                                      THAT APPLIES]:

                                                      a.  [X]     Employee Pre-Tax Contributions (except as
                                                                  provided in F.14.).
                                                      b.  [ ]     Employee After-Tax Contributions. ... [CHECK
                                                                  IF APPLICABLE]:

                                                              1.  [ ] except that the Employer Regular Matching
                                                                      Contributions made on Employee After-Tax
                                                                      Contributions will be a discretionary amount
                                                                      determined by the Lead Employer. [NOTE: THE
                                                                      LEAD EMPLOYER MAY SPECIFY IN A WRITTEN ACTION
                                                                      TAKEN PRIOR TO THE FIRST DAY OF THE PLAN
                                                                      YEAR THAT THE EMPLOYER REGULAR MATCHING
                                                                      CONTRIBUTIONS WILL BE MADE ON EMPLOYEE
                                                                      AFTER-TAX CONTRIBUTIONS IN ACCORDANCE WITH A
                                                                      SCHEDULE THAT CONFORMS WITH A SCHEDULE IN
                                                                      A., B. OR C. OTHERWISE, THE EMPLOYER REGULAR
                                                                      MATCHING CONTRIBUTIONS MADE FOR A PLAN YEAR
                                                                      ON EMPLOYEE AFTER-TAX CONTRIBUTIONS WILL BE
                                                                      ALLOCATED IN PROPORTION OF THE EMPLOYEE
                                                                      AFTER-TAX CONTRIBUTIONS FOR PAYROLL PERIODS
                                                                      ENDING WITHIN THE PLAN YEAR.]

                                                  2.  The Matching Contribution Period is ... [CHECK ONE]:

                                                      a.  [ ] each Plan Year.
                                                      b.  [X] each payroll period.
                                                      c.  [ ] each month.
                                                      d.  [ ] each quarter of each Plan Year.
                                                      e.  [ ] each half of each Plan Year.
                                                      f.  [ ] other [SPECIFY]: ___.  [NOTE: SPECIFY A
                                                              PERIOD LONGER THAN A PLAN YEAR.]

                                                      [NOTE: EMPLOYER REGULAR MATCHING CONTRIBUTIONS WILL
                                                      BE CALCULATED BASED ON THE MATCH ELIGIBLE
                                                      CONTRIBUTIONS AND PLAN COMPENSATION FOR EACH
                                                      MATCHING CONTRIBUTION PERIOD -"TRUE-UP"
                                                      CONTRIBUTIONS MAY BE ELECTED UNDER 3.]

                                                      [NOTE: EMPLOYER REGULAR MATCHING CONTRIBUTIONS
                                                      SHOULD NOT BE DEPOSITED OR ALLOCATED UNTIL THE END
                                                      OF THE MATCHING CONTRIBUTION PERIOD.]


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                                                  3.  The Employer Regular Matching Contributions will be
                                                      calculated separately for each Matching Contribution
                                                      Period and ... [CHECK ONE]:

                                                      a.     [ ] N/A - the Matching Contribution Period is the Plan Year.
                                                      b.     [X] "true-up" contributions will not be made.
                                                      c.     [ ] then will be recalculated based on the Match
                                                                 Eligible Contributions and Plan Compensation
                                                                 for the Plan Year, and "true-up"
                                                                 contributions will be made accordingly, with
                                                                 respect to each eligible Participant
                                                                 described in I.7 ... [CHECK IF APPLICABLE]:

                                                                 1.  [ ]  who is an Employee on the last
                                                                          day of the Plan Year. However, this
                                                                          requirement does not apply if the
                                                                          Participant's Termination of Service
                                                                          occurred during the Plan Year because
                                                                          he/she ... [CHECK EACH THAT APPLIES]:

                                                                          1.  [ ]  died.
                                                                          2.  [ ]  became Disabled.
                                                                          3.  [ ]  retired after ... [CHECK EACH
                                                                                   THAT APPLIES]:

                                                                                   a.  [ ] Normal Retirement Age.
                                                                                   b.  [ ] Early Retirement Age.
                                                                                   c.  [ ] age [SPECIFY]:

                                                  4.  The Employer Regular Matching Contribution is ... [CHECK
                                                      ONE]: [NOTE: IF EMPLOYER REGULAR MATCHING CONTRIBUTIONS
                                                      ARE CONTINGENT ON NET PROFITS, THE MATCHING CONTRIBUTION
                                                      PERIOD MUST BE THE PLAN YEAR AND THE CONTRIBUTIONS
                                                      SHOULD NOT BE DEPOSITED OR ALLOCATED UNTIL AFTER THE END
                                                      OF THE PLAN YEAR.]

                                                      a.     [X] not contingent on Net Profits.
                                                      b.     [ ] contingent on ... [CHECK ONE]:

                                                                 1.  [ ] current (for the fiscal year ending with
                                                                         or within the Plan Year)
                                                                 2.  [ ] accumulated

                                                                 ... Net Profits of the Participating Employers,
                                                                 determined under ...  [CHECK ONE]:

                                                                 3.  [ ] GAAP [ ] before [ ] after the payment
                                                                     of discretionary bonuses.
                                                                 4.  [ ] other [SPECIFY]: ___.

                                                  5.  The Lead Employer may direct that an additional Employer
                                                      Regular Matching Contribution be made for a Plan Year
                                                      which, if made, will be allocated in proportion to
                                                      the ... [CHECK ONE]:

                                                      a.     [X] N/A - such contributions will not be made.
                                                      b.     [ ] Employer Regular Matching Contributions
                                                                 received under the above schedule for the
                                                                 Plan Year. The allocation will be made among
                                                                 all eligible Participants described in I.7
                                                                 ... [CHECK IF APPLICABLE]:

                                                                 1.  [ ] who are Non-Highly Compensated Employees.

                                                      c.     [ ] Match Eligible Contributions of each eligible
                                                                 Participant that do not exceed ___% of his/her Plan
                                                                 Compensation for the Plan Year. The allocation will be
                                                                 made among all eligible Participants described in
                                                                 I.7 ... [CHECK IF APPLICABLE]:

                                                                 1.  [ ] who are Non-Highly Compensated Employees.

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      Fixed Contributions                                     b.      [ ] determined under the following schedule ...
      - based on Dollar                                                   [COMPLETE SCHEDULE AND THE ITEMS THAT FOLLOW]:
      Amount of Match
      Eligible                                       THE EMPLOYER REGULAR
      Contributions                                       MATCHING                    OF THE MATCH ELIGIBLE
                                                     CONTRIBUTION WILL BE:               CONTRIBUTIONS*:
      Optional:                                   --------------------------         -----------------------
      - Profits
      Contingency
      - Discretionary                                        A                                    B
         Contributions                            --------------------------         -----------------------
                                                 1 ___%                              of the first:     $___.
                                                 2 ___%      [LESS THAN 1A%]         of the next:      $___.
                                                 3 ___%      [LESS THAN 2A%]         of the next:      $___.
                                                 4 ___%      [LESS THAN 3A%]         of the next:      $___.
                                                 5 ___%      [LESS THAN 4A%]         of the next:      $___.
                                                        *OF MATCH ELIGIBLE CONTRIBUTIONS (EXPRESSED AS A DOLLAR
                                                        AMOUNT) FOR PAYROLL PERIODS ENDING WITHIN THE MATCHING
                                                        CONTRIBUTION PERIOD.

                                                  1.     The Match Eligible Contributions are the ... [CHECK
                                                         EACH THAT APPLIES]:

                                                         a.     [ ] Employee Pre-Tax Contributions (except as
                                                                    provided in F.14.).
                                                         b.     [ ] Employee After-Tax Contributions. ... [CHECK
                                                                    IF APPLICABLE]:

                                                                    1. [ ] except that the Employer Regular
                                                                           Matching Contributions made on
                                                                           Employee After-Tax Contributions
                                                                           will be a discretionary amount
                                                                           determined by the Lead Employer.
                                                                           [NOTE: THE LEAD EMPLOYER MAY HAVE
                                                                           SPECIFIED IN A WRITTEN ACTION TAKEN
                                                                           PRIOR TO THE FIRST DAY OF THE PLAN
                                                                           YEAR THAT THE EMPLOYER REGULAR
                                                                           MATCHING CONTRIBUTIONS WILL BE MADE
                                                                           ON EMPLOYEE AFTER-TAX CONTRIBUTIONS
                                                                           IN ACCORDANCE WITH A SCHEDULE THAT
                                                                           CONFORMS WITH A SCHEDULE IN a., b.
                                                                           OR c. OTHERWISE, THE EMPLOYER
                                                                           REGULAR MATCHING CONTRIBUTIONS MADE
                                                                           FOR A PLAN YEAR ON EMPLOYEE
                                                                           AFTER-TAX CONTRIBUTIONS WILL BE
                                                                           ALLOCATED IN PROPORTION OF THE
                                                                           EMPLOYEE AFTER-TAX CONTRIBUTIONS
                                                                           FOR PAYROLL PERIODS ENDING WITHIN
                                                                           THE PLAN YEAR.]

                                                  2.     The Matching Contribution Period is ... [CHECK ONE]:

                                                         a.     [ ] each Plan Year.
                                                         b.     [ ] each payroll period.
                                                         c.     [ ] each month.
                                                         d.     [ ] each quarter of each Plan Year.
                                                         e.     [ ] each half of each Plan Year.
                                                         f.     [ ] other [SPECIFY]: ___. [NOTE: SPECIFY A
                                                                    PERIOD LONGER THAN A PLAN YEAR.]

                                                         [NOTE: EMPLOYER REGULAR MATCHING CONTRIBUTIONS WILL
                                                         BE CALCULATED BASED ON THE MATCHING ELIGIBLE
                                                         CONTRIBUTIONS AND PLAN COMPENSATION FOR EACH MATCHING
                                                         CONTRIBUTION PERIOD -"TRUE-UP" CONTRIBUTIONS MAY BE
                                                         ELECTED UNDER 3.]

                                                         [NOTE: EMPLOYER REGULAR MATCHING CONTRIBUTIONS SHOULD
                                                         NOT BE DEPOSITED OR ALLOCATED UNTIL THE END OF THE
                                                         MATCHING CONTRIBUTION PERIOD.]

                                                  3.     The Employer Regular Matching Contribution will be
                                                         calculated separately for each Matching Contribution
                                                         Period and ... [CHECK ONE]:

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                                                         a.     [ ] N/A - the Matching Contribution Period is the Plan Year.
                                                         b.     [ ] "true-up" contributions will not be made.
                                                         c.     [ ] then will be recalculated based on the Match
                                                                    Eligible Contributions and Plan
                                                                    Compensation for the Plan Year, and
                                                                    "true-up" contributions will be made
                                                                    accordingly, with respect to each eligible
                                                                    Participant described in I.7. ... [CHECK IF
                                                                    APPLICABLE]:

                                                                    1.   [ ]    who is an Employee on the last
                                                                                day of the Plan Year. However,
                                                                                this requirement does not
                                                                                apply if the Participant's
                                                                                Termination of Service
                                                                                occurred during the Plan Year
                                                                                because he/she ... [CHECK EACH
                                                                                THAT APPLIES]:

                                                                                1   [ ]  died.
                                                                                2.  [ ]  became Disabled.
                                                                                3.  [ ]  retired after ... [CHECK EACH
                                                                                         THAT APPLIES]:

                                                                                         a. [ ] Normal Retirement Age.
                                                                                         b. [ ] Early Retirement Age.
                                                                                         c. [ ] age [SPECIFY]: ___.

                                                  4.     The Employer Regular Matching Contribution is ... [CHECK
                                                         ONE]: [NOTE: IF EMPLOYER REGULAR MATCHING
                                                         CONTRIBUTIONS ARE CONTINGENT ON NET PROFITS, THE
                                                         MATCHING CONTRIBUTION PERIOD MUST BE THE PLAN YEAR
                                                         AND THE CONTRIBUTIONS SHOULD NOT BE DEPOSITED OR
                                                         ALLOCATED UNTIL AFTER THE END OF THE PLAN YEAR.]

                                                         a.     [ ] not contingent on Net Profits.
                                                         b.     [ ] contingent on ... [CHECK ONE]:

                                                                    1.   [ ]    current (for the fiscal year
                                                                                ending with or within the Plan
                                                                                Year)
                                                                    2.   [ ]    accumulated

                                                                    ... Net Profits of the Participating
                                                                    Employers, determined under ... [CHECK ONE]:

                                                                    3.   [ ]    GAAP [ ] before [ ] after the
                                                                                payment of discretionary
                                                                                bonuses.
                                                                    4.   [ ]    other [SPECIFY]: ___.

                                                  5.     The Lead Employer may direct that an additional
                                                         Employer Regular Matching Contribution be made for a
                                                         Plan Year which, if made, will be allocated in
                                                         proportion to the ... [CHECK ONE]:

                                                         a.     [ ] N/A - such contributions will not be made.
                                                         b.     [ ] Employer Regular Matching Contributions
                                                                    received under the above schedule for the
                                                                    Plan Year. The allocation will be made
                                                                    among all eligible Participants described
                                                                    in I.7 ... [CHECK IF APPLICABLE]:

                                                                    1.   [ ]    who are Non-Highly Compensated
                                                                                Employees.

                                                         c.     [ ] Match Eligible Contributions of each eligible
                                                                    Participant that do not exceed $___ for
                                                                    the Plan Year. The allocation will be made
                                                                    among all eligible Participants described
                                                                    in I.7 ... [CHECK IF APPLICABLE]:

                                                                    1.   [ ]    who are Non-Highly Compensated
                                                                                Employees.

      Fixed Contributions             c.      [ ] determined under the following schedule ... [COMPLETE
      - based on Years of                         SCHEDULE AND THE ITEMS THAT FOLLOW]: [NOTE: USE OF
      Credited Service:                           THIS OPTION WILL REQUIRE BENEFITS, RIGHTS AND
                                                  FEATURES TESTING UNDER CODE ss. 401(a)(4).] [NOTE:
                                                  IF THIS OPTION IS ELECTED, THE MATCHING
                                                  CONTRIBUTION PERIOD IS THE PLAN YEAR AND
                                                  CONTRIBUTIONS SHOULD NOT BE DEPOSITED OR ALLOCATED
                                                  UNTIL AFTER THE END OF THE PLAN YEAR.]

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                                                                            OF MATCH ELIGIBLE CONTRIBUTIONS
               Optional:                            THE EMPLOYER REGULAR    FOR PARTICIPANTS WITH AT LEAST THE
               - Profits                                MATCHING                 FOLLOWING NUMBER OF
               Contingency                          CONTRIBUTION WILL BE:     YEARS OF CREDITED SERVICE:
               - Discretionary                      ---------------------   ----------------------------------
                 Contributions
                                                            A                           B
                                                    ---------------------   ----------------------------------

                                                  1 ___%                    1 yr. [NOTE: IF MORE THAN ONE YEAR
                                                                            OF SERVICE IS REQUIRED TO
                                                                            PARTICIPATE IN THE EMPLOYER REGULAR
                                                                            MATCHING COMPONENT, THAT SERVICE
                                                                            REQUIREMENT MUST BE SATISFIED TO
                                                                            RECEIVE A CONTRIBUTION.]

                                                  2 ___% [MORE THAN 1A%]           ___yrs. [MORE THAN 1B]
                                                  3 ___% [MORE THAN 2A%]           ___yrs. [MORE THAN 2B]
                                                  4 ___% [MORE THAN 3A%]           ___yrs. [MORE THAN 3B]
                                                  5 ___% [MORE THAN 4A%]           ___yrs. [MORE THAN 4B]

                                                  1.     The Match Eligible Contributions are the ...
                                                         [CHECK EACH THAT APPLIES]:

                                                         a.     [ ] Employee Pre-Tax Contributions (except as
                                                                    provided in F.14.).
                                                         b.     [ ] Employee After-Tax Contributions. ... [CHECK
                                                                    IF APPLICABLE]:

                                                                    1.     [ ] except that the Employer Regular
                                                                               Matching Contributions made on
                                                                               Employee After-Tax
                                                                               Contributions will be a
                                                                               discretionary amount determined
                                                                               by the Lead Employer. [NOTE:
                                                                               THE LEAD EMPLOYER MAY SPECIFY
                                                                               IN A WRITTEN ACTION TAKEN PRIOR
                                                                               TO THE FIRST DAY OF THE PLAN
                                                                               YEAR THAT THE EMPLOYER REGULAR
                                                                               MATCHING CONTRIBUTIONS WILL BE
                                                                               MADE ON EMPLOYEE AFTER-TAX
                                                                               CONTRIBUTIONS IN ACCORDANCE
                                                                               WITH A SCHEDULE THAT CONFORMS
                                                                               WITH A SCHEDULE IN a., b. OR c.
                                                                               OTHERWISE, THE EMPLOYER REGULAR
                                                                               MATCHING CONTRIBUTIONS MADE FOR
                                                                               A PLAN YEAR ON EMPLOYEE
                                                                               AFTER-TAX CONTRIBUTIONS WILL BE
                                                                               ALLOCATED IN PROPORTION OF THE
                                                                               EMPLOYEE AFTER-TAX
                                                                               CONTRIBUTIONS FOR PAYROLL
                                                                               PERIODS ENDING WITHIN THE PLAN
                                                                               YEAR.]

                                                  2.     The Participant's years of credited service for this
                                                         purpose means ... [CHECK ONE]:

                                                         a.     [ ] the number of Plan Years in which the
                                                                    Participant had [1,000 OR LESS] or more
                                                                    Hours of Service.
                                                         b.     [ ] the number of years of elapsed time Service
                                                                    of the Participant as of the last day of
                                                                    the Plan Year.

                                                  3.     The Employer Regular Matching Contribution is ...
                                                         [CHECK ONE]:

                                                         a.     [ ] not contingent on Net Profits.
                                                         b.     [ ] contingent on ... [CHECK ONE]:

                                                                    1.     [ ] current (for the fiscal year
                                                                               ending with or within the Plan
                                                                               Year)
                                                                    2.     [ ] accumulated

                                                                    ... Net Profits of the Participating
                                                                    Employers, determined under ... [CHECK ONE]:

                                                                    3.     [ ] GAAP [ ] before [ ] after the
                                                                               payment of discretionary bonuses.
                                                                    4.     [ ] other [SPECIFY]: ___.

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                                                  4.     The Lead Employer may direct that an additional
                                                         Employer Regular Matching Contribution be made for a
                                                         Plan Year which, if made, will be allocated in
                                                         proportion to the ... [CHECK ONE]:

                                                         a.     [ ] N/A - such contributions will not be made.
                                                         b.     [ ] Employer Regular Matching Contributions
                                                                    received under the above schedule for the
                                                                    Plan Year. The allocation will be made
                                                                    among all eligible Participants described
                                                                    in I.7 ... [CHECK IF APPLICABLE]:

                                                                    1.     [ ] who are Non-Highly Compensated
                                                                               Employees.

                                                         c.     [ ] Match Eligible Contributions of each eligible
                                                                    Participant that do not exceed ___% of
                                                                    his/her Plan Compensation for the Plan
                                                                    Year. The allocation will be made among
                                                                    all eligible Participants described in
                                                                    I.7 ... [CHECK IF APPLICABLE]:


                                                                    1.     [ ] who are Non-Highly Compensated
                                                                               Employees.

      Discretionary                   d.      [ ] a discretionary amount determined by the Lead Employer.
      Contributions
                                                  The Lead Employer may specify in a written action taken
                                                  prior to the first day of the Plan Year that Employer
                                                  Regular Matching Contributions will be made for such Plan
                                                  Year in accordance with a schedule that conforms with a
                                                  schedule specified in a., b. or c., above. A separate
                                                  schedule may apply to Employee Pre- Tax Contributions and
                                                  Employee After-Tax Contributions.

                                                  If such written action is not taken prior to the first day of the Plan Year, then any Employer Regular Matching
                                                  Contribution made for the Plan Year on Employee Pre-Tax
                                                  Contributions will be allocated ... [CHECK ONE]:

                                                  1.     [ ] in proportion to Employee Pre-Tax Contributions
                                                             (except as provided in F.14.) for payroll periods
                                                             ending within the Plan Year that do not exceed
                                                             ... [CHECK ONE]:

                                                             a.     [ ]  N/A - no limit.
                                                             b.     [ ]  $___.
                                                             c.     [ ]  ___% of Plan Compensation for the
                                                                         Plan Year.
                                                             d.     [ ]  the lesser of $___ or ___% of Plan
                                                                         Compensation for the Plan Year.

                                                  2.     [ ] under the following schedule ... [COMPLETE]:

                                                                                       WILL BE ALLOCATED IN
                                                                                     PROPORTION TO EMPLOYEE
                                                                                     PRE-TAX  CONTRIBUTIONS
                                                                THE FOLLOWING         (EXCEPT AS PROVIDED IN
                                                            PERCENT OF THE EMPLOYER  F.14.) THAT DO NOT EXCEED
                                                              REGULAR MATCHING       THE FOLLOWING PERCENT OF
                                                              CONTRIBUTION FOR       PLAN COMPENSATION FOR
                                                               THE PLAN YEAR:            THE PLAN YEAR:
                                                            -----------------------  -------------------------

                                                                       A                         B
                                                            -----------------------  -------------------------

                                                           1        ___%                  ___%
                                                           2        ___%                  ___% [LESS THAN 1B%]
                                                           3        ___%                  ___% [LESS THAN 2B%]
                                                                Total = 100%
                                                              [NOTE: THE STEPS IN THE ALLOCATION FORMULA
                                                              PROVIDE CUMULATIVE CONTRIBUTIONS AT LOWER
                                                              DEFERRAL LEVELS.]

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                                                  3.     [ ] under the following schedule ... [COMPLETE]:

                                                                                       WILL BE ALLOCATED IN
                                                                                     PROPORTION TO EMPLOYEE
                                                                                     PRE-TAX CONTRIBUTIONS
                                                              THE FOLLOWING DOLLAR    (EXCEPT AS PROVIDED IN
                                                             AMOUNT OF THE EMPLOYER  F.14.) THAT DO NOT EXCEED
                                                               REGULAR MATCHING      THE  FOLLOWING PERCENT OF
                                                                CONTRIBUTION FOR     PLAN COMPENSATION FOR
                                                                 THE PLAN YEAR:          THE PLAN YEAR:
                                                             ----------------------  -------------------------

                                                                       A                          B
                                                             ----------------------  -------------------------

                                                            1  The first:     $___.    ___%
                                                            2  The next:      $___.    ___%  [LESS THAN 1B%]
                                                            3     The remainder:       ___%  [LESS THAN 2B%]
                                                                [NOTE: THE STEPS IN THE ALLOCATION FORMULA
                                                                PROVIDE CUMULATIVE CONTRIBUTIONS AT LOWER
                                                                DEFERRAL LEVELS.]

                                                  Any Employer Regular Matching Contribution made for the Plan
                                                  Year on Employee After-Tax Contributions will be allocated in proportion of Employee After-Tax Contributions for
                                                  payroll periods ending within the Plan Year.

                                      [NOTE: IF THE PLAN PROVIDES FOR DISCRETIONARY EMPLOYER SAFE-HARBOR
                                      MATCHING CONTRIBUTIONS, EMPLOYER SAFE-HARBOR MATCHING AND REGULAR
                                      MATCHING CONTRIBUTIONS WILL REMAIN SUBJECT TO THE ACTUAL CONTRIBUTION
                                      PERCENTAGE TEST OF CODE ss. 401(m) IF DISCRETIONARY CONTRIBUTIONS MADE
                                      ON BEHALF OF ANY PARTICIPANT EXCEED 4% OF HIS/HER PLAN COMPENSATION FOR
                                      THE PLAN YEAR.]

MINIMUMS AND MAXIMUMS:        I.9.    The minimum Employer Regular Matching Contribution that any
[PLAN SEC. 5.2(d)]                    Participant who has Match Eligible Contributions can receive for any
                                      Plan Year is...[CHECK ONE]:

                              a.  [X] N/A - no minimum (except as results from the matching schedule).
                              b.  [ ] $___.
                              c.  [ ] ___% of Plan Compensation for the Plan Year.

                              I.10.   The maximum Employer Regular Matching Contribution that any
                                      Participant can receive for any Plan Year is ... [CHECK ONE]: [NOTE: A
                                      SEPARATE MAXIMUM NEEDS TO BE SPECIFIED ONLY IF THE MATCH IS
                                      DISCRETIONARY AND A MAXIMUM IS DESIRED, OR IF A MATCHING SCHEDULE
                                      APPLIES AND A MAXIMUM IS DESIRED THAT IS LESS THAN THE MAXIMUM OTHERWISE
                                      RESULTING FROM THE MATCHING SCHEDULE.]

                              a.  [X] N/A - no maximum (except as results from the matching schedule).
                              b.  [ ] $___.
                              c.  [ ] ___% of Plan Compensation for the Plan Year.
                              d.  [ ] the lesser of $___ or ___% of Plan Compensation for the Plan Year.

VESTING SCHEDULE FOR          I.11.   A Participant's vested percentage in his/her Employer Regular Matching
EMPLOYER REGULAR MATCHING             Contribution Account will be ... [CHECK ONE]:
COMPONENT:
[PLAN SEC. 10.2(e)]           a.  [ ] 100% at all times.
                              b.  [X] determined under the following schedule ... [COMPLETE AS DESIRED]:

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                                            YEARS OF                        VESTED
                                            SERVICE                       PERCENTAGE
                                            -------                       ----------

                                               0                               0%
                                               1                              0 %
                                               2                             50 %
                                               3                             75 %   [20% OR MORE]
                                               4                            100 %   [40% OR MORE]
                                               5                            100 %   [60% OR MORE]
                                               6                            100 %   [80% OR MORE]
                                             7 or more                       100%

                              c.  [ ] determined under the following schedule ... [COMPLETE AS DESIRED]:

                                            YEARS OF                       VESTED
                                            SERVICE                       PERCENTAGE
                                            -------                       ----------

                                              0                                0%
                                              1                                 %
                                              2                                 %
                                              3                                 %
                                              4                                 %
                                            5 or more                        100%

                              [NOTE: IF THE PLAN IS TOP-HEAVY, AND IF THE VESTING SCHEDULE SPECIFIED ABOVE
                              DOES NOT SATISFY THE VESTING REQUIREMENTS APPROPRIATE FOR A TOP-HEAVY PLAN UNDER
                              PLAN SEC. 17.2, THE VESTED PERCENTAGE OF THE PARTICIPANT WILL BE THE GREATER OF
                              THE VESTED PERCENTAGE DETERMINED UNDER THE VESTING SCHEDULE SPECIFIED ABOVE OR
                              THE APPLICABLE VESTING SCHEDULE SPECIFIED IN PLAN SEC. 17.2. IF THE PLAN WAS,
                              BUT HAS CEASED TO BE TOP-HEAVY, THE APPROPRIATE VESTING SCHEDULE WILL BE
                              DETERMINED UNDER Q.3.]

                              I.12.   The vesting schedule specified above applies to the Employer Regular
                                      Matching Contribution Accounts ... [CHECK ONE]: [NOTE: IF THE VESTING
                                      SCHEDULE IS AMENDED, SPECIAL RULES (INCLUDING A PARTICIPANT ELECTION)
                                      MAY APPLY UNDER PLAN SEC. 10.2(k).]

                              a.  [X] of all Participants.
                              b.  [ ] of Participants who become ... [CHECK ONE]:

                                      1.     [ ] Employees
                                      2.     [ ] Active Participants in the Employer Regular Matching Component

                                      ... on or after ___ [MONTH DAY, YEAR] (and the vesting schedule in effect prior to such date will apply to all other Participants).

                              c.  [ ] reflecting Employer Regular Matching Contributions made for periods on or after ____ [MONTH DAY, YEAR] (and the vesting schedule in effect prior to such date will apply to all Employer Regular Matching Contributions made for periods prior to such date).

TREATMENT OF FORFEITURES:     I.13.   A Pending Allocation Account that reflects Forfeitures from Employer Regular
[PLAN SEC. 5.2(g)]                    Matching Contribution Accounts ... [CHECK ONE]:
                                      a.      [X] can
      [COMPLETE ONLY IF A             b.      [ ] cannot
      VESTING SCHEDULE APPLIES
      WITH RESPECT TO ANY PART        ... be applied to pay administrative expenses of the Plan if so directed
      OR ALL OF THE  EMPLOYER         by the Plan Administrator.
      REGULAR MATCHING
      CONTRIBUTION ACCOUNT]
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                              I.14.   A Pending Allocation Account that reflects Forfeitures from Employer Regular
                                      Matching Contribution Accounts (to the extent not applied to pay administrative expenses if permitted in I.13.) will be ... [CHECK ONE]:

                              a.  [X] applied as a credit against ... [CHECK EACH THAT APPLIES]:

                                      1.     [X] Employer Safe-Harbor and/or Regular Matching Contributions
                                      2.     [X] Employer Safe-Harbor and/or Regular Profit Sharing Contributions

                                      ... that are made under the Plan, as and when directed by the Lead Employer.

                              b.  [ ] allocated as of the last day of the Plan Year as an additional ... [CHECK ONE]:

                                      1.     [ ] Employer Regular Matching Contribution.
                                      2.     [ ] Employer Regular Profit Sharing Contribution. [NOTE: IF THE
                                                 PLAN PROVIDES FOR A FIXED CONTRIBUTION DETERMINED UNDER AN
                                                 INTEGRATED FORMULA, THE ALLOCATION WILL BE MADE IN PROPORTION
                                                 TO PLAN COMPENSATION FOR THE PLAN YEAR.]

                                      The allocation will be made in the same manner as (and as part of) any variable contribution, or in proportion to any fixed contribution, under the Plan. [NOTE: IF THE PLAN PROVIDES FOR A VARIABLE CONTRIBUTION (E.G.,
                                      A DISCRETIONARY CONTRIBUTION), AND A CONTRIBUTION IS NOT MADE FOR A PLAN
                                      YEAR, THE ALLOCATION WILL BE MADE IN THE SAME MANNER AS THE VARIABLE
                                      CONTRIBUTION WOULD HAVE BEEN ALLOCATED.]

                              c.  [ ] allocated as of the last day of the Plan Year in proportion to Plan
                                      Compensation for the Plan Year.  The allocation will be among all eligible
                                      Participants described in I.7.

IN-SERVICE WITHDRAWALS:       I.15.   Withdrawals are allowed from Employer Regular Matching Contribution
[PLAN SEC. 11.2]                      Accounts ... [CHECK a., OR CHECK EACH OF b. THROUGH d. THAT APPLIES]:
                              a.  [ ] N/A - in-service withdrawals are not allowed.
                              b.  [X] for any reason after ... [CHECK ONE]:

                                      1.     [ ] Normal Retirement Age.
                                      2.     [ ] age 59 1/2.
                                      3.     [X] age  59 1/2  [CHECK EACH THAT APPLIES]:

                                                 a.    [ ]    and completion of ___ years of ... [CHECK ONE]:

                                                               1.   [ ]    vesting Service.
                                                               2.   [ ]    participation in the Plan. [NOTE:
                                                                           PARTICIPATION IS MEASURED ON AN
                                                                           ELAPSED TIME BASIS FROM THE
                                                                           ENTRY DATE.]

                                                 b.    [X]     but only if at the time of the withdrawal the
                                                               Participant is ... [CHECK ONE]:

                                                               1.   [X]    fully vested
                                                               2.   [ ]    at least ___% vested

                                                               ... in his/her Employer Regular Matching
                                                               Contribution Account.

                                      4.     [ ] completion of ___ years of  ... [CHECK ONE]:

                                                 a.    [ ]     vesting Service.
                                                 b.    [ ]     participation in the Plan. [NOTE: PARTICIPATION
                                                               IS MEASURED ON AN ELAPSED TIME BASIS FROM THE
                                                               ENTRY DATE.]

                              c.  [ ] at any age on account of Hardship  ... [CHECK IF APPLICABLE]:

                                      1.     [ ] but only if at the time of the withdrawal the Participant is ... [CHECK

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                                                 ONE]:

                                                 a.    [ ]     fully vested
                                                 b.    [ ]     at least ___% vested

                                                 ... in his/her Employer Regular Matching Contribution Account.

                              d.  [ ] for any reason, but only if at the time of the withdrawal the Participant is fully vested in his/her Employer Regular Matching Contribution
                                      Account, and provided the withdrawal may not include amounts allocated to the Contribution Account within two years prior to the
                                      withdrawal ... [CHECK IF APPLICABLE]: [NOTE: THE CALCULATION OF THE
                                      MAXIMUM AMOUNT AVAILABLE FOR WITHDRAWAL IS SET FORTH IN PLAN SEC.
                                      11.2(a).]

                                      1.     [ ] unless the Participant has completed five years of
                                                 participation in the Plan. [NOTE: PARTICIPATION IS MEASURED
                                                 ON AN ELAPSED TIME BASIS FROM THE ENTRY DATE.]

--------------------------------------------------------------------------------------------------------------
J.     EMPLOYER REGULAR PROFIT SHARING COMPONENT
--------------------------------------------------------------------------------------------------------------

PROFIT SHARING CONTRIBUTIONS: J.1.    Employer Regular Profit Sharing Contributions ... [CHECK ONE]:
[PLAN SEC. 6.2]
                              a.  [X] will
                              b.  [ ] will not  [SKIP TO SECTION K.]

                                  ... be made under the Plan.

EXCLUDED EMPLOYMENT           J.2.    Covered Employment with respect to the Employer Regular Profit Sharing
CATEGORIES:                           Component does not include ... [CHECK ONE]:  [NOTE:  ANY EXCLUSIONS BELOW
[PLAN SEC. 2.14(a)]                   ARE IN ADDITION TO ANY EXCLUSIONS IN D.1.]
                              a.  [X] N/A - there are no additional exclusions.
                              b.  [ ] employment ... [CHECK EACH THAT APPLIES]:

                                      1.     [ ] as a Highly Compensated Employee.
                                      2.     [ ] as a Key Employee.
                                      3.     [ ] other [SPECIFY]: ___. [NOTE: SPECIFY A GROUP WHOSE EXCLUSION
                                                 WILL NOT RESULT IN DISCRIMINATION IN FAVOR OF HIGHLY COMPENSATED
                                                 EMPLOYEES.]

AGE AND SERVICE               J.3.    For an Employee to participate in the Employer Regular Profit Sharing
REQUIREMENTS:                         Component, he/she must have attained age ... [CHECK ONE]:
[PLAN SEC. 3.1(a)]
                              a.  [X]  21  [21 OR LESS].
                              b.  [ ] N/A - there is no age requirement.

                              J.4.    For an Employee to participate in the Employer Regular Profit Sharing
                                      Component, he/she must have completed ... [CHECK ONE]: [NOTE: IF MORE THAN
                                      ONE YEAR OF SERVICE (12 MONTHS OF ELAPSED TIME SERVICE) IS REQUIRED FOR
                                      ELIGIBILITY, THE PLAN MUST PROVIDE FOR FULL AND IMMEDIATE VESTING OF
                                      EMPLOYER REGULAR PROFIT SHARING CONTRIBUTION ACCOUNTS.]

                              a.  [X] one year of Service (determined under D.9.).
                              b.  [ ] two years of Service (determined under D.9.).
                              c.  [ ] ___ [24 OR LESS] months of Service determined using the elapsed time method (irrespective of the election in D.9.).
                              d.  [ ] N/A - there is no service requirement.

ENTRY:                        J.5.    An Employee in Covered Employment will become an Active Participant in the
[PLAN SECS. 2.27 AND 3.1(a)]          Employer Regular Profit Sharing Component on the Entry Date that ...
                                      [CHECK ONE]:
                              a.  [X] coincides with or next follows
                              b.  [ ] coincides with or next precedes
                              c.  [ ] is nearest to

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                                  ... the date he/she satisfies the age and service requirements for such
                                      Component.

                              J.6.    The Entry Dates for the Employer Regular Profit Sharing Component are
                                      the ... [CHECK ONE]:

                              a.  [ ] first day of each Plan Year and the first day of the seventh month of each Plan Year.
                              b.  [X] first day of each quarter of each Plan Year.
                              c.  [ ] first day of each month.
                              d.  [ ] first day of each payroll period.
                              e.  [ ] day on which the age and service requirements are satisfied.
                              f.  [ ] first day of each Plan Year. [NOTE: THIS OPTION IS PERMITTED ONLY IF (i)
                                      THERE IS NO AGE REQUIREMENT OR THE AGE REQUIREMENT SPECIFIED IN J.3.a.
                                      DOES NOT EXCEED 20 1/2, AND (ii) THERE IS NO SERVICE REQUIREMENT OR THE
                                      SERVICE REQUIREMENT SPECIFIED IN J.4.c. OR d. DOES NOT EXCEED 6 MONTHS,
                                      OR 18 MONTHS IF FULL AND IMMEDIATE VESTING.]
                              g.  [ ] other [SPECIFY]: ___. [NOTE: THE ENTRY DATES SPECIFIED MUST BE AT LEAST
                                      AS FAVORABLE AS ONE OF THE CHOICES IN a. - f.]

REQUIREMENTS TO SHARE IN THE  J.7.    To share in the Employer Regular Profit Sharing Contribution for a Plan
EMPLOYER REGULAR PROFIT               Year, a Participant must be an Active Participant in the Employer
SHARING CONTRIBUTION:                 Regular Profit Sharing Component at some time during the Plan Year ...
[PLAN SEC. 6.2(a) OR (b)]             [CHECK ONE]:

                              a.  [ ] but need not be an Employee on the last day of the Plan Year or have completed any specified number of Hours of Service.
                              b.  [X] and must either be an Employee on the last day of the Plan Year or must have completed at least  500  [1,000 OR LESS] Hours of Service during the Plan Year. However, these requirements do not apply if the
                                      Participant's Termination of Service occurred during the Plan Year because he/she ... [CHECK EACH THAT APPLIES]:

                                      1.     [X] died.
                                      2.     [X] became Disabled.
                                      3.     [X] retired after ... [CHECK EACH THAT APPLIES]:

                                                 a.    [X]    Normal Retirement Age.
                                                 b.    [ ]    Early Retirement Age.
                                                 c.    [ ]    age [SPECIFY]: ___.

                              c.  [ ] and must both be an Employee on the last day of the Plan Year and must have completed at least ___ [1,000 OR LESS] Hours of Service during the Plan Year. However, ... [CHECK ONE]:

                                      1.     [ ] these requirements do not apply
                                      2.     [ ] the last day requirement does not apply

                                      ... if the Participant's Termination of Service occurred during the
                                      Plan Year because he/she ... [CHECK EACH THAT APPLIES]:

                                      3.     [ ] died.
                                      4.     [ ] became Disabled.
                                      5.     [ ] retired after ... [CHECK EACH THAT APPLIES]:

                                                 a.    [ ]    Normal Retirement Age.
                                                 b.    [ ]    Early Retirement Age.
                                                 c.    [ ]    age [SPECIFY]: ___.

                              d.  [ ] and must be an Employee on the last day of the Plan Year. However, this requirement does not apply if the Participant's Termination of Service occurred during the Plan Year because he/she ... [CHECK EACH THAT
                                      APPLIES]:

                                      1.     [ ] died.
                                      2.     [ ] became Disabled.
                                      3.     [ ] retired after ... [CHECK EACH THAT APPLIES]:

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                                                 a.    [ ]  Normal Retirement Age.
                                                 b.    [ ]  Early Retirement Age.
                                                 c.    [ ]  age [SPECIFY]: ___.

                              e.  [ ] and must have completed at least ___ [1,000 OR LESS] Hours of Service during the Plan Year. However, this requirement does not apply if the
                                      Participant's Termination of Service occurred during the Plan Year because he/she ... [CHECK EACH THAT APPLIES]:

                                      1.     [ ] died.
                                      2.     [ ] became Disabled.
                                      3.     [ ] retired after ... [CHECK EACH THAT APPLIES]:

                                                 a.    [ ]  Normal Retirement Age.
                                                 b.    [ ]  Early Retirement Age.
                                                 c.    [ ]  age [SPECIFY]: ___.

CONTRIBUTION/ALLOCATION       J.8.    The Employer Regular Profit Sharing Contribution for each Plan Year will
FORMULA:                              ... [CHECK ONE OF a. THROUGH e., AND CHECK  f. IF IT APPLIES.  DO NOT
[PLAN SEC. 6.2(A) OR (B)]             CHECK b. OR d. IF ANY CONTROLLED GROUP MEMBER MAINTAINS ANY OTHER PLAN
                                      THAT IS INTEGRATED AND THAT COVERS ANY OF THE SAME PARTICIPANTS]: [NOTE:
                                      IF THE PLAN IS TOP-HEAVY, THE CONTRIBUTION FORMULA OR ALLOCATION METHOD
                                      FOR THE EMPLOYER REGULAR PROFIT SHARING CONTRIBUTIONS WILL BE APPLIED
                                      WITH THE APPLICABLE MODIFICATIONS DESCRIBED IN PLAN SEC. 17.1(b) UNLESS
                                      AN ADDITIONAL CONTRIBUTION IS ELECTED IN Q.2.]

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      Non-Integrated          a.  [X] be allocated among the eligible Participants ... [CHECK ONE]:
      Variable Formula -
      Discretionary or                1.     [X] in proportion to Plan Compensation for the Plan Year
      Non-Discretionary               2.     [ ] as an equal dollar amount (subject to the limits of Code
      with Profits                               ss. 415)
      Contingency
                                      ... using the nonintegrated allocation formula in Plan Sec. 6.2(a)(1).
                                      The amount of the contribution will be ... [CHECK ONE]:

                                      3.     [X] a discretionary amount determined by the Lead Employer (not contingent on Net Profits).
                                      4.     [ ] ___% of ... [CHECK ONE]:

                                                 a.     [ ] current (for the fiscal year ending with or within
                                                            the Plan Year)
                                                 b.     [ ] accumulated

                                                 ... Net Profits of the Participating Employers, determined under ... [CHECK ONE]:

                                                 c.     [ ] GAAP [ ] before [ ] after the payment of
                                                            discretionary bonuses,
                                                 d.     [ ] other [SPECIFY]: ___.

      Integrated              b.  [ ] be allocated among the eligible Participants using an integrated
      Variable Formula -              allocation formula in Plan Sec. 6.2(a)(2). The amount of the
      Discretionary or                contribution will be ...  [CHECK 1., 2. OR 3., AND COMPLETE 4. AND 5.
      Non-Discretionary               BELOW]:
      with Profits
      Contingency                     1.     [ ] a discretionary amount determined by the Lead Employer (not contingent on Net Profits).
                                      2.     [ ] ___% of ... [CHECK ONE]:

                                                 a.     [ ] current (for the fiscal year ending with or within
                                                            the Plan Year)
                                                 b.     [ ] accumulated

                                                 ... Net Profits of the Participating Employers, determined under ... [CHECK ONE]:

                                                 c.     [ ] GAAP [ ] before [ ] after the payment of
                                                            discretionary bonuses,
                                                 d.     [ ] other [SPECIFY]:

                                                 ... but not to exceed the maximum amount deductible under the
                                                 Code (or such other limits as may be imposed under the Plan).

                                      3.     [ ] ___% [15% OR LESS] of the aggregate Plan Compensation for the
                                                 Plan Year of all eligible Participants.

                                      ------------------------------------------------------------------------

                                      4.     The Integration Level is ... [CHECK ONE]:

                                                 a.     [ ] the Taxable Wage Base in effect at the beginning
                                                            of the Plan Year.
                                                 b.     [ ] $___ [NOT MORE THAN THE TAXABLE WAGE BASE IN
                                                            EFFECT AT THE BEGINNING OF THE PLAN YEAR IN WHICH
                                                            THIS DOLLAR AMOUNT IS FIRST EFFECTIVE].
                                                 c.     [ ] ___% [LESS THAN 100%] of the Taxable Wage Base in
                                                            effect at the beginning of the Plan Year ...
                                                            [CHECK IF DESIRED]:

                                                            1.     [ ] increased to the next highest whole
                                                                       dollar.

                                      5.     The integrated allocation formula used is the ... [CHECK ONE]:

                                                 a.     [ ] Two-step formula.
                                                 b.     [ ] Three-step formula.
                                                 c.     [ ] Four-step formula.

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      Non-Integrated          c.  [ ] equal a fixed amount for each eligible Participant.  The amount of the
      Fixed Formula -                 contribution will be ... [CHECK ONE OF 1., 2. OR 3., AND COMPLETE 4. AND
      Non-Discretionary               5. below]:
      with Optional Profits
      Contingency                     1.     [ ] $___ for the Plan Year.
                                      2.     [ ] $___ for each ... [CHECK ONE]:

                                                 a.     [ ] Hour of Service
                                                 b.     [ ] day
                                                 c.     [ ] week

                                                 ... as an Active Participant in the Employer Profit Sharing
                                                 Component during the Plan Year.

                                      3.     [ ] ___% [NOT TO EXCEED 15%] of Plan Compensation for the Plan
                                                 Year.

                                      4.     The Employer Regular Profit Sharing Contribution is ... [CHECK
                                             ONE]:

                                                 a.     [ ] not contingent on Net Profits.
                                                 b.     [ ] contingent on ... [CHECK ONE]:

                                                            1.     [ ] current (for the fiscal year ending
                                                                       with or within the Plan Year)
                                                            2.     [ ] accumulated

                                                                   ... Net Profits of the Participating
                                                                   Employers, determined under ... [CHECK ONE]:

                                                            3.     [ ] GAAP [ ] before [ ] after the payment
                                                                       of discretionary bonuses.
                                                            4.     [ ] other [SPECIFY]: ___.

                                      5.     The Lead Employer ... [CHECK ONE]:

                                                 a.     [ ] does not
                                                 b.     [ ] does

                                                 ... have the discretion to direct that an additional Employer
                                                 Regular Profit Sharing Contribution be made for a Plan Year which, if made, will be allocated among the eligible
                                                 Participants described in J.7. ... [CHECK IF APPLICABLE]:

                                                 c.     [ ] who are Non-Highly Compensated Employees

                                                 ... in proportion to the Plan Compensation for the Plan Year of each eligible Participant.

      Integrated              d.  [ ] equal a fixed amount for each eligible Participant.  The amount of the
      Fixed Formula -                 contribution will be ... [COMPLETE 1. THROUGH 5. BELOW]:
      Non-Discretionary
      with Optional Profits           1.     ___% of Plan Compensation for the Plan Year, plus
      Contingency                     2.     ___% of Plan Compensation for the Plan Year in excess of the
                                             Integration Level [THE PERCENTAGE IN 2. MAY NOT EXCEED THE LESSER
                                             OF THE PERCENTAGE IN 1. OR THE PERCENTAGE IN THE TABLE BELOW]:

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                                                                          TABLE
                                                                          -----

                                                IF THE INTEGRATION LEVEL IS:        THE MAXIMUM PERCENTAGE IS:
                                                ----------------------------        --------------------------

                                             The Taxable Wage Base for the current            5.7%
                                                       year ("TWB")

                                               More than 80% of the TWB but less              5.4%
                                                    than 100% of the TWB

                                              More than the greater of 20% of the             4.3%
                                               TWB or $10,000 but not more than
                                                       80% of the TWB

                                             Less than or equal to the greater of             5.7%
                                                  $10,000 or 20% of the TWB

                                      3.     The Integration Level is ... [CHECK ONE]:

                                                 a.     [ ] the Taxable Wage Base in effect at the beginning
                                                            of the Plan Year.
                                                 b.     [ ] ___% [LESS THAN 100%] of the Taxable Wage Base
                                                            in effect at the beginning of the Plan Year ...
                                                            [CHECK IF DESIRED]:

                                                            1.    [ ] increased to the next highest whole
                                                                      dollar.

                                      4.     The Employer Regular Profit Sharing Contribution is ... [CHECK
                                             ONE]:

                                                 a.     [ ] not contingent on Net Profits.
                                                 b.     [ ] contingent on ... [CHECK ONE]:

                                                            1.    [ ] current (for the fiscal year ending with
                                                                      or within the Plan Year)
                                                            2.    [ ] accumulated

                                                            ... Net Profits of the Participating Employers,
                                                            determined under... [CHECK ONE]:

                                                            3.    [ ] GAAP [ ] before [ ] after the payment of
                                                                      discretionary bonuses.
                                                            4.    [ ] other [SPECIFY]:

                                      5.     The Lead Employer ... [CHECK ONE]:

                                                 a.     [ ] does not
                                                 b.     [ ] does

                                                 ... have the discretion to direct that an additional Employer
                                                 Regular Profit Sharing Contribution be made for a Plan Year which, if made, will be allocated among the eligible
                                                 Participants described in J.7. ... [CHECK IF APPLICABLE]:

                                                 c.     [ ] who are Non-Highly Compensated Employees

                                                 ... in proportion to the Plan Compensation for the Plan Year of each eligible Participant.

      Uniform Point           e.  [ ] be allocated among the eligible Participants in proportion to the
      Formula                         "points" of each eligible Participant. An eligible Participant will be awarded ... [CHECK ONE OR BOTH OF 1. AND 2., AND CHECK 3. IF IT APPLIES]

                                      1.     [ ] [SPECIFY A WHOLE NUMBER] points for each year of age he/she has attained by the last day of the Plan Year.
                                      2.     [ ] [SPECIFY A WHOLE NUMBER] points for each year of credited service he/she has completed by the last day of the Plan
                                                 Year. ... [COMPLETE]

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                                                 a.     The Participant's years of credited service for this
                                                        purpose means ... [CHECK ONE]:

                                                        1.     [ ] the number of Plan Years in which the
                                                                   Participant had [1,000 OR LESS] or more
                                                                   Hours of Service.
                                                        2.     [ ] the number of years of elapsed time Service
                                                                   of the Participant as of the last day of
                                                                   the Plan Year.

                                                 b.     The Participant's years of credited service taken
                                                        into account will not exceed ... [CHECK ONE]:

                                                        1.     [ ] N/A - there is no limit.
                                                        2.     [ ] ___ years.

                                             [CHECK 3. IF POINTS ARE AWARDED BASED ON COMPENSATION]

                                      3.     [ ] [SPECIFY A WHOLE NUMBER] points for each $___ [NOT MORE THAN
                                                 $200] of Plan Compensation for the Plan Year.

      Prevailing Wage         f.  [ ] equal a fixed amount for each hour working on a project and in a
      Formula                         job category covered by the Prevailing Wage Laws. The amount of the contribution will be determined ... [CHECK ONE OF 1. OR 2., AND
                                      COMPLETE 3. AND 4.]:

                                      1.     [ ] as specified on the Prevailing Wage Addendum. [NOTE: A
                                                 CONTRIBUTION WILL BE MADE ONLY WITH RESPECT TO PROJECTS AND
                                                 JOB CATEGORIES LISTED ON THE PREVAILING WAGE ADDENDUM.]
                                      2.     [ ] as follows ... [COMPLETE]:

                                                 For contracts classified as...   The contribution amount will be...
                                                 ------------------------------   ----------------------------------

                                                          __________               [ ] $___ per hour
                                                                                   [ ] ___% of the prevailing wage.

                                                          __________               [ ] $___ per hour
                                                                                   [ ] ___% of the prevailing wage.

                                                          __________               [ ] $___ per hour
                                                                                   [ ] ___% of the prevailing wage.

                                      ------------------------------------------------------------------------

                                      3.     The contribution will be made on behalf of each Active
                                             Participant in the Prevailing Wage Component ... [CHECK IF
                                             APPLICABLE]:

                                                 a.     [ ] who is a Non-Highly Compensated Employee.

                                      4.     If such a Participant also is eligible for an Employer
                                             Regular Profit Sharing Contribution for a Plan Year, such
                                             contribution ... [CHECK ONE]:

                                                 a.     [ ] N/A - such Participants will not be eligible for
                                                            Employer Regular Profit Sharing Contributions.
                                                 b.     [ ] will not
                                                 c.     [ ] will

                                                 ... be offset by the Prevailing Wage Contribution.

                                  [NOTE: EMPLOYER REGULAR PROFIT SHARING CONTRIBUTIONS SHOULD NOT BE DEPOSITED
                                  OR ALLOCATED UNTIL THE END OF THE PLAN YEAR (EXCEPT UNDER A PREVAILING WAGE
                                  COMPONENT).]

VESTING SCHEDULE FOR          J.9.    A Participant's vested percentage in his/her Employer Regular Profit
EMPLOYER REGULAR PROFIT               Sharing Contribution Account will be ... [CHECK ONE]:
SHARING COMPONENT:
[PLAN SEC. 10.2(E)]                   a.     [ ] 100% at all times.

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[PLAN SEC. 10.2(e)]           b.  [X] determined under the following schedule ... [COMPLETE AS DESIRED]:

                                              YEARS OF                          VESTED
                                              SERVICE                         PERCENTAGE
                                              -------                         ----------

                                                  0                                 0%
                                                  1                                0 %
                                                  2                               50 %
                                                  3                               75 % [20% OR MORE]
                                                  4                              100 % [40% OR MORE]
                                                  5                              100 % [60% OR MORE]
                                                  6                              100 % [80% OR MORE]
                                              7 or more                           100%

                              c.  [ ] determined under the following schedule ... [COMPLETE AS DESIRED]:

                                              YEARS OF                          VESTED
                                              SERVICE                         PERCENTAGE
                                              -------                         ----------

                                                  0                                 0%
                                                  1                                  %
                                                  2                                  %
                                                  3                                  %
                                                  4                                  %
                                              5 or more                           100%

                                  [NOTE: IF THE PLAN IS TOP-HEAVY, AND IF THE VESTING SCHEDULE SPECIFIED
                                  ABOVE DOES NOT SATISFY THE VESTING REQUIREMENTS APPROPRIATE FOR A
                                  TOP-HEAVY PLAN UNDER PLAN SEC. 17.2, THE VESTED PERCENTAGE OF THE
                                  PARTICIPANT WILL BE THE GREATER OF THE VESTED PERCENTAGE DETERMINED UNDER
                                  THE VESTING SCHEDULE SPECIFIED ABOVE OR THE APPLICABLE VESTING SCHEDULE
                                  SPECIFIED IN PLAN SEC. 17.2. IF THE PLAN WAS, BUT HAS CEASED TO BE
                                  TOP-HEAVY, THE APPROPRIATE VESTING SCHEDULE WILL BE DETERMINED UNDER Q.3.]

                              J.10.   The vesting schedule specified above applies to the Employer Regular
                                      Profit Sharing Contribution Accounts ... [CHECK ONE]: [NOTE: IF THE
                                      VESTING  SCHEDULE IS AMENDED, SPECIAL RULES (INCLUDING A PARTICIPANT
                                      ELECTION) MAY APPLY UNDER PLAN SEC. 10.2(k).]

                              a.  [X] of all Participants.
                              b.  [ ] of Participants who become ... [CHECK ONE]:

                                      1.   [ ] Employees
                                      2.   [ ] Active Participants in the Employer Regular Profit Sharing
                                               Component

                                      ... on or after ___ [MONTH DAY, YEAR] (and the vesting schedule in effect prior to such date will apply to all other Participants).

                              c.  [ ] reflecting Employer Regular Profit Sharing Contributions made for periods on or after ___ [MONTH DAY, YEAR] (and the vesting schedule in effect prior to such date will apply to all Employer Regular Profit
                                      Sharing Contributions made for periods prior to such date).

TREATMENT OF FORFEITURES:     J.11.   A Pending Allocation Account that reflects Forfeitures from
[PLAN SEC. 6.2(d)]                    Employer Regular Profit Sharing Contribution Accounts...[CHECK ONE]:

      [COMPLETE ONLY IF A     a.  [X] can
      VESTING SCHEDULE        b.  [ ] cannot
      APPLIES WITH
      RESPECT TO ANY PART      ... be applied to pay administrative expenses of the Plan if so directed by the
      OR ALL OF THE EMPLOYER  Plan Administrator.
      REGULAR PROFIT SHARING
      CONTRIBUTION ACCOUNT]   J.12.   A Pending Allocation Account that reflects  Forfeitures from Employer
                                      Regular Profit Sharing Contribution  Accounts (to the extent not applied to pay administrative expenses if permitted in J.11) will be ... [CHECK
                                      ONE]:

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                              a.  [X] applied as a credit against ... [CHECK EACH THAT APPLIES]:

                                      1.  [X] Employer Safe-Harbor and/or Regular Matching Contributions
                                      2.  [X] Employer Safe-Harbor and/or Regular Profit Sharing
                                              Contributions ... that are made under the Plan, as and when directed by the Lead Employer.
                              b.  [ ] allocated as of the last day of the Plan Year as an additional
                                      Employer Regular Profit Sharing Contribution. The allocation will be made in the same manner as (and as part of) any variable contribution, or in proportion to any fixed contribution (disregarding any contribution under a prevailing wage formula), under the Plan. [NOTE: IF
                                      THE PLAN PROVIDES FOR A VARIABLE CONTRIBUTION (E.G., A DISCRETIONARY
                                      CONTRIBUTION), AND A CONTRIBUTION IS NOT MADE FOR A PLAN YEAR, THE
                                      ALLOCATION WILL BE MADE IN THE SAME MANNER AS THE VARIABLE CONTRIBUTION
                                      WOULD HAVE BEEN ALLOCATED.] [NOTE: IF THE PLAN PROVIDES FOR A FIXED
                                      CONTRIBUTION UNDER AN INTEGRATED FORMULA, THE ALLOCATION WILL BE MADE IN
                                      PROPORTION TO PLAN COMPENSATION FOR THE PLAN YEAR.]

                              c.  [ ] allocated as of the last day of the Plan Year in proportion to Plan
                                      Compensation for the Plan Year. The allocation will be among all eligible Participants described in J.7.

IN-SERVICE WITHDRAWALS:       J.13.   Withdrawals are allowed from Employer Regular Profit Sharing
[PLAN SEC. 11.2]                      Contribution Accounts

                                      ... [CHECK a., OR CHECK EACH OF b. THROUGH d. THAT APPLIES]:
                              a.  [ ] N/A - in-service withdrawals are not allowed.
                              b.  [X] for any reason after ... [CHECK ONE]:

                                      1.  [ ] Normal Retirement Age.
                                      2.  [ ] age 59 1/2.
                                      3.  [X] age  59 1/2  ... [CHECK EACH THAT APPLIES]:
                                              a.  [ ] and completion of ___ years of ... [CHECK ONE]:
                                                      1.  [ ] vesting Service.
                                                      2.  [ ] participation in the Plan. [NOTE: PARTICIPATION
                                                              IS MEASURED ON AN ELAPSED TIME BASIS FROM THE
                                                              ENTRY DATE.]

                                              b.  [X] but only if at the time of the withdrawal the
                                                      Participant is ... [CHECK ONE]:

                                                      1.  [X] fully vested
                                                      2.  [ ] at least ___% vested

                                                      ... in his/her Employer Regular Profit Sharing
                                                      Contribution Account.

                                      4.  [ ] completion of ___ years of  ... [CHECK ONE]:

                                              a.  [ ] vesting Service.
                                              b.  [ ] participation in the Plan. [NOTE: PARTICIPATION IS
                                                      MEASURED ON AN ELAPSED TIME BASIS FROM THE ENTRY DATE.]

                              c.  [ ] at any age on account of Hardship ... [CHECK IF APPLICABLE]:

                                      1.  [ ] but only if at the time of the withdrawal the Participant is ...
                                              [CHECK ONE]:

                                              a.  [ ] fully vested
                                              b.  [ ] at least ___% vested

                                              ... in his/her Employer Regular Profit Sharing Contribution
                                              Account.

                              d.  [ ] for any reason, but only if at the time of the withdrawal the
                                      Participant is fully vested in his/her Employer Regular Profit Sharing
                                      Contribution Account, and

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                                      provided the withdrawal may not include amounts allocated to the
                                      Contribution Account within two years prior to the withdrawal ...
                                      [CHECK IF APPLICABLE]:
                                      [NOTE: THE CALCULATION OF THE MAXIMUM AMOUNT AVAILABLE FOR
                                      WITHDRAWAL IS SET FORTH IN PLAN SEC. 11.2(a).]

                                      1.  [ ] unless the Participant has completed five years of participation in the Plan. [NOTE: PARTICIPATION IS MEASURED
                                              ON AN ELAPSED TIME BASIS FROM THE ENTRY DATE.]

--------------------------------------------------------------------------------------------------------------
K. EMPLOYER QUALIFIED MATCHING AND PROFIT SHARING COMPONENT
--------------------------------------------------------------------------------------------------------------

[NOTE: CONTRIBUTIONS ELECTED UNDER THIS SECTION K. ARE IN ADDITION TO ANY EMPLOYER SAFE-HARBOR MATCHING,
REGULAR MATCHING, SAFE-HARBOR PROFIT SHARING OR REGULAR PROFIT SHARING CONTRIBUTIONS.]

EMPLOYER QUALIFIED            K.1.    Employer Qualified Matching and/or Qualified Profit Sharing
CONTRIBUTIONS:                        Contributions ... [CHECK ONE]:
[PLAN SECS. 5.3 AND 6.3]      a.      [X] will
                              b.      [ ] will not [SKIP TO SECTION L.]

                                      ... be made under the Plan.

                                      [NOTE: EMPLOYER QUALIFIED MATCHING AND/OR QUALIFIED PROFIT SHARING
                                      CONTRIBUTIONS MUST BE MADE WITHIN TWELVE MONTHS FOLLOWING THE CLOSE OF
                                      THE APPLICABLE PLAN YEAR. HOWEVER, CONTRIBUTIONS MADE LATER THAN 30
                                      DAYS AFTER THE EMPLOYER'S TAX FILING DEADLINE MUST BE TREATED AS
                                      ANNUAL ADDITIONS IN THE LIMITATION YEAR MADE FOR PURPOSES OF CODE ss.
                                      415.]

                                      [NOTE: THE "APPLICABLE" PLAN YEAR IS THE CURRENT PLAN YEAR IF THE
                                      CURRENT YEAR TESTING METHOD IS USED, OR THE PRIOR PLAN YEAR IF THE
                                      PRIOR YEAR TESTING METHOD IS USED.]

EMPLOYER QUALIFIED            K.2.    Employer Qualified Matching Contributions (QMACs) will be allocated
MATCHING CONTRIBUTIONS                among the ... [CHECK ONE OF a. OR b., AND CHECK ONE OF c. - e.]:
(QMACS):
[PLAN SEC. 5.3]               a.      [ ] Non-Highly Compensated Employees
                              b.      [ ] Highly and Non-Highly Compensated Employees [NOTE: THIS OPTION IS
                                          NOT APPROPRIATE IF THE "PRIOR YEAR" TESTING METHOD IS USED.]

                                      ... who ... [CHECK ONE]:

                              c.      [ ] are eligible Participants described in I.7 (relating to the
                                          Employer Regular Matching Component) with respect to the applicable
                                          Plan Year. [NOTE: THIS OPTION IS APPROPRIATE ONLY IF THE PLAN
                                          INCLUDES AN EMPLOYER REGULAR MATCHING COMPONENT.]

                              d.      [ ] benefit under the applicable Component for the applicable Plan Year.
                                          [NOTE: THE "APPLICABLE" COMPONENT IS THE EMPLOYEE PRE-TAX COMPONENT
                                          IN THE CASE OF A CONTRIBUTION MADE TO SATISFY THE ACTUAL DEFERRAL
                                          PERCENTAGE (ADP) TEST OF CODE ss. 401(k); OR THE EMPLOYER REGULAR
                                          MATCHING COMPONENT IN THE CASE OF A CONTRIBUTION MADE TO SATISFY THE
                                          ACTUAL CONTRIBUTION PERCENTAGE (ACP) TEST OF CODE ss. 401(m).]
                                          [NOTE: IF A COMPONENT IS DISAGGREGATED INTO TWO OR MORE SEPARATE
                                          COMPONENTS FOR PURPOSES OF THE COVERAGE REQUIREMENTS OF CODE ss.
                                          410(b), ANY DISCRETIONARY CONTRIBUTION WILL BE DETERMINED SEPARATELY
                                          FOR EACH DISAGGREGATED COMPONENT.]

                                          [NOTE: AN EMPLOYEE "BENEFITS" UNDER THE EMPLOYEE PRE-TAX COMPONENT
                                          IF HE/SHE IS ELIGIBLE TO MAKE EMPLOYEE PRE-TAX CONTRIBUTIONS DURING
                                          THE APPLICABLE PLAN YEAR. AN EMPLOYEE "BENEFITS" UNDER THE EMPLOYER
                                          REGULAR MATCHING COMPONENT IF HE/SHE SATISFIES THE REQUIREMENTS IN
                                          I.7. FOR THE APPLICABLE PLAN YEAR.]

                              e.      [ ] are Active Participants in the Employee Pre-Tax Component ... [CHECK
                                          ONE]:

                                          1.  [ ] at some time during
                                          2.  [ ] on the last day of


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                                              3.  [ ] throughout

                                              ... the applicable Plan Year.

                              K.3.       Employer Qualified Matching Contributions (QMACs) will be a discretionary amount determined by the Lead Employer. The contribution will be allocated
                                         ... [CHECK ONE]:

                              a.         [ ]  in proportion to the Employee Pre-Tax Contributions of each eligible
                                              Participant that do not exceed ... [CHECK ONE]:

                                         1    [ ] N/A - no limit.
                                         2.   [ ] ___%  of  his/her  Plan  Compensation  for  the  Plan  Year.
                                                 [NOTE: IF THE PLAN INCLUDES AN EMPLOYER SAFE-HARBOR
                                                 COMPONENT, INCLUDE A PERCENTAGE NO GREATER THAN 6%.]
                                         3.   [ ] $___.

                              b.         [ ]  as an equal dollar amount to each eligible Participant who has
                                              Employee Pre-Tax Contributions.

                              c.         [ ]  in proportion to the Employer Regular Matching Contributions of each eligible Participant.

EMPLOYER QUALIFIED PROFIT     K.4.       Employer Qualified Profit Sharing Contributions (QNECs) will be allocated
SHARING CONTRIBUTIONS                    among the ... [CHECK ONE OF A. OR B., AND CHECK ONE OF C. - E.]:
(QNECs):
[PLAN SEC. 6.3]               a.         [ ]  Non-Highly Compensated Employees

                              b.         [X]   Highly and Non-Highly Compensated Employees [NOTE: THIS OPTION IS NOT
                                              APPROPRIATE IF THE "PRIOR YEAR" TESTING METHOD IS USED.]

                                              ... who ... [CHECK ONE]:

                              c.         [ ]  are eligible Participants described in J.7 (relating to the Employer
                                              Regular Profit Sharing Component) with respect to the applicable Plan
                                              Year. [NOTE: THIS OPTION IS APPROPRIATE ONLY IF THE PLAN INCLUDES AN
                                              EMPLOYER REGULAR PROFIT SHARING COMPONENT.]

                              d.         [X]  benefit under the applicable Component for the applicable Plan Year.
                                              [NOTE: THE "APPLICABLE" COMPONENT IS THE EMPLOYEE PRE-TAX COMPONENT
                                              IN THE CASE OF A CONTRIBUTION MADE TO SATISFY THE ACTUAL DEFERRAL
                                              PERCENTAGE (ADP) TEST OF CODE ss. 401(k); OR THE EMPLOYER REGULAR
                                              MATCHING COMPONENT IN THE CASE OF A CONTRIBUTION MADE TO SATISFY THE
                                              ACTUAL CONTRIBUTION PERCENTAGE (ACP) TEST OF CODE ss. 401(m).] [NOTE:
                                              IF A COMPONENT IS DISAGGREGATED INTO TWO OR MORE SEPARATE COMPONENTS
                                              FOR PURPOSES OF THE COVERAGE REQUIREMENTS OF CODE ss. 410(b), ANY
                                              DISCRETIONARY CONTRIBUTION WILL BE DETERMINED SEPARATELY FOR EACH
                                              DISAGGREGATED COMPONENT.]

                                              [NOTE: AN EMPLOYEE "BENEFITS" UNDER THE EMPLOYEE PRE-TAX COMPONENT IF
                                              HE/SHE IS ELIGIBLE TO MAKE EMPLOYEE PRE-TAX CONTRIBUTIONS DURING THE
                                              APPLICABLE PLAN YEAR. AN EMPLOYEE "BENEFITS" UNDER THE EMPLOYER
                                              REGULAR MATCHING COMPONENT IF HE/SHE SATISFIES THE REQUIREMENTS IN
                                              I.7. FOR THE APPLICABLE PLAN YEAR.]

                              e.         [ ]  are Active Participants in the Employee Pre-Tax Component ... [CHECK
                                              ONE]:

                                         1.   [ ] at some time during
                                         2.   [ ] on the last day of
                                         3.   [ ] throughout

                                              ... the applicable Plan Year.

                              K.5.       Employer Qualified Profit Sharing Contributions (QNECs) will be a discretionary amount determined by the Lead Employer. The contribution will be allocated ... [CHECK ONE]:

                              a.         [X]  as a uniform percentage of Plan Compensation for the Plan Year...
                                              [CHECK EACH THAT APPLIES]:


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                                              1.  [X]  using testing compensation as the definition of Plan
                                                       Compensation for the Plan Year instead of the definition in
                                                       Item E. [NOTE: FOR THIS PURPOSE, "TESTING COMPENSATION"
                                                       MEANS THE DEFINITION OF COMPENSATION USED FOR PURPOSES OF
                                                       APPLYING THE ACTUAL DEFERRAL PERCENTAGE (ADP) TEST OR ACTUAL
                                                       CONTRIBUTION PERCENTAGE (ACP) TEST FOR THE APPLICABLE PLAN
                                                       YEAR.]

                                              2.  [ ]  disregarding Plan Compensation for the Plan Year in excess of $___ [SPECIFY A DOLLAR AMOUNT LESS THAN THE COMPENSATION
                                                       LIMIT IN EFFECT UNDER CODE ss. 401(a)(17)].

                              b.         [ ]  as an equal dollar amount.

                              c.         [ ]  first to the eligible Participant with the lowest Plan Compensation for the Plan Year, then to the eligible Participant with the next lowest Plan Compensation for the Plan Year, etc. until the applicable test is met, with the allocation to each eligible Participant limited to the amount permitted under Codess. 415. [NOTE: THIS OPTION IS NOT
                                              APPROPRIATE IF THE ALLOCATION WILL BE MADE TO HIGHLY COMPENSATED
                                              EMPLOYEES.]

                                         [NOTE: IF A COMPONENT IS DISAGGREGATED INTO TWO OR MORE SEPARATE
                                         COMPONENTS FOR PURPOSES OF THE COVERAGE REQUIREMENTS OF CODE ss. 410(b),
                                         ANY DISCRETIONARY CONTRIBUTION WILL BE DETERMINED SEPARATELY FOR EACH
                                         DISAGGREGATED COMPONENT.]

IN-SERVICE WITHDRAWALS:       K.6.       Withdrawals are allowed from Employer Qualified Matching and/or Qualified
[PLAN SEC. 11.2]                         Profit Sharing Contribution Accounts ... [CHECK ONE]:

                                         a.   [ ] N/A - in-service withdrawals are not allowed.


                                         b.   [X] for any reason after ... [CHECK ONE]:

                                              1.  [ ] Normal Retirement Age (or age 59 1/2, if later).
                                              2.  [X] age 59 1/2.
                                              3.  [ ] age [60 OR MORE].

                                         c.   [ ] for Hardship after age 59 1/2.

---------------------------------------------------------------------------------------------------------------
L. EMPLOYEE ROLLOVER COMPONENT
---------------------------------------------------------------------------------------------------------------

EMPLOYEE ROLLOVER             L.1.       Employee Rollover Contributions are...[CHECK ONE]
CONTRIBUTIONS:
[PLAN SEC. 4.5]               a.         [ ]  not allowed.  [SKIP TO SECTION M.]

                              b.         [X]  allowed if the Employee is...[CHECK ONE]:

                                         1.   [X] in Covered Employment (but regardless of whether he/she is an Active Participant).

                                         2.   [ ] an Active Participant in any Component of the Plan.

                              L.2.       Employee Rollover Contributions will be allowed in ... [CHECK ONE]:


                              a.         [X]  cash only ... [CHECK IF APPLICABLE]:

                                              1.  [ ]  except that an outstanding loan made under a prior employer's plan will be accepted if the loan is not in
                                                       default and the transfer satisfies such requirements as may be imposed under the participant loan program (if any) of
                                                       the Plan.

                              b.         [ ]  cash or in kind (to the extent not prohibited by the Funding
                                              Agent), except that an outstanding loan made under a prior employer's plan ... [CHECK ONE]:

                                              1.  [ ]  will not be accepted.

                                              2.  [ ]  will be accepted only if the loan is not in default and the transfer satisfies such requirements as may be imposed under the participant loan program (if any) of the Plan.

IN-SERVICE WITHDRAWALS:       L.3.       Withdrawals are allowed from Employee Rollover Contribution Accounts
                                         ... [CHECK



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
[PLAN SEC. 11.2]                         ONE]:

                              a.         [ ]  N/A - in-service withdrawals are not allowed.

                              b.         [ ]  for any reason and at any time.

                              c.         [X]  for any reason after ... [CHECK ONE]:

                                              1.  [ ] Normal Retirement Age.
                                              2.  [X] age 59 1/2.
                                              3.  [ ] age ___.

---------------------------------------------------------------------------------------------------------------
M. RETIREMENT, DISABILITY AND HARDSHIP
---------------------------------------------------------------------------------------------------------------

RETIREMENT AGE:               M.1.       The Normal Retirement Age is ... [CHECK ONE]:
[PLAN SECS. 2.19 AND 2.47]
                              a.         [X]  age 65 [65 OR LESS].

                              b.         [ ]  the later of age __ [65 OR LESS] or the __ [5TH OR LESS] anniversary of the first day of the Plan Year in which the Participant commenced participation in the Plan.

                              M.2.       The Early Retirement Age is ... [CHECK ONE]:

                                         a.   [X]  N/A - early retirement is not recognized under the Plan.

                                         b.   [ ]  age __ [LESS THAN NORMAL RETIREMENT AGE].

                                         c.   [ ]  the later of age __ [LESS THAN NORMAL RETIREMENT AGE] or the date on which the Participant completes __ years of vesting Service.

DISABILITY:                   M.3.       A Participant will be deemed to be Disabled for purposes of the Plan
[PLAN SEC. 2.18]                         if he/she ... [CHECK ONE]:

                              a.         [ ]  has a physical or mental condition that makes him/her unable to engage in any substantial gainful activity and that can be expected to result in death or has lasted or can be expected to last for at least a twelve-consecutive-month period.

                              b.         [X]  meets the standard for long-term disability benefits under any disability plan maintained by a Controlled Group Member.

                              c.         [ ]  has been determined to be disabled for purposes of Social Security.

                              d.         [ ]  has a physical or mental condition that makes him/her permanently unable to perform the normal duties of his/her job with the
                                              Participating Employer.

                              e.         [ ]  has a physical or mental condition that makes him/her permanently unable to engage in any occupation for wage or profit for which he/she is reasonably fitted by training, education or experience.

HARDSHIP:                     M.4.       A Participant will be deemed to be under a Hardship for purposes of the
[PLAN SEC. 2.33]                         Plan if he/she has a financial need resulting from ... [CHECK ONE.]:

                              a.         [X]  expenses for medical care described in Code ss. 213(d) incurred by the Participant, his/her spouse, or his/her dependents (as defined in
                                              Code ss. 152), or necessary for any of those persons to obtain such medical care.

                              b.         [X]  costs directly related to the purchase of the Participant's principal residence (excluding mortgage payments).

                              c.         [X]  payment of tuition and related educational fees for the next 12 months of post-secondary education for the Participant, his/her spouse, children, or dependents.

                              d.         [X]  the need to prevent the eviction of the Participant from the
                                              Participant's principal residence or foreclosure on the mortgage of the Participant's principal residence.

                              e.         [ ]  other [SPECIFY IN A MANNER THAT PREVENTS EMPLOYER DISCRETION]: __ .
                                              [NOTE: THIS HARDSHIP STANDARD DOES NOT APPLY TO HARDSHIP WITHDRAWALS
                                              FROM EMPLOYEE PRE-TAX CONTRIBUTION ACCOUNTS PRIOR TO AGE 59 1/2.]

                              M.5.       The Hardship amount ... [CHECK ONE]:

                              a.         [X]  may
                              b.         [ ]  may not

                                         ... include any amount necessary to pay any federal, state or locaL income taxes or penalties reasonably expected to result from the distribution.



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
---------------------------------------------------------------------------------------------------------------
N. SPECIAL VESTING RULES
---------------------------------------------------------------------------------------------------------------

[NOTE: DO NOT COMPLETE IF THE PLAN PROVIDES FOR FULL AND IMMEDIATE VESTING OF ALL CONTRIBUTION ACCOUNTS. SKIP TO
SECTION O.]

VESTING:                      N.1.       A Participant's vested percentage in his/her Employee Pre-Tax, After-Tax,
[PLAN SEC. 10.2(e)]                      Deductible, Forfeiture Restoration and Rollover Contribution Accounts, and
                                         in his/her Employer Safe-Harbor Matching, Qualified Matching, Safe-Harbor
                                         Profit Sharing and Qualified Profit Sharing Contribution Accounts, will be
                                         100% at all times.

                                         A Participant's vested percentage in his/her Employer Regular Matching
                                         Contribution Account will be determined under I.11.

                                         A Participant's vested percentage in his/her Employer Regular Profit
                                         Sharing Contribution Account will be determined under J.9.

SERVICE DISREGARDED FOR       N.2.       To determine the vested percentage of a Participant in his/her Employer
VESTING:                                 Regular Matching or Regular Profit Sharing Contribution Account,
[PLAN SEC. 10.2(f)]                      Service ... [CHECK EACH THAT APPLIES]:

                              a.         [X]  before the Participant attained the age of 18 [18 OR LESS]

                              b.         [ ]  before any Controlled Group Member first maintained this Plan (or a predecessor plan)

                                         ... will be disregarded ....

                              c.         [ ]  Such Service also will be disregarded for purposes of determining
                                              ... [CHECK EACH THAT APPLIES]:

                                              1.  [ ]  Early Retirement Age.
                                              2.  [ ]  whether a Participant has satisfied the requirements to receive an in-service withdrawal that is conditioned on
                                                       vesting Service.

SPECIAL VESTING EVENTS:       N.3.       A Participant will be fully vested in an Employer Regular Matching and/or
[PLAN SEC. 10.2(b)]                      Regular Profit Sharing Contribution Account if he/she ... [CHECK EACH THAT
                                         APPLIES]:

                              a.         [X]  dies
                              b.         [X]  becomes Disabled
                              c.         [ ]  attains age __ [LESS THAN NORMAL RETIREMENT AGE]
                              d.         [ ]  attains Early Retirement Age

                                         ... while employed with a Controlled Group Member. [NOTE: A PARTICIPANT
                                         WILL IN ALL EVENTS BE FULLY VESTED UPON ATTAINMENT OF NORMAL RETIREMENT
                                         AGE WHILE EMPLOYED WITH A CONTROLLED GROUP MEMBER.]

FORFEITURES:                  N.4.       The portion of an Employer Regular Matching or Regular Profit Sharing
[PLAN SEC. 10.2(g)]                      Contribution  Account in which a Participant is not vested will become become a Forfeiture on the earlier of the date the Participant incurs a period of five consecutive one year Breaks in Service or the ... [CHECK
                                         ONE]:

                              a.         [ ]  first day of the Plan Year after the Plan Year in which
                              b.         [ ]  last day of the Plan Year in which
                              c.         [X]  date on which
                              d.         [ ]  last day of the ... [CHECK ONE]:

                                              1.  [ ]  first
                                              2.  [ ]  second
                                              3.  [ ]  third
                                              4.  [ ]  fourth
                                              5.  [ ]  fifth

                                              ... Plan Year after the Plan Year in which

                                              ... the Participant receives a full distribution of the vested portion of the Contribution


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                                         Account (or immediately upon Termination of Service if the Participant is not vested in the Contribution Account).

VESTING FORMULA FOR           N.5.       If a Participant receives a distribution after his/her Termination of
PARTIALLY VESTED:                        Service of less than the full vested balance of a partially vested
[PLAN SEC. 10.2(c) AND (g)]              Employer Regular Matching or Regular Profit Sharing Account...[CHECK ONE]:

                              a.         [X]  the following formula will apply after the distribution to determine the vested portion of the Contribution Account ... [CHECK ONE]: [NOTE:
                                              UNDER THIS OPTION, A PARTIAL DISTRIBUTION WILL NOT RESULT IN AN
                                              IMMEDIATE FORFEITURE.] [NOTE: THIS FORMULA WILL ALSO APPLY IF A
                                              PARTICIPANT IS ELIGIBLE TO AND DOES RECEIVE AN IN-SERVICE WITHDRAWAL
                                              (INCLUDING THOSE FOR HARDSHIP) FROM A PARTIALLY VESTED EMPLOYER
                                              REGULAR MATCHING AND REGULAR PROFIT SHARING ACCOUNT.]

                                              1.  [ ]  P(AB+D)-D
                                              2.  [X]  P[AB+(RxD)]-(RxD)

                              b.         [ ]  a proportionate share of the remaining balance of the Contribution
                                              Account will immediately become a Forfeiture. [NOTE: UNDER THIS
                                              OPTION, THE FORFEITURE WILL BE IMMEDIATELY TAKEN FROM THE
                                              CONTRIBUTION ACCOUNT AND CREDITED TO THE PENDING ALLOCATION ACCOUNT
                                              REFLECTING FORFEITURES.]

                                              If a Participant makes a withdrawal (including those for Hardship)
                                              before his/her Termination of Service from a partially vested
                                              Employer Regular Matching or Regular Profit Sharing Contribution
                                              Account, the formula that will apply to determine the vested portion of such Contribution Account after the in-service withdrawal is ...
                                              [CHECK ONE]: [NOTE: THE VARIABLES USED IN THE FOLLOWING FORMULAS ARE
                                              DESCRIBED IN PLAN SEC. 10.2(c).]

                                              1.  [ ]  N/A - In-service withdrawals are not permitted from partially vested Accounts.
                                              2.  [ ]  P(AB+D)-D
                                              3.  [ ]  P[AB+(RxD)]-(RxD)

REINSTATEMENT UPON RETURN     N.6.       A Participant who has a Termination of Service, receives a distribution
TO SERVICE:                              of the vested portion of an Employee Regular Matching or Regular Profit
[PLAN SEC. 10.2(h)]                      Sharing Contribution Account and returns to Covered Employment ... [CHECK ONE]:

                              a.         [X]  will
                              b.         [ ]  will not

                                         ... be required to repay the prior distribution in order to have thE amount of a prior Forfeiture reinstated to such Contribution Account.

SPECIAL VESTING RULES FOR     N.7.       The value attributable to a life insurance policy held for the Contribution
LIFE INSURANCE:                          Account of the Participant will be...[CHECK ONE]:
[PLAN SEC. 10.3]
                              a.         [X]  N/A - life insurance is not available from a partially vested
                                              Contribution Account.

                              b.         [ ]  fully vested notwithstanding the normal vesting rules applicable to the Contribution Account.

                              c.         [ ]  subject to the normal vesting rules applicable to the Contribution
                                              Account ... [CHECK IF APPLICABLE]:

                                              1.  [ ]  and all premiums paid on a term life policy (other than unearned premiums returned by the insurance company to the
                                                       Trustee or Custodian) and, in the case of a cash value
                                                       policy ... [CHECK ONE]:

                                                       a.  [ ]  the excess of the premium paid over the cash
                                                                surrender value of the policy

                                                       b.  [ ]  the PS-58 cost charged to the Participant as a
                                                                result of the Trustee or Custodian holding the
                                                                policy

                                                       ... will be treated as a withdrawal for purposes of applying the formula specified in N.5.


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---------------------------------------------------------------------------------------------------------------
O. EMPLOYER SECURITIES
---------------------------------------------------------------------------------------------------------------

EMPLOYER SECURITIES:          O.1.       The Plan ... [CHECK ONE]:
[PLAN SEC. 14.15 AND 14.16]
                              a.         [X]  may not [SKIP TO SECTION P.]
                              b.         [ ]  may

                                         ... hold Qualifying Employer Securities or Predecessor Employer
                                         Securities.

VOTING PROVISIONS:            O.2.       A Participant will be allowed to direct the vote on Qualifying Employer
[PLAN SECS. 14.15(d) AND                 Securities credited to his/her Account on ... [CHECK ONE]: [NOTE: A
14.16]                                   PARTICIPANT IS NOT ALLOWED TO VOTE WITH RESPECT TO PREDECESSOR EMPLOYER
                                         SECURITIES.]

                              a.         [ ]  any matter put to the vote of shareholders. Qualifying Employer
                                              Securities for which Participants fail to provide timely direction will be voted ... [CHECK ONE]:

                                              1.  [ ]  in the same proportion as the votes cast on securities for which other Participants provide timely direction.
                                              2.  [ ]  at the discretion of the Lead Employer, or a Named
                                                       Fiduciary or Investment Manager designated by the Lead
                                                       Employer.
                                              3.  [ ]  at the discretion of the Trustee.

                              b.         [ ]  any significant corporate event (as defined in Plan Sec. 14.15(e)).
                                              ... [COMPLETE 1. AND 2.]:

                                              1.  Qualifying Employer Securities for which Participants fail to provide timely direction will be voted ... [CHECK ONE]:

                                                  a.   [ ] in the same proportion as the votes cast on securities for which other Participants provide timely direction.

                                                  b.   [ ] at the discretion of the Lead Employer, or a Named
                                                           Fiduciary or Investment Manager designated by the Lead
                                                           Employer.

                                                  c.   [ ] at the discretion of the Trustee.

                                              2.  With respect to any matter other than a significant corporate event,
                                                  Qualifying Employer Securities will be voted ... [CHECK ONE]:

                                                  a.   [ ] at the discretion of the Lead Employer, or a Named
                                                           Fiduciary or Investment Manager designated by the Lead
                                                           Employer.

                                                  b.   [ ] at the discretion of the Trustee.

                              c.         [ ]  N/A - not allowed to direct any vote. Qualifying Employer Securities will be voted ... [CHECK ONE]:

                                              1.   [ ] at the discretion of the Lead Employer, or a Named
                                                  Fiduciary or Investment Manager designated by the Lead Employer.

                                              2.   [ ] at the discretion of the Trustee.

TENDER PROVISIONS:            O.3.       A Participant will be allowed to direct the hold or sell/exchange decision
[PLAN SECS. 14.15(e)                     on Qualifying Employer Securities or Predecessor Employer Securities credited
AND 14.16]                               to his/her Account in ... [CHECK ONE]:

                              a.         [ ]  any ... [CHECK ONE OR BOTH]:

                                              1.  [ ]  tender or exchange offer.
                                              2.  [ ]  cash or stock offer made in connection with a merger or other corporate transaction.

                                         Qualifying Employer Securities or Predecessor Employer Securities
                                         for which Participants fail to provide timely direction will be held or sold/exchanged ... [CHECK ONE]:

                                              3.  [ ]  in the same proportion as the securities for which other
                                                       Participants


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                                                       provide timely direction.
                                              4.  [ ]  at the discretion of the Lead Employer, or a Named
                                                       Fiduciary or Investment Manager designated by the Lead
                                                       Employer.
                                              5.  [ ] at the discretion of the Trustee.

                              b.         [ ]  N/A - not allowed to direct the hold or sell/exchange decision in any corporate transaction. Qualifying Employer Securities or
                                              Predecessor Employer Securities will be held or sold/exchanged ...
                                              [CHECK ONE]:

                                              1.  [ ]  at the discretion of the Lead Employer, or a Named
                                                       Fiduciary or Investment Manager designated by the Lead
                                                       Employer.
                                              2.  [ ]  at the discretion of the Trustee.

IN-KIND DISTRIBUTION OPTION:  O.4.       A Participant ... [CHECK ONE]:
[PLAN SEC. 12.3(c)]
                              a.         [ ]  may not take an in-service withdrawal (including those for
                                              Hardship) or a distribution following Termination of Service in the form of Qualifying Employer Securities or Predecessor Employer
                                              Securities.

                              b.         [ ]  may take ... [CHECK EACH THAT APPLIES]:

                                         1.   [ ] an in-service withdrawal (if otherwise available) ... [CHECK ONE]:

                                                  a.   [ ] including
                                                  b.   [ ] excluding

                                                  ... those for Hardship.

                                         2.   [ ] a distribution following Termination of Service

                                         ... in the form of Qualifying Employer Securities or Predecessor Employer
                                         Securities (to the extent the applicable Contribution Account is then invested in such securities).

---------------------------------------------------------------------------------------------------------------
P. PAYMENT OF BENEFITS
---------------------------------------------------------------------------------------------------------------

BALANCES LESS THAN CASH-      P.1.       The Benefit subject to involuntary cash-out is ... [CHECK ONE]:
OUT AMOUNT:
[PLAN SEC. 12.4]              a.         [X]  $5000 [$5,000 OR LESS].

                              b.         [ ]  N/A - involuntary cash-out distributions will not be made. [SKIP
                                              TO P.3.]

                              P.2.       If a Benefit is subject to involuntary cash-out, the payment will be made to the Participant or Beneficiary as soon as administratively practicable after ... [CHECK ONE]: [NOTE: THE TIMING OF DISTRIBUTIONS SHOULD BE
                                         COORDINATED WITH THE VALUATION DATE(S), WHICH ARE THE DATE(S) ON WHICH
                                         ASSETS ARE VALUED UNDER THE PLAN.]

                              a.         [ ]  Termination of Service.
                              b.         [ ]  the first day of the ... [CHECK ONE]:

                                              1.  [ ]  month
                                              2.  [ ]  Plan Year quarter
                                              3.  [ ]  Plan Year

                                              ... following Termination of Service.

                              c.         [X]  other [SPECIFY]: the first day of any Plan Year and the first day of the seventh month of any Plan Year following termination of employment [AT LEAST AS SOON AS B.3]

BALANCES MORE THAN CASH-      P.3.       If a Benefit is not subject to involuntary cash-out, the earliest that
OUT AMOUNT:                              the Participant or Beneficiary may elect to receive payment is as soon
[PLAN SEC. 12.3(a)]                      as administratively practicable after ... [CHECK ONE]: [NOTE: THE TIMING
                                         OF DISTRIBUTIONS SHOULD BE COORDINATED WITH THE VALUATION DATES, WHICH
                                         ARE THE DATE(S) ON WHICH ASSETS ARE VALUED UNDER THE PLAN.]

                              a.         [X]  Termination of Service.


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                              b.         [ ]  the first day of the ... [CHECK ONE]:

                                              1.  [ ]  month
                                              2.  [ ]  Plan Year quarter
                                              3.  [ ]  Plan Year

                                              ... following Termination of Service.

                              c.         [ ]  the later of Termination of Service or attainment of ... [CHECK
                                              ONE]:

                                              1.  [ ]  Normal Retirement Age.
                                              2.  [ ]  age ___ [LESS THAN NORMAL RETIREMENT AGE].

                              d.         [ ]  a Break in Service of __ years has occurred following Termination of
                                              Service.

                              e.         [ ]  other [SPECIFY]: ___ [NO LATER THAN NORMAL RETIREMENT AGE]

                              P.4.       A Benefit may be paid after Termination of Service and prior to the earliest payment date specified above if ... [CHECK a., OR EACH OF b.
                                         THROUGH d. THAT APPLIES]:

                              a.         [X]  N/A - earlier payment is not permitted.

                              b.         [ ]  Termination of Service occurs because the Participant ... [CHECK
                                              EACH THAT APPLIES]:

                                              1.  [ ]  died.
                                              2.  [ ]  became Disabled.
                                              3.  [ ]  retired after ... [CHECK ONE]:

                                                       a. [ ]  Early Retirement Age.

                                                       b. [ ]  age [LESS THAN NORMAL RETIREMENT AGE].

                              c.         [ ]  the Benefit does not exceed $___ [SPECIFY DOLLAR AMOUNT].

                              d.         [ ]  the Participant is under a Hardship.

                              P.5.       A Benefit must be paid (or must commence) to a Participant or
                                         Beneficiary ... [CHECK ONE]:

                              a.         [X]  by the date distributions are required to commence under Code ss.
                                              401(a)(9).

                              b.         [ ]  on or as soon as administratively practicable after the
                                              Participant's Normal Retirement Age (or age 62, if later) ... [CHECK
                                              IF APPLICABLE]:

                                              1.  [ ]  even if the Participant then remains employed with a
                                                       Controlled Group Member.

                                         [NOTE: IF A BENEFIT IS PAID (OR COMMENCES) AND ALLOCATIONS ARE
                                         SUBSEQUENTLY MADE TO THE ACCOUNT, THE ADDITIONAL BENEFIT RESULTING FROM
                                         SUCH ALLOCATIONS WILL BE PAID IN THE SAME FORM AS SOON AS
                                         ADMINISTRATIVELY PRACTICABLE FOLLOWING THE CLOSE OF EACH PLAN YEAR OR
                                         FOLLOWING TERMINATION OF SERVICE.]

PAYMENT FORMS:                P.6.       The methods of payment permitted under the Plan (for Benefits in excess
[PLAN SECS. 12.3(b) AND 12.6]            of the cash-out amount) include ... [CHECK EACH THAT APPLIES]:
                                         [NOTE: MINIMUM DISTRIBUTIONS WILL IN ALL EVENTS BE MADE IN ACCORDANCE
                                         WITH CODE ss.401(a)(9).]

                              a.         [X]  a lump sum payment ... [CHECK IF APPLICABLE]:

                                              1.  [ ]  including partial payments made at the request of the
                                                       Participant or Beneficiary.

                              b.         [X]  installments ... [CHECK EACH THAT APPLIES]:

                                              1.  [X]  over a fixed period that does not exceed ... [CHECK EACH
                                                       THAT APPLIES]:

                                                       a.   [X] a number of years equal to the life expectancy of
                                                                the Participant, as determined under Table V in
                                                                Treas. Reg. ss. 1.72-9.

                                                       b.   [X] a number of years equal to the joint life and last
                                                                survivor


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                                                                expectancy of the Participant and his/her
                                                                Beneficiary, as determined under Table VI in
                                                                Treas. Reg. ss. 1.72-9.

                                                       c.   [ ] __ years.

                                                       d.   [ ] the shorter of __ months or the applicable life
                                                                expectancy under Code ss. 401(a)(9).

                                                       e.   [X] other [SPECIFY]: participant or beneficiary may at
                                                                any time elect to accelerate payment of unpaid
                                                                balance.

                                              2.  [ ]  of a fixed amount, as directed by the Participant or
                                                       Beneficiary.

                              c.         [ ]  purchase of a period-certain annuity contract.

                              d.         [ ]  purchase of any type of annuity contract (including a life annuity), in which case, the qualified annuity requirements of the
                                              Plan apply ... [CHECK 1. OR 2., AND COMPLETE 3. AND 4.]:

                                              1.  [ ]  to all Participants
                                              2.  [ ]  only to a Participant who elects a life annuity form of payment.


                                              3.  The Qualified Joint and Survivor Annuity is a joint and survivor annuity with a survivor percentage of ___% [NOT LESS THAN 50% OR
                                                  MORE THAN 100%].

                                              4.  The Qualified Preretirement Survivor Annuity is the life annuity that can be purchased with ... [CHECK ONE]:

                                                  a.   [ ] 100%
                                                  b.   [ ]  50%

                                                  ... of the Participant's Benefit.

                              P.7.       The payment options specified above apply to ... [CHECK ONE]:

                              a.         [X]  all Contribution Accounts.

                              b.         [ ]  Contribution Accounts (or subaccounts thereunder) reflecting contributions made after __ [MONTH DAY, YEAR], and the payment options in effect under the Plan prior to such date will apply to all other
                                              Contribution Accounts (or subaccounts thereunder).

                                         [NOTE: PAYMENT OPTIONS THAT WERE AVAILABLE UNDER THE PLAN PRIOR TO THE
                                         LATER OF THE EFFECTIVE DATE OR ADOPTION DATE OF AN AMENDMENT TO THE PLAN
                                         GENERALLY CANNOT BE ELIMINATED. IF THE PAYMENT OPTIONS ARE CHANGED TO BE
                                         MORE RESTRICTIVE, SEPARATE SUBACCOUNTS MUST BE MAINTAINED TO REFLECT THE
                                         PORTION OF EACH CONTRIBUTION ACCOUNT SUBJECT TO THE PRIOR PAYMENT OPTIONS
                                         WHICH CANNOT BE ELIMINATED.]

PAYMENT MEDIUM:               P.8.       The medium of payment permitted with respect to a non-annuity distribution
[PLAN SEC. 12.3(c)]                      under the Plan is ... [CHECK ONE]:

                              a.         [ ]  cash only.
                              b.         [X]  cash or in-kind.

                                         [NOTE:  DISTRIBUTION OF QUALIFYING EMPLOYER SECURITIES OR PREDECESSOR
                                         EMPLOYER SECURITIES IS GOVERNED BY O.4.]

BENEFICIARY:                  P.9.       If a designation of Beneficiary is not on file, or if all designated
[PLAN SECS. 13.1 AND 13.3]               Beneficiaries predecease the Participant, the Beneficiary will be the
                                         ... [CHECK ONE]:

                              a.         [X]  Participant's Spouse, or if no Surviving Spouse, the Participant's
                                              estate.

                              b.         [ ]  person or persons surviving in the first of the following classes in which there is a survivor, share and share alike:

                                              1.  Participant's Spouse.
                                              2.  Participant's children, except that if any of those children predeceases the Participant but leaves issue surviving, such issue will take by right of representation the share their parent would have taken if living.
                                              3.  Participant's parents.


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                                              4.  Participant's brothers and sisters.
                                              5.  Participant's estate.

                              c.         [ ]  other [SPECIFY]:

                                         ----------------------------------------------------------------------
                                         ----------------------------------------------------------------------
                                         ----------------------------------------------------------------------

                                         [NOTE:  THE PARTICIPANT'S SPOUSE MUST BE THE FIRST PRIMARY
                                         BENEFICIARY.]

                              P.10.      The Spouse of a Participant must consent to a designation of another or different primary Beneficiary ... [CHECK ONE]:

                              a.         [X]  under all circumstances.

                              b.         [ ]  only if the Participant and Spouse have been married for one year.
                                              [NOTE: A DESIGNATION WILL CEASE TO BE EFFECTIVE AFTER ONE YEAR
                                              WITHOUT CONSENT.]

                              P.11.      A Beneficiary ... [CHECK ONE]:

                              a.         [X]  may not
                              b.         [ ]  may

                                         ... designate a successor beneficiary to take upon the death of the first
                                         Beneficiary. [NOTE: THIS DESIGNATION WILL NOT OPERATE TO CHANGE ANY
                                         DESIGNATION MADE BY THE PARTICIPANT. THUS, A BENEFICIARY MAY DESIGNATE A
                                         SUCCESSOR ONLY IF SUCH DESIGNATION IS NOT INCONSISTENT WITH A DESIGNATION
                                         MADE BY THE PARTICIPANT.]

MINIMUM DISTRIBUTIONS:        P.12.      The Required Beginning Date of a Participant will be ... [CHECK ONE]:
[PLAN SECS. 2.62 AND 12.7]
                              a.         [X]  the April 1 of the calendar year after the later of the calendar year in which the Participant attains age 70 1/2, or (except in the case of a Participant who is a more than five-percent owner in the Plan
                                              Year ending in the calendar year in which he/she attains age 70 1/2), the calendar year of Termination of Service.

                                              Special Effective Date [COMPLETE ONLY IF THIS ADOPTION AGREEMENT
                                              IMPLEMENTS A CHANGE IN THE REQUIRED BEGINNING DATE FROM b. TO a.
                                              AFTER THE PLAN HAS BEEN AMENDED FOR GUST]:
                                              The above date will be treated as the Required Beginning Date effective
                                              [MONTH DAY, YEAR]. A Participant who attained age 70 1/2 prior to this date and who has not had a Termination of Service ... [CHECK ONE]:

                                              1.  [ ]  may not elect to stop minimum distributions.
                                              2.  [ ]  may elect to stop minimum distributions and recommence such distributions by the April 1 of the calendar year
                                                       after the calendar year of his/her Termination of Service, and the new commencement date ... [CHECK ONE]:

                                                       a.  [ ]  will
                                                       b.  [ ]  will not

                                                       ... be treated as a new Benefit Starting Date for purposes of the Plan.
                                                       [NOTE: THE OPTION TO STOP MINIMUM DISTRIBUTIONS DOES NOT
                                                       APPLY TO A PARTICIPANT WHO IS A MORE THAN FIVE-PERCENT
                                                       OWNER IN THE PLAN YEAR ENDING IN THE CALENDAR YEAR IN WHICH
                                                       HE/SHE ATTAINS AGE 70 1/2.]

                              b.         [ ]  the April 1 of the calendar year after the Participant attains age
                                              70 1/2. [NOTE: THIS OPTION IS NOT APPROPRIATE FOR A NEW PLAN WITH AN
                                              ORIGINAL EFFECTIVE DATE ON OR AFTER JANUARY 1, 1997.]

                              P.13.      To determine the minimum distribution required to be made to a
                                         Participant prior to death, ... [CHECK ONE]: [NOTE: ONLY THE LIFE
                                         EXPECTANCY OF THE PARTICIPANT AND HIS/HER SPOUSE BENEFICIARY ARE ELIGIBLE
                                         FOR RECALCULATION.]

                              a.         [ ]  the Participant can elect the life expectancies to be recalculated.
                                              In the absence of an election, ... [CHECK ONE]:


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                                              1.  [ ]  the life expectancy of the Participant will be
                                                       recalculated annually, and the life expectancy of his/her
                                                       Spouse Beneficiary ... [CHECK ONE]:

                                                       a. [ ]  also will be recalculated annually.
                                                       b. [ ]  will not be recalculated.

                                              2.  [ ]  life expectancies will not be recalculated.

                              b.         [X]  the life expectancy of the Participant will be recalculated annually, and the life expectancy of his/her Spouse Beneficiary ... [CHECK
                                              ONE]:

                                              1.  [X]  also will be recalculated annually.
                                              2.  [ ]  will not be recalculated.

                              c.         [ ]  life expectancies will not be recalculated.

                              P.14.      To determine the minimum distribution required to be made to a
                                         Beneficiary when the Participant dies prior to the Required Beginning
                                         Date (and prior to commencement of an irrevocable annuity), the 5-year rule ... [CHECK ONE]:

                              a.         [ ]  applies in all cases.  [SKIP TO SECTION Q.]
                              b.         [X]  applies, except that ... [CHECK EACH THAT APPLIES]:

                                              1.  [ ]  a Spouse Beneficiary
                                              2.  [X]  any Beneficiary

                                              ... may elect to have minimum distributions commence by December 31 of the year following the year of the Participant's death, and such minimum distributions may continue beyond the 5-year limit. ...
                                              [CHECK IF APPLICABLE]:

                                              3.  [X] A Spouse Beneficiary may further elect to have minimum distributions commence at any time prior to December 31 of the calendar year in which the Participant would have reached age
                                                  70 1/2.

                              P.15.      To determine the minimum distribution required to be made to a Spouse
                                         Beneficiary when the Participant dies prior to the Required Beginning
                                         Date (and prior to commencement of an irrevocable annuity), ... [CHECK
                                         ONE]:

                              a.         [ ]  the Spouse Beneficiary can elect whether his/her life expectancy is to be recalculated. In the absence of an election, life expectancy
                                              ... [CHECK ONE]:

                                              1.  [ ]  will be recalculated annually.
                                              2.  [ ]  will not be recalculated.

                              b.         [X]  the life expectancy of the Spouse Beneficiary will be recalculated annually.
                              c.         [ ]  the life expectancy of the Spouse Beneficiary will not be recalculated.

---------------------------------------------------------------------------------------------------------------
Q. TOP-HEAVY PROVISIONS
---------------------------------------------------------------------------------------------------------------

TOP-HEAVY ELIGIBLE            Q.1.       A Top-Heavy Eligible Participant is an Active Participant at some time
PARTICIPANT:                             during the Plan Year who is an Employee on the last day of the Plan Year
[PLAN SEC. 17.4(k)]                      and who is a Non-Key Employee ... [CHECK IF APPLICABLE]:

                              a.         [ ]  or a Key Employee ... with respect to the Plan Year.


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TOP-HEAVY CONTRIBUTION        Q.2.       If the Plan is Top-Heavy and a defined contribution minimum must be
REQUIREMENT:                             provided under this Plan, the minimum contribution requirement will
[PLAN SEC. 17.1]                         be satisfied ... [CHECK ONE]:

                              a.         [ ]  by means of an additional contribution made solely on behalf of the
                                              Top-Heavy Eligible Participants. [NOTE: UNDER THIS OPTION, THE
                                              EMPLOYER SAFE-HARBOR AND/OR REGULAR PROFIT SHARING CONTRIBUTION WILL
                                              BE DETERMINED OR ALLOCATED AS PROVIDED IN SECTION H. AND/OR J, AND
                                              ADDITIONAL CONTRIBUTIONS WILL BE MADE AS NECESSARY TO SATISFY PLAN
                                              SEC. 17.1(a).]

                              b.         [X]  by modification of the otherwise applicable contribution formula or allocation method for the Employer Safe-Harbor or Regular Profit
                                              Sharing Contributions in accordance with Plan Sec. 17.1(b). [NOTE:
                                              THIS OPTION IS NOT APPROPRIATE IF THE PLAN DOES NOT OTHERWISE PROVIDE
                                              FOR AN EMPLOYER SAFE-HARBOR OR REGULAR PROFIT SHARING CONTRIBUTION.
                                              UNDER THIS OPTION, THE EMPLOYER SAFE-HARBOR AND/OR REGULAR PROFIT
                                              SHARING CONTRIBUTIONS WILL NOT BE DETERMINED OR ALLOCATED AS PROVIDED
                                              IN SECTION H. AND/OR J., BUT WILL INSTEAD BE DETERMINED OR ALLOCATED
                                              AS PROVIDED IN PLAN SEC. 17.1(b).]

TOP-HEAVY VESTING SCHEDULE:   Q.3.            If the Plan was, but has ceased to be, Top-Heavy, the applicable
[PLAN SEC. 17.2]                              vesting schedule specified in Plan Sec. 17.2 will...[CHECK ONE]:

                              a.         [ ]  cease to apply. [NOTE: THIS WILL BE TREATED AS AN AMENDMENT TO THE
                                              VESTING SCHEDULE THAT IS SUBJECT TO THE PARTICIPANT ELECTION
                                              SPECIFIED IN PLAN SEC. 10.2(k).]

                              b.         [X]  continue to apply to all Participants.

                              c.         [ ]  continue to apply to any Participant who has three or more years of vesting Service as of the last day the Plan is Top-Heavy (but not any other Participant).

                                         [NOTE: IF THE VESTING SCHEDULE SPECIFIED IN PLAN SEC. 17.2 CONTINUES TO
                                         APPLY, A PARTICIPANT'S VESTED PERCENTAGE WILL BE THE GREATER OF THE
                                         VESTED PERCENTAGE UNDER SUCH SCHEDULE OR THE VESTING SCHEDULE THAT
                                         OTHERWISE APPLIES UNDER THE PLAN.]

COORDINATION WITH OTHER       Q.4.       Does any Controlled Group Member maintain another qualified plan? [CHECK
QUALIFIED PLANS:                         ONE]:
[PLAN SEC. 17.1]
                              a.         [X]  No.  [SKIP TO SECTION R.]
                              b.         [ ]  Yes.

                              Q.5.       If this Plan is Top-Heavy, and if a Participant also is covered under another qualified defined contribution plan, the defined contribution minimum will be provided under ... [CHECK ONE]:

                              a.         [ ]  N/A - no such plan exists.
                              b.         [ ]  the following plan [SPECIFY NAME]: ___.
                              c.         [ ]  this Plan.

                              Q.6.       If this Plan is Top-Heavy, and if a Participant also is covered under a qualified defined benefit plan, ... [CHECK ONE]:

                              a.         [ ]  N/A - no such plan exists. [SKIP TO SECTION R.]

                              b.         [ ]  a defined benefit minimum of 2% per year of service (up to 20%)
                                              will be provided under the defined benefit plan.

                              c.         [ ]  a defined contribution minimum of 5% will be provided under the defined contribution plan designated in Q.5. (or if there is no other defined contribution plan, or if another defined contribution plan is designated in Q.5. but the Participant is not covered under such plan, then under this Plan).

                              d.         [ ]  other [SPECIFY MANNER IN WHICH TOP-HEAVY BENEFIT WILL BE PROVIDED;
                                              ATTACH ADDENDUM IF NECESSARY]: __ .

                             Q.7.        The Top-Heavy Ratio will be determined using the following interest rate and mortality assumptions to value accrued benefits under defined benefit plans [COMPLETE]:

                                              Interest:  ___%
                                              Mortality: ___.


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

---------------------------------------------------------------------------------------------------------------
R. CODE SS. 415 COORDINATION
---------------------------------------------------------------------------------------------------------------

415 COMPENSATION:             R.1.       The 415 Compensation of a Participant is his/her ... [CHECK ONE]:
[PLAN SEC. 18.4(b)]
                              a.         [X]  Plan Compensation determined without regard to any exclusions elected in E.2. and without regard to the compensation limit imposed under
                                              Code ss. 401(a)(17).

                              b.         [ ]  earnings required to be reported in the Wages, Tips and other
                                              Compensation box of Form W-2.

                              c.         [ ]  earnings for purposes of Code ss. 415(c)(3).

                              d.         [ ]  earnings for purposes of federal income for withholding.

                                         [NOTE: FOR LIMITATION YEARS BEGINNING ON OR AFTER JANUARY 1, 1998, 415
                                         COMPENSATION INCLUDES ELECTIVE DEFERRALS AND ANY CONTRIBUTIONS MADE AT
                                         THE ELECTION OF THE PARTICIPANT TO A CAFETERIA PLAN THAT IS EXCLUDED FROM
                                         GROSS INCOME UNDER CODE SS. 125.]

LIMITATION YEAR:              R.2.       The Limitation Year with respect to the Plan is the...[CHECK ONE OF a.
[PLAN SEC. 18.4(h)]                      OR b., AND CHECK c. IF IT APPLIES]:

                              a.         [X]  Plan Year.

                              b.         [ ]  twelve-consecutive-month period ending each [MONTH DAY].

                                         [CHECK c. IF THE LIMITATION YEAR HAS BEEN AMENDED]

                              c.         [ ]  The Limitation Year has been amended. The last Limitation Year before the amendment ended __ [MONTH DAY, YEAR], and the short
                                              Limitation Year resulting from the amendment began on the next day and ended __ [MONTH DAY, YEAR].

CORRECTION METHOD:            R.3        If Excess Annual Additions have been made under the Plan, the correction
[PLAN SEC. 18.1(b)]                      will be made using the ... [CHECK ONE]: [NOTE: THE FOLLOWING CORRECTION
                                         METHOD APPLIES ONLY AFTER EMPLOYEE PRE-TAX AND AFTER-TAX CONTRIBUTIONS
                                         FOR THE LIMITATION YEAR HAVE BEEN REFUNDED TO THE PARTICIPANT.]

                              a.         [X]  individual reduction method - that is, the Excess Annual Additions will remain in the Participant's Account (so long as he/she remains an Active Participant) and will reduce Employer Contributions made on behalf of such Participant in future Limitation Years.

                              b.         [ ]  suspense account method - that is, the Excess Annual Additions will be placed in the Pending Allocation Account and will reduce Employer
                                              Contributions of all Participants in future Limitation Years.

                              c.         [ ]  current allocation method - that is, the Excess Annual Additions will be reallocated among other Active Participants as of the last day of the current Limitation Year in proportion to Plan
                                              Compensation.

                              R.4.       If a Pending Allocation Account is ever maintained to hold Excess Annual
                                         Additions, such Account ... [CHECK ONE]: [NOTE: AN ELECTION MUST BE MADE
                                         EVEN IF THE INDIVIDUAL REDUCTION METHOD IS USED TO CORRECT EXCESS ANNUAL
                                         ADDITIONS, BECAUSE EXCESS ANNUAL ADDITIONS THAT REMAIN IN A PARTICIPANT'S
                                         CONTRIBUTION ACCOUNTS AT TERMINATION OF SERVICE MUST THEN BE CREDITED TO
                                         A PENDING ALLOCATION ACCOUNT.]

                              a.         [X]  will
                              b.         [ ]  will not

                                         ... share in investment gains and losses under the Plan.


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

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
COORDINATION WITH OTHER       R.5.       Does any Controlled Group Member maintain (i) another qualified defined
PLANS:                                   plan contribution (other than another master or prototype plan), (ii) a
[PLAN SEC. 18.2 AND 18.3]                simplified employee pension as defined in Code ss. 408(a), (iii) a welfare benefit fund as defined in Code ss. 419(e), or (iv) an individual medical account as defined in Code ss. 415(l)(2), under which amounts are treated as Annual Additions with respect to any Participant in this Plan?
                                         [CHECK ONE]:

                              a.         [X]  No.  [SKIP TO SECTION S.]
                              b.         [ ]  Yes.

                              R.6.       If a Participant is covered under another qualified defined contribution plan (other than a master or prototype plan) or under a simplified employee pension, welfare benefit fund or individual medical account of a
                                         Controlled Group Member, ... [CHECK ONE]:

                              a.         [ ]  the method used to coordinate the limit on Annual Additions will be the same method that would be used for a master or prototype plan under Plan Sec. 18.2(a).

                              b.         [ ]  the Excess Annual Additions will be attributed ... [CHECK ONE]:

                                              1.  [ ]  last
                                              2.  [ ]  first

                                              ... to this Plan.

                              c.         [ ]  other [SPECIFY THE METHOD THAT WILL BE USED TO COORDINATE THE
                                              ANNUAL ADDITION LIMITS IN A MANNER THAT PRECLUDES DISCRETION; ATTACH
                                              ADDENDUM IF NECESSARY]: plan.

---------------------------------------------------------------------------------------------------------------
S. SPECIAL TESTING RULES
---------------------------------------------------------------------------------------------------------------

[NOTE: IF THIS ADOPTION AGREEMENT AMENDS THE PLAN TO RETROACTIVELY COMPLY WITH THE SMALL BUSINESS JOB
PROTECTION ACT OF 1996 AND THE TAXPAYER RELIEF ACT OF 1997, COMPLETE AND ATTACH THE "SPECIAL TESTING RULES
ADDENDUM".]

HIGHLY COMPENSATED            S.1.       An Employee will be a Highly Compensated Employee if he/she is a more
EMPLOYEES:                               than five-percent owner at any time during the current Plan Year or the
[PLAN SEC. 2.35]                         twelve-consecutive-month period immediately preceding the current Plan
                                         Year. [NOTE: THE CONSTRUCTIVE OWNERSHIP RULES UNDER CODE ss. 318 APPLY
                                         FOR DETERMINING WHO IS A MORE THAN FIVE-PERCENT OWNER.]

                                         An Employee also will be a Highly Compensated Employee if his/her
                                         Compensation during the look-back period exceeded the limit in effect under Code ss. 414(q)(1)(B) ... [CHECK IF APPLICABLE]: [NOTE: THE
                                         FOLLOWING ELECTION CAN ONLY BE MADE IF IT IS MADE IN ALL PLANS OF ALL
                                         CONTROLLED GROUP MEMBERS.]

                              a.         [ ]  and the Employee was in the top-paid group for the look-back period.

                              S.2.       The look-back period is the ... [CHECK ONE]:

                              a.         [X]  twelve-consecutive-month period immediately preceding the current
                                              Plan Year.

                              b.         [ ]  calendar year ending within the current Plan Year. [NOTE: THIS
                                              ELECTION IS NOT APPROPRIATE IF THE PLAN YEAR IS THE CALENDAR YEAR,
                                              AND CAN ONLY BE MADE IF IT IS MADE IN ALL PLANS (OTHER THAN CALENDAR
                                              YEAR PLANS) OF ALL CONTROLLED GROUP MEMBERS.]

---------------------------------------------------------------------------------------------------------------
[NOTE:  COMPLETE S.3. THROUGH S.10. ONLY IF THE PLAN HAS AN EMPLOYEE PRE-TAX OR AFTER-TAX COMPONENT.]

ADP/ACP TESTING METHOD:       S.3.       The Actual Deferral Percentage Test and the Actual Contribution
[PLAN SEC. 19.2 AND 19.3]                Percentage Test will be applied using the ... [SELECT THE METHOD BEING USED
                                         FOR THE PLAN YEAR FOR WHICH THIS ADOPTION AGREEMENT IS EFFECTIVE]: [NOTE:
                                         IF THE PLAN IS DESIGNATED AS A SAFE-HARBOR PLAN, IT WILL BE DEEMED TO BE
                                         USING THE CURRENT YEAR TESTING METHOD - THUS, b. MUST BE ELECTED BELOW.]

                              a.         [ ]  prior year testing method. [NOTE: IF THE PLAN FIRST IS REQUIRED TO
                                              APPLY THE ACTUAL DEFERRAL PERCENTAGE TEST OR ACTUAL CONTRIBUTION
                                              PERCENTAGE TEST IN A PLAN YEAR BEGINNING ON OR AFTER JANUARY 1, 1997
                                              (AND THE PLAN IS NOT A SUCCESSOR PLAN), AND THE PRIOR YEAR TESTING
                                              METHOD IS USED FOR SUCH PLAN YEAR, THEN THE TEST


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
                                              WILL BE APPLIED FOR SUCH PLAN YEAR USING THE GREATER OF (I) 3%, OR
                                              (II) THE ACTUAL DEFERRAL PERCENTAGE OR ACTUAL CONTRIBUTION
                                              PERCENTAGE, AS APPROPRIATE, OF THE NON-HIGHLY COMPENSATED EMPLOYEES
                                              FOR SUCH PLAN YEAR.]

                              b.         [X]  current year testing method. [NOTE: THE CURRENT YEAR TESTING ELECTION
                                              CAN BE CHANGED ONLY UNDER CIRCUMSTANCES PRESCRIBED BY THE IRS.]

OTHER ELECTIONS REGARDING     S.4.       In applying the Actual Deferral Percentage Test, ... [CHECK EACH THAT
ADP/ACP TESTING:                         APPLIES]:
[PLAN SEC. 19.2, 19.3 AND 19.4]

                              a.         [X]  Employer Regular Matching Contributions (to the extent such contributions satisfy the requirements to be Employer Qualified
                                              Matching Contributions (QMACs))

                              b.         [X]  Employer Regular Profit Sharing Contributions (to the extent such contributions satisfy the requirements to be Employer Qualified
                                              Profit Sharing Contributions (QNECs))

                                         ... may be taken into account under such test at the discretion of the
                                         Plan Administrator.

                              S.5.       In applying the Actual Contribution Percentage Test, ... [CHECK EACH THAT
                                         APPLIES]:

                              a.         [X]  Employee Pre-Tax Contributions

                              b.         [X]  Employer Regular Profit Sharing Contributions (to the extent such contributions satisfy the requirements to be Employer Qualified
                                              Profit Sharing Contributions (QNECs))

                                         ... may be taken into account under such test at the discretion of the
                                         Plan Administrator.

                                         [NOTE: EMPLOYER QUALIFIED MATCHING (QMACs) AND QUALIFIED PROFIT SHARING
                                         (QNECs) CONTRIBUTIONS (IF PERMITTED UNDER THE PLAN) MAY IN ALL CASES BE
                                         TAKEN INTO ACCOUNT IN APPLYING THE ACTUAL DEFERRAL PERCENTAGE TEST AND
                                         ACTUAL CONTRIBUTION PERCENTAGE TEST. ALSO, EMPLOYER SAFE-HARBOR PROFIT
                                         SHARING CONTRIBUTIONS MAY BE TAKEN INTO ACCOUNT IN APPLYING THE ACTUAL
                                         CONTRIBUTION PERCENTAGE TEST, BUT ONLY TO THE EXTENT THEY EXCEED THE
                                         MINIMUM CONTRIBUTION REQUIRED TO QUALIFY AS SAFE-HARBOR CONTRIBUTIONS
                                         UNDER CODE ss. 401(k).]

                              S.6.       If Employee After-Tax Contributions are allowed under the Plan,
                                         Employee Pre-Tax Contributions ... [CHECK ONE]:

                              a.         [X]  N/A - Employee After-Tax Contributions are not allowed under the
                                              Plan.

                              b.         [ ]  may not

                              c.         [ ]  may at the discretion of the ... [CHECK ONE]:

                                              1.  [ ]  Plan Administrator
                                              2.  [ ]  affected Participant

                                         ... be recharacterized as Employee After-Tax Contributions to the extent necessary to satisfy the Actual Deferral Percentage Test.

                                         [NOTE: RECHARACTERIZATION IS PERMISSIBLE ONLY IF THE PLAN USES THE
                                         CURRENT YEAR TESTING METHOD AND THE PLAN CURRENTLY ALLOWS EMPLOYEE
                                         AFTER-TAX CONTRIBUTIONS, AND THEN ONLY IF THE RECHARACTERIZED AMOUNT, IN
                                         COMBINATION WITH EMPLOYEE AFTER-TAX CONTRIBUTIONS, DOES NOT EXCEED ANY
                                         LIMITS OTHERWISE IMPOSED UNDER THE PLAN ON EMPLOYEE AFTER-TAX
                                         CONTRIBUTIONS.]

                              S.7.       If Employer Regular Matching Contributions are forfeited as Excess
                                         Aggregate Contributions, such forfeited amounts will be ... [CHECK a., OR
                                         CHECK ONE OF b. THROUGH d.]:

                              a.         [ ]  N/A - the Plan provides for full and immediate vesting of Employer
                                              Regular Matching Contribution Accounts.

                              b.         [X]  applied in the same manner as any other Forfeiture from an Employer
                                              Regular Matching Contribution Account.

                              c.         [ ]  allocated as of the last day of the Plan Year to which such
                                              Employer Regular Matching Contributions relate among the Non-Highly
                                              Compensated Employees with respect to such Plan Year who are Active
                                              Participants in the ... [CHECK ONE]:


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

                                              1.  [ ]  Employee Pre-Tax Component
                                              2.  [ ]  Employer Regular Matching Component
                                              3.  [ ]  Employer Regular Profit Sharing Component

                                              ... during such Plan Year and who have otherwise satisfied the requirements to receive a contribution under such Component for such
                                              Plan Year. The allocation will be made in proportion to the Plan
                                              Compensation for the Plan Year of each eligible Participant.

                              d.         [ ]  applied as a credit against Employer Safe-Harbor and/or Regular
                                              Matching Contributions that are made under the Plan, as and when directed by the Lead Employer.

                              S.8.       If the multiple use test is failed for a Plan Year (after corrective contributions or distributions, if any), ... [CHECK ONE]:

                              a.         [ ]  the Actual Contribution Percentage

                              b.         [X]  the Actual Deferral Percentage

                              c.         [ ]  the Actual Contribution Percentage and Actual Deferral Percentage
                                              (proportionately)

                                         ... will be reduced as necessary to satisfy such test. [NOTE: IF
                                         CONTRIBUTIONS OF THE SAME TYPE ARE MADE UNDER MORE THAN ONE PLAN, THE
                                         CORRECTION WILL BE MADE UNDER THE PLAN DESIGNATED BY THE PLAN
                                         ADMINISTRATOR.]

GAIN OR LOSS ON EXCESS        S.9.       The gain or loss allocable to Excess Elective Deferrals that are refunded
CONTRIBUTIONS:                           to a Participant, or allocable to Excess Contributions or Excess
[PLAN SEC. 19.1(d), 19.2(d) AND          Aggregate Contributions distributed to satisfy the Actual Deferral
19.3(d)]                                 Percentage Test, Actual Contribution Percentage Test, or multiple use test, will be determined using...[CHECK ONE]:

                              a.         [X]  the safe harbor method specified in the Plan.

                              b.         [ ]  a method established by the Plan Administrator that reasonably reflects the manner in which gain or loss is allocated under the
                                              Plan.

                              S.10.      The gain or loss allocated ... [CHECK ONE]:

                              a.         [X]  does not
                              b.         [ ]  does

                                         ... include gain or loss for the "gap period" - that is, the period from the end of the year to the date of distribution.

---------------------------------------------------------------------------------------------------------------
T. SPECIAL EFFECTIVE DATE RULES
---------------------------------------------------------------------------------------------------------------

                              T.1.       The following Components are added and effective after the Original
                                         Effective Date or Amendment Effective Date specified in Section A ...
                                         [CHECK EACH THAT APPLIES]:

                              a.         [ ]  Employee Pre-Tax Component Effective
                                              Date: ___.

                              b.         [ ]  Employee After-Tax Component Effective
                                              Date: ___.

                              c.         [ ]  Employer Regular Matching Component
                                              Effective Date: ___ [MUST BE THE FIRST DAY OF A MATCHING
                                              CONTRIBUTION PERIOD].

                              d.         [ ]  Employer Regular Profit Sharing Component Effective
                                              Date: ___.

                              e.         [ ]  Employer Qualified Matching and Qualified Profit Sharing
                                              Component Effective Date: ___.

                              f.         [ ]  Employer Prevailing Wage Component Effective
                                              Date: ___.


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

                              T.2.       The effective date for the following provisions is different than the
                                         Original Effective Date or Amendment Effective Date specified in
                                         Section A ... [COMPLETE AS APPROPRIATE]:

                              a.         [ ] ___.
                                         Effective Date: ___.

                              b.         [ ] ___.
                                         Effective Date: ___.

                              c.         [ ] ___.
                                         Effective Date: ___.

                              d.         [ ] ___.
                                         Effective Date: ___.

---------------------------------------------------------------------------------------------------------------
U. FROZEN CONTRIBUTIONS ACCOUNTS
---------------------------------------------------------------------------------------------------------------

                              U.1.       The following Components have been removed, but Contribution Accounts still exist under the Plan for contributions made under the Component
                                         (these are referred to as "Frozen" Contribution Accounts)... [CHECK
                                         EACH THAT APPLIES]: [NOTE: COMPLETE THE FROZEN CONTRIBUTION ACCOUNT
                                         ADDENDUM.]

                              a.         [ ]  Employee Pre-Tax Component
                              b.         [ ]  Employee After-Tax Component
                              c.         [ ]  Employee Deductible Component
                              d.         [ ]  Employee Safe-Harbor Matching and/or Safe-Harbor Profit Sharing
                                              Component
                              e.         [ ]  Employer Regular Matching Component
                              f.         [ ]  Employer Regular Profit Sharing Component (including Prevailing Wage
                                              Component)
                              g.         [ ]  Employer Qualified Matching and/or Qualified Profit Sharing Component
                              h.         [ ]  Employer Pension Component

---------------------------------------------------------------------------------------------------------------
V. OTHER INFORMATION FOR THE PARTICIPATING EMPLOYERS
---------------------------------------------------------------------------------------------------------------

                              Failure to fill out this Adoption Agreement completely and correctly may result in failure of the Plan to qualify under Code ss.401(a).

                              The Plan Administrator is responsible for administration of the Plan, including the filing of the annual report on Form 5500 and the preparation and delivery of summary plan descriptions, summaries of material modifications and summary annual reports.
                              The Lead Employer and other fiduciaries agree to obtain bonds as required by law.
                              [ERISA] ss. 412.]

                              Inquiries regarding the adoption of the Plan, the meaning of its provisions or the effect of the opinion letter should be directed to the financial organization or other entity from which the Lead Employer obtained the Plan or to the Sponsor of the Prototype.



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

---------------------------------------------------------------------------------------------------------------
W. SPONSOR OF THE PROTOTYPE
---------------------------------------------------------------------------------------------------------------

                              The Sponsor of the Prototype is Faegre & Benson LLP.

                                    Faegre & Benson LLP
                                    2200 Wells Fargo Center
                                    90 South Seventh Street
                                    Minneapolis, Minnesota  55402-3901
                                    Telephone:  (612) 766-7000

                              The Sponsor of the Prototype (or its authorized representative) will inform the Lead
                              Employer if any amendments are made to the Prototype Defined Contribution Plan, or if the Prototype Defined Contribution Plan is discontinued or abandoned.



                                  [THE REMAINING PORTION OF THE PAGE IS INTENTIONALLY BLANK]



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

---------------------------------------------------------------------------------------------------------------
X. RELIANCE ON IRS OPINION LETTER
---------------------------------------------------------------------------------------------------------------

                              The Participating Employers may rely on an opinion letter issued by the Internal
                              Revenue Service ("IRS") as evidence that the Plan is qualified under Code ss. 401(a)
                              only to the extent provided in Announcement 2001-77, 2001-30 I.R.B.

                              The Participating Employers may not rely on the opinion letter in certain other circumstances or with respect to certain qualification requirements, which are specified in the opinion letter issued with respect to the Plan and in Announcement
                              2001-77.

                              In order to have reliance in such circumstances or with respect to such qualification requirements, application for a determination letter must be made to Employee Plans
                              Determinations of the Internal Revenue Service.

                              This Adoption Agreement may be used only in conjunction with Basic Plan Document #01.


---------------------------------------------------------------------------------------------------------------
Y. LEAD EMPLOYER SIGNATURE
---------------------------------------------------------------------------------------------------------------

IN WITNESS WHEREOF, the Lead Employer has caused this Adoption Agreement to be adopted effective as of the Original
Effective Date or Amendment Effective Date (in Section A. Preamble).

YOU SHOULD CONSULT WITH AN ATTORNEY OR OTHER INDEPENDENT QUALIFIED ADVISOR AS TO THE LEGAL AND TAX EFFECT OF
ADOPTING THE PLAN.


Date signed: __________________                         Lead Employer:  MOCON, Inc.


                                                        By:
                                                            -----------------------------------------
                                                            Name [PRINT]:
                                                                          ---------------------------
                                                            Its [TITLE]:
                                                                          ---------------------------




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

--------------------------------------------------------------------------------
Z. TRUSTEE OR CUSTODIAN SIGNATURE
--------------------------------------------------------------------------------

                               FOR TRUST AGREEMENT

The Trustee(s) hereby accepts appointment as such in accordance with the Prototype Trust Agreement.

FOR INDIVIDUAL TRUSTEE(S) SERVING PURSUANT TO THE         FOR A FINANCIAL ORGANIZATION SERVING PURSUANT TO  THE
"TRUST AGREEMENT FOR INDIVIDUAL TRUSTEES" (ATTACH         "TRUST AGREEMENT FOR DIRECTED TRUSTEE" OR THE "TRUST
ADDITIONAL SHEETS IF NECESSARY)                           AGREEMENT WITH DISCRETIONARY TRUSTEE OPTION"


Date signed: ____________________________________         Date signed: ________________________________________

Effective: ______________________________________         Effective: __________________________________________


Trustee (1): ___                                          Trustee: Stanton Trust Company, N.A.


_________________________________________________         By: _________________________________________________
Signature

                                                              Name [PRINT]: ___________________________________


Trustee (2): ___                                              Its [TITLE]: ____________________________________


_________________________________________________         [ADDITIONAL SIGNATURE IS OPTIONAL]
Signature

                                                          And: ________________________________________________


Trustee (3): ___                                               Name [PRINT]: __________________________________


_________________________________________________              Its [TITLE]: ___________________________________
Signature




Trustee (4): ___


_________________________________________________
Signature


---------------------------------------------------------------------------------------------------------------


                                                      OR

                                         FOR CUSTODIAL AGREEMENT

The Custodian hereby accepts its appointment as such in accordance with the Custodial Agreement.

Date signed: ____________________________________         Custodian: __________________________________________

Effective: ______________________________________
                                                          By: _________________________________________________

                                                              Name [PRINT]: ___________________________________


                                                              Its [TITLE]: ____________________________________





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

                       PROTOTYPE DEFINED CONTRIBUTION PLAN

                        SUPPLEMENT TO ADOPTION AGREEMENT
                  TO ALLOW FOR PARTICIPATING EMPLOYER ADOPTION

--------------------------------------------------------------------------------

Effective as of December 1, 2002 the undersigned Controlled Group Member adopts the Plan as established by the Lead Employer and agrees to be a "Participating
Employer" under the Plan. The Section of the Adoption Agreement titled "Reliance on IRS Opinion Letter" is incorporated herein by reference and applies to the adoption of the Plan by the undersigned Participating Employer.


Date signed: ______________________________________       Participating Employer:  Baseline-MOCON, Inc.


                                                          By: _________________________________________________


                                                              Name [PRINT]: ___________________________________


                                                              Its [TITLE]: ____________________________________



                                                          And: ________________________________________________


                                                               Name [PRINT]: __________________________________


                                                               Its [TITLE]: ___________________________________



---------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------
OPTIONAL - CONSENT MAY BE GIVEN IN ANY MANNER DEEMED APPROPRIATE BY THE LEAD EMPLOYER.
---------------------------------------------------------------------------------------------------------------

The Lead Employer hereby consents to the adoption of the Plan by the above Controlled Group Member.


Date signed: ______________________________________       Participating Employer:  MOCON, Inc.


                                                          By: _________________________________________________


                                                              Name [PRINT]: ___________________________________


                                                              Its [TITLE]: ____________________________________



---------------------------------------------------------------------------------------------------------------






                                 ATTACH ADDITIONAL SHEET FOR EACH PARTICIPATING EMPLOYER.




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

                       PROTOTYPE DEFINED CONTRIBUTION PLAN

                        SUPPLEMENT TO ADOPTION AGREEMENT
                  TO ALLOW FOR PARTICIPATING EMPLOYER ADOPTION

--------------------------------------------------------------------------------

Effective as of December 1, 2002 the undersigned Controlled Group Member adopts the Plan as established by the Lead Employer and agrees to be a "Participating
Employer" under the Plan. The Section of the Adoption Agreement titled "Reliance on IRS Opinion Letter" is incorporated herein by reference and applies to the adoption of the Plan by the undersigned Participating Employer.


Date signed: ______________________________________       Participating Employer:  Microanalytics Instrumentation


                                                          By: _________________________________________________


                                                              Name [PRINT]: ___________________________________


                                                              Its [TITLE]: ____________________________________



                                                          And: ________________________________________________


                                                               Name [PRINT]: __________________________________


                                                               Its [TITLE]: ___________________________________



---------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------
OPTIONAL - CONSENT MAY BE GIVEN IN ANY MANNER DEEMED APPROPRIATE BY THE LEAD EMPLOYER.
---------------------------------------------------------------------------------------------------------------

The Lead Employer hereby consents to the adoption of the Plan by the above Controlled Group Member.


Date signed: ______________________________________       Participating Employer:  MOCON, Inc.


                                                          By: _________________________________________________


                                                              Name [PRINT]: ___________________________________


                                                              Its [TITLE]: ____________________________________



---------------------------------------------------------------------------------------------------------------






                                 ATTACH ADDITIONAL SHEET FOR EACH PARTICIPATING EMPLOYER.




(C) 2001                                                  61                                       Full-Flex - 003

                       PROTOTYPE DEFINED CONTRIBUTION PLAN

                        SUPPLEMENT TO ADOPTION AGREEMENT
                  TO ALLOW FOR PARTICIPATING EMPLOYER ADOPTION

--------------------------------------------------------------------------------

Effective as of December 1, 2002 the undersigned Controlled Group Member adopts the Plan as established by the Lead Employer and agrees to be a "Participating Employer" under the Plan. The Section of the Adoption Agreement titled "Reliance on IRS Opinion Letter" is incorporated herein by reference and applies to the adoption of the Plan by the undersigned Participating Employer.


Date signed: ______________________________________       Participating Employer:  Lab Connections, Inc.


                                                          By: _________________________________________________


                                                              Name [PRINT]: ___________________________________


                                                              Its [TITLE]: ____________________________________



                                                          And: ________________________________________________


                                                               Name [PRINT]: __________________________________


                                                               Its [TITLE]: ___________________________________



---------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------
OPTIONAL - CONSENT MAY BE GIVEN IN ANY MANNER DEEMED APPROPRIATE BY THE LEAD EMPLOYER.
---------------------------------------------------------------------------------------------------------------

The Lead Employer hereby consents to the adoption of the Plan by the above Controlled Group Member.


Date signed: ______________________________________       Participating Employer:  MOCON, Inc.


                                                          By: _________________________________________________


                                                              Name [PRINT]: ___________________________________


                                                              Its [TITLE]: ____________________________________



---------------------------------------------------------------------------------------------------------------






                                 ATTACH ADDITIONAL SHEET FOR EACH PARTICIPATING EMPLOYER.




(C) 2001                                                  62                                       Full-Flex - 003

                         SPECIAL TESTING RULES ADDENDUM

--------------------------------------------------------------------------------

THIS SPECIAL TESTING RULES ADDENDUM MUST BE COMPLETED IF THIS AMENDMENT TO THE PLAN IS BEING MADE IN ORDER TO RETROACTIVELY DOCUMENT THE ADMINISTRATIVE CHOICES MADE IN RESPONSE TO CHANGES IN THE LAW RESULTING FROM THE URUGUAY ROUND AGREEMENTS ACT ("GATT"), THE UNIFORM SERVICES EMPLOYMENT AND REEMPLOYMENT RIGHTS ACT OF 1994 ("USERRA"), THE SMALL BUSINESS JOB PROTECTION ACT OF 1996 (SBJPA"), THE TAXPAYER RELIEF ACT OF 1997 ("TRA '97"), THE INTERNAL REVENUE SERVICE RESTRUCTURING ACT OF 1998 OR THE COMMUNITY RENEWAL TAX RELIEF ACT OF 2000 (COLLECTIVELY REFERRED TO AS "GUST").

THE ELECTIONS SET FORTH IN THE ADOPTION AGREEMENT WILL CONTROL FOR PLAN YEARS BEGINNING ON AND AFTER THE AMENDMENT EFFECTIVE DATE OF THE ADOPTION AGREEMENT THAT IMPLEMENTS THE CHANGES REQUIRED BY GUST. THE FOLLOWING ELECTIONS RELATE ONLY TO PLAN YEARS BEGINNING PRIOR TO SUCH AMENDMENT EFFECTIVE DATE.

--------------------------------------------------------------------------------
HIGHLY COMPENSATED EMPLOYEES
--------------------------------------------------------------------------------

EXPLANATION: Code ss. 414(q) allows two elections for purposes of determining the Highly CompensateD Employees. First, a "top-paid group" election generally allows the Highly Compensated Employees (other than more than five-percent owners) to be limited to the top 20% of employees when ranked by compensation. Second, if the plan year is other than the calendar year, a "calendar year" election generally allows the Highly Compensated Employees to be determined based on calendar year compensation instead of plan year compensation. These elections are first available for plan years beginning on or after January 1, 1997.

ELECTION (1): Specify whether the "top-paid group" election did or did not apply for the specified Plan Year ... [COMPLETE]:

             For the Plan Year                Did the top-paid
           beginning on or after               group election
      January 1 of the following year:             apply?
      --------------------------------     -----------------------
                  1997                     [X] did     [ ] did not   ... apply
                  1998                     [ ] did     [X] did not   ... apply
                  1999                     [ ] did     [X] did not   ... apply
                  2000                     [ ] did     [X] did not   ... apply
                  2001                     [X] did     [ ] did not   ... apply

ELECTION (2): Specify whether the "calendar year" election did or did not apply for the specified Plan Year...[COMPLETE]: [NOTE: DO NOT COMPLETE FOR ANY YEAR FOR WHICH THE CALENDAR YEAR WAS THE PLAN YEAR.]

             For the Plan Year                Did the calendar
           beginning on or after                year election
      January 1 of the following year:             apply?
      --------------------------------     -----------------------
                  1997                     [ ] did     [ ] did not   ... apply
                  1998                     [ ] did     [ ] did not   ... apply
                  1999                     [ ] did     [ ] did not   ... apply
                  2000                     [ ] did     [ ] did not   ... apply
                  2001                     [ ] did     [ ] did not   ... apply

[NOTE: DEPENDING ON YOUR ADOPTION AGREEMENT, THE "CALENDAR YEAR" ELECTION MAY NOT BE AVAILABLE FOR PLAN YEARS BEGINNING ON OR AFTER THE AMENDMENT EFFECTIVE DATE OF YOUR NEW ADOPTION AGREEMENT.]


(C) 2001                            63                           Full-Flex - 003

--------------------------------------------------------------------------------
ACTUAL DEFERRAL/CONTRIBUTION PERCENTAGE TEST
--------------------------------------------------------------------------------

EXPLANATION: Code ss. 401(k) requires that elective deferrals annually satisfy an Actual DeferraL Percentage (ADP) Test. Further, Code ss. 401(m) requires that after-tax contributions and matchinG contributions annually satisfy an Actual Contribution Percentage (ACP) Test. Starting for the first plan year beginning on or after January 1, 1997, the ADP and ACP Tests must either be applied using a "prior year" or "current year" testing methodology.

ELECTION (1): For each specified Plan Year in which the Plan was subject to the ADP Test, specify whether the "prior year" or "current year" testing methodology applied for purposes of the ADP Test ... [COMPLETE]: [NOTE: IF THE PLAN WAS A SAFE-HARBOR PLAN UNDER CODE ss. 401(k)(12) FOR ANY PLAN YEAR BEGINNING ON OR AFTER JANUARY 1, 1999, THE "CURRENT YEAR" METHOD MUST BE SPECIFIED FOR THAT PLAN YEAR.]

       For the Plan Year                   Which testing method
     beginning on or after                   was used to apply
January 1 of the following year:               the ADP Test?
--------------------------------     ---------------------------------
            1997                     [ ] current year    [X] prior year   ... method
            1998                     [ ] current year    [X] prior year   ... method
            1999                     [X] current year    [ ] prior year   ... method
            2000                     [X] current year    [ ] prior year   ... method
            2001                     [X] current year    [ ] prior year   ... method

ELECTION (2): For each specified Plan Year in which the Plan was subject to the ACP Test, specify whether the "prior year" or "current year" testing methodology applied for purposes of the ACP Test ... [COMPLETE]: [NOTE: IF THE PLAN WAS A SAFE-HARBOR PLAN UNDER CODE ss. 401(m)(11) FOR ANY PLAN YEAR BEGINNING ON OR AFTER JANUARY 1, 1999, THE "CURRENT YEAR" METHOD MUST BE SPECIFIED FOR THAT PLAN YEAR.]

       For the Plan Year                   Which testing method
     beginning on or after                   was used to apply
January 1 of the following year:               the ACP Test?
--------------------------------     ---------------------------------
            1997                     [ ] current year    [X] prior year   ... method
            1998                     [ ] current year    [X] prior year   ... method
            1999                     [X] current year    [ ] prior year   ... method
            2000                     [X] current year    [ ] prior year   ... method
            2001                     [X] current year    [ ] prior year   ... method

--------------------------------------------------------------------------------
FAMILY AGGREGATION RULES
--------------------------------------------------------------------------------

EXPLANATION: Code ss. 401(a)(17) previously applied certain "family aggregation rules" to determinE the annual compensation limit of a participant. Those family aggregation rules were repealed effective as of the first plan year beginning on or after January 1, 1997. However, the Plan voluntarily may have continued to apply the family aggregation rules for this purpose until it is amended for GUST.

ELECTION: The Plan discontinued the family aggregation rules as of the Plan Year beginning on or after ... [CHECK ONE]:

a.    [X] January 1, 1997.
b. [ ] the Amendment Effective Date of the Adoption Agreement that implements the changes required by GUST.
c.    [ ] ___ [A DATE BETWEEN THE DATES SPECIFIED IN a. AND b.]


(C) 2001                                64                       Full-Flex - 003

--------------------------------------------------------------------------------
CASH-OUT AMOUNT
--------------------------------------------------------------------------------

EXPLANATION: Code ss.411(a)(11) previously allowed involuntary "cash-out" of amounts not in excesS of $3,500. This limit was raised to $5,000 effective as of the first plan year beginning after August 5, 1997. However, the Plan voluntarily may have continued the $3,500 (or a lower) cash-out amount.

ELECTION: The Plan implemented the higher cash-out amount now specified in the Adoption Agreement as of... [CHECK ONE]:

a.    [X] the first day of the first Plan Year beginning after August 5, 1997.

b. [ ] the Amendment Effective Date of the Adoption Agreement that implements the changes required by GUST.

c.    [ ] ___ [A DATE BETWEEN THE DATES SPECIFIED IN a. AND b.]

d. [ ] N/A - the cash-out amount has not been increased by the Amendment Effective Date of the Adoption Agreement that implements the changes required by GUST.

--------------------------------------------------------------------------------
REQUIRED BEGINNING DATE
--------------------------------------------------------------------------------

EXPLANATION: Code ss.401(a)(9) previously required that minimum distributions commence to anY participant as of the April 1 of the calendar year after the calendar year in which he/she attained age 70 1/2 (even if he/she remained employed with the employer sponsoring the plan). This "requirED beginning date" was changed for participants who are still employed after age 70 1/2 (but not for moRE than five percent owners) effective January 1, 1997. However, the Plan voluntarily may have continued to determine the required beginning date based on the definition in effect prior to January 1, 1997.

ELECTION (1): The Plan implemented the new required beginning date as of ... [CHECK ONE]:

a.    [X] January 1, 1997.

b. [ ] the Amendment Effective Date of the Adoption Agreement that implements the changes required by GUST.

c.    [ ] ___ [A DATE BETWEEN THE DATES SPECIFIED IN a. AND b.]

d. [ ] N/A - the new required beginning date has not been implemented by the Amendment Effective Date of the Adoption Agreement that implements the changes required by GUST. [NOTE: THIS OPTION IS NOT APPROPRIATE FOR PLANS ADOPTED OR ORIGINALLY EFFECTIVE ON OR AFTER JANUARY 1, 1997.]

ELECTION (2): A Participant who attained age 70 1/2 prior to the date specified above and who has noT had a Termination of Service ... [CHECK ONE]: [NOTE: DO NOT COMPLETE IF d. IS SELECTED ABOVE.]

a.    [ ] may not elect to stop minimum distributions.

b. [X] may elect to stop minimum distributions and recommence such distributions by the April 1 of the calendar year after the calendar year of his/her Termination of Service, and the new commencement date ... [CHECK ONE]:

            1.  [X]  will
            2.  [ ]  will not

            ... be treated as a new Benefit Starting Date for purposes of the Plan. [NOTE: THE OPTION TO STOP MINIMUM DISTRIBUTIONS DOES NOT APPLY TO A PARTICIPANT WHO IS A MORE THAN FIVE-PERCENT OWNER IN THE PLAN YEAR ENDING IN THE CALENDAR YEAR IN WHICH HE/SHE ATTAINS AGE 70 1/2.]

--------------------------------------------------------------------------------
COMBINED PLAN LIMIT
--------------------------------------------------------------------------------

EXPLANATION: Code ss. 415(e) previously imposed a "combined plan limit" if an employer maintaineD both a defined contribution plan and a defined benefit plan. This limit was repealed effective for Limitation Years beginning on or after January 1, 2000. However, the Plan voluntarily may have continued to apply the limit until it is amended for GUST.

ELECTION: The Plan eliminated the combined plan limit effective as of the first Limitation Year beginning on or after ... [CHECK ONE]:

a.    [ ] January 1, 2000.

b. [ ] the Amendment Effective Date of the Adoption Agreement that implements the changes required by GUST.

c.    [ ] ___ [A DATE BETWEEN THE DATES SPECIFIED IN a. AND b.]

d. [X] N/A - no Controlled Group Member has maintained a defined benefit plan after January 1, 2000, covering any Participant in this Plan.


(C) 2001                              65                         Full-Flex - 003